JNL/ALGER GROWTH SERIES
                                FRED ALGER MANAGEMENT, INC.
                                DAVID D. ALGER
[FRED ALGER MANAGEMENT, INC. LOGO]

OBJECTIVE:

JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

MONEY MANAGER COMMENTARY:

The stock market experienced a negative year in 2000. After a volatile 1st quarter that included a Fed rate hike in February, profit-taking and interest rate fears began to weigh on equity indices. Shortly after another rate hike in March, the NASDAQ fell in excess of 500 points intra-day on April 4th. Despite staging a strong intra-day recovery, the NASDAQ continued to plummet throughout most of April and May, anticipating the Fed's 50 basis point May rate hike. After staging a wider recovery in late May and June, brought on primarily by a series of economic reports that indicated a slowing of the economy, the market could not maintain its traction during July, and proceeded to move lower.

During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetite for equities was reinvigorated. Unfortunately, as the calendar shifted into September most equities began to sell off, and this negative trend continued throughout October. The month of November brought no relief to the besieged markets, as a series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy had slowed dramatically. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows.

For the year, the Series' total return was -13.44%, as compared to -9.11% for the S&P 500 Index. The Series fared much better when compared to the S&P 500/Barra Growth Index (-22.08%). Unfortunately, management's growth stock philosophy was a detriment during a period in which value severely outperformed growth. The Series was overweighted in the weak technology sector throughout most of the period, thereby hurting relative returns. Furthermore, management does not make widespread attempts at timing market movements. Therefore, the Series was close to fully invested throughout the difficult twelve-month period.

We are extremely optimistic about the potential that exists for equity markets in the coming year and think it is probable that the recent Fed rate cut in January 2001 will be the first in a series of such moves. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALGER GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                  JNL/ALGER GROWTH SERIES                 S&P 500 INDEX
                                                                  -----------------------                 -------------
10/16/1995                                                                 10000                              10000
12/31/1995                                                                  9840                              10617
                                                                           10380                              11187
                                                                           10430                              11687
                                                                           10760                              12048
12/31/1996                                                                 11160                              13051
                                                                           11140                              13401
                                                                           13030                              15737
                                                                           14560                              16916
12/31/1997                                                                 14084                              17402
                                                                           16161                              19902
                                                                           17625                              20482
                                                                           16327                              18448
12/31/1998                                                                 20515                              22374
                                                                           22853                              23489
                                                                           23871                              25145
                                                                           22636                              23575
12/31/1999                                                                 27448                              27083
                                                                           30431                              27704
                                                                           28694                              26968
                                                                           27664                              26706
12/31/2000                                                                 23758                              24617

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -13.44%
                       5 year..................                           19.24%
                       Since inception*........                           18.04%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date October 16, 1995.

                               JNL/ALLIANCE GROWTH SERIES
                               ALLIANCE CAPITAL MANAGEMENT L.P.
[ALLIANCE CAPITAL LOGO]        JAMES G. REILLY, SYED HASNAIN

OBJECTIVE:

JNL/Alliance Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

MONEY MANAGER COMMENTARY:

The Series finished the year with a -17.59% return that underperformed the S&P 500 Index return of -9.11% due to an overweight in the poor-performing technology sector and unfavorable stock selection in the media and entertainment sector. Solid stock selection in financial services and healthcare contributed positively to performance for the year.

All of the major U.S. stock indices finished the year in negative territory. As economic growth slowed, the inevitable deceleration in earnings growth became evident as the year progressed. Also contributing to the slowdown in earnings growth was a mix of higher energy prices, a lower Euro and inventory imbalances primarily in the technology sector. The stock market decline intensified as the year drew to a close culminating in the one of deepest bear markets for technology stocks. Technology stocks were punished most severely, and almost indiscriminately, since earnings growth expectations and valuations were the highest. Media and entertainment stocks came under pressure amid concerns about a slowdown in advertising spending.

Although the market is likely to remain volatile as sentiment vacillates with the economic data and corporate earnings reports, we believe the stage is set for a rebound during 2001. Our outlook for the U.S. economy and the financial markets remains favorable. Economic growth, albeit lower, is solid. Importantly, inflation is benign, productivity growth remains strong, unemployment is at record lows and consumer confidence while shaken remains positive. Against this constructive economic outlook, corporate profit growth should be solid, especially for high quality, growth companies whose prospective earnings growth is attractive on a relative basis. We believe that the Federal Reserve will continue to cut interest rates, which should provide a positive tailwind for the market. We remain focused on getting the fundamentals right for the preeminent growth companies that we own while taking advantage of specific price opportunities as they arise.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALLIANCE GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                 JNL/ALLIANCE GROWTH SERIES               S&P 500 INDEX
                                                                 --------------------------               -------------
3/02/1998                                                                  10000                              10000
                                                                           11280                              10858
                                                                           10060                               9780
12/31/1998                                                                 13280                              11861
                                                                           14650                              12453
                                                                           15280                              13330
                                                                           14470                              12498
12/31/1999                                                                 17029                              14357
                                                                           17920                              14687
                                                                           17388                              14297
                                                                           16334                              14158
12/31/2000                                                                 14033                              13050

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -17.59%
                       Since inception*........                           12.68%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

                       JNL/EAGLE CORE EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
                       TEAM MANAGEMENT
[EAGLE ASSET MANAGEMENT INC. LOGO]

OBJECTIVE:

JNL/Eagle Core Equity Series seeks as its investment objective long-term capital appreciation and, secondarily, current income by investing primarily in a diversified portfolio of common stocks which is believed to offer above-average potential for long-term growth. To achieve this, the sub-adviser uses three different investment strategies. The Series' assets are allocated 40% to the "Growth Strategy", 40% to the "Value Strategy" and 20% to the "Income Strategy". The Growth Strategy emphasizes securities of blue chip companies with growing earnings that are industry leaders and have market capitalizations in excess of $5 billion. The Value Strategy emphasizes securities of companies with market capitalizations in excess of $1 billion and that are financially sound but whose stock trades at a discount to its estimated intrinsic value. The Income Strategy emphasizes securities of companies with market capitalizations in excess of $1 billion that provide a stable or rising income stream.

MONEY MANAGER COMMENTARY:

The most important trend in 2000 was the reemergence of valuation as an important investment consideration. During 1999 and for most of the first quarter of 2000, investors continued to focus on a select group of highly priced technology companies that many considered immune to the impact of rising interest rates and other economic forces. With the dramatic sell off in Technology that began in mid-March and carried through year-end, those investors who continued to ignore the importance of valuation did so at their economic peril.

The Series ended 2000 with a return of 0.28%, outperforming the -9.11% return of our benchmark, the S&P 500 Index. As is evident from the strong relative returns generated by the Series since its inception, and during the market volatility of 2000 in particular, the diversification strategy devised by its creators continues to serve investors in the Series well.

With the dramatic sell off in growth stocks that occurred in 2000, as might be expected, the performance of the 40% large cap growth portion of the Series declined somewhat. However, also as expected, the 60% of the Series consisting of value and equity income stocks began to excel, enabling the Series to continue to deliver strong relative returns. We attribute this outperformance to thorough fundamental research, a focus on risk and the diversified nature of the Series.

Due to increasing signs of a weakening economy, our primary shift in the Growth strategy was to reduce our Technology weighting and invest in growth stocks in the more defensive Consumer Staples and Healthcare sectors. Additionally, we gradually increased our Financial Services position, in anticipation of a potential rally in response to interest rate cuts by the Fed. Fortunately, the reduction of our Technology weighting in the second and third quarters limited our exposure to the most severe part of the Technology downdraft that occurred in the last six weeks of the year. Healthcare was the Growth strategy's best performing sector, as the slowing economy encouraged investors to seek refuge in the consistent earnings growth delivered by the leaders in this sector. Our overweighting in Financial Services and Consumer Staples late in the year also helped our relative performance.

For the Value strategy, our overweighting in the Financial Services, Capital Goods and Energy sectors was key to the Series' strong performance relative to its benchmark. Financial Services stocks performed well late in the year, once it became clear that the Fed was no longer going to raise interest rates. In the Energy sector, several of our holdings benefited from the increased demand and higher prices for energy products and services. Like the other portions of the Series, the Communications and Technology sectors were among the weakest performers in the Value strategy. However, our strategic decision to maintain a significant underweighting in Technology all year was a major positive contributing factor to the Series' strong overall performance for the year.

The top performing sectors for the Income strategy were Consumer Staples, Financial Services and Utilities, benefiting from an investor rotation out of Technology stocks and into more defensive stocks. Financial Services stocks benefited when perception shifted from the Federal Reserve tightening, to that of it loosening economic policies. Utility companies posted excellent returns due, in part, to chronic undervaluation. Not surprisingly, the laggards for this portion of the Series were the Technology, Communications and Consumer Cyclicals sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE CORE EQUITY SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/EAGLE CORE EQUITY SERIES              S&P 500 INDEX
                                                                ----------------------------              -------------
9/16/1996                                                                  10000                              10000
12/31/1996                                                                 10647                              10892
                                                                           10808                              11184
                                                                           12642                              13134
                                                                           13695                              14118
12/31/1997                                                                 14091                              14523
                                                                           15629                              16610
                                                                           15577                              17094
                                                                           13866                              15396
12/31/1998                                                                 16422                              18673
                                                                           17020                              19604
                                                                           18393                              20985
                                                                           17227                              19675
12/31/1999                                                                 20288                              22602
                                                                           21519                              23121
                                                                           21024                              22507
                                                                           21738                              22289
12/31/2000                                                                 20345                              20545

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            0.28%
                       Since inception*........                           17.98%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date September 16, 1996.

                       JNL/EAGLE SMALLCAP EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
                       BERT L. BOKSEN
[EAGLE ASSET MANAGEMENT INC. LOGO]

OBJECTIVE:
JNL/Eagle SmallCap Equity Series seeks long-term capital appreciation by investing primarily in equity securities of smaller companies which are believed to offer potential for rapid growth.

MONEY MANAGER COMMENTARY:

The year 2000 marked the first negative year for most major market indices since 1990. While last year's downturn was a rude awakening for many investors, it was particularly painful for growth stocks (especially those in the Technology sector). Perhaps the best evidence of this was the performance of the tech-heavy NASDAQ Composite. After posting double-digit positive returns for the five years prior, including a stunning 85% return in 1999, the NASDAQ Composite dropped over 39% in 2000, the largest annual decline in its history.

In general, small cap stocks were in negative territory for the year, but showed a dramatic divergence between growth and value stocks. For the year, the Russell 1000 Growth Index was down -22% while the Russell 1000 Value Index was up 7%. This is the first time since 1997 that the value index outperformed the growth index.

We employ a "growth at a reasonable price" approach to stock selection. While we are growth managers, valuation is still an important part of our stock selection process as we try to avoid paying what we consider to be "unreasonable" prices for the stocks we purchase. For the year 2000 as a whole, the Series was down -13.25%. Our benchmark, the Russell 2000 Index, was down -2.92% on the year, as it benefited from the positive performance of the small cap value stocks that comprise a significant portion of the index.

Unfortunately, our growth bias resulted in our being underweight in the more traditional value sectors of the economy that were the strongest performers in 2000, such as Materials, Processing and Utilities, and overweight in the most damaging sector, Technology. While many of our individual Technology holdings held up reasonably well during the severe technology downdraft late in the year, our overweighting in this sector clearly hurt the Series' overall performance for the year.

Some of the strongest performing individual Series holdings for the year include Dain Rauscher, a financial services firm that was acquired during 2000, Cerner, a health care information services company, Cytyc, a biotech firm and Burr-Brown, a semiconductor company that was also purchased during the year. Series laggards for the year include health care company Medical Manager, telecommunications infrastructure firm International Fibercom, information technology outsourcing company Sykes Enterprises and industrial logistics firm Datastream Systems.

We remain concerned about slowing economic growth in the first quarter and deceleration in earnings growth into 2001, and we expect to see earnings expectations continue to come down. The Federal Reserve has already cut the Federal Funds rate once, by an unusually large 50 basis points, and appears ready to do so again in the near future. Toward the end of 2001, however, we expect to see the economy level off and begin to show signs of renewed growth. The market will anticipate this shift in the economy, and is likely to begin to recover before the economic data does.

If history is any indication, the small cap market should recover quickly coming out of the economic downturn, and thus we believe it is prudent for investors to continue to allocate some portion of their assets to this segment of the market. When the rebound occurs it is often dramatic and by the time investors realize that the recovery is underway, too much of the upside potential is gone for investors seeking to then join the party. We believe that the Series, with its present overweighting in the Consumer Discretionary, Healthcare and Technology sectors, is particularly well positioned to benefit from this anticipated recovery, because these sectors have tended to perform the strongest once the small cap market recovers.

We are also encouraged by the continuing flow of announced small cap company stock repurchases and acquisitions of small companies by their larger competitors, as in the case of Dain Rauscher and Burr-Brown mentioned above. As long as small cap stocks continue to trade at multiples significantly below their large cap competitors, we believe they make attractive acquisition candidates for those larger companies that are finding it increasingly difficult to find ways to rapidly grow their earnings. We believe these trends also bode well for the long-term health of the small cap market as we head into 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE SMALLCAP EQUITY SERIES AND THE RUSSELL 2000 INDEX

[LINE GRAPH]

                                                              JNL/EAGLE SMALLCAP EQUITY SERIES          RUSSELL 2000 INDEX
                                                              --------------------------------          ------------------
9/16/1996                                                                 10000.00                           10000.00
12/31/1996                                                                11540.00                           10639.00
                                                                          11340.00                           10091.00
                                                                          13490.00                           11722.00
                                                                          16120.00                           13462.00
12/31/1997                                                                14730.00                           13004.00
                                                                          17140.00                           14346.00
                                                                          15970.00                           13520.00
                                                                          12150.00                           10784.00
12/31/1998                                                                14904.00                           12557.00
                                                                          13134.00                           11874.00
                                                                          16996.00                           13717.00
                                                                          14985.00                           12848.00
12/31/1999                                                                17776.00                           15238.00
                                                                          18876.00                           16317.00
                                                                          18299.00                           15703.00
                                                                          17705.00                           15882.00
12/31/2000                                                                15421.00                           14793.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -13.25%
                       Since inception*........                           10.61%
                       Past performance is not predictive of future
                       performance. Investment return and principal value
                       will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.
---------------
* Inception date September 16, 1996.

                                JNL/J.P. MORGAN ENHANCED S&P 500
                                   STOCK INDEX SERIES
                                J.P. MORGAN INVESTMENT MANAGEMENT INC.
[JP MORGAN LOGO]                TEAM MANAGEMENT

OBJECTIVE:

JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series seeks as its investment objective to provide high total return by investing in a broadly diversified portfolio of equity securities.

MONEY MANAGER COMMENTARY:

2000 was a tale of two markets as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. equity markets, coinciding with the Federal Reserve's tightening monetary policy, as the S&P 500 ended the year losing over 9% and the Nasdaq down over 39%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings downgrades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slowdown ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 Index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worse than the larger more liquid stocks.

The year 2000 was difficult for the Series. The Series returned -11.38%, as compared to -9.11 for its benchmark, the S&P 500 Index. Like the market, the sector performance within the Series showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris gained 105% as litigation problems have subsided a little and the company acquired Nabisco. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services, detracted from performance. An underweight in Oracle, whose stock gained 5.6% and outperformed its' sector by over 49%, was the worst performer in the portfolio. Overweighting Motorola, whose 60% loss underperformed its' sector by over 32%, also hurt results.

We remain confident in our investment process and robust risk controls, and expect that the historically wide spread between the most and least attractive companies in our research universe suggests opportunities ahead. The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the Fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/J.P. MORGAN ENHANCED S&P 500 STOCK INDEX SERIES AND
THE S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/J.P. MORGAN ENHANCED S&P
                                                                   500 STOCK INDEX SERIES                 S&P 500 INDEX
                                                                ----------------------------              -------------
5/16/1999                                                                 10000.00                           10000.00
                                                                          10240.00                           10263.00
                                                                           9570.00                            9622.00
12/31/1999                                                                10685.00                           11054.00
                                                                          10877.00                           11307.00
                                                                          10483.00                           11007.00
                                                                          10271.00                           10900.00
12/31/2000                                                                 9469.00                           10048.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -11.38%
                       Since inception*........                           -3.29%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 16, 1999.

                                JNL/J.P. MORGAN INTERNATIONAL & EMERGING
                                   MARKETS SERIES
                                J.P. MORGAN INVESTMENT MANAGEMENT INC.
[JP MORGAN LOGO]                TEAM MANAGEMENT

OBJECTIVE:

JNL/J.P. Morgan International & Emerging Markets Series seeks as its investment objective to provide high total return by investing in a portfolio of equity securities of foreign companies in developed and, to lesser extent, developing markets.

MONEY MANAGER COMMENTARY:

During 1999 international markets were strong performers, with the MSCI All Country World (ex U.S.) Index (developed and emerging international markets) returning 30.9%. Unfortunately, the year 2000 was not as positive as both developed and emerging markets fell. For the year, the Series returned -15.45% compared to -16.29% for its benchmark, the MSCI All Country World (ex U.S.) Index.

The start of the period witnessed a continuation of last year's trends. Economic growth continued to look healthy around the world, and many of the so-called "new economy" sectors, particularly TMT (Technology, Media and Telecom) continued to perform well. By the second quarter of the year, the situation and market perception changed. Global investment markets began to focus on the upward trend in interest rates. The Fed, Bank of England, ECB (European Central
Bank), and Bank of Japan, all raised rates during the year -- prompted by strong economic growth. By the end of the period, the mood was much darker, with concerns that rate rises in the U.S. had gone too far. Some commentators began to predict a hard landing for the U.S. economy, and as a consequence, a global slowing of economic growth.

Against this background, equity markets did not respond favorably, with most of the underperformance coming in the second half of the year. The Asian markets, both developed and emerging, did particularly badly. Amongst the larger markets Japan lagged; with many foreign investors taking profits post 1999's strong performance, and continued unwinding of cross-shareholdings negatively affecting the market.

Both the UK and Continental Europe outperformed, in relative terms, over the period. In addition, the Euro strengthened against all major currencies towards the end of the year after an extended period of poor performance.

Over the period, our selections within the Utilities, Telecom, and Insurance sectors added to positive performance. Also contributing positively to performance were our selections within the Oil industry where overweight positions in Santos Limited and Total Fina both proved beneficial, as the stocks gained 54% and 21%, respectively, over the one year period. On the other hand, our position in Lukoil caused us to give back some of this outperformance as the market became skeptical over company management's promise to improve accountability to its shareholders, although we still believe this is an attractive stock to hold with a solid balance sheet. In addition, not holding British Telecom, which lost roughly 61% of its value over the period, and Deutsche Telekom, which lost 54%, also contributed positively to performance. Sectors in which we had a more difficult time with regards to stock selection included Chemicals, Banks, and Media & Leisure. Finally, our overweight position in Skandia hurt performance, particularly during the second half of the year when the stock lost roughly one third of its value as the equity market fell out of favor and sales growth slowed.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/J.P. MORGAN INTERNATIONAL & EMERGING MARKETS SERIES AND THE
MSCI ALL COUNTRY WORLD (EX U.S.) INDEX

[LINE GRAPH]

                                                              JNL/J.P. MORGAN INTERNATIONAL &    MSCI ALL COUNTY WORLD (EX U.S.)
                                                                  EMERGING MARKETS SERIES                     INDEX
                                                              -------------------------------    -------------------------------
3/02/1998                                                                  10000                              10000
                                                                           10490                              10322
                                                                           10230                              10092
                                                                            8140                               8525
12/31/1998                                                                  9876                              10211
                                                                           10278                              10432
                                                                           11022                              10927
                                                                           11565                              11237
12/31/1999                                                                 13631                              13242
                                                                           13372                              13341
                                                                           13216                              12738
                                                                           13377                              11647
12/31/2000                                                                 11525                              11086

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -15.45%
                       Since inception*........                            5.13%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

                                JNL/JANUS AGGRESSIVE GROWTH SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    WARREN B. LAMMERT

OBJECTIVE:

JNL/Janus Aggressive Growth Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

MONEY MANAGER COMMENTARY:

It seemed the year was off to a good start as Y2K proved to be a non-issue and technology stocks continued to soar in the first quarter. However, in March valuation concerns about Internet firms' business models caused even the sector's leaders to drop. The Nasdaq recovered some of its losses in the summer but resumed its descent in the fall. Earnings misses from a number of companies didn't help. Meanwhile, high oil prices and the tight job market encouraged the Federal Reserve to raise interest rates three times in the first half of the year. As the once-hot economy cooled, consumers spent less, retail sales weakened, and companies warned of slower growth rates. The virtually undecided presidential election added further uncertainty to the mix, and investors continued their sell-off in the tech sector.

Technology stocks in general underperformed. Even firms that have successfully built enduring franchises on the Web, such as Amazon.com, did not emerge unscathed. Meanwhile, our wireless holdings continue to have a positive outlook despite difficulty this year. Although it declined, wireless handset leader Nokia is positioned favorably. The company used third-quarter struggles as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side. Elsewhere, power-producing company Enron capitalized effectively on the new opportunities created by the deregulation of natural gas and electricity markets worldwide.

The Federal Reserve's recent decision to cut interest rates together with proposed tax cuts should go a long way toward restoring consumer confidence and placing the economy back on track. Because it often takes many months for such policies to have their full effect, the near-term outlook for both the economy and the Series remains somewhat clouded. Still, we are very confident about the long-term prospects for each of our holdings and therefore look forward to 2001 with cautious optimism.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS AGGRESSIVE GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                JNL/JANUS AGGRESSIVE GROWTH
                                                                           SERIES                         S&P 500 INDEX
                                                                ---------------------------               -------------
5/15/1995                                                                  10000                              10000
                                                                           10860                              10356
                                                                           12190                              11179
12/31/1995                                                                 12409                              11851
                                                                           13578                              12487
                                                                           14022                              13046
                                                                           14601                              13448
12/31/1996                                                                 14761                              14568
                                                                           14011                              14958
                                                                           15666                              17567
                                                                           17232                              18882
12/31/1997                                                                 16631                              19424
                                                                           19595                              22134
                                                                           21621                              22863
                                                                           20202                              20593
12/31/1998                                                                 26220                              24975
                                                                           32478                              26220
                                                                           34829                              28068
                                                                           35993                              26315
12/31/1999                                                                 50980                              30231
                                                                           57995                              30924
                                                                           49615                              30102
                                                                           50291                              29811
12/31/2000                                                                 40289                              27478

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -20.97%
                       5 year..................                           26.51%
                       Since inception*........                           28.04%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                                JNL/JANUS BALANCED SERIES
                                JANUS CAPITAL CORPORATION
                                KAREN L. REIDY
[JANUS LOGO]

OBJECTIVE:

JNL/Janus Balanced Series seeks as its investment objective long-term capital growth, consistent with preservation of capital and balanced by current income. The Series normally invests 40-60% of its assets in securities selected primarily for their income potential.

MONEY MANAGER COMMENTARY:

The Series commenced operations on May 1, 2000. For the period from inception through December 31, 2000, the Series returned -2.00% compared to -9.37% for the S&P 500 Index and 9.73% for the Lehman Brothers Government/Corporate Bond Index. Investors got a painful reminder that what goes up must come down as equity markets plunged in 2000. The year started off dramatically, with a booming economy creating a strong tailwind for stocks. But by March, worries that the record-breaking economic expansion would spark faster inflation took their toll as share prices fell sharply.

Later, uncertainty over interest rates gave way to fears about slowing corporate earnings and higher energy costs, pressuring stocks ever lower. Although the Federal Reserve in December left interest rates unchanged for the fifth straight time, they also declared economic weakness to be a bigger threat than inflation. In the end, the S&P 500 Index suffered its greatest decline since 1977, and the Dow Jones Industrial Average posted its poorest return since 1981. The technology-dominated Nasdaq Composite Index, however, turned in the worst performance, falling 39%, the biggest drop in its 29-year history.

Among our disappointments was media giant Viacom. As the economy showed signs of cooling, Viacom retreated on worries the slowdown could hurt ad sales. Also working against us was Wal-Mart. The world's largest discount retailer struggled as a pullback in consumer spending put downward pressure on retailing shares across the board.

Supporting our performance was Burlington Resources, one of the largest independent oil and natural gas producers in the U.S. The company has benefited as the American energy market evolves from a reliance on coal- and nuclear-fired power to clean-burning and efficient natural gas. Anheuser Busch, the largest beer maker in the U.S., also turned in solid performance as demand -- and pricing -- for its products remained strong.

Looking ahead, we will stay focused on the fundamentals, employing our rigorous, hands-on stock-picking approach to find companies worthy of your investment.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS BALANCED SERIES, THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                                                                          GOVERNMENT/CORPORATE
                                                JNL/JANUS BALANCED SERIES         S&P 500 INDEX                BOND INDEX
                                                -------------------------         -------------           --------------------
5/01/2000                                               10000.00                    10000.00                    10000.00
                                                         9980.00                     9928.00                    10220.00
                                                         9980.00                     9832.00                    10514.00
12/31/2000                                               9800.00                     9063.00                    10973.00

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM MAY 1, 2000*

                       TO DECEMBER 31, 2000.............................-2.00%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 1, 2000.

                                JNL/JANUS CAPITAL GROWTH SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    JAMES P. GOFF

OBJECTIVE:

JNL/Janus Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

MONEY MANAGER COMMENTARY:

Most major stock market indices finished the year with steep losses as investors struggled to adjust to rapid shifts in the economic outlook. Fears that the U.S. economy was growing too rapidly for its own good quickly gave ways to worries that the economy was edging toward recession, and investors responded by selling off high-growth stocks. Although midcap markets fared better than most, strength among cyclically-oriented companies -- an area of the market we typically try to avoid -- masked extreme volatility among the faster-growing companies in which we invest.

Our limited exposure to utilities, financial services and energy companies and focus on media and telecommunications therefore goes to the heart of our disappointing relative performance. We also suffered losses among our Internet infrastructure and related positions. Although we began trimming our exposure to this volatile segment before valuations hit bottom, the speed and severity with which these companies declined surprised us. Bright spots included our exposure to several individual companies in a diverse set of industries such as payroll processing and education.

Looking forward, we are optimistic about the prospects for the companies in the Series, the vast majority of which continued to post extremely strong earnings growth despite what were, in some cases, extreme declines in their stock prices. Although the result was an obviously disappointing year of returns, we believe the companies in the Series are now trading at extremely attractive valuations relative to the immense opportunities that lie ahead.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS CAPITAL GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

[LINE GRAPH]

                                                              JNL/JANUS CAPITAL GROWTH SERIES          S&P MIDCAP 400 INDEX
                                                              -------------------------------          --------------------
5/15/1995                                                                  10000                              10000
                                                                           10910                              10417
                                                                           12480                              11432
12/31/1995                                                                 13353                              11593
                                                                           14794                              12306
                                                                           15626                              12661
                                                                           16331                              13034
12/31/1996                                                                 15600                              12823
                                                                           13820                              12633
                                                                           16344                              14489
                                                                           17596                              16817
12/31/1997                                                                 17941                              17994
                                                                           20040                              20012
                                                                           21029                              19546
                                                                           17865                              16720
12/31/1998                                                                 24249                              21429
                                                                           28495                              20059
                                                                           31712                              22899
                                                                           34180                              20972
12/31/1999                                                                 54365                              24576
                                                                           58042                              27694
                                                                           53542                              26782
                                                                           52059                              30036
12/31/2000                                                                 35478                              28880

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -34.74%
                       5 year..................                           21.55%
                       Since inception*........                           25.18%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                                JNL/JANUS GLOBAL EQUITIES SERIES
                                JANUS CAPITAL CORPORATION
[JANUS LOGO]                    HELEN YOUNG HAYES

OBJECTIVE:

JNL/Janus Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

MONEY MANAGER COMMENTARY:

Developments in the U.S. largely set the tone for worldwide markets during the year, with major markets in Europe and Asia generally following U.S. stocks higher during the first two months of the period and then falling sharply in mid-March. While European markets ended the period mixed, dollar-based returns were lower due to the decline of the euro during the year. Japanese stocks mirrored the still-sluggish economy, while emerging markets were notably poor performers.

While many of the fast-growing sectors in which we participate were hit hard, a number of our companies held up well. Examples included optical component manufacturer Furukawa Electric of Japan and fiber-optic standout Alcatel of France. Although volatility in these stocks increased markedly as the year drew to a close, both companies held onto gains won earlier in the year. Israel's Check Point Software, a rapidly emerging leader in Internet security software, also gained as investors applauded its proven market leadership, solid profitability and improving fundamentals. Unfortunately, the sell-off in technology stocks and a difficult environment for semiconductor companies proved too powerful for Taiwan Semiconductor and memory chipmaker Samsung, both of which declined during the year. At the same time, our wireless positions were hit hard by concerns that the industry's growth rate was slowing. Vodafone Group declined after the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators will have trouble recouping the cost of their investment.
In closing, it has been an extremely difficult year. Still, we remain confident that many of the secular trends in which we have invested -- such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications -- remain intact. Nonetheless, during periods of extreme market volatility our strategy has been to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS GLOBAL EQUITIES SERIES AND THE MSCI WORLD INDEX

[LINE GRAPH]

                                                              JNL/JANUS GLOBAL EQUITIES SERIES           MSCI WORLD INDEX
                                                              --------------------------------           ----------------
5/15/1995                                                                  10000                              10000
                                                                           10680                              10026
                                                                           12240                              10543
12/31/1995                                                                 12926                              10999
                                                                           14151                              11402
                                                                           15736                              11623
                                                                           16065                              11730
12/31/1996                                                                 16980                              12221
                                                                           17974                              12269
                                                                           19996                              14130
                                                                           21147                              14548
12/31/1997                                                                 20227                              14204
                                                                           23698                              16336
                                                                           25631                              16464
                                                                           21292                              14444
12/31/1998                                                                 25661                              17440
                                                                           27332                              18010
                                                                           28679                              18817
                                                                           29526                              18485
12/31/1999                                                                 42232                              21549
                                                                           47368                              21716
                                                                           42682                              20894
                                                                           40126                              19795
12/31/2000                                                                 34510                              18521

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -18.28%
                       5 year..................                           21.66%
                       Since inception*........                           24.57%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                                JNL/JANUS GROWTH & INCOME SERIES
                                JANUS CAPITAL CORPORATION
                                DAVID CORKINS
[JANUS LOGO]

OBJECTIVE:

JNL/Janus Growth & Income Series seeks as its investment objective long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

MONEY MANAGER COMMENTARY:

Janus Capital Corporation assumed responsibility for managing the Series on May 1, 2000. For the year, the Series returned -8.56% compared to -9.11% for its benchmark, the S&P 500 Index.

As a whole, the market experienced incredible volatility in 2000, with large swings from week to week. Early on, the technology sector boomed, but it proved to be a bubble. Then, the market obsessed over interest rates. Finally, signs of slower economic growth appeared during the fall and accelerated during December. When we first sensed a slowdown was coming, we prepared by increasing the Series' fixed-income exposure with some short-term Treasuries and higher-grade corporate issues.

Despite our poor performance, a number of our holdings still managed to turn in positive results, including American International Group (AIG), the largest non-bank financial company in the U.S. Domestically, increased rates and premiums boosted returns, but AIG also gained from its growing presence in Asia, especially in the struggling Japanese market.

Another sector on the rise is natural gas, and the Series was rewarded for its position in Enron Corp. As North America's largest buyer and seller of natural gas, Enron is benefiting from increased transaction levels in the sector.

On the down side, our media holdings such as Liberty Media Group and Time Warner suffered as a result of lowered advertising revenue expectations -- minimal price increases are the anticipated norm in the near-term. Liberty Media, an AT&T tracking stock, has suffered because it invests in telecommunications and media, two slumping sectors. Nonetheless, we believe the stock is very inexpensive at current levels.

As for 2001, the U.S. economy is clearly slowing, creating a tough environment for a number of industries. However, we believe market volatility can provide solid buying opportunities for investors who know where the undervalued companies lurk. We're confident our intensive, hands-on research will lead us to those companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/JANUS GROWTH & INCOME SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                 JNL/JANUS GROWTH & INCOME
                                                                           SERIES                         S&P 500 INDEX
                                                                 -------------------------                -------------
3/02/1998                                                                  10000                              10000
                                                                            9740                              10858
                                                                            8440                               9780
12/31/1998                                                                  9069                              11861
                                                                            9200                              12453
                                                                            9976                              13330
                                                                            8787                              12498
12/31/1999                                                                  9521                              14357
                                                                            9694                              14687
                                                                            9368                              14297
                                                                            9266                              14158
12/31/2000                                                                  8706                              13050

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -8.56%
                       Since inception*.........                          -4.77%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998. Prior to May 1, 2000, the JNL/Janus Growth & Income Series was the Goldman Sachs/JNL Growth & Income Series and was subadvised by Goldman Sachs Asset Management.

                    JNL/PIMCO TOTAL RETURN BOND SERIES
                    PACIFIC INVESTMENT MANAGEMENT COMPANY
                    WILLIAM H. GROSS
[PACIFIC INVESTMENT MANAGEMENT COMPANY LOGO]

OBJECTIVE:

JNL/PIMCO Total Return Bond Series seeks as its investment objective to realize maximum total return, consistent with preservation of capital and prudent investment management through investment in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

MONEY MANAGER COMMENTARY:

Treasuries rallied in the fourth quarter, capping a strong year of double-digit returns that far outpaced returns from riskier assets such as corporate bonds and stocks. Yields fell as much as 88 basis points during the quarter amid clear signs of slower growth and conviction that the Federal Reserve would soon cut interest rates. For the year, yields plunged as much as 137 basis points, with the sharpest declines coming in the middle of the yield curve. The rally in intermediates produced a steepening of the 5-30 year portion of the curve, which was relatively flat when the year began.

Between June 1999 and May 2000, the Fed raised rates six times to cool the economy, based on the assumption that inflation posed the greatest risk to sustainable growth. While the Fed left rates unchanged during the second half of the year, at its December meeting the central bank shifted emphasis away from inflation. Setting the stage for an easing cycle, the Fed stated "risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future."

For the year, the Series returned 11.75% as compared to 11.63% for its benchmark, the Lehman Brothers Aggregate Bond Index.

Treasuries outpaced most credit-sensitive fixed income sectors for the year. The Series' duration (or interest rate sensitivity) was longer than the index and added to returns as interest rates fell. Our defensive view on investment grade corporates was positive as this sector lagged well behind Treasuries for the year, weighed down by rising defaults and concern that profits and cash flow will erode further as the economy slows. The Series' overweight to mortgages added to returns as these bonds fared better than corporates, posting duration-adjusted returns close to Treasuries for the year. Mortgages' strong credit quality and relatively high yields offset heightened market volatility.

The non-investment grade sector provided negative absolute returns, enduring its most difficult period since the recession of 1990. Our modest allocation to high yield securities was a slight negative for the year. Emerging market bonds outperformed Treasuries for the year, buoyed by improved fundamentals in many economies and strong returns from lower-rated credits such as Russia. Most developed non-U.S. bonds lagged Treasuries as investors expected relatively slower growth in the U.S. Our modest allocation to these securities was a slight negative on performance.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PIMCO TOTAL RETURN BOND SERIES AND THE
LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                JNL/PIMCO TOTAL RETURN BOND       LEHMAN BROTHERS AGGREGATE BOND
                                                                           SERIES                             INDEX
                                                                ---------------------------       ------------------------------
3/02/1998                                                                  10000                              10000
                                                                           10330                              10148
                                                                           10650                              10577
12/31/1998                                                                 10570                              10613
                                                                           10601                              10560
                                                                           10434                              10468
                                                                           10538                              10539
12/31/1999                                                                 10542                              10526
                                                                           10796                              10758
                                                                           10946                              10944
                                                                           11264                              11275
12/31/2000                                                                 11781                              11750

                       AVERAGE ANNUAL
                       TOTAL RETURN

                       1 year..................                           11.75%
                       Since inception*........                            5.94%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

                             JNL/PUTNAM GROWTH SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    C. BETH COTNER

OBJECTIVE:

JNL/Putnam Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stocks of domestic, large-capitalization companies believed to have the opportunity for capital growth.

MONEY MANAGER COMMENTARY:

For the year, the Series returned -17.85% underperforming its benchmark, the S&P 500 Index which returned -9.11%. Through mid-year 2000, the Series performance was positive, bolstered by a large exposure to technology-related stocks including those of computer hardware and software producers, Internet infrastructure companies, and telecommunications firms. The Series' emphasis on industry leaders with a global presence proved its merits, as these companies generally outperformed their competitors. In the second half of the year however, sales and earnings reports from leading growth companies deteriorated as the U.S. economy slowed. Market sentiment shifted in favor of value-oriented and defensive stocks in the utilities, energy, and basic materials sectors while growth stocks languished through the end of the year. Fund management moved to a more defensive posture by increasing exposure to healthcare, consumer staples and energy stocks with stable earnings, while reducing exposure to technology stocks. Fund management is optimistic that the long-term growth potential of portfolio holdings will outweigh short-term volatility that may persist in early 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN JNL/PUTNAM GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                  JNL/PUTNAM GROWTH SERIES                S&P 500 INDEX
                                                                  ------------------------                -------------
5/15/1995                                                                  10000                              10000
                                                                           10540                              10356
                                                                           12080                              11179
12/31/1995                                                                 12734                              11851
                                                                           13769                              12487
                                                                           15356                              13046
                                                                           15521                              13448
12/31/1996                                                                 16148                              14568
                                                                           15887                              14958
                                                                           17614                              17567
                                                                           19057                              18882
12/31/1997                                                                 19682                              19424
                                                                           22891                              22134
                                                                           24142                              22863
                                                                           21246                              20593
12/31/1998                                                                 26556                              24975
                                                                           27960                              26220
                                                                           29051                              28068
                                                                           27589                              26315
12/31/1999                                                                 34365                              30231
                                                                           35464                              30924
                                                                           33531                              30102
                                                                           33084                              29811
12/31/2000                                                                 28231                              27478

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -17.85%
                       5 year..................                           17.23%
                       Since inception*........                           20.21%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc.

                             JNL/PUTNAM INTERNATIONAL EQUITY SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    CORE INTERNATIONAL EQUITY TEAM

OBJECTIVE:

JNL/Putnam International Equity Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MONEY MANAGER COMMENTARY:

Putnam Investment Management, Inc. assumed responsibility for managing the Series on May 1, 2000. For the year, the Series outperformed its benchmark returning -13.99% compared to -15.21% for the MSCI EAFE Index. The Series benefited during 2000 from its style-neutral investment strategy, although its overall performance reflected widespread weakness in international markets. The Series' strategy favors stocks with growing earnings and priced below their worth, which produces in a portfolio that does not tilt toward growth or value styles. In the first quarter of 2000, the Series participated as many growth stocks achieved strong gains in international markets, but remained less vulnerable to the subsequent growth stock corrections in later quarters. Fund management had reduced the Series' position in technology and telecommunication stocks early in the year, which helped the Series avoid later losses in these sectors. The Series also reduced its exposure to the weakening Japanese market and instead favored Europe and Canada. Holdings in more defensive sectors, such as financials, energy, and pharmaceuticals, contributed to the Series' returns amid increasing volatility as investors turned to previously out of favor stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN JNL/PUTNAM INTERNATIONAL EQUITY SERIES AND THE
MSCI E.A.FE. INDEX

[LINE GRAPH]

                                                              JNL/PUTNAM INTERNATIONAL EQUITY
                                                                           SERIES                       MSCI E.A.FE. INDEX
                                                              -------------------------------           ------------------
5/15/1995                                                                  10000                              10000
                                                                            9950                               9810
                                                                           10430                              10178
12/31/1995                                                                 10720                              10548
                                                                           11250                              10811
                                                                           11630                              10940
                                                                           11710                              10882
12/31/1996                                                                 12211                              11010
                                                                           12101                              10845
                                                                           13626                              12261
                                                                           13565                              12183
12/31/1997                                                                 12534                              11236
                                                                           14214                              12843
                                                                           14224                              12933
                                                                           12306                              11051
12/31/1998                                                                 14343                              13285
                                                                           14501                              13422
                                                                           14870                              13716
                                                                           15375                              14269
12/31/1999                                                                 18949                              16642
                                                                           18994                              16577
                                                                           18102                              15872
                                                                           16703                              14547
12/31/2000                                                                 16299                              14112

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -13.99%
                       5 year..................                            8.73%
                       Since inception*........                            9.05%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 2000, the JNL/Putnam International Equity Series was the T. Rowe Price/JNL International Equity Investment Series and was subadvised by T. Rowe Price Associates, Inc.

                             JNL/PUTNAM MIDCAP GROWTH SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    MIDCAP EQUITY GROWTH TEAM

OBJECTIVE:

JNL/Putnam Midcap Growth Series seeks as its investment objective capital appreciation. The Series invests mainly in common stocks of U.S. companies with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

MONEY MANAGER COMMENTARY:

The Series commenced operations on May 1, 2000. For the period from inception through December 31, 2000, the Series returned -1.00% compared to 6.59% for the S&P Midcap 400 Index and 0.82% for the Russell Midcap Index. After robust gains in the market during the first months of the year, a correction in growth stocks diminished the Series' returns during much of 2000. Beginning in March, the impact of rising interest rates and a slowing economy resulted in a series of earnings disappointments for rapidly growing companies, especially those in the technology and telecommunications sectors. Investors sought safety in stocks outside the technology sector, many of which had relatively lower valuations achieving their earnings goals. This trend benefited the Series' performance during the year, because of its focus on companies with solid profits but not the highest rate of earnings growth. The Series' relatively broad sector diversification and focus on midsize companies also protected it from the most severe volatility. Fund management seeks midsize growth stocks in diverse sectors, and continues to find solid companies with long-term appreciation potential in the technology, medical technology, and biotechnology industries.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM MIDCAP GROWTH SERIES AND THE RUSSELL MIDCAP INDEX

[LINE GRAPH]

                                                    JNL/PUTNAM MIDCAP
                                                      GROWTH SERIES           S&P MIDCAP 400 INDEX        RUSSELL MIDCAP INDEX
                                                    -----------------         --------------------        --------------------
5/01/2000                                                 10000                       10000                       10000
                                                          10150                        9855                        9855
                                                          10790                       11086                       10491
12/31/2000                                                 9900                       10659                       10082

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM MAY 1, 2000* TO

                       DECEMBER 31, 2000.................................-1.00%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 1, 2000.

                             JNL/PUTNAM VALUE EQUITY SERIES
                             PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]    ANTHONY I. KREISEL

OBJECTIVE:

JNL/Putnam Value Equity Series seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 6.96% compared to -9.11% for its benchmark, the S&P 500 Index. The Series achieved gains in 2000 after underperforming early in the year when markets favored rapid growth stocks rather than the undervalued stocks of high-quality slower growing companies that the Series emphasizes. In this period, fund management took advantage of rare buying opportunities to systematically improve the quality of the portfolio. A market correction in early March put an end to the growth stock rally, which had been driven by the momentum of dot-com, technology and telecommunications stocks. On a broad scale, investors seeking to limit their investment losses transferred assets out of rapid-growth technology and telecommunications stocks into defensive market sectors, including financials, healthcare and utilities, sectors in which the portfolio had significant positions. The Series' best-performing holdings included banking, pharmaceutical, and electric utilities companies, which helped the Series outperform the broader market during the final three quarters of the year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM VALUE EQUITY SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                               JNL/PUTNAM VALUE EQUITY SERIES             S&P 500 INDEX
                                                               ------------------------------             -------------
5/15/1995                                                                 10000.00                           10000.00
                                                                          10340.00                           10356.00
                                                                          10380.00                           11179.00
12/31/1995                                                                12262.00                           11851.00
                                                                          13114.00                           12487.00
                                                                          13617.00                           13046.00
                                                                          13905.00                           13448.00
12/31/1996                                                                15244.00                           14568.00
                                                                          15581.00                           14958.00
                                                                          17358.00                           17567.00
                                                                          18619.00                           18882.00
12/31/1997                                                                18571.00                           19424.00
                                                                          20602.00                           22134.00
                                                                          20127.00                           22863.00
                                                                          17908.00                           20593.00
12/31/1998                                                                20888.00                           24975.00
                                                                          21656.00                           26220.00
                                                                          23144.00                           28068.00
                                                                          20430.00                           26315.00
12/31/1999                                                                20597.00                           30231.00
                                                                          20159.00                           30924.00
                                                                          20339.00                           30102.00
                                                                          21238.00                           29811.00
12/31/2000                                                                22110.00                           27478.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            6.96%
                       5 year..................                           12.49%
                       Since inception*........                           15.11%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Value Equity Series was PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

                                        LAZARD/JNL MID CAP VALUE SERIES
                                        LAZARD ASSET MANAGEMENT
                                        HERBERT W. GULLQUIST
[LAZARD ASSET MANAGEMENT LOGO]          EILEEN ALEXANDERSON

OBJECTIVE:

Lazard/JNL Mid Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell Midcap Index that the sub-adviser considers inexpensively priced relative to the return on total capital or equity.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 25.37%, significantly outperforming its benchmark, the Russell Midcap Index, which returned 6.73%.

Mid cap stocks held up extremely well in the tumultuous year 2000, managing gains amid an otherwise falling market and outperforming both smaller and larger stocks. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. The turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the UK on March 7th, which raised far more money than expected. The remarkable sums bid for the licenses, and the huge cost to build the networks, called into question the potential to generate returns from these investments and introduced an element of skepticism that had been sorely missing in 1999. As sentiment turned, the highly valued technology and telecommunications stocks that soared in 1999 plunged, driving the tech-laden Nasdaq composite down over 50% from its high. At the same time many profitable companies, which languished in 1999, rebounded strongly. Our consistent adherence to our relative value discipline of focusing on financially productive yet inexpensive companies, which went largely unrewarded in 1999, was beneficial to performance in 2000 as fundamentals again drove stock prices.

This year's dramatic rotation in market environment is most visible when examining how the insurance sector impacted the portfolio. In 1999, insurance stocks were one of the worst performing market sectors as weak premium pricing impacted short-term earnings and investors feared disintermediation by Internet companies. We maintained our holdings in 1999, as painful as it was, because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would, at some point, be rewarded. In 2000, as premium pricing improved and technology fell out of favor, our holdings such as Everest Re, Ambac, and Ace surged higher. Healthcare stocks were also weak in 1999 only to rebound in 2000 as money flowed out of the technology sector. Energy stocks also rebounded this year, and our focus on natural gas producers paid off as gas prices rose sharply owing to improving supply/demand fundamentals. Although technology and telecommunications companies took a hard fall in the market this year, stock selection in these sectors was outstanding.

While 2000 marked the end of the Internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. Companies will continue to seek to enhance their productivity by adopting new technologies that result in more efficient product development, production, distribution, and customer relationship management. Lazard seeks to take advantage of the current market volatility and indiscriminate selling, by adhering to our disciplined investment philosophy. Hence, we have constructed our portfolio of attractively-priced, financially productive companies that are leveraging the latest technologies to maximize efficiency and shareholder returns.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
LAZARD/JNL MID CAP VALUE SERIES AND THE RUSSELL MIDCAP INDEX

[LINE GRAPH]

                                                              LAZARD/JNL MID CAP VALUE SERIES          RUSSELL MIDCAP INDEX
                                                              -------------------------------          --------------------
3/02/1998                                                                  10000                              10000
                                                                            9670                              10261
                                                                            7890                               8695
12/31/1998                                                                  9236                              10264
                                                                            9025                              10177
                                                                           10108                              11245
                                                                            8794                              10237
12/31/1999                                                                  9677                              11955
                                                                           10330                              13111
                                                                           10361                              12473
                                                                           11275                              13277
12/31/2000                                                                 12132                              12759

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           25.37%
                       Since inception*........                            7.05%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

                                        LAZARD/JNL SMALL CAP VALUE SERIES
                                        LAZARD ASSET MANAGEMENT
                                        HERBERT W. GULLQUIST
[LAZARD ASSET MANAGEMENT LOGO]          EILEEN ALEXANDERSON

OBJECTIVE:

Lazard/JNL Small Cap Value Series is a non-diversified Series that seeks as its investment objective capital appreciation by investing primarily in equity securities of companies with market capitalizations under $1 billion that are believed by the sub-adviser to be inexpensively priced relative to the return on equity.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 16.60%, significantly outperforming its benchmark, the Russell 2000 Index, which returned -2.92%.

Small cap stocks endured a tumultuous year 2000, ending below where they began, but outperforming larger stocks for the second consecutive year. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. The turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the UK on March 7th, which raised far more money than expected. The remarkable sums bid for the licenses, and the huge cost to build the networks, called into question the potential to generate returns from these investments and introduced an element of skepticism that had been sorely missing in 1999. As sentiment turned, the highly valued technology and telecommunications stocks that soared in 1999 plunged, driving the tech-laden Nasdaq composite down over 50% from its high. At the same time many profitable companies, which languished in 1999, rebounded strongly. Our consistent adherence to our relative value discipline of focusing on financially productive yet inexpensive companies, which went largely unrewarded in 1999, was beneficial to performance in 2000 as fundamentals again drove stock prices.

The insurance sector provides a good example of how the dramatic rotation in market environment impacted your portfolio. In 1999, small cap insurance stocks were one of the worst performing market sectors as weak premium pricing impacted short-term earnings and investor's feared disintermediation by Internet companies. We maintained our holdings in 1999, as painful as it was, because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would at some point be rewarded. In 2000, as premium pricing improved and technology fell out of favor, our holdings such as Everest Re and Renaissance Re surged higher. Healthcare stocks were also weak in 1999, only to rebound in 2000 as money flowed out of the technology sector. In addition to sector rotation, healthcare also benefited from a more positive Medicare funding environment. Energy stocks also rebounded this year, and our focus on natural gas producers paid off as gas prices rose sharply owing to improving supply/demand fundamentals. Versus the Russell 2000 Value Index our relatively high weight in technology, and low weight in finance and utilities, hurt returns as these defensive sectors benefited from a flight to safety during the year. However, this portfolio positioning has been very beneficial to returns over the past few years and our team has a strong record of stock selection in technology.

While 2000 marked the end of the Internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. Companies will continue to seek to enhance their productivity by adopting new technologies that result in more efficient product development, production, distribution, and customer relationship management. Lazard seeks to take advantage of the current market volatility and indiscriminate selling, by adhering to our disciplined investment philosophy. Hence, we have constructed our portfolio of attractively-priced, financially productive companies that are leveraging the latest technologies to maximize efficiency and shareholder returns.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
LAZARD/JNL SMALL CAP VALUE SERIES AND THE RUSSELL 2000 INDEX

[LINE GRAPH]

                                                                 LAZARD/JNL SMALL CAP VALUE
                                                                           SERIES                       RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
3/02/1998                                                                  10000                              10000
                                                                            9640                               9821
                                                                            7480                               7833
12/31/1998                                                                  8708                               9121
                                                                            7937                               8625
                                                                            9538                               9964
                                                                            8788                               9333
12/31/1999                                                                  8877                              11068
                                                                            9349                              11853
                                                                            9559                              11406
                                                                            9770                              11536
12/31/2000                                                                 10350                              10745

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           16.60%
                       Since inception*........                            1.22%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

              PPM AMERICA/JNL BALANCED SERIES
              PPM AMERICA, INC.
              TEAM MANAGEMENT
[PPM AMERICA LOGO]

OBJECTIVE:

PPM America/JNL Balanced Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

MONEY MANAGER COMMENTARY:

The S&P 500 Index declined in the fourth quarter and ended the year down -9.11% for 2000. The technology and telecommunication sectors declined significantly for the year and paved the way for the disappointing S&P 500 return. This was the largest decline for the S&P 500 since 1974 when the S&P 500 declined 26.5%. The investment grade fixed income market produced strong returns in 2000 and increased 11.63%. It was the best year since 1995 when it increased 18.5%.

The valuation of the overall market after 5 consecutive years of 20%+ returns had become very expensive in the early part of the year and the speculative excesses peaked in March. PPM America uses value-oriented strategies in managing the Series. This value strategy was very rewarding for the year. As a result of the equity markets correction, the risk/reward trade off of the overall stock market versus the fixed income market has improved. We have maintained a fairly even allocation between equity and fixed income securities over the past several years. We will be monitoring the markets and will look to increase the equity exposure when appropriate.

The stock selection philosophy that guides the management of the equity component of the Series is value-oriented. Therefore, even within an overall market of stretched valuation, PPM America remains committed to identifying attractively priced sectors and securities. The equity portion of the Series' assets have a lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The equity component is overweight in stocks of telecommunications, apparel, banks, metals, chemicals, automobiles and transportation companies. It is significantly underweight in stocks of healthcare and technology companies. The fixed income portion of the Series is managed with a duration-neutral, relative value framework. With an interest rate risk profile similar to the overall bond market, the fixed income portion of the Series was overweight (at year-end) in U.S. treasuries and U.S. agencies, and underweight in collateralized sectors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL BALANCED SERIES, THE S&P 500 INDEX AND THE
LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                     PPM AMERICA/JNL                                    LEHMAN BROTHERS AGGREGATE
                                                     BALANCED SERIES              S&P 500 INDEX                BOND INDEX
                                                     ---------------              -------------         -------------------------
5/15/1995                                                 10000                       10000                       10000
                                                          10210                       10356                       10210
                                                          10840                       11179                       10469
12/31/1995                                                11545                       11851                       10915
                                                          11660                       12487                       10722
                                                          11983                       13046                       10404
                                                          12265                       13448                       10778
12/31/1996                                                12792                       14568                       11102
                                                          12739                       14958                       11010
                                                          13984                       17567                       11415
                                                          14810                       18882                       11796
12/31/1997                                                15150                       19424                       12143
                                                          16391                       22134                       12333
                                                          16345                       22863                       12619
                                                          15440                       20593                       13152
12/31/1998                                                16674                       24975                       13197
                                                          16563                       26220                       13132
                                                          17627                       28068                       13016
                                                          16612                       26315                       13105
12/31/1999                                                16657                       30231                       13088
                                                          16498                       30924                       13377
                                                          16115                       30102                       13609
                                                          16855                       29811                       14020
12/31/2000                                                18031                       27478                       14611

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            8.25%
                       5 year..................                            9.31%
                       Since inception*........                           11.02%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995. Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc.

              PPM AMERICA/JNL HIGH YIELD BOND SERIES
              PPM AMERICA, INC.
              TEAM MANAGEMENT
[PPM AMERICA LOGO]

OBJECTIVE:

PPM America/JNL High Yield Bond Series seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

MONEY MANAGER COMMENTARY:

The U.S. high yield market posted its worst performance since the 1990 recession, returning -5.86% in 2000, as measured by the Lehman Brothers High Yield Index. Throughout the year, a flight to quality benefited the higher quality fixed income asset classes, and the only other asset class to post a negative return in 2000 was U.S. equities. The high yield market started the year soft, but began rallying near the middle of the year. However, this rally proved unsustainable, as second half performance grew even weaker. Underlying issues affecting the market throughout the year included deteriorating credit fundamentals, rising default rate projections, capital outflows among high yield mutual funds, minimal new issue activity, and poor liquidity conditions. As the year drew to a close, the market started to recover as the interest rate outlook turned more favorable.

Our approach to managing the Series is based on relative value. We focus on purchasing individual securities that are attractively priced and have the potential to outperform the benchmark, within the context of industry weightings, which are derived from the same factors. In the difficult market conditions experienced in 2000, this strategy led us to increase the credit quality of the portfolio, raising the weighting of securities rated double-B and higher to 32%, from 14% at the end of 1999. Our defensive positioning and the limited new issue activity resulted in higher cash levels as well.

The Series finished 2000 with a total return of -5.62%, outperforming the Lehman Brothers High Yield Index by 24 basis points. Most of the outperformance was due to the Series' more defensive positioning through the end of the year.

We expect high yield market conditions to improve in 2001, amid a more favorable interest rate environment. High yield risk premiums have essentially doubled since last year, and are at their widest levels since the recessionary environment in 1991. The hefty 14.5% yield for the high yield asset class is beginning to catch the attention of investors, as it appears to adequately compensate for the anticipated rise in default rates and the slowing economy. Although default rates will likely continue to rise in 2001, most of this has already been reflected in current market prices, with close to one-third of the high yield universe trading at distressed levels. Historically, in years following negative returns and rising defaults, high yield bonds have outperformed as they regain favor with investors. This inflection point may be nearing, given the broad-based market rally that started near the end of 2000, and has so far continued into 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL HIGH YIELD BOND SERIES AND THE
LEHMAN BROTHERS HIGH YIELD INDEX

[LINE GRAPH]

                                                  PPM AMERICA/JNL HIGH        LEHMAN BROTHERS HIGH
                                                    YIELD BOND SERIES              YIELD INDEX
                                                  --------------------        ----------------
5/15/1995                                               10000.00                    10000.00
                                                         9930.00                    10207.00
                                                        10230.00                    10493.00
12/31/1995                                              10624.10                    10616.00
                                                        10782.20                    11009.00
                                                        10887.60                    11192.00
                                                        11425.20                    11639.00
12/31/1996                                              11994.10                    12046.00
                                                        12106.60                    12180.50
                                                        12792.30                    12746.60
                                                        13522.90                    13325.70
12/31/1997                                              13799.60                    13670.00
                                                        14388.70                    14129.80
                                                        14508.90                    14277.50
                                                        13847.70                    13627.90
12/31/1998                                              14329.30                    13918.10
                                                        14434.60                    14175.60
                                                        14474.10                    14225.60
                                                        14289.90                    14023.30
12/31/1999                                              14485.20                    14252.40
                                                        14213.50                    13919.50
                                                        14270.70                    14079.60
                                                        14327.90                    14158.90
12/31/2000                                              13671.00                    13417.10

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -5.62%
                       5 year..................                            5.16%
                       Since inception*........                            5.70%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of

---------------        insurance charges.
* Inception date May 15, 1995.

                                           SALOMON BROTHERS/JNL BALANCED SERIES
                                           SALOMON BROTHERS ASSET MANAGEMENT INC
[SALOMON BROTHERS ASSET MANAGEMENT LOGO]   GEORGE WILLIAMSON

OBJECTIVE:

Salomon Brothers/JNL Balanced Series seeks to obtain above-average income. As a secondary objective, the Series seeks to take advantage of opportunities for growth of capital and income. The Series seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

MONEY MANAGER COMMENTARY:

For the one-year period ended December 31, 2000, the Series returned 8.20% significantly outperforming the 1.24% return of its benchmark, a blend of 50% S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index. The Series outperformed its benchmark due to the decline of high-priced technology issues and the recovery of long-term established growth companies.

Throughout 2000, the common stock portion of the Series continued to emphasize investments in large capitalization, long-term growth companies. The fixed income allocation was oriented toward high-grade bond holdings. Equity sectors that contributed to the Series' performance included: healthcare, energy and financials. Sectors that detracted from performance included communication services, technology, and to a lesser degree, transportation.

At Salomon Brothers Asset Management Inc, we expect the equity markets to remain choppy in the first half of 2001. The economy is clearly decelerating much more quickly than most people had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although we expect the Federal Reserve to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the equity markets as the economy recovers. Lower interest rates, lower energy costs and stabilization of the equity markets should help moderate the economic slowdown that we expect in the first half of the year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL BALANCED SERIES, THE S&P 500 INDEX AND THE
SALOMON SMITH BARNEY BROAD INVESTMENT-GRADE BOND INDEX

[LINE GRAPH]

                                                                              SALOMON SMITH BARNEY
                                                  SALOMON BROTHERS/JNL       BROAD INVESTMENT-GRADE
                                                     BALANCED SERIES               BOND INDEX                 S&P 500 INDEX
                                                  --------------------       ----------------------           -------------
3/02/1998                                                 10000                       10000                       10000
                                                          10230                       10271                       10858
                                                           9900                       10697                        9780
12/31/1998                                                10591                       10741                       11861
                                                          10571                       10691                       12453
                                                          11009                       10592                       13330
                                                          10469                       10669                       12498
12/31/1999                                                10601                       10651                       14357
                                                          10810                       10885                       14687
                                                          10947                       11069                       14297
                                                          11114                       11407                       14158
12/31/2000                                                11470                       11886                       13050

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            8.20%
                       Since inception*........                            4.95%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                    SALOMON BROTHERS ASSET MANAGEMENT INC
                                    PETER J. WILBY, DAVID J. SCOTT, ROGER LAVAN

OBJECTIVE:

Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 7.28%, trailing the 11.59% return posted by its benchmark the Salomon Smith Barney Broad Investment-Grade Bond Index. This underperformance was due to the Series' allocation to the high yield market, which performed very poorly relative to investment grade bonds and Treasury securities last year. However, relative to competing funds, as noted above, our allocations and investment decisions within those allocations proved superior.

Last year proved to be an extremely tough year for riskier fixed income asset classes. Stocks fell precipitously as the outlook for the global economy soured. Within the bond market, U.S. Treasuries, the lowest risk sector, posted the strongest returns while high yield bonds suffered from the sell-off in the stocks. Throughout 2000, we reduced the Series' assets committed to the high yield market from a high of 23% to a low of 14% at year-end. We shifted those assets into investment grade bonds. While the Series' high yield allocation was the largest drag on performance, the reduction in our high yield allocation and avoidance of particularly hard hit high yield sectors such as telecom bonds aided overall performance. The Series' allocation to emerging market debt served as the greatest positive contributor to the Series' performance over the past year. Emerging market debt as measured by the Salomon Smith Barney Brady Bond Index returned over 14% this past year, significantly outperforming all other sectors of the fixed income market.

Salomon Brothers Asset Management Inc. anticipates that emerging markets will be faced with a challenging environment due to the mix of slower industrial country growth, concerns about contagion and possible changes in official behavior. Nonetheless, most emerging market countries appear to be better equipped to deal with these circumstances than they have been in the past. We do not expect emerging market spreads to narrow significantly until global liquidity conditions begin to ease. Investments are likely to outperform in places where fundamentals are expected to continue to improve, most notably in Russia and Chile. The U.S. high yield market has been at very low levels, but with the Federal Reserve easing, the environment for high yield bonds and other spread products should improve later in 2001. Given this outlook, we will continue to hold the majority of the Series' assets in investment grade bonds with an emphasis on intermediate maturities. Before increasing the Series' allocation to higher yielding bonds, a combination of some of the following events will need to be displayed: aggressive Fed easing, a rebound in stock prices, a decline in defaults rates, or an increase in global economic growth.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL GLOBAL BOND SERIES AND THE
SALOMON SMITH BARNEY BROAD INVESTMENT-GRADE BOND INDEX

[LINE GRAPH]

                                                                SALOMON BROTHERS/JNL GLOBAL         SALOMON SMITH BARNEY BROAD
                                                                        BOND SERIES                INVESTMENT-GRADE BOND INDEX
                                                                ---------------------------        ---------------------------
5/15/1995                                                                  10000                              10000
                                                                           10040                              10265
                                                                           10240                              10459
12/31/1995                                                                 10714                              10913
                                                                           11074                              10722
                                                                           11371                              10774
                                                                           11910                              10976
12/31/1996                                                                 12256                              11307
                                                                           12326                              11249
                                                                           12925                              11654
                                                                           13432                              12041
12/31/1997                                                                 13563                              12397
                                                                           13868                              12597
                                                                           13904                              12888
                                                                           13526                              13423
12/31/1998                                                                 13897                              13478
                                                                           13975                              13415
                                                                           13884                              13291
                                                                           13884                              13387
12/31/1999                                                                 14157                              13365
                                                                           14592                              13658
                                                                           14460                              13890
                                                                           14806                              14313
12/31/2000                                                                 15187                              14915

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            7.28%
                       5 year..................                            7.21%
                       Since inception*........                            7.69%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

                                  SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
                                  SALOMON BROTHERS ASSET MANAGEMENT INC
                                  PETER J. WILBY

OBJECTIVE:

Salomon Brothers/JNL High Yield Bond Series seeks to maximize current income. As a secondary objective, the Series seeks capital appreciation. The Series seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities of U.S. issuers rated in medium to lower rating categories.

MONEY MANAGER COMMENTARY:

For the year 2000, the Series declined -4.67% thereby outperforming the Salomon Smith Barney High Yield Market Index that fell -5.68% over the year.

The year 2000 was a difficult one for the high yield market as uncertainty in interest rates, the U.S. economic outlook and the capital markets drove the Salomon Smith Barney High Yield Market Index to a disappointing return of -5.68%. The uncertain interest rate environment, increasing volatility in the equity market, limited broker dealer liquidity and substantial mutual fund outflows drove difficulties in the high yield market. In the last month of the year, however, the high yield market enjoyed a modest rally as well-received comments from Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001.

The Series' performance was helped by a shift to an overweighting in energy, an overweighting in gaming and by underweightings in telecommunications, containers/packaging and metals/mining. The Series' performance was adversely affected, however, by an overweighting in automotive and underweightings in healthcare and utilities. During the course of the year, the Series' responded to the increased market volatility by increasing exposure to less cyclical sectors, such as energy, healthcare and utilities, while reducing its holdings in more cyclical sectors, including automotive and metals/mining. Additionally, while maintaining its underweighting in telecommunications, the Series increased its exposure early in the year to participate in the rally in telecommunications, and decreased its exposure during the second half of the year due to profitability and liquidity concerns in that sector.

For the year ended December 31, 2000, the high yield market yielded 13.84%, up from 11.41% at year-end 1999 according to the Salomon Smith Barney High Yield Market Index. The excess yield over Treasuries was 8.76%, up from 5.00% at 1999 year-end. We believe that these levels represent attractive long-term value.

While current valuations appear attractive, we expect the high yield market to continue to experience volatility in the near-term as the positive effects of any Federal Reserve interest rate cuts and lower long-term interest rates are offset by several technical factors, including (i) heightened default concerns,
(ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) tight secondary market liquidity, and (v) equity market volatility. In light of these conditions, we are pursuing a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES AND THE
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX

[LINE GRAPH]

                                                              SALOMON BROTHERS/JNL HIGH YIELD    SALOMON SMITH BARNEY HIGH YIELD
                                                                        BOND SERIES                        MARKET INDEX
                                                              -------------------------------    -------------------------------
3/02/1998                                                                  10000                              10000
                                                                           10050                              10108
                                                                           10140                              10213
                                                                            9830                               9723
12/31/1998                                                                 10132                              10063
                                                                           10291                              10214
                                                                           10164                              10241
                                                                            9942                              10064
12/31/1999                                                                  9954                              10238
                                                                            9634                               9970
                                                                            9611                              10092
                                                                            9737                              10167
12/31/2000                                                                  9490                               9656

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -4.67%
                       Since inception*........                           -1.83%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date March 2, 1998.

                                         SALOMON BROTHERS/JNL U.S. GOVERNMENT &
                                            QUALITY BOND SERIES
                                         SALOMON BROTHERS ASSET MANAGEMENT INC
[SALOMON BROTHERS ASSET MANAGEMENT LOGO] ROGER LAVAN

OBJECTIVE:

Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

MONEY MANAGER COMMENTARY:

For the year, the Series returned 11.50%, trailing its benchmark, the Salomon Smith Barney Treasury Index, by 1.98%. This underperformance can be attributed to shorter duration and an overweight of mortgages securities which underperformed relative to Treasuries last year.

Throughout 2000, U.S. Government Bond yields generally declined. Slowing global growth and sliding risk tolerance, however, boded well for U.S. Treasuries, which benefited from repeated upward revisions to projections of U.S. potential growth.

Due to large budget surpluses, the Treasury enacted a buyback program where they repurchased $30 billion of outstanding securities over the year. Throughout the first half of the year, this program played a key role in the absolute decline in Treasury yield levels leading to the inverting of the yield curve. Later in the year, however, the front end of the bond sector cheapened while the curve steepened and disinverted. The primary reasons for the steepening were due to concerns over rising oil prices and its impact on inflation, the presidential candidates' plans to spend the surplus, the slowdown in the economy and anticipation of an end to the tightening cycle. A lower surplus, be it due to spending (or tax cuts) or a lower rate of growth, could have undermined the momentum behind debt reductions.

Overall, Treasuries performed strongly throughout 2000 outperforming agency debt and mortgages. Concern in the market about proposals to alter federal regulation of such institutions as Fannie Mae and Freddie Mac, and, among other things, to possibly end conditional government lines of credit to them impeded agency debt performance.

The Series entered 2000 with a long duration position and a barbelled yield curve position. During the first quarter, the barbelled yield curve position, which combines bonds with very short maturities and very long maturities to obtain an intermediate average maturity for the Series, positively contributed to the Series' performance, as the U.S. Treasury yield curve inverted. We reversed that barbell during the second quarter, by selling most of the Series' long (15-30 year) Treasuries and buying five-year Treasuries and agency mortgage pass-throughs. Since the middle of 2000, we have generally held the portfolio constant with an overweighting of mortgage pass-throughs.

Salomon Brothers Asset Management Inc believes Treasury paydowns will continue in the coming decade (albeit at a slower pace) even if the fiscal proposals from the recent presidential campaign are to be enacted. Barring a sharp retreat in equity markets, we expect the long Treasury yield to trade in a broad 5% to 6% range in 2001, with a downward bias from the current level. Given this economic backdrop, we are continuing to hold a slightly long duration position (3.4 years versus 3.1 years) relative to the benchmark. In addition, we view mortgage pass-throughs as quite attractive alternatives to Treasuries given their very limited credit risk and significantly higher yields than Treasuries.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
AND THE SALOMON SMITH BARNEY TREASURY INDEX

[LINE GRAPH]

                                                                 SALOMON BROTHERS/JNL U.S.        SALOMON SMITH BARNEY TREASURY
                                                              GOVERNMENT & QUALITY BOND SERIES                INDEX
                                                              --------------------------------    -----------------------------
5/15/1995                                                                 10000.00                           10000.00
                                                                          10140.00                           10277.00
                                                                          10270.00                           10449.00
12/31/1995                                                                10694.00                           10934.00
                                                                          10467.00                           10691.00
                                                                          10507.00                           10737.00
                                                                          10694.00                           10916.00
12/31/1996                                                                10969.00                           11232.00
                                                                          10905.00                           11142.00
                                                                          11228.00                           11522.00
                                                                          11604.00                           11911.00
12/31/1997                                                                11974.00                           12249.00
                                                                          12154.00                           12435.00
                                                                          12422.00                           12764.00
                                                                          13150.00                           13494.00
12/31/1998                                                                13099.00                           13475.00
                                                                          12970.00                           13267.00
                                                                          12759.00                           13145.00
                                                                          12864.00                           13239.00
12/31/1999                                                                12772.00                           13145.00
                                                                          13055.00                           13639.00
                                                                          13240.00                           13843.00
                                                                          13610.00                           14206.00
12/31/2000                                                                14241.00                           14917.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           11.50%
                       5 year..................                            5.89%
                       Since inception*........                            6.47%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                         T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T. ROWE PRICE LOGO]     ROBERT W. SMITH

OBJECTIVE:

T. Rowe Price/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

MONEY MANAGER COMMENTARY:

During the last six months of 2000, the phrase "economic cycle" was reintroduced to the market as the economy eased slowly at first and then more dramatically in late November and December. In sharp contrast to the speculative valuations placed on New Economy stocks in December 1999, valuations contracted as investors shunned technology stocks throughout much of 2000. In this difficult environment, the Series managed to tread water for the year.

Over the 12-month period ended December 31, the Series was basically flat while the S&P 500 Index was down -9.11%. Strength in the portfolio came from our positions in safer growth companies. Several holdings, which surprised us with weak performance in 1999 even though fundamentals were strong, rebounded strongly in 2000. The list includes companies from a broad array of sectors, including Freddie Mac, Fannie Mae, Safeway, Philip Morris, and UnitedHealth Group. In addition, our pharmaceutical stocks had a strong 2000.

The weakest positions in the portfolio, as might be expected, were technology stocks. Microsoft and Dell Computer disappointed us due to softness in PC demand. Sprint PCS and Nextel Communications suffered from greater competition in cellular services. While we made many changes in the portfolio, the movements followed specific themes: we believe the economic trend is away from PC companies and old telecom equipment firms toward optical, outsourcing, storage, and Internet infrastructure companies.

We expect growth outside the U.S. to be stronger in the first half of the year, with emerging markets showing the greatest growth and Japan the slowest. Overall, we expect global GDP growth to be slower this year than last, but we believe it will remain positive. Investors should take heart that the stock market is once again mindful of risk and concerned about business cycles. In this changing economic environment, we are optimistic about the prospects for reasonable gains in the year ahead, and we will continue to look for solid growth companies with strong fundamentals.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES AND THE S&P 500 INDEX

[LINE GRAPH]

                                                               T. ROWE PRICE/JNL ESTABLISHED
                                                                       GROWTH SERIES                      S&P 500 INDEX
                                                               -----------------------------              -------------
5/15/1995                                                                  10000                              10000
                                                                           10760                              10356
                                                                           11720                              11179
12/31/1995                                                                 12146                              11851
                                                                           12823                              12487
                                                                           13376                              13046
                                                                           14019                              13448
12/31/1996                                                                 14890                              14568
                                                                           14949                              14958
                                                                           17510                              17567
                                                                           18731                              18882
12/31/1997                                                                 19277                              19424
                                                                           22227                              22134
                                                                           22597                              22863
                                                                           19968                              20593
12/31/1998                                                                 24633                              24975
                                                                           25188                              26220
                                                                           26713                              28068
                                                                           25162                              26315
12/31/1999                                                                 29995                              30231
                                                                           32483                              30924
                                                                           32345                              30102
                                                                           32649                              29811
12/31/2000                                                                 29894                              27478

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -0.34%
                       5 year..................                           19.70%
                       Since inception*........                           21.44%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                         T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T. ROWE PRICE LOGO]     INVESTMENT ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

MONEY MANAGER COMMENTARY:

Despite a -39% plunge in the tech-heavy Nasdaq Composite Index, the worst in its 29-year history, and less frightening declines in all other major averages, mid-cap indices rose in 2000. However, the advance was led almost entirely by value-oriented shares in the financial, health care, utility and real estate investment trust (REIT) sectors. The Russell Midcap Value Index surged more than 19% last year, while its growth counterpart fell nearly 12%. What began last spring as a valuation correction returned with a vengeance later in the year as U.S. economic growth braked sharply and fundamentals in the technology and telecom sectors progressively deteriorated. Broad mid-cap benchmarks gave back some of their gains in the fourth quarter.

The Series posted a respectable 7.16% gain in 2000. Results exceeded those of all other benchmarks except the S&P Midcap 400 Index, which gained 17.51% and continued to benefit from a relatively greater exposure to value stocks.

Health care, financial, and energy stocks were our best contributors for the year. AmeriSource Health, in the recovering health care services sector, was the Series' top contributor after more than tripling. Well-run asset manager Waddell & Reed Financial more than doubled in the period. Waters Corporation, a maker of medical research equipment, more than tripled despite a sharp decline in the fourth quarter. Circuit City Stores was our worst contributor for the year, followed by rural cellular phone operator Western Wireless and business services firm CIBER.

As hard as the technology bear market of 2000 has been for investors (and it certainly left scars on us), it has reinforced and vindicated our core beliefs about the enduring importance of fundamentals and valuation. We have always strived to find growth at a reasonable price and chafed at the prospect of paying for growth at any price. That latter concept has now gone out of fashion and the better relative performance of the Series and mid-caps in general are a direct consequence. We believe mid-caps continue to offer better overall valuations than large-caps as well as better prospective earnings growth in the years ahead.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

[LINE GRAPH]

                                                                 T. ROWE PRICE/JNL MID-CAP
                                                                       GROWTH SERIES                   S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
5/15/1995                                                                  10000                              10000
                                                                           10740                              10417
                                                                           12230                              11432
12/31/1995                                                                 12922                              11593
                                                                           14006                              12306
                                                                           14496                              12661
                                                                           15237                              13034
12/31/1996                                                                 15955                              12823
                                                                           14905                              12633
                                                                           16930                              14489
                                                                           18902                              16817
12/31/1997                                                                 18860                              17994
                                                                           21901                              20012
                                                                           21998                              19546
                                                                           18035                              16720
12/31/1998                                                                 22914                              21429
                                                                           22746                              20059
                                                                           25505                              22899
                                                                           23676                              20972
12/31/1999                                                                 28415                              24576
                                                                           31219                              27694
                                                                           29985                              26782
                                                                           31687                              30036
12/31/2000                                                                 30451                              28879

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                            7.16%
                       5 year..................                           18.67%
                       Since inception*........                           21.83%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 15, 1995.

                       T. ROWE PRICE/JNL VALUE SERIES
                       T. ROWE PRICE ASSOCIATES, INC.
[T. ROWE PRICE LOGO]   INVESTMENT ADVISORY COMMITTEE

OBJECTIVE:

The investment objective of the T. Rowe Price/JNL Value Series seeks as its investment objective to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

MONEY MANAGER COMMENTARY:

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In the difficult environment that prevailed since the Series inception on May 1, 2000, it performed exceptionally well as value stocks returned to favor.

The Series posted a substantial double-digit gain of 12.54% during its brief time in operation, posting results that were ahead of both the Russell 1000 Value Index and the Lipper category of similarly managed funds. The Series stacked up well even when compared with the overall universe of rebounding value stocks.

Our investment strategy is to invest in companies we consider to be undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement cost, and other measures of value. Many of our holdings are contrarian in nature in that they have been out of favor with investors for one reason or another and, as a result, their share prices are unreasonably low in our view.

Most of our sales were of companies that have performed relatively well and, therefore, no longer look undervalued to us. Major sales include Aetna, Hillenbrand Industries, Fort James, Safeway, and Reed International. Our largest purchases include Hartford Financial Services, Sprint, Comcast, Walt Disney, and Lockheed Martin. In our experience, whenever the shares of high-quality companies decline sharply, it pays to take a closer look at them. While some of our forays into the technology sector were somewhat premature, our new positions in Time Warner, Texaco, Mead, TRW, and Eastman Kodak were timely. Several holdings such as Texaco, Fort James, and Honeywell benefited from merger and acquisition activity.

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The -9.11% decline in the S&P 500 Index and the -39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread -- a bullish sign. While further market turbulence is likely, we see many investment opportunities that meet our criteria for selecting sound companies whose stocks are selling at attractive prices.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL VALUE SERIES AND THE RUSSELL 1000 VALUE INDEX

[LINE GRAPH]

                                                               T. ROWE PRICE/JNL VALUE SERIES        RUSSELL 1000 VALUE INDEX
                                                               ------------------------------        ------------------------
5/01/2000                                                                  10000                              10000
                                                                            9650                               9492
                                                                           10210                              10197
12/31/2000                                                                 11254                              10517

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM MAY 1, 2000* TO

                       DECEMBER 31, 2000.................................12.54%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date May 1, 2000.

                       JNL/S&P CONSERVATIVE GROWTH SERIES
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Conservative Growth Series seeks as its investment objective capital growth and current income. The Series pursues its objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds". Under normal circumstances, the Series allocates approximately 50% to 75% of its assets to Series that invest primarily in equity securities, 15% to 50% to Series that invest primarily in fixed-income securities and 0% to 20% to Series that invest primarily in money market funds.

MONEY MANAGER COMMENTARY:

For the period from inception on January 26, 2000 through December 31, 2000, the Series returned -4.60%, compared with -1.33% for its benchmark, a blend equal to 62.5% S&P 500 Index and 37.5% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P CONSERVATIVE GROWTH SERIES, THE
LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE
S&P 500 INDEX

[LINE GRAPH]

                                                  JNL/S&P CONSERVATIVE      LEHMAN BROTHERS AGGREGATE
                                                      GROWTH SERIES                BOND INDEX                 S&P 500 INDEX
                                                  --------------------      -------------------------         -------------
1/26/2000                                               10000.00                    10000.00                    10000.00
                                                        10570.00                    10221.00                    10698.00
                                                        10220.00                    10398.00                    10414.00
                                                        10140.00                    10712.00                    10313.00
12/31/2000                                               9540.00                    11163.00                     9506.00

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM JANUARY 26, 2000* TO

                       DECEMBER 31, 2000................................-4.60%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date January 26, 2000.

                          JNL/S&P MODERATE GROWTH SERIES
                          STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC.
[STANDARD & POOR'S LOGO]  DAVID M. BLITZER, ROBERT D. JARAMILLO

OBJECTIVE:

JNL/S&P Moderate Growth Series seeks as its investment objective capital growth and current income. The Series pursues its objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds". Under normal circumstances, the Series allocates approximately 60% to 80% of its assets to Series that invest primarily in equity securities and 20% to 40% to Series that invest primarily in fixed-income securities.

MONEY MANAGER COMMENTARY:

For the period from inception on January 13, 2000 through December 31, 2000, the Series returned -8.10%, compared with -2.89% for its benchmark, a blend equal to 70% S&P 500 Index and 30% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P MODERATE GROWTH SERIES, THE
LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE
S&P 500 INDEX

[LINE GRAPH]

                                                    JNL/S&P MODERATE                                    LEHMAN BROTHERS AGGREGATE
                                                      GROWTH SERIES               S&P 500 INDEX                BOND INDEX
                                                    ----------------              -------------         -------------------------
1/13/2000                                               10000.00                    10000.00                    10000.00
                                                        10740.00                    10363.00                    10221.00
                                                        10210.00                    10088.00                    10398.00
                                                        10110.00                     9990.00                    10712.00
12/31/2000                                               9190.00                     9208.00                    11163.00

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM JANUARY 13, 2000* TO

                       DECEMBER 31, 2000................................-8.10%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date January 13, 2000.

                           JNL/S&P AGGRESSIVE GROWTH SERIES
                           STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC.
[STANDARD & POOR'S LOGO]   DAVID M. BLITZER, ROBERT D. JARAMILLO

OBJECTIVE:

JNL/S&P Aggressive Growth Series seeks as its investment objective capital growth. Current income is a secondary objective. The Series pursues its objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds". Under normal circumstances, the Series allocates 75% to 100% of its assets to Underlying Series that invest primarily in equity securities and 0% to 25% to Underlying Series that invest primarily in fixed-income securities.

MONEY MANAGER COMMENTARY:

For the period from inception on January 6, 2000 through December 31, 2000, the Series returned -5.30%, compared with -7.04% for its benchmark, a blend equal to 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P AGGRESSIVE GROWTH SERIES, THE
LEHMAN BROTHERS AGGREGATE BOND INDEX, AND THE
S&P 500 INDEX

[LINE GRAPH]

                                                   JNL/S&P AGGRESSIVE                                   LEHMAN BROTHERS AGGREGATE
                                                      GROWTH SERIES               S&P 500 INDEX                BOND INDEX
                                                   ------------------             -------------         -------------------------
1/06/2000                                                 10000                       10000                       10000
                                                          11580                       10705                       10221
                                                          10850                       10421                       10398
                                                          10740                       10320                       10712
12/31/2000                                                 9470                        9513                       11163

                       TOTAL RETURN

                       FOR THE PERIOD

                       FROM JANUARY 6, 2000* TO

                       DECEMBER 31, 2000.................................-5.30%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date January 6, 2000.

                       JNL/S&P CONSERVATIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Conservative Growth Series I seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 55% and 65% of its assets to Series that invest primarily in equity securities, 30% to 40% to Series that invest primarily in fixed income securities, and 0% to 10% to Series that invest primarily in money market funds.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -1.55%, compared with -0.81% for its benchmark, a blend equal to 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P CONSERVATIVE GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA INCOME FUNDS SECTOR INDEX, THE
S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                S&P MICROPAL ASSET
                                              JNL/S&P             ALLOCATION USA
                                        CONSERVATIVE GROWTH    INCOME FUNDS SECTOR                             LEHMAN BROTHERS
                                              SERIES I                INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                        -------------------    -------------------       -------------       --------------------
4/09/1998                                     10000.00               10000.00               10000.00               10000.00
                                              10050.00               10095.00               10242.00               10232.00
                                               9250.00                9629.00                9224.00               10665.00
12/31/1998                                    10470.00               10277.00               11188.00               10701.00
                                              10910.00               10230.00               11746.00               10648.00
                                              11360.00               10513.00               12573.00               10554.00
                                              11020.00               10316.00               11788.00               10626.00
12/31/1999                                    12514.00               10706.00               13542.00               10613.00
                                              13157.00               10891.00               13853.00               10847.00
                                              12805.00               10874.00               13485.00               11035.00
                                              12885.00               11136.00               13354.00               11368.00
12/31/2000                                    12320.00               11162.00               12309.00               11847.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -1.55%
                       Since inception*........                            7.94%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 9, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Income Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P MODERATE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Moderate Growth Series I seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 70% and 80% of its assets to Series that invest primarily in equity securities and 20% to 30% to Series that invest primarily in fixed income securities.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -4.35%, compared with -3.93% for its benchmark, a blend equal to 75% S&P 500 Index and 25% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P MODERATE GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                               S&P MICROPAL ASSET
                                                                 ALLOCATION USA
                                         JNL/S&P MODERATE     BALANCED FUNDS SECTOR                            LEHMAN BROTHERS
                                         GROWTH SERIES I              INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                         ----------------     ---------------------      -------------       --------------------
4/08/1998                                    10000.00               10000.00                10000.00               10000.00
                                             10140.00               10121.00                10326.00               10232.00
                                              9090.00                9473.00                 9299.00               10665.00
12/31/1998                                   10630.00               10545.00                11280.00               10701.00
                                             11240.00               10646.00                11842.00               10648.00
                                             11850.00               11122.00                12677.00               10554.00
                                             11430.00               10666.00                11885.00               10626.00
12/31/1999                                   13473.00               11508.00                13653.00               10613.00
                                             14326.00               11822.00                13967.00               10847.00
                                             13744.00               11669.00                13595.00               11035.00
                                             13824.00               11875.00                13464.00               11368.00
12/31/2000                                   12887.00               11639.00                12410.00               11847.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -4.35%
                       Since inception*........                            9.71%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 8, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Aggressive Growth Series I seeks as its investment objective capital growth. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 85% and 95% of its assets to Series that invest primarily in equity securities and 5% to 15% to Series that invest primarily in fixed income securities.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -9.37%, compared with -7.04% for its benchmark, a blend equal to 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon judge to the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P AGGRESSIVE GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                               S&P MICROPAL ASSET
                                                                 ALLOCATION USA
                                        JNL/S&P AGGRESSIVE    BALANCED FUNDS SECTOR                            LEHMAN BROTHERS
                                         GROWTH SERIES I              INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                        ------------------    ---------------------      -------------       --------------------
4/08/1998                                    10000.00               10000.00                10000.00               10000.00
                                             10230.00               10121.00                10326.00               10232.00
                                              8960.00                9473.00                 9299.00               10665.00
12/31/1998                                   10880.00               10545.00                11280.00               10701.00
                                             11630.00               10646.00                11842.00               10648.00
                                             12470.00               11122.00                12677.00               10554.00
                                             11990.00               10666.00                11885.00               10626.00
12/31/1999                                   14729.00               11506.00                13653.00               10613.00
                                             15822.00               11822.00                13967.00               10847.00
                                             14890.00               11669.00                13595.00               11035.00
                                             14880.00               11875.00                13464.00               11368.00
12/31/2000                                   13348.00               11639.00                12410.00               11847.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -9.37%
                       Since inception*........                           11.13%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 8, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Very Aggressive Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that invest primarily in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -17.16%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P VERY AGGRESSIVE GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                 JNL/S&P VERY AGGRESSIVE     ALLOCATION USA BALANCED
                                                     GROWTH SERIES I           FUNDS SECTOR INDEX             S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
4/01/1998                                                 10000                       10000                       10000
                                                          10340                       10116                       10270
                                                           9000                        9468                        9248
12/31/1998                                                11190                       10540                       11218
                                                          12200                       10641                       11777
                                                          13170                       11117                       12607
                                                          12850                       10661                       11820
12/31/1999                                                16658                       11503                       13579
                                                          18232                       11817                       13890
                                                          16808                       11664                       13521
                                                          16537                       11869                       13390
12/31/2000                                                13798                       11634                       12342

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -17.16%
                       Since inception*........                           12.40%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 1, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P EQUITY GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -14.06%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                  JNL/S&P EQUITY GROWTH      ALLOCATION USA BALANCED
                                                        SERIES I               FUNDS SECTOR INDEX             S&P 500 INDEX
                                                  ---------------------      -----------------------          -------------
4/13/1998                                               10000.00                    10000.00                    10000.00
                                                         9970.00                    10121.00                    10251.00
                                                         8630.00                     9473.00                     9231.00
12/31/1998                                              10640.00                    10545.00                    11197.00
                                                        11370.00                    10646.00                    11755.00
                                                        12360.00                    11122.00                    12584.00
                                                        11940.00                    10665.00                    11798.00
12/31/1999                                              15235.00                    11508.00                    13553.00
                                                        16567.00                    11622.00                    13864.00
                                                        15375.00                    11669.00                    13496.00
                                                        15235.00                    11875.00                    13365.00
12/31/2000                                              13093.00                    11639.00                    12319.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -14.06%
                       Since inception*........                           10.40%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Aggressive Growth Series I seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -15.27%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                     JNL/S&P EQUITY          ALLOCATION USA BALANCED
                                               AGGRESSIVE GROWTH SERIES I      FUNDS SECTOR INDEX             S&P 500 INDEX
                                               --------------------------    -----------------------          -------------
4/15/1998                                               10000.00                    10000.00                    10000.00
                                                        10070.00                    10184.00                    10163.00
                                                         8700.00                     9532.00                     9152.00
12/31/1998                                              10750.00                    10611.00                    11101.00
                                                        11580.00                    10713.00                    11654.00
                                                        12500.00                    11192.00                    12475.00
                                                        12140.00                    10733.00                    11696.00
12/31/1999                                              15615.00                    11581.00                    13437.00
                                                        17100.00                    11896.00                    13745.00
                                                        15806.00                    11742.00                    13380.00
                                                        15615.00                    11949.00                    13250.00
12/31/2000                                              13230.00                    11712.00                    12213.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -15.27%
                       Since inception*........                           10.85%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 15, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P CONSERVATIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Conservative Growth Series II seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 60% to 70% of its assets to Series that invest primarily in equity securities and 30% to 40% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -5.77%, compared with -1.85% for its benchmark, a blend of 65% S&P 500 Index and 35% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P CONSERVATIVE GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA INCOME FUNDS SECTOR INDEX, THE
S&P 500 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                                S&P MICROPAL ASSET
                                           JNL/S&P EQUITY         ALLOCATION USA
                                        CONSERVATIVE GROWTH    INCOME FUNDS SECTOR                             LEHMAN BROTHERS
                                             SERIES II                INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                        -------------------    -------------------       -------------       --------------------
4/13/1998                                     10000.00               10000.00               10000.00               10000.00
                                               9900.00               10095.00               10251.00               10232.00
                                               8990.00                9629.00                9231.00               10665.00
12/31/1998                                     9540.00               10277.00               11197.00               10701.00
                                               9800.00               10230.00               11755.00               10648.00
                                              10200.00               10513.00               12584.00               10554.00
                                               9830.00               10316.00               11798.00               10626.00
12/31/1999                                    11079.00               10706.00               13553.00               10613.00
                                              11522.00               10891.00               13864.00               10847.00
                                              11120.00               10874.00               13496.00               11035.00
                                              11089.00               11136.00               13365.00               11368.00
12/31/2000                                    10441.00               11162.00               12319.00               11847.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -5.77%
                       Since inception*........                            1.60%

                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Income Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P MODERATE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Moderate Growth Series II seeks as its investment objective capital growth and current income. This Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 70% and 80% of its assets to Series that invest primarily in equity securities and 20% to 30% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -6.57%, compared with -3.93% for its benchmark, a blend of 75% S&P 500 Index and 25% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P MODERATE GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                               S&P MICROPAL ASSET
                                                                 ALLOCATION USA
                                         JNL/S&P MODERATE     BALANCED FUNDS SECTOR                            LEHMAN BROTHERS
                                         GROWTH SERIES II             INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                         ----------------     ---------------------      -------------       --------------------
4/13/1998                                    10000.00               10000.00                10000.00               10000.00
                                              9910.00               10121.00                10251.00               10232.00
                                              8940.00                9473.00                 9231.00               10665.00
12/31/1998                                   10220.00               10545.00                11197.00               10701.00
                                             10740.00               10646.00                11755.00               10648.00
                                             11340.00               11122.00                12584.00               10554.00
                                             10870.00               10666.00                11798.00               10626.00
12/31/1999                                   12547.00               11508.00                13553.00               10613.00
                                             13180.00               11822.00                13864.00               10847.00
                                             12637.00               11669.00                13496.00               11035.00
                                             12627.00               11875.00                13365.00               11368.00
12/31/2000                                   11722.00               11639.00                12319.00               11847.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year..................                           -6.57%
                       Since inception*........                            6.01%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Aggressive Growth Series II seeks as its investment objective capital growth. The Series pursues its investment objective by investing in a diversified group of Series of the JNL Series Trust. This investment concept is referred to as a "fund of funds." Under normal circumstances, this Series allocates between 85% and 95% of its assets to Series that invest primarily in equity securities and 5% to 15% to Series that invest in fixed income securities.

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -9.04%, compared with -7.04% for its benchmark, a blend of 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74. The S&P 500 broad market index was off 9.11% for the year 2000.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P AGGRESSIVE GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, THE S&P 500 INDEX, AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

[LINE GRAPH]

                                                               S&P MICROPAL ASSET
                                                                 ALLOCATION USA
                                        JNL/S&P AGGRESSIVE    BALANCED FUNDS SECTOR                            LEHMAN BROTHERS
                                         GROWTH SERIES II             INDEX              S&P 500 INDEX       AGGREGATE BOND INDEX
                                        ------------------    ---------------------      -------------       --------------------
4/13/1998                                    10000.00               10000.00                10000.00               10000.00
                                              9850.00               10121.00                10251.00               10232.00
                                              8540.00                9473.00                 9231.00               10665.00
12/31/1998                                   10050.00               10545.00                11197.00               10701.00
                                             10480.00               10646.00                11755.00               10648.00
                                             11290.00               11122.00                12584.00               10554.00
                                             10760.00               10666.00                11798.00               10626.00
12/31/1999                                   12931.00               11508.00                13553.00               10613.00
                                             13711.00               11822.00                13864.00               10847.00
                                             12991.00               11669.00                13496.00               11035.00
                                             12921.00               11875.00                13365.00               11368.00
12/31/2000                                   11762.00               11639.00                12319.00               11847.00

                       AVERAGE ANNUAL
                       TOTAL RETURN

                       1 year..................                           -9.04%
                       Since inception*........                            6.14%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index and Lehman Brothers Aggregate Bond Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Very Aggressive Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -12.86%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P VERY AGGRESSIVE GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                 JNL/S&P VERY AGGRESSIVE     ALLOCATION USA BALANCED
                                                    GROWTH SERIES II           FUNDS SECTOR INDEX             S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
4/13/1998                                               10000.00                    10000.00                    10000.00
                                                        10150.00                    10121.00                    10251.00
                                                         8740.00                     9473.00                     9231.00
12/31/1998                                              10800.00                    10545.00                    11197.00
                                                        11550.00                    10646.00                    11755.00
                                                        12500.00                    11122.00                    12584.00
                                                        12150.00                    10666.00                    11798.00
12/31/1999                                              15381.00                    11508.00                    13553.00
                                                        16732.00                    11822.00                    13864.00
                                                        15492.00                    11669.00                    13496.00
                                                        15331.00                    11875.00                    13365.00
12/31/2000                                              13403.00                    11639.00                    12319.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -12.86%
                       Since inception*.........                          11.35%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P EQUITY GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -10.35%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                  JNL/S&P EQUITY GROWTH      ALLOCATION USA BALANCED
                                                        SERIES II              FUNDS SECTOR INDEX             S&P 500 INDEX
                                                  ---------------------      -----------------------          -------------
4/13/1998                                               10000.00                    10000.00                    10000.00
                                                         9800.00                    10121.00                    10251.00
                                                         8290.00                     9473.00                     9231.00
12/31/1998                                              10040.00                    10545.00                    11197.00
                                                        10670.00                    10646.00                    11755.00
                                                        11600.00                    11122.00                    12584.00
                                                        11100.00                    10666.00                    11798.00
12/31/1999                                              13683.00                    11508.00                    13553.00
                                                        14644.00                    11822.00                    13864.00
                                                        13763.00                    11669.00                    13496.00
                                                        13713.00                    11875.00                    13365.00
12/31/2000                                              12267.00                    11639.00                    12319.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -10.35%
                       Since inception*........                            7.79%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                       JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                       STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC. DAVID M. BLITZER, ROBERT D. JARAMILLO
[STANDARD & POOR'S LOGO]

OBJECTIVE:

JNL/S&P Equity Aggressive Growth Series II seeks as its investment objective capital growth. Under normal circumstances, this Series pursues its investment objective by investing 100% of its assets in a diversified group of Series of the JNL Series Trust that primarily invest in equity securities. This investment concept is referred to as a "fund of funds."

MONEY MANAGER COMMENTARY:

In 2000, the Series returned -11.18%, compared with -9.11% for its benchmark, the S&P 500 Index.

The downdraft in the equity markets in the final quarter of 2000 that cost the S&P/Barra 500 Large Company Growth index 16.72% of its value, took a toll on investors' returns. The retreat from fast-growth shares brought an abrupt end to the relatively strong returns offered by this sector over the previous four years.

In the beginning of the year, confidence and optimism were at record highs. By the end of the year, however, investors were called upon to judge the prospects for recovery in these shares, against the backdrop of waning U.S. economic growth and the worst yearly average performance for U.S. stocks since the deep bear market of 1973/74.

The Series remains positioned to participate in further stock market advances, although some risk associated with the smallest and fastest "growth" companies will be limited in the near term. In the absence of deep imbalances in the economy, apart from weakness in corporate credit quality, we are not looking for a deep or prolonged recession, and remain vigilant that the current drop in confidence may be repaired in 2001.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II, THE
S&P MICROPAL ASSET ALLOCATION USA BALANCED FUNDS SECTOR INDEX, AND THE S&P 500 INDEX

[LINE GRAPH]

                                                                               S&P MICROPAL ASSET
                                                    JNL/S&P EQUITY           ALLOCATION USA BALANCED
                                              AGGRESSIVE GROWTH SERIES II      FUNDS SECTOR INDEX             S&P 500 INDEX
                                              ---------------------------    -----------------------          -------------
4/13/1998                                               10000.00                    10000.00                    10000.00
                                                         9920.00                    10121.00                    10251.00
                                                         8470.00                     9473.00                     9231.00
12/31/1998                                              10360.00                    10545.00                    11197.00
                                                        11060.00                    10646.00                    11755.00
                                                        11970.00                    11122.00                    12584.00
                                                        11540.00                    10666.00                    11798.00
12/31/1999                                              14464.00                    11508.00                    13553.00
                                                        15636.00                    11822.00                    13864.00
                                                        14584.00                    11669.00                    13496.00
                                                        14504.00                    11875.00                    13365.00
12/31/2000                                              12846.00                    11639.00                    12319.00

                       AVERAGE ANNUAL

                       TOTAL RETURN

                       1 year...................                         -11.18%
                       Since inception*........                            9.63%
                       Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.
                       Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

---------------
* Inception date April 13, 1998. The benchmark index of the Series has been changed from S&P Micropal Asset Allocation USA Balanced Funds Sector Index to the S&P 500 Index in that the adviser believes that it is a more appropriate broad-based index.

                             JNL/Alger Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 97.2%

Advertising - 0.9%
   Omnicom Group Inc.                         52   $   4,285

Aerospace & Defense - 3.6%
   General Dynamics Corp.                     41       3,199
   United Technologies Corp.                 170      13,339
                                                  -----------
                                                      16,538

Beverages - 1.9%
   Coca-Cola Co.                             145       8,836

Biotechnology - 4.1%
   Amgen Inc. (a)                            258      16,470
   Immunex Corp. (a)                          61       2,475
                                                  -----------
                                                      18,945

Computers - 6.9%
   Dell Computer Corp. (a)                   654      11,406
   EMC Corp. (a)                             177      11,790
   Sun Microsystems Inc. (a)                 299       8,329
                                                  -----------
                                                      31,525

Diversified Financial Services -
          6.8%
   American Express Co.                       43       2,340
   Charles Schwab Corp.                      149       4,229
   Citigroup Inc.                            279      14,270
   Merrill Lynch & Co. Inc.                   74       5,019
   Stilwell Financial Inc.                   135       5,332
                                                  -----------
                                                      31,190

Electric - 1.7%
   Calpine Corp. (a) (c)                     119       5,367
   Duke Energy Corp. (c)                      29       2,489
                                                  -----------
                                                       7,856

Electronics - 2.7%
   Sanmina Corp. (a)                          70       5,394
   Solectron Corp. (a) (c)                   202       6,835
                                                  -----------
                                                      12,229

Food - 3.4%
   Kroger Co. (a)                            194       5,237
   Safeway Inc. (a)                          164      10,243
                                                  -----------
                                                      15,480

Healthcare - 4.0%
   Baxter International Inc.                 154      13,627
   Guidant Corp. (a)                          88       4,735
                                                  -----------
                                                      18,362

Insurance - 3.7%
   American International Group Inc.         101       9,935
   Marsh & McLennan Cos. Inc.                 60       7,049
--------------------------------------            -----------
                                                      16,984

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Internet - 4.6%
   America Online Inc. (a)                   137   $   4,778
   Ariba Inc. (a)                             46       2,456
   Commerce One Inc. (a)                      66       1,678
   eBay Inc. (a)                             228       7,537
   Exodus Communications Inc. (a)             81       1,618
   i2 Technologies Inc. (a)                   46       2,507
                                                  -----------
                                                      20,574

Leisure Time - 0.9%
   Harley-Davidson Inc.                      100       3,975

Manufacturing - 7.1%
   General Electric Co.                      325      15,599
   Tyco International Ltd.                   309      17,160
                                                  -----------
                                                      32,759

Media - 4.5%
   AT&T - Liberty Media Group -              284       3,852
      Class A (a)
   Comcast Corp. (a)                          82       3,424
   Time Warner Inc.                           99       5,177
   Viacom Inc. - Class B (a)                 172       8,043
                                                  -----------
                                                      20,496

Oil & Gas Producers - 5.6%
   Exxon Mobil Corp.                         190      16,544
   Nabors Industries Inc. (a)                 51       2,993
   Transocean Sedco Forex Inc.               137       6,318
                                                   ----------
                                                      25,855

Oil & Gas Services - 3.5%
   BJ Services Co. (a)                        38       2,638
   Halliburton Co.                           376      13,635
                                                  -----------
                                                      16,273

Pharmaceuticals - 13.6%
   Abbott Laboratories                        57       2,761
   ALZA Corp. (a) (c)                         60       2,559
   American Home Products Corp.              261      16,570
   Cardinal Health Inc.                      164      16,289
   Pfizer Inc.                               469      21,556
   Pharmacia Corp.                            42       2,573
                                                  -----------
                                                      62,308

Retail - 3.1%
   Best Buy Co. Inc. (a)                      91       2,696
   Wal-Mart Stores Inc.                      130       6,906
   Walgreen Co.                              112       4,673
                                                  -----------
                                                      14,275

Savings & Loans - 0.9%
   Washington Mutual Inc.                     81       4,298

Semiconductors - 2.0%
   Altera Corp. (a)                          124       3,271


                     See notes to the financial statements.

                             JNL/Alger Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

   Linear Technology Corp.                   105   $   4,875
    Teradyne Inc. (a)                         31       1,158
                                                  -----------
                                                       9,304

Software - 4.5%
   Intuit Inc. (a)                            78       3,060
   Microsoft Corp. (a)                       288      12,537
   Oracle Corp. (a)                          169       4,920
                                                  -----------
                                                      20,517

Telecommunications - 1.0%
   SBC Communications Inc.                    93       4,436

Telecommunications Equipment - 3.4%
   Cisco Systems Inc. (a)                    259       9,911
   Corning Inc.                               61       3,211
    Nokia Corp. - ADR                         60       2,601
                                                  -----------
                                                      15,723

Tobacco - 2.8%
   Philip Morris Cos. Inc.                   295      12,998
                                                  -----------

     Total Common Stocks
       (cost $446,781)                               446,021
                                                  -----------


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Short Term Investments - 2.8%

Commercial Paper - 1.8%
   Salomon Smith
    Barney,                           $    8,500   $   8,495
    6.59%, 01/04/2001

Money Market Fund - 1.0%
   Dreyfus Cash Management
    Plus,         6.52% (b)                4,380       4,380
                                                  -----------


     Total Short Term Investments
       (cost $12,875)                                 12,875
                                                  -----------


Total Investments  - 100%
   (cost $459,656)                                 $ 458,896
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $7,129 at December 31, 2000.


Based on the cost of investments of $463,488 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $60,756, the gross unrealized depreciation was $65,348 and the net unrealized depreciation on investments was $4,592.


                     See notes to the financial statements.

                           JNL/Alliance Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                       Shares
                                       or          Market
                                       Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 94.7%

Airlines - 0.5%
   Continental Airlines Inc. (a)               9   $     475

Banks - 1.5%
   Chase Manhattan Corp. (a)                  32       1,463

Computers - 5.8%
   Dell Computer Corp. (a)                     9         162
   EMC Corp. (a)                              58       3,870
   Sun Microsystems Inc. (a)                  56       1,559
                                                   ----------
                                                       5,591

Cosmetics & Personal Care - 0.6%
   Colgate-Palmolive Co.                       9         600

Diversified Financial Services -
18.3%
   CIT Group Inc.                             55       1,111
   Citigroup Inc.                            131       6,689
   Fannie Mae                                  6         503
   Freddie Mac                                42       2,865
   Household International Inc.               21       1,144
   J.P. Morgan & Co.                           1         132
   MBNA Corp.                                 99       3,664
   Merrill Lynch & Co. Inc.                   13         880
   Morgan Stanley Dean Witter & Co.           10         817
                                                   ----------
                                                      17,805

Healthcare - 0.9%
   Medtronic Inc.                             14         845

Internet - 0.5%
   America Online Inc. (a)                     3         111
   Yahoo! Inc. (a)                            11         332
                                                   ----------
                                                         443

Manufacturing - 7.6%
   Honeywell International Inc.               56       2,654
   Tyco International Ltd.                    87       4,835
                                                   ----------
                                                       7,489

Media - 8.8%
   AT&T - Liberty Media Group
    -          Class A (a)                   177       2,395
   Time Warner Inc.                           62       3,239
   Viacom Inc. - Class B (a)                  53       2,492
   Walt Disney Co.                            15         428
                                                   ----------
                                                       8,554

Oil & Gas Producers - 0.8%
   BP Amoco Plc - ADR                         16         776


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Pharmaceuticals - 12.0%
   Merck & Co. Inc.                            4   $     403
   Pfizer Inc.                               105       4,817
   Pharmacia Corp.                            53       3,210
   Schering-Plough Corp.                      57       3,206
                                                  -----------
                                                      11,636

Retail - 6.3%
   Home Depot Inc.                            75       3,427
   Kohl's Corp. (a)                           33       1,989
   Wal-Mart Stores Inc.                        2         127
   Walgreen Co.                               13         543
                                                  -----------
                                                       6,086

Semiconductors - 8.3%
   Altera Corp. (a)                           10         258
   Applied Materials Inc. (a)                 58       2,215
   Applied Micro Circuits Corp. (a)           15       1,118
   Intel Corp.                                77       2,325
   Micron Technology Inc. (a)                 50       1,764
   PMC-Sierra Inc. (a)                         4         346
                                                  -----------
                                                       8,026

Software - 2.9 %
   Microsoft Corp. (a)                        34       1,496
   Oracle Corp. (a)                           45       1,314
                                                  -----------
                                                       2,810

Telecommunications - 1.3%
   Amdocs Ltd. (a)                            16       1,034
   AT&T Corp.                                12         204
                                                  -----------
                                                       1,238

Telecommunications Equipment - 14.5%
   Cisco Systems Inc. (a)                    137       5,240
   Corning Inc.                               15         782
   JDS Uniphase Corp. (a)                      3         105
   Juniper Networks Inc. (a)                   3         366
   Nokia Corp. - ADR                         112       4,850
   Nortel Networks Corp.                      64       2,039
   SDL Inc. (a)                                4         622
                                                  -----------
                                                      14,004

Wireless Telecommunications - 4.1%
   AT&T Wireless Group (a)                   146       2,533
   Vodafone Group Plc - ADR (c)               39       1,393
                                                  -----------
                                                       3,926
                                                  -----------

     Total Common Stocks
       (cost $104,712)                                91,767
                                                  -----------


                     See notes to the financial statements.

                           JNL/Alliance Growth Series

                     Schedule of Investments (in thousands)


                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Short Term Investments - 5.3%

Money Market Funds - 5.3%
   Dreyfus Cash Management Plus,
    6.52% (b)                              4,671   $   4,671
    Dreyfus Government Cash
    Management,        6.31% (b)             468         468
                                                  -----------

     Total Short Term Investments
       (cost $5,139)                                   5,139
                                                  -----------

Total Investments -  100%
   (cost $109,851)                                 $  96,906
                                                  ===========



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $1,393 at December 31, 2000.


Based on the cost of investments of $111,246 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $7,817, the gross unrealized depreciation was $22,157 and the net unrealized depreciation on investments was $14,340.

                     See notes to the financial statements.

                          JNL/Eagle Core Equity Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                         Shares
                                         or
                                         Principal    Marekt
                                         Amount       Value
-------------------------------------------------------------

Common Stocks - 92.0%

Advertising - 0.6%
   Omnicom Group Inc.                         11   $     912

Aerospace & Defense - 0.6%
   Boeing Co.                                 13         825

Auto Manufacturers - 0.7%
   Ford Motor Co.                             25         586
   General Motors Corp.                       11         536
                                                  -----------
                                                       1,122

Auto Parts & Equipment - 0.0%
   Visteon Corp.                               1          14

Banks - 3.9%
   Chase Manhattan Corp. (a)                  13         586
   Compass Bancshares Inc.                    42         991
   Mellon Financial Corp.                     20         984
   PNC Financial Services Group               18       1,279
   Wells Fargo & Co.                          35       1,948
                                                  -----------
                                                       5,788

Beverages - 2.1%
   Adolph Coors Co. - Class B                  5         418
   Anheuser-Busch Cos. Inc.                   54       2,457
   PepsiCo Inc.                                5         247
                                                  -----------
                                                       3,122

Biotechnology - 0.5%
   Genentech Inc. (a)                          9         717

Chemicals - 2.6%
   E.I. du Pont de Nemours                    25       1,220
   Praxair Inc.                               28       1,225
   Rohm and Haas Co.                          38       1,380
                                                  -----------
                                                       3,825

Computers - 7.5%
   Compaq Computer Corp.                      81       1,220
   Dell Computer Corp. (a)                    57       1,001
   Electronic Data Systems Corp.              25       1,444
   EMC Corp. (a)                              52       3,475
   International Business Machines            21       1,743
   Corp.
   Sun Microsystems Inc. (a)                  50       1,397
   Veritas Software Corp. (a)                 10         905
                                                  -----------
                                                      11,185

Cosmetics & Personal Care - 1.6%
   Avon Products Inc.                         14         670
   Proctor & Gamble Co.                       23       1,781
                                                  -----------
                                                       2,451




                                         Shares
                                         or
                                         Principal    Marekt
                                         Amount       Value
-------------------------------------------------------------

Diversified Financial Services - 7.5%
   American Express Co.                       23   $   1,236
   Capital One Financial Corp.                15         987
   Citigroup Inc.                             98       5,018
   Freddie Mac                                 3         207
   Goldman Sachs Group Inc.                    6         620
   Lehman Brothers Holdings Inc.              30       2,008
   Merrill Lynch & Co. Inc.                    8         511
   Providian Financial Corp.                  13         761
                                                  -----------
                                                      11,348

Electric - 0.5%
   NiSource Inc.                              17         523
   PG&E Corp.                                 15         300
                                                  -----------
                                                         823

Electronics - 2.7%
   Applera Corp. - Applied
   Biosystems Group                            7         658
   Koninklijke Philips Electronics
    NV -     NY Shares                        17         606
   Solectron Corp. (a)                        67       2,268
   Waters Corp. (a)                            7         568
                                                  -----------
                                                       4,100

Environmental Control - 0.7%
   Waste Management Inc.                      38       1,061

Food - 1.8%
   H. J. Heinz Co.                            14         664
   Kroger Co. (a)                             47       1,281
   Sysco Corp.                                27         817
                                                  -----------
                                                       2,762

Forest Products & Paper - 1.0%
   International Paper Co.                    35       1,428

Gas - 0.5%
   MCN Energy Group Inc.                      15         415
   UGI Corp.                                  15         380
                                                  -----------
                                                         795

Healthcare - 3.1%
   Bausch & Lomb Inc.                         17         700
   Baxter International Inc.                   7         627
   HCA-The Healthcare Co.                     45       1,980
   Johnson & Johnson                           5         489
   Medtronic Inc.                             14         866
                                                  -----------
                                                       4,662

Insurance - 3.2%
   American International Group Inc.          33       3,234
   Marsh & McLennan Cos. Inc.                  5         585
   MetLife Inc. (c)                           27         945
                                                  -----------
                                                       4,764


                     See notes to the financial statements.

                          JNL/Eagle Core Equity Series

                     Schedule of Investments (in thousands)

                                         Shares
                                         or
                                         Principal    Marekt
                                         Amount       Value
-------------------------------------------------------------

Internet - 0.8%
   America Online Inc. (a)                    16   $     571
   Openwave Systems Inc. (a)                   7         319
   Yahoo Inc. (a)                              9         264
                                                  -----------
                                                       1,154

Machinery - 1.8%
   Deere & Co.                                24       1,100
   Dover Corp.                                39       1,581
                                                  -----------
                                                       2,681

Manufacturing - 3.1%
   General Electric Co.                       46       2,196
   Harsco Corp.                               29         716
   Honeywell International Inc.               14         667
   Minnesota Mining & Manufacturing            5         627
   Co.
   Pall Corp.                                 18         383
                                                  -----------
                                                       4,589

Media - 4.8%
   Comcast Corp. (a)                          14         576
   Gannett Co. Inc.                           50       3,172
   McGraw-Hill Cos. Inc.                      13         762
   Time Warner Inc.                           28       1,484
   Viacom Inc. - Class A (a)                  26       1,222
                                                  -----------
                                                       7,216

Oil & Gas Producers - 9.1%
   BP Amoco Plc - ADR                         31       1,471
   Burlington Resources Inc.                  35       1,768
   Coastal Corp.                              19       1,634
   Conoco Inc. - Class B                      30         870
   Exxon Mobil Corp.                          34       2,956
   R & B Falcon Corp. (a)                     25         573
   Santa Fe International Corp.               76       2,437
   Transocean Sedco Forex Inc.                17         782
   USX-Marathon Group Inc.                    41       1,145
                                                  -----------
                                                      13,636

Pharmaceuticals - 7.5%
   Abbott Labroratories                        9         426
   ALZA Corp. (a)                             12         491
   American Home Products Corp.                9         540
   Forest Laboratories Inc. (a)                3         385
   Merck & Co. Inc.                           23       2,181
   Pfizer Inc.                                61       2,799
   Pharmacia Corp.                            54       3,274
   Pharmaceutical HOLDRs Trust
    Depository Receipts                        9       1,000
   Schering-Plough Corp.                       3         171
                                                  -----------
                                                      11,267

Pipelines - 1.5%
   El Paso Energy Corp.                       10         745
   Enron Corp.                                11         935
   Williams Cos. Inc.                         15         599
                                                  -----------
                                                       2,279


                                         Shares
                                         or
                                         Principal    Marekt
                                         Amount       Value
-------------------------------------------------------------

Real Estate - 0.5%
   Nationwide Health Properties Inc.          27   $     348
   Public Storage Inc.                         9         219
   Sun Communities Inc.                        5         164
                                                  -----------
                                                         731

Retail - 4.0%
   Costco Wholesale Corp. (a)                 22         883
   Federated Department Stores Inc. (a)       25         882
   Home Depot Inc.                            34       1,556
   Intimate Brands Inc.                       28         420
   Wal-Mart Stores Inc.                       37       1,976
   Wendy's International Inc.                 11         283
                                                  -----------
                                                       6,000

Savings & Loans - 1.4%
   Charter One Financial Inc.                 75       2,166

Semiconductors - 2.8%
   Applied Micro Circuits Corp. (a)            1          53
   Integrated Device Technology Inc. (a)       7         225
   Intel Corp.                                37       1,122
   Lam Research Corp. (a) (c)                  8         116
   Micron Technology Inc. (a)                 13         476
   PMC-Sierra Inc. (a)                         5         393
   Semiconductor HOLDRs Trust                 14         710
   Texas Instruments Inc.                     17         791
   Xilinx Inc. (a)                             6         286
                                                  -----------
                                                       4,172

Software - 2.5%
   E.piphany Inc. (a)                          8         422
   Microsoft Corp. (a)                        62       2,693
   Oracle Corp. (a)                           22         633
                                                  -----------
                                                       3,748

Telecommunications - 4.9%
   Alltel Corp.                               11         687
   AT&T Corp.                                 11         186
   Avaya Inc. (a)                              1           5
   General Motors Corp. -  Class H (a)        29         669
   Qwest Communications International
     Inc. (a)                                 31       1,276
   SBC Communications Inc.                    44       2,115
   Sprint Corp. (FON Group)                   25         503
   Verizon Communications                     39       1,955
                                                  -----------
                                                       7,396

Telecommunications Equipment - 3.8%
   Acterna Corp. (a)                          21         284
   Cisco Systems Inc. (a)                     81       3,081
   JDS Uniphase Corp. (a)                      4         176
   Lucent Technologies Inc.                    6          77
   Nokia Corp. - ADR                          36       1,553
   SDL Inc. (a)                                3         385
   Telefonaktiebolaget LM Ericsson -
     ADR                                      14         151
                                                  -----------
                                                       5,707

Transportation - 0.5%
   United Parcel Service Inc.                 12         694


                     See notes to the financial statements.

                          JNL/Eagle Core Equity Series

                     Schedule of Investments (in thousands)

                                         Shares
                                         or
                                         Principal    Market
                                         Amount       Value
-------------------------------------------------------------

Water - 0.4%
   American Water Works Inc.                  20   $     588

Wireless Telecommunications - 1.5%
   Motorola Inc.                              57       1,158
   Nextel Communications Inc. (a)             30         743
   Novatel Wireless Inc. (a)                  27         334
                                                  -----------
                                                       2,235
                                                  -----------

     Total Common Stocks
       (cost $137,486)                               137,963
                                                  -----------

Corporate  Bonds - 0.5%

Auto Parts & Equipment - 0.1%
   Magna International Inc., 5.00%,
    10/15/2002                        $      200   $     194

Retail - 0.2%
   Charming Shoppes Inc., 7.50%,
    07/15/2006                               300         287

Semiconductors - 0.1%
   Lam Research Corp., 5.00%,                260         245
    09/01/2002 (c)

Wireless Telecommunications - 0.1%
   Nextel Communications Inc.,
    5.25%, 01/15/2010                        170         125
                                                  -----------

     Total  Corporate Bonds
       (cost $915)                                       851
                                                  -----------

                                         Shares
                                         or
                                         Principal    Market
                                         Amount       Value
-------------------------------------------------------------

Preferred Stocks - 0.3%

Oil and Gas Services - 0.2%
   Evi Inc., 5.00%, 11/01/2027 (a)             7   $     322

Telecommunications - 0.1%
   Global Crossing Ltd., 6.75%,
    04/15/2012                                 1         118
                                                  -----------

     Total Preferred Stocks
       (cost $492)                                       440
                                                  -----------

Short Term Investments - 7.2%

Money Market Funds - 7.2%
   Dreyfus Cash Management
    Plus,        6.52% (b)                 7,389       7,389
   Dreyfus Government Cash
    Management, 6.31% (b)                  3,254       3,254
                                                  -----------


     Total Short Term Investments
       (cost $10,643)                                 10,643
                                                  -----------

Total Investments - 100%
   (cost $149,536)                                 $ 149,897
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $1,040 at December 31, 2000.

Based on the cost of investments of $153,399 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $15,151, the gross unrealized depreciation was $18,653 and the net unrealized depreciation on investments was $3,502.


Schedule of Options Written, December 31, 2000 (in thousands):
                                                                    Market
  Contracts                                                         Value
--------------                                                    ------------

     25      EMC Corp. Call Option
                 Expiration February 2001, Exercise price $70     $        16
                                                                  ============



Summary of Written Call Options for the Year ended December 31, 2000 (Premiums in thousands):
                                              Number of
                                              Contracts    Premiums

                                              ----------- -----------
Options outstanding at December 31, 1999               -  $         -
  Options written during the period                  420          264
  Options closed during the period                  (240)        (132)
  Options exercised during the period                (45)         (27)
  Options expired during the period                 (110)         (89)
                                              ----------- -----------
Options outstanding at December 31, 2000              25  $        17
                                              =========== ===========

                     See notes to the financial statements.

                        JNL/Eagle SmallCap Equity Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 93.8%

Advertising - 0.1%
   Telespectrum Worldwide Inc. (a)           175   $      79

Aerospace & Defense - 0.3%
   REMEC Inc. (a)                             25         241

Banks - 1.4%
   The Colonial BancGroup Inc.                40         430
   Trustco Bank Corp. NY                      59         719
                                                  -----------
                                                       1,149

Biotechnology - 1.9%
   Collateral Therapeutics Inc. (a)           70       1,238
   Variagenics Inc. (a)                       24         288
                                                  -----------
                                                       1,526

Chemicals - 1.0%
   OM Group Inc.                              14         765

Commercial Services - 5.7%
   Mail-Well Inc. (a)                         40         173
   Spherion Corp. (a)                        200       2,263
   Steiner Leisure Ltd. (a)                   40         560
   Strayer Education Inc.                     40       1,010
   Wackenhut Corp. (a)                        50         430
                                                  -----------
                                                       4,436

Computers - 3.9%
   Factset Research Systems Inc.              55       2,039
   Mercury Computer Systems Inc. (a)          22       1,021
                                                  -----------
                                                       3,060

Distribution & Wholesale - 2.9%
   Hughes Supply Inc.                         90       1,615
   Tech Data Corp. (a)                        25         676
                                                  -----------
                                                       2,291

Diversified Financial Services - 9.1%
   Dain Rauscher Corp.                        40       3,811
   Investment Technology Group Inc. (a)       50       2,088
   Jefferies Group Inc.                       29         900
   Wit Soundview Group Inc. (a)              100         359
                                                  -----------
                                                       7,158

Electric - 2.6%
   Avista Corp.                               75       1,538
    Sierra Pacific Resources                  32         514
                                                  -----------
                                                       2,052

Electrical Components & Equipment -
2.2%
   Artesyn Technologies Inc. (a)             111       1,762

Electronics - 12.7%
   Ampex Corp. (a)                           169          63
   Coherent Inc. (a)                          85       2,763

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Gentex Corp. (a)                          113   $   2,095
   OYO Geospace Corp. (a)                     35         788
   Rockford Corp. (a)                         50         250
   Sawtek Inc. (a)                            44       2,032
   Universal Electronics Inc. (a)             80       1,235
   Varian Inc. (a)                            25         830
                                                  -----------
                                                      10,056

Environmental Control - 0.6%
   IMCO Recycling Inc.                        95         507

Healthcare - 7.7%
   Cytyc Corp. (a)                            50       3,128
   Edwards Lifesciences Corp. (a)             90       1,598
   Horizon Health Corp. (a)                   81         498
   Zoll Medical Corp. (a)                     26         911
                                                  -----------
                                                       6,135

Home Furnishings - 0.7%
   Applica Inc. (a)                          120         585

Lodging - 0.1%
   Lodgian Inc. (a) (c)                       22          73

Media - 8.1%
   Citadel Communications Corp. (a)           96       1,152
   Houghton Mifflin Co.                       80       3,710
   World Wrestling Federation
     Entertainment Inc. (a)                  100       1,600
                                                  -----------
                                                       6,462

Oil & Gas Producers - 4.5%
   Patterson Energy Inc. (a)                  65       2,421
   Spinnaker Exploration Co. (a)              28       1,190
                                                  -----------
                                                       3,611

Oil & Gas Services - 2.3%
   Veritas DGC Inc. (a)                       58       1,867

Pharmaceuticals - 2.0%
   PRAECIS Pharmaceuticals Inc. (a)           55       1,609

Real Estate - 1.5%
   Meristar Hospitality Corp.                 60       1,181

Retail - 3.5%
   Cash America International Inc.           170         744
   Genesco Inc. (a)                           38         921
   MSC Industrial Direct Co. - Class A (a)    60       1,084
                                                  -----------
                                                       2,749

Savings & Loans - 1.7%
   Commercial Federal Corp.                   50         972
   Waypoint Financial Corp. (a)               38         418
                                                  -----------
                                                       1,390

                     See notes to the financial statements.

                        JNL/Eagle SmallCap Equity Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Software - 10.2%
   Avid Technology Inc. (a)                  100   $   1,827
   Barra Inc. (a)                             23       1,096
   Cerner Corp. (a)                           43       1,966
   Datastream Systems Inc. (a)               190       1,853
   Fair, Isaac & Co. Inc.                     15         764
   Informax Inc. (a)                          62         637
                                                  -----------
                                                       8,143

Telecommunications - 1.5%
   MasTec Inc. (a)                            60       1,200

Telecommunications Equipment - 3.8%
   Acterna Corp. (a)                          35         473
   CommScope Inc. (a)                         80       1,325
   International FiberCom Inc. (a)            49         243
   Xircom Inc. (a)                            63         975
                                                  -----------
                                                       3,016

Wireless Telecommunications - 1.8%
   EMS Technologies Inc. (a)                 120       1,395
                                                  -----------

     Total Common Stocks
       (cost $80,879)                                 74,498
                                                  -----------


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Short Term Investments - 6.2%

Money Market Funds - 6.2%
   Dreyfus Cash Management
    Plus,        6.52% (b)                 3,909   $   3,909
   Dreyfus Government Cash
    Management, 6.31% (b)                  1,054       1,054
                                                  -----------


     Total Short Term Investments
       (cost $4,963)                                   4,963
                                                  -----------

Total Investments - 100%
   (cost $85,842)                                  $  79,461
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $73 at December 31, 2000.
(d)  144a security. Certain conditions for public sale may exist.


Based on the cost of investments of $86,272 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $11,365 the gross unrealized depreciation was $18,176 and the net unrealized depreciation on investments was $6,811.

                     See notes to the financial statements.

               JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Common Stocks - 98.8%

Aerospace & Defense - 0.5%
   B.F. Goodrich Co.                           1   $      23
   Boeing Co.                                  1          53
   United Technologies Corp.                   1          39
                                                  -----------
                                                         115

Airlines - 0.4%
   AMR Corp. (a)                               1          55
   Southwest Airlines Co.                      1          37
                                                  -----------
                                                          92

Apparel - 0.3%
   Jones Apparel Group Inc. (a)                1          19
   NIKE Inc.                                   1          45
                                                  -----------
                                                          64

Auto Manufacturers - 1.1%
   Ford Motor Co.                              5         106
   General Motors Corp.                        3         132
   PACCAR Inc.                                 -          15
                                                  -----------
                                                         253

Auto Parts & Equipment - 0.2%
   Dana Corp.                                  1          14
   Delphi Automotive Systems Corp.             3          37
                                                  -----------
                                                          51

Banks - 4.2%
   AmSouth Bancorp.                            2          26
   Bank of America Corp.                       3         147
   Bank One Corp.                              5         172
   Banknorth Group Inc.                        -           9
   First Union Corp.                           5         147
   Hibernia Corp.                              -           2
   KeyCorp                                     2          50
   National Commerce Bancorp.                  1          15
   PNC Financial Services Group                2         124
   Summit Bancorp.                             1          27
   U.S. Bancorp.                               8         222
                                                  -----------
                                                         941

Beverages - 1.0%
   Coca-Cola Co.                               3         177
   PepsiCo Inc.                                1          59
                                                  -----------
                                                          236

Biotechnology - 0.3%
   Amgen Inc. (a)                              1          58
   Human Genome Sciences Inc. (a)              -          14
   Incyte Genomics Inc.  (a)                   -           5
                                                  -----------
                                                          77

Chemicals - 1.5%
   Air Products & Chemicals Inc.               2          61
   Dow Chemical Co.                            3          99

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

   PPG Industries Inc.                         1   $      46
   Praxair Inc.                                1          58
   Rohm & Haas Co.                             2          54
   Union Carbide Corp.                         -          22
                                                  -----------
                                                         340

Commercial Services -  0.2%
   Cendant Corp. (a)                           5          50

Computers - 5.7%
   Compaq Computer Corp.                       7         105
   Dell Computer Corp. (a)                     6         112
   EMC Corp. (a)                               4         273
   Hewlett-Packard Co.                         2          47
   International Business Machines Corp.       3         255
   NCR Corp. (a)                               1          34
   Quantum Corp. - DLT & Storage
    Systems (a)                                1          17
   Redback Networks Inc. (a)                   -           4
   Sun Microsystems Inc. (a)                  10         276
   Veritas Software Corp. (a)                  2         158
                                                  -----------
                                                       1,281

Cosmetics & Personal Care - 2.3%
   Estee Lauder Cos. Inc.                      1          35
   Gillette Co.                                5         170
   Kimberly-Clark Corp.                        1          49
   Procter & Gamble Co.                        3         259
                                                  -----------
                                                         513

Distribution & Wholesale - 0.1%
   W.W. Grainger Inc.                          1          26

Diversified Financial Services - 8.3%
   A.G. Edwards Inc.                           -          14
   American Express Co.                        1          38
   Capital One Financial Corp.                 2         112
   CIT Group Inc.                              2          30
   Citigroup Inc.                             14         710
   Countrywide Credit Industries Inc.          1          55
   E*TRADE Group Inc. (a)                      2          14
   Fannie Mae                                  2         130
   Freddie Mac                                 1          82
   Goldman Sachs Group Inc.                    2         192
   Household International Inc.                -          22
   Lehman Brothers Holdings Inc.               1          41
   MBNA Corp.                                  1          44
   Merrill Lynch & Co. Inc.                    2         164
   Morgan Stanley Dean Witter & Co.            -           8
   Providian Financial Corp.                   3         150
   Stilwell Financial Inc.                     1          32
   TD Waterhouse Group Inc. (a)                1          17
                                                  -----------
                                                       1,855



                     See notes to the financial statements.

               JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Electric - 2.6%
   Ameren Corp.                                1   $      32
   Cinergy Corp.                               1          28
   CMS Energy Corp.                            1          32
   Consolidated Edison Inc.                    1          35
   DTE Energy Co.                              1          35
   Entergy Corp.                               3         127
   FPL Group Inc.                              1          36
   GPU Inc.                                    -          15
   NiSource Inc.                               1          31
   PG&E Corp.                                  2          30
   Pinnacle West Capital Corp.                 1          24
   Progress Energy Inc.                        1          59
   Reliant Energy Inc.                         -           9
   TXU Corp.                                   1          58
   Wisconsin Energy Corp.                      1          11
   XCEL Energy Inc.                            1          31
                                                  -----------
                                                         593

Electrical Components & Equipment -
  0.1%
   Emerson Electric Co.                        -          32

Electronics - 0.6%
   Agilent Technologies Inc. (a)               1          55
   Johnson Controls Inc.                       1          36
   Parker Hannifin Corp.                       1          35
                                                  -----------
                                                         126

Food - 2.0%
   General Mills Inc.                          -           9
   H.J. Heinz Co.                              2          76
   Kellogg Co.                                 1          24
   Kroger Co. (a)                              3          78
   Quaker Oats Co.                             1          58
   Safeway Inc. (a)                            1          81
   Unilever NV - NY Shares                     2         126
                                                  -----------
                                                         452

Forest Products & Paper - 0.2%
   Georgia-Pacific Group                       1          16
   International Paper Co.                     -           8
   Temple-Inland Inc.                          -          16
                                                  -----------
                                                          40

Healthcare - 3.6%
   Aetna Inc. (a)                              1          20
   Baxter International Inc.                   -           9
   Becton, Dickinson & Co.                     1          38
   Boston Scientific Corp. (a)                 3          40
   C.R. Bard Inc.                              1          33
   Guidant Corp. (a)                           1          59
   HCA-The Healthcare Co.                      3         119
   Johnson & Johnson                           3         284
   Medtronic Inc.                              1          36
   St. Jude Medical Inc. (a)                   1          43
   Tenet Healthcare Corp. (a)                  3         120
                                                  -----------
                                                         801


                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Home Furnishings - 0.4%
   Gemstar International Group Ltd.            2   $      88
   (a)

Household Products - 0.1%
   Clorox Co.                                  1          32

Insurance - 4.5%
   AFLAC Inc.                                  1          65
   Allstate Corp.                              2          91
   AMBAC Financial Group Inc.                  1          44
   American General Corp.                      2         122
   American International Group Inc.           3         296
   AON Corp.                                   1          31
   Cigna Corp.                                 1          93
   Cincinnati Financial Corp.                  -           8
   Hartford Financial Services Group Inc.      2         106
   John Hancock Financial Services Inc.        1          19
   Lincoln National Corp.                      1          52
   MBIA Inc.                                   1          44
   MetLife Inc.                                1          21
   Torchmark Corp.                             1          19
                                                  -----------
                                                       1,011

Internet - 0.7%
   Akamai Technologies Inc. (a) (c)            1          25
   America Online Inc. (a)                     3          97
   eBay Inc. (a)                               1          17
   TIBCO Software Inc. (a)                     -          10
                                                  -----------
                                                         149

Leisure Time - 0.1%
   Harley-Davidson Inc.                        -          12

Lodging - 0.5%
   Hilton Hotels Corp.                         3          28
   Marriott International Inc. -               1          47
      Class A
   Starwood Hotels & Resorts                   1          42
   Worldwide Inc.
                                                  -----------
                                                         117

Machinery - 0.6%
   Caterpillar Inc.                            1          52
   Deere & Co.                                 -          14
   Dover Corp.                                 -          12
   Ingersoll-Rand Co.                          1          54
                                                  -----------
                                                         132

Manufacturing - 6.8%
   Cooper Industries Inc.                      1          60
   Eastman Kodak Co.                           1          43
   Eaton Corp.                                 1          45
   General Electric Co.                       19         930
   Honeywell International Inc.                3         137
   Illinois Tool Works Inc.                    -           6
   ITT Industries Inc.                         1          19
   Tyco International Ltd.                     5         300
                                                  -----------
                                                       1,540


                     See notes to the financial statements.

               JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Media - 3.0%
   AT&T-Liberty Media Group - Class            3   $      41
    A (a)
   Comcast Corp. (a)                           5         188
   Gannett Co. Inc.                            1          31
   Knight Ridder Inc.                          -           5
   New York Times Co.                          -          12
   Time Warner Co.                             4         225
   Viacom Inc. - Class B (a)                   4         173
                                                  -----------
                                                         675

Mining - 0.5%
   Alcoa Inc.                                  4         117
   Phelps Dodge Corp.                          -           6
                                                  -----------
                                                         123

Office & Business Equipment - 0.0%
   Pitney Bowes Inc.                           -           7

Oil & Gas Producers - 6.8%
   Amerada Hess Corp.                          -           7
   Anadarko Petroleum Corp.                    -          29
   Chevron Corp.                               3         278
   Conoco Inc. - Class A                       -           9
   Devon Energy Corp.                          -           6
   Exxon Mobil Corp.                           7         609
   Global Marine Inc. (a)                      2          51
   Royal Dutch Petroleum Co. - NY
     Shares                                    7         412
   Texaco Inc.                                 2         124
                                                  -----------
                                                        1,525

Oil & Gas Services - 0.6%
   Baker Hughes Inc.                           1          42
   Cooper Cameron Corp. (a)                    1          79
   Halliburton Co.                             1          18
                                                  -----------
                                                         139

Packaging & Containers - 0.1%
   Smurfit-Stone Container Corp. (a)           1          16

Pharmaceuticals - 9.8%
   Abbott Laboratories                         2         111
   ALZA Corp.  (a)                             1          26
   American Home Products Corp.                3         197
   Bristol-Myers Squibb Co.                    3         237
   Eli Lilly & Co.                             2         186
   Forest Laboratories Inc. (a)                -          40
   Merck & Co. Inc.                            6         524
   Pfizer Inc.                                12         529
   Pharmacia Corp.                             2         140
   Schering-Plough Corp.                       4         227
                                                  -----------
                                                       2,217

Pipelines - 0.1%
   Dynegy Inc. - Class A                       -          22

Retail - 5.4%
   Abercrombie & Fitch Co. - Class A           1          24
   (a)
   Best Buy Co. Inc. (a)                       -           6
   Federated Department Stores Inc.            2          77
   (a)
                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

   Gap Inc.                                    2   $      43
   Home Depot Inc.                             5         242
   Lowe's Cos. Inc.                            2          76
   May Department Stores Co.                   1          36
   McDonald's Corp.                            2          65
   Target Corp.                                4         135
   The Limited Inc.                            2          39
   TJX Cos. Inc.                               2          67
   Wal-Mart Stores Inc.                        8         398
   Walgreen Co.                                -          17
                                                  -----------
                                                       1,225

Savings & Loans - 0.9%
   Dime Bancorp. Inc.                          1          30
   Greenpoint Financial Corp.                  -          16
   Sovereign Bancorp. Inc.                     -           2
   Washington Mutual Inc.                      3         159
                                                  -----------
                                                         207

Semiconductors - 4.1%
   Altera Corp. (a)                            2          61
   Analog Devices Inc. (a)                     1          41
   Applied Materials Inc. (a)                  2          80
   Broadcom Corp. (a)                          -          34
   Cypress Semiconductor Corp. (a)             -           6
   Intel Corp.                                12         348
   Lattice Semiconductor Corp. (a)             1          11
   Linear Technology Corp.                     1          60
   Maxim Integrated Products Inc. (a)          1          33
   Micron Technology Inc. (a)                  1          32
   PMC-Sierra Inc. (a)                         -          31
   Texas Instruments Inc.                      2         109
   Xilinx Inc. (a)                             2          69
                                                  -----------
                                                         915

Software - 4.4%
   Adobe Systems Inc.                          -          23
   Automatic Data Processing Inc.              1          76
   BEA Systems Inc. (a)                        1          74
   Citrix Systems Inc. (a)                     -           9
   Microsoft Corp. (a)                         9         370
   Oracle Corp. (a)                           14         404
   Parametric Technology Corp. (a)             2          22
   Siebel Systems Inc. (a)                     -          20
                                                  -----------
                                                         998

Telecommunications - 4.8%
   AT&T Corp.                                  3          54
   Avaya Inc. (a)                              1           7
   BellSouth Corp.                             2          90
   Broadwing Inc. (a)                          -           5
   Global Crossing Ltd. (a)                    2          34
   Level 3 Communications Inc. (a)             1          46
   Qwest Communications
    International     Inc. (a)                 5         197
   SBC Communications Inc.                     7         353
   Verizon Communications                      5         236
   WorldCom Inc. (a)                           4          52
                                                  -----------
                                                       1,074

                     See notes to the financial statements.

               JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Telecommunications Equipment - 5.8%
   CIENA Corp. (a)                             -   $      24
   Cisco Systems Inc. (a)                     17         631
   Corning Inc.                                3         153
   JDS Uniphase Corp. (a)                      4         150
   Network Appliance Inc. (a)                  1          39
   Nortel Networks Corp.                       6         176
   Qualcomm Inc. (a)                           1          99
   Tellabs Inc. (a)                            -          17
   Williams Communications
    Group           Inc. (a) (c)               1          11
                                                  -----------
                                                       1,300
Tobacco - 1.9%
   Philip Morris Cos. Inc.                    10         422

Toys & Hobbies - 0.1%
   Hasbro Inc.                                 1          14
   Mattel Inc.                                 -           4
                                                  -----------
                                                          18

Transportation - 0.8%
   Burlington Northern Santa Fe Corp.          2          54
   C.H. Robinson Worldwide Inc.                -          13
   FedEx Corp. (a)                             1          36
   Union Pacific Corp.                         1          70
                                                  -----------
                                                         173


                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Wireless Telecommunications - 0.8%
   Nextel Communications Inc. (a)              4   $      91
   Sprint Corp. (PCS Group) (a)                4          83
                                                  -----------
                                                         174
                                                  -----------

    Total Common Stocks
      (cost $23,259)                                  22,249
                                                  -----------


Government Security - 0.2%

U.S. Treasury Note - 0.2%
   5.25%, 05/31/2001 (d)             $        50          50
                                                  -----------

    Total Government Security
      (cost $50)                                          50
                                                  -----------

Short Term Investment - 1.0%

Money Market Fund - 1.0%
   Dreyfus Cash Management
    Plus,        6.52% (b)                   235         235
                                                  -----------

    Total Short Term Investment
      (cost $235)                                        235
                                                  -----------

Total Investments - 100%
   (cost $23,544)                                  $  22,534
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $30 at December 31, 2000.
(d) Security has been pledged to cover margin requirements for open futures contracts.


Based on the cost of investments of $23,740 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,345, the gross unrealized depreciation was $3,551 and the net unrealized appreciation on investments was $1,206.


Schedule of Futures Contracts, December 31, 2000:

                                                          Unrealized
   Contracts                                             Depreciation
                                                         -------------
       1        S&P 500 Index Future
                  Expiration March 2001                $     (3)
                                                         =============

                     See notes to the financial statements.

             JNL/J.P. Morgan International & Emerging Markets Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 93.4%

Airlines - 0.6%
   British Airways Plc                        11   $      61

Auto Manufacturers - 0.5%
   Hyuandai Motor Co. Ltd. -  GDR              9          47

Banks - 11.6%
   Banco Bilbao Vizcaya Argentaria SA         10         154
   BNP Paribas                                 2         201
   Chuo Mitsui Trust & Banking Co.            18          55
   Ltd.
   Commerzbank AG                              4         107
   Commonwealth Bank of Austria                7         120
   Dao Heng Bank Group Ltd.                   11          63
   DBS Group Holdings Ltd.                     9         107
   Dresdner Bank AG                            1          59
   Skandinaviska Enskilda Banken               5          53
   UBS AG                                      1         129
   Unicredito Italiano SpA                    13          65
                                                  -----------
                                                       1,113

Beverages - 2.4%
   Heineken Holding NV - Class A               2         106
   South African Breweries Plc                18         127
                                                  -----------
                                                         233

Building Materials - 1.4%
   Compagnie de Saint-Gobain                   -          31
   Tostem Corp.                                8          99
                                                  -----------
                                                         130

Chemicals - 4.8%
   Akzo Nobel NV                               1          80
   LG Chemical                                 8          70
   Mitsubishi Chemical Corp.                  36          95
   Reliance Industries Ltd. - GDR              6         102
   Rhodia SA                                   7         101
   Syngenta AG (a)                             -           4
                                                  -----------
                                                         452

Commercial Services - 2.1%
   Vivendi Universal                           3         197

Distribution & Wholesale - 1.3%
   Mitsubishi Corp.                           17         125

Diversified Financial Services - 2.3%
   Promise Co. Ltd.                            2         149
   Sampo Insurance Co. Ltd. - Class A          1          70
                                                  -----------
                                                         219


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Electric - 3.3%
   Endesa SA                                   7   $     121
   First Philippine Holdings Corp. (a)        31          13
   Hongkong Electric Holdings Ltd.            50         182
                                                  -----------
                                                         316

Electrical Components & Equipment -
  1.2%
   Hitachi Ltd.                               13         116

Electronics - 3.5%
   Alcatel O (Optronics) (a)                   1          38
    Koninklijke Philips Electronics NV         8         300
                                                  -----------
                                                         338

Food - 4.9%
   Bary Callebaut AG                           -          15
   Laurus NV                                  4           34
   Nestle SA                                   -         266
   Tesco Plc                                  38         154
                                                  -----------
                                                         469

Forest Products & Paper - 0.9%
   Stora Enso Oyj                              7          85

Healthcare - 0.1%
   Essilor International                       -           9

Home Furnishings - 1.8%
   Matsushita Electric Industrial
     Co. Ltd.                                  7         167

Insurance - 9.4%
   AMP Ltd.                                    5          58
   Royal & Sun Alliance Insurance
     Group Plc                                20         171
   Skandia Forsakrings AB                      7         112
   Swiss Re                                    -         103
   Tokio Marine & Fire Insurance Co. Ltd.     11         126
   Zurich Financial Services AG                1         319
                                                  -----------
                                                         889

Internet - 0.2%
   Sunevision Holdings Ltd. (a)               62          22

Iron & Steel - 0.4%
   Acerinox SA                                 1          41

Machinery - 0.5%
   Sidel SA                                    1          43

Manufacturing - 2.5%
   BBA Group Plc                               8          42
   Invensys Plc                               86         201
                                                  -----------
                                                         243


                     See notes to the financial statements.

             JNL/J.P. Morgan International & Emerging Markets Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Media - 2.6%
   ABS-CBN Broadcasting Corp. - ADR           52   $      51
   News Corp. Ltd.                             6          44
   Singapore Press Holdings Ltd.               8         118
   TV Azteca S.A. De C.V. - ADR                4          37
                                                  -----------
                                                         250

Mining - 1.5%
   WMC Ltd.                                   34         145

Office & Gas Producers - 1.5%
   Ricoh Co. Ltd.                              8         148

Oil & Gas Producers - 7.0%
   Lukoil-Holding                              3          98
   Repsol YPF SA                               6         101
   Santos Ltd.                                40         132
   Southern Pacific Petroleum NL (a)          46          46
   Total Fina Elf SA                           2         295
                                                  -----------
                                                         672

Pharmaceuticals - 7.7%
   Glaxosmithkline Plc (a)                     5         137
   Merck KGaA                                  1          48
   Novo-Nordisk                                1         144
   Roche Holding AG                            -         224
   Takeda Chemical Industries Ltd.             3         178
                                                  -----------
                                                         731

Real Estate - 0.4%
   Consorcio ARA SA (a)                       29          34

Retail - 1.6%
   Cie. Financiere Richemont - A units         -         152

Semiconductors - 1.6%
   Rohm Co. Ltd.                               1         152

Software - 0.6%
    Trintech Group Plc - ADR (a)               5          60

Telecommunications - 2.9%
   Cable & Wireless Plc                        4          53
   Compania Anonima Nacional
    Telefonos de Venezuela - ADR               3          61
    Telefonica SA (a)                         10         159
                                                  -----------
                                                         273


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Telecommunications Equipment - 2.2%
    Alcatel                                    4   $     211

Tobacco - 0.4%
   British American Tobacco Plc                5          36

Transportation - 2.7%
   Neptune Orient Lines Ltd. (a)              52          41
   Nippon Yusen Kabushiki Kaisha              18          74
   Railtrack Group Plc                         3          41
   Stolt-Nielsen SA - ADR                      2          26
   West Japan Railway Co.                      -          76
                                                  -----------
                                                         258

Water - 1.2%
   Suez Lyonnaise des Eaux SA                  1         115

Wireless Telecommunications - 3.8%
     Vodafone AirTouch Plc                    99         364
                                                  -----------

     Total Common Stocks
       (cost $9,193)                                   8,916
                                                  -----------

Corporate Bonds - 0.1%

Telecommunications - 0.1%
   China Mobile (HK) Ltd., 2.25%
    11/03/2005                       $        11          11
                                                  -----------

     Total Corporate Bonds
       (cost $11)                                         11
                                                  -----------


Preferred Stocks - 1.1%

Media - 1.1%
   News Corp. Ltd.                            15         107
                                                  -----------

     Total Preferred Stocks
       (cost $150)                                       107
                                                  -----------


                     See notes to the financial statements.

             JNL/J.P. Morgan International & Emerging Markets Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Short Term Investments - 5.4%

Money Market Funds - 5.1%
    Dreyfus Cash Management
      Plus,      6.52%  (b)                  474   $     474
     Dreyfus Government Cash
      Management, 6.31%  (b)                  12          12
                                                  -----------
                                                         486

U.S. Treasury Bill - 0.3%
    4.93%, 03/22/2001 (c)             $       30          30
                                                  -----------


     Total Short Term Investments
       (cost $516)                                       516
                                                  -----------

Total Investments - 100%
   (cost $9,870)                                   $   9,550
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) Security has been pledged to cover margin requirements for open futures contracts.


Based on the cost of investments of $10,149 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $566, the gross unrealized depreciation was $1,165 and the net unrealized depreciation on investments was $599.


Forward Currency Contracts, Open at December 31, 2000:

          Currency              Settlement        Notional         Currency        Unrealized
       Purchased/Sold              Date            Amount            Value         Gain (Loss)
------------------------------ -------------- -----------------  --------------   --------------
   Canadian Dollar/U.S.
     Dollar                      03/15/01       651     CAD      $      434       $         7
   Swiss Franc/U.S. Dollar       03/15/01       422     CHF              262               10
   Euro/U.S. Dollar              03/15/01       1259    EUR            1,185               48
   Euro/Australian Dollar        03/15/01       101     EUR               94                4
   British Pound/U.S. Dollar     03/15/01       469     GBP              701               20
   British Pound/Swedish
     Krona                       03/15/01       41      GBP               58               (1)
   Japanese Yen/U.S. Dollar      03/15/01       77,103  JPY              683              (17)
   Swedish Krona/U.S. Dollar     03/15/01       473     SEK               50                -
   U.S. Dollar/Australian
     Dollar                      03/15/01       (540)   AUD             (300)              (3)
   U.S. Dollar/Swiss Franc       03/15/01       (1,447) CHF             (899)             (41)
   U.S. Dollar/Swedish Krona     03/15/01       (195)   DKK              (25)              (1)
   U.S. Dollar/Euro              03/15/01       (530)   EUR             (499)             (22)
   U.S. Dollar/British Pound     03/15/01       (196)   GBP             (294)              (7)
   U.S. Dollar/Hong Kong
     Dollar                      03/15/01       (945)   HKD             (121)               -
   U.S. Dollar/Japanese Yen      03/15/01       (56,691)JPY             (502)              17
   U.S. Dollar/Norway Krone      03/15/01       (221)   NOK              (25)              (1)
   U.S. Dollar/Singapore
     Dollar                      03/15/01       (274)   SGD             (159)               -
                                                               ---------------- ----------------
     Total                                                     $         643    $          13
                                                               ================ ================

                     See notes to the financial statements.

             JNL/J.P. Morgan International & Emerging Markets Series

Schedule of Futures Contracts, December 31, 2000:

                                                                Unrealized
                                                               Depreciation
                                                               -------------

   Contracts
----------------
       5        Euro Stoxx 50 Index Future                   $          (1)
                              Expiration March 2001
       1        FTSE Index Future
                  Expiration March 2001                                 (2)
       1        Topix Index Future
                  Expiration March 2001                                  -
                                                             ---------------
                                                             $          (3)
                                                             ===============




Summary of Investments by Country, December 31, 2000:

                                      % of Investment
  Country                                Securities              Market Value
----------------------------------------------------------- --------------------
  Australia                                         6.8%     $             652
  Denmark                                           1.5%                   144
  Finland                                           0.7%                    70
  France                                           13.0%                 1,242
  Germany                                           2.3%                   215
  Hong Kong                                         2.9%                   278
  India                                             1.1%                   102
  Ireland                                           0.6%                    60
  Italy                                             0.7%                    65
  Japan                                            16.3%                 1,560
  Mexico                                            0.7%                    70
  Netherlands                                       5.4%                   519
  Philippines                                       0.7%                    63
  Russia                                            1.0%                    97
  Singapore                                         2.8%                   266
  South Africa                                      1.3%                   127
  South Korea                                       1.2%                   117
  Spain                                             6.0%                   577
  Sweden                                            2.6%                   250
  Switzerland                                      12.7%                 1,212
  United Kingdom                                   13.6%                 1,287
  United States                                     6.1%                   577
                                     ----------------------   ------------------
    Total                                         100.0%     $           9,550
                                     ====================== ====================

                     See notes to the financial statements.

                       JNL/Janus Aggressive Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 89.5%

Advertising - 0.2%
   Lamar Advertising Co. (a)                  40   $   1,532

Aerospace & Defense - 1.5%
   Boeing Co.                                165      10,909

Banks - 1.0%
   Chase Manhattan Corp. (a)                  91       4,144
   Fifth Third Bancorp                        51       3,074
                                                  -----------
                                                       7,218

Computers - 3.0%
   ASM Lithography Holding NV (a)            281       6,338
   Brocade Communications Systems             97       8,867
   Inc. (a)
   Veritas Software Corp. (a) (c)             85       7,411
                                                  -----------
                                                      22,616

Diversified Financial Services - 2.7%
   American Express Co.                      186      10,213
   Citigroup Inc.                            113       5,772
   E*TRADE Group Inc. (a)                    562       4,147
                                                  -----------
                                                      20,132

Electric - 2.8%
   Dominion Resources Inc.                   104       6,976
   Duke Energy Corp.                         166      14,132
                                                  -----------
                                                      21,108

Electronics - 2.6%
   Celestica Inc. (a)                         71       3,843
   Solectron Corp. (a)                       232       7,858
   Symbol Technologies Inc.                  221       7,943
                                                  -----------
                                                      19,644

Healthcare - 2.6%
   Medtronic Inc.                            284      17,151
   MiniMed Inc. (a)                           47       1,977
                                                  -----------
                                                      19,128

Internet - 8.4%
   Amazon.com Inc. (a) (c)                   596       9,283
   Ariba Inc. (a)                            153       8,230
   DoubleClick Inc. (a)                      184       2,025
   eBay Inc. (a)                             104       3,429
   Exodus Communications Inc. (a)            175       3,491
   i2 Technologies Inc. (a)                  199      10,815
   Openwave Systems Inc. (a)                 270      12,921
   Sapient Corp. (a)                         111       1,320
   TMP Worldwide Inc. (a)                    117       6,416
   VeriSign Inc. (a)                          65       4,819
                                                  -----------
                                                      62,749

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Media - 12.0%
   AT&T - Liberty Media Group
    - Class A (a)                          1,568   $  21,262
   Cablevision Systems Corp. (a)             159      13,528
   Charter Communications Inc. (a)           376       8,533
   Comcast Corp. (a)                         423      17,665
   Infinity Broadcasting Corp. (a)           169       4,719
   Liberty Digital Inc. (a)                   21         107
   Time Warner Inc.                          469      24,526
                                                  -----------
                                                      90,340

Oil & Gas Producers - 3.7%
   Anadarko Petroleum Corp.                  142      10,076
   Burlington Resources Inc.                 197       9,928
   Petroleo Basilerio S.A. - ADR (a)         297       7,502
                                                  -----------
                                                      27,506

Pharmaceuticals - 4.5%
   Bristol-Myers Squibb Co.                  213      15,725
   Eli Lilly & Co.                           155      14,432
   Sepracor Inc. (a)                          50       4,027
                                                  -----------
                                                      34,184

Pipelines - 3.8%
   Enron Corp.                               342      28,450

Semiconductors - 10.8%
   Analog Devices Inc. (a)                   694      35,529
   Applied Materials Inc. (a)                151       5,771
   Applied Micro Circuits Corp. (a)          152      11,380
   Broadcom Corp. (a)                         92       7,744
   Maxim Integrated Products Inc. (a)         90       4,304
   Texas Instruments Inc.                    179       8,468
   Vitesse Semiconductor Corp. (a)           140       7,757
                                                  -----------
                                                      80,953

Software - 1.8%
   Electronic Arts Inc. (a) (c)              317      13,518

Telecommunications - 3.9%
   China Unicom - ADR (a)                    578       8,531
   Cox Communications Inc. (a)               184       8,559
   Level 3 Communications Inc. (a)           105       3,455
   Telefonos de Mexico SA - ADR              170       7,663
   Winstar Communications Inc. (a)           105       1,223
                                                  -----------
                                                      29,431

Telecommunications Equipment - 19.9%
   3Com Corp. (a)                            210       1,784
   ADC Telecommunications Inc. (a)           376       6,811
   Cisco Systems Inc. (a)                    349      13,350
   Corvis Corp. (a)                          124       2,945
   JDS Uniphase Corp. (a)                    278      11,604
   Juniper Networks Inc. (a)                  62       7,832


                     See notes to the financial statements.

                       JNL/Janus Aggressive Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Nokia Corp. - ADR                       1,814   $  78,907
   Nokia Oyj                                 195       8,709
   ONI Systems Corp. (a)                     132       5,230
   Telefonaktiebolaget Ericsson LM
    - Class B                              1,032      11,756
                                                  -----------
                                                     148,928

Wireless Telecommunications - 4.3%
   China Mobile (Hong Kong) Ltd. (a)           9         233
   China Telecom (Hong Kong) Ltd. (a)      1,086       5,931
   NTT DoCoMo Inc.                             1       5,537
   Palm Inc. (a)                             186       5,267
   Sprint Corp. (PCS Group) (a)               16         335
   Vodafone Group Plc - ADR (c)              418      14,980
                                                  -----------
                                                      32,283
                                                  -----------

     Total Common Stocks
       (cost $709,351)                               670,629
                                                  -----------

Short Term Investments - 10.5%

Commercial Paper - 4.5%
   CIT Group Holdings,
    6.50%, 01/02/2001                 $   33,900      33,894

Money Market Fund - 0.0%
   Dreyfus Cash Management Plus,
       6.52% (b)                              73          73

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

U.S. Government Agencies - 6.0%
  Federal Home Loan Bank
    6.36%, 02/15/2001                 $   20,000   $  19,841
    6.15%, 02/22/2001                     15,000      14,867
  Federal Home Loan Mortgage Corp.,
    6.41%, 01/23/2001                     10,000       9,962
                                                  -----------
                                                      44,670
                                                  -----------

    Total Short Term Investments
      (cost $78,637)                                  78,637
                                                  -----------

Total Investments - 100%
   (cost $787,988)                                 $ 749,266
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $29,323 at December 31, 2000.

Based on the cost of investments of $793,097 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $107,030, the gross unrealized depreciation was $150,861 and the net unrealized depreciation on investments was $43,831.

                     See notes to the financial statements.

Forward Currency Contracts, Open at December 31, 2000:

         Currency             Settlement        Notional        Currency Value    Unrealized
      Purchased/Sold             Date            Amount                           Gain (Loss)
---------------------------- -------------- ------------------  ---------------  --------------
  Euro/U.S. Dollar             01/26/01          21,180 EUR     $     19,904      $      531
  Euro/U.S. Dollar             03/22/01          43,900 EUR           41,339           2,136
  Euro/U.S. Dollar             04/27/01           3,800 EUR            3,583             305
  Hong Kong Dollar/U.S.
    Dollar                     03/16/01           8,000 HKD            1,027              (1)
  Hong Kong Dollar/U.S.
    Dollar                     05/10/01           5,000 HKD              642               -
  Hong Kong Dollar/U.S.
    Dollar                     06/27/01          34,000 HKD            4,368              (1)
  Japanese Yen/U.S. Dollar     03/22/01         468,000 JPY            4,152            (220)
  Japanese Yen/U.S. Dollar     04/27/01         110,000 JPY              982             (43)
  U.S. Dollar/Euro             01/26/01         (28,380)EUR          (26,670)           (890)
  U.S. Dollar/Euro             03/22/01         (43,900)EUR          (41,339)         (2,284)
  U.S. Dollar/Euro             04/27/01         (16,400)EUR          (15,462)         (1,357)
  U.S. Dollar/Euro             05/07/01         (28,000)EUR          (26,407)         (2,167)
  U.S. Dollar/Hong Kong
    Dollar                     03/16/01          (8,000)HKD           (1,027)              -
  U.S. Dollar/Hong Kong
    Dollar                     05/10/01         (10,000)HKD           (1,284)             (1)
  U.S. Dollar/Hong Kong
    Dollar                     06/27/01         (84,000)HKD          (10,792)             (6)
  U.S. Dollar/Japanese Yen     03/22/01        (468,000)JPY           (4,152)            417
  U.S. Dollar/Japanese Yen     04/12/01         (81,000)JPY             (721)             65
  U.S. Dollar/Japanese Yen     04/27/01        (400,000)JPY            3,569             282
                                                               ---------------- ---------------
     Total                                                      $    (66,288)   $     (3,674)
                                                               ================ ===============

Summary of Investments by Country, December 31, 2000:

                                        % of Investment
Country                                   Securities            Market Value
----------------------------------------------------------- --------------------
  Brazil                                            1.0%     $           7,502
  Canada                                            0.5%                 3,843
  Finland                                          11.7%                87,616
  Hong Kong                                         2.0%                14,694
  Japan                                             0.7%                 5,537
  Mexico                                            1.0%                 7,663
  Netherlands                                       0.8%                 6,338
  Sweden                                            1.6%                11,756
  United Kingdom                                    2.0%                14,980
  United States                                    78.7%               589,337
                                     -------------------      ------------------
     Total                                        100.0%     $         749,266
                                     ====================== ====================

                     See notes to the financial statements.

                            JNL/Janus Balanced Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 40.3%

Aerospace & Defense - 0.7%
   Boeing Co.                                  5   $     320

Auto Manufacturers - 1.0%
   Bayerische Motoren Werke (BMW) AG          14         471

Auto Parts & Equipment - 0.3%
   TRW Inc.                                    3         130

Banks - 1.5%
   Bank of New York Co. Inc.                   3         177
   Firstar Corp.                              10         238
   U.S. Bancorp.                               8         239
                                                  -----------
                                                         654

Beverages - 1.1%
   Anheuser-Busch Cos. Inc.                   10         464

Biotechnology - 0.2%
   Genentech Inc. (a)                          1          99

Chemicals - 1.3%
   E.I. du Pont de Nemours                     6         302
   Lyondell Chemical Co.                      17         266
                                                  -----------
                                                         568

Commercial Services - 0.4%
   Paychex Inc.                                4         186

Computers - 1.2%
   EMC Corp. (a)                               8         526

Cosmetics & Personal Care - 0.7%
    Procter & Gamble Co.                       4         287

Diversified Financial Services - 3.6%
   American Express Co.                        5         260
   Charles Schwab Corp.                        8         219
   Citigroup Inc.                             21       1,087
                                                  -----------
                                                       1,566

Electric - 1.0%
   Montana Power Co.                           2          49
   The AES Corp. (a)                           7         380
                                                  -----------
                                                         429

Food - 0.9%
   Safeway Inc. (a)                            6         386

Healthcare - 0.5%
   Medtronic Inc.                              4         222

Insurance - 2.2%
   American General Corp.                      2         200
   American International Group Inc.           3         277

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Marsh & McLennan Cos. Inc.                  2   $     282
   Progressive Corp.                           2         208
                                                  -----------
                                                         967

Internet - 0.5%
   America Online Inc. (a)                     3         115
   VeriSign Inc. (a)                           2         125
                                                  -----------
                                                         240

Leisure Time - 0.3%
   Harley-Davidson Inc.                        4         141

Manufacturing - 4.0%
   General Electric Co.                       23       1,101
   Honeywell International Inc.                2          83
   Minnesota Mining and
     Manufacturing Co.                         5         555
                                                  -----------
                                                        1,739

Media - 3.3%
   AT&T - Liberty Media Group
    -  Class A (a)                            13         179
   Clear Channel Communications Inc. (a)       1          53
   Comcast Corp. (a)                           7         312
   Infinity Broadcasting Corp. (a)            10         268
   Time Warner Inc.                            2          98
   Univision Communications Inc. (a)           5         212
   Viacom Inc. - Class B (a)                   7         320
                                                  -----------
                                                       1,442

Oil & Gas Producers - 2.8%
   Burlington Resources Inc.                  24       1,227

Pharmaceuticals - 2.4%
   Bristol-Myers Squibb Co.                    7         498
   Eli Lilly & Co.                             3         307
   Pharmacia Corp.                             4         263
                                                  -----------
                                                       1,068

Pipelines - 1.2%
   El Paso Energy Corp.                        3         206
   Enron Corp.                                 4         324
                                                  -----------
                                                         530

Retail - 2.0%
   Gap Inc.                                    5         133
   Tiffany & Co.                               9         294
   Wal-Mart Stores Inc.                        9         452
                                                  -----------
                                                         879

Semiconductors - 2.7%
   Advanced Micro Devices Inc. (a)            11         148
   Linear Technology Corp.                     4         164
   Maxim Integrated Products Inc. (a)          4         180
   Texas Instruments Inc.                     15         701
                                                  -----------
                                                       1,193

                     See notes to the financial statements.

                            JNL/Janus Balanced Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------


Software - 1.4%
   Automatic Data Processing Inc.              7   $     452
   Cadence Design Systems Inc. (a)             6         155
                                                  -----------
                                                         607

Telecommunications - 0.9%
   McLeodUSA Inc. (a)                          7          93
   SBC Communications Inc.                     7         318
                                                  -----------
                                                         411

Telecommunications Equipment - 2.1%
   Cisco Systems Inc. (a)                      8         318
   Corning Inc.                                4         189
   Nokia Corp. - ADR                           6         246
   Nokia OYJ                                   1          57
   Telefonaktiebolaget LM Ericsson - ADR       9          96
                                                  -----------
                                                         906

Wireless Telecommunications - 0.1%
   Nextel Communications Inc. (a)              1          28
                                                  -----------

    Total Common Stocks
      (cost $18,269)                                  17,686
                                                  -----------

Corporate Bonds - 17.1%

Beverages - 2.2%
   Anheuser-Busch Cos. Inc.
     5.65%, 09/15/2008               $       425         408
     5.75%, 04/01/2010                       500         480
     7.55%, 10/01/2030                        40          44
     6.80%, 01/15/2031                        50          50
                                                  -----------
                                                         982

Chemicals - 0.4%
   Lyondell Chemical Co., 9.625%,
     05/01/2007                              160         155

Diversified Financial Services - 8.0%
   American Express Co., 6.75%,
     06/23/2004                              575         584
   Associates Corp., 5.75%,
     11/01/2003                              600         592
   Fannie Mae, 5.75%, 04/15/2003             535         537
   Ford Motor Credit Co., 6.55%,
     09/10/2002                            1,000       1,104
   General Electric Capital Corp.
      7.25%, 05/03/2004                      375         389
      7.375%, 01/19/2010                     295         317
                                                  -----------
                                                       3,523

Electric - 0.6%
   Reliant Energy Inc. Zero -
    Premium Exchangeable
    Subordinated Notes,
      2.31% (a)                                5         247

Internet - 0.2%
   Exodus Communications Inc.,
      4.75%,
     07/15/2008 (c)                          103          78



                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Media - 0.4%
   Clear Channel Communications
      Inc.,
     2.625%, 04/01/2003 (c)          $       168   $     169

Retail - 2.6% Wal-Mart Stores Inc.
     6.875%, 08/01/2002                       25          24
     6.875%, 08/10/2009                    1,060       1,108
                                                  -----------
                                                       1,132

Telecommunications - 2.6%
   Cox Communications Inc., 7.875%,
     08/15/2009                            1,100       1,148

Wireless Telecommunications - 0.1%
   Nextel Communications Inc.,
    4.75%, 07/01/2007 (c)                     35          43
                                                  -----------

    Total Corporate Bonds
      (cost $6,716)                                    7,477
                                                  -----------

Preferred Stocks - 0.9%

Media - 0.4%
   Tribune Co. Exchangeable
    Subordinated Debentures, 2.00%
    (a)                                        2         201

Oil & Gas Producers - 0.5%
   Coastal Corp., 6.625% (a)                   5         229
                                                  -----------

    Total Preferred Stocks
      (cost $479)                                        430
                                                  -----------

U.S. Government Securities - 23.1%

U.S. Government Agencies - 4.9%
   Federal Home Loan Mortgage Corp.,
    7.00%, 03/15/2010                $     1,575       1,685
   Federal National Mortgage
    Association,
    6.375%, 10/15/2002                       480         486
                                                  -----------
                                                       2,171

U.S. Treasury Securities - 18.2%
   U.S. Treasury Bond
    6.125%, 08/15/2029                     1,515       1,651
   U.S. Treasury Notes
    6.375%, 06/30/2002                     1,205       1,223
    6.00%, 08/15/2009                      4,830       5,098
                                                  -----------
                                                       6,321
                                                  -----------

    Total U.S. Government Securities
      (cost $9,532)                                   10,143
                                                  -----------


                     See notes to the financial statements.

                            JNL/Janus Balanced Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------


Short Term Investments - 18.6%

U.S. Government Agency - 18.4%
   Federal Home Loan Mortgage Corp.,
    5.70%, 01/02/2001                $     8,100   $   8,099

Money Market Fund - 0.2%
   Dreyfus Cash Management
    Plus,        6.52% (b)                    90          90
                                                  -----------

     Total Short Term Investments
       (cost $8,189)                                   8,189
                                                  -----------

Total Investments - 100%
   (cost $43,989)                                  $  43,925
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(c)  Convertible security.

Based on the cost of investments of $44,079 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,388, the gross unrealized depreciation was $2,542 and the net unrealized depreciation on investments was $154.

                     See notes to the financial statements.

                         JNL/Janus Capital Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000



                                        Shares
                                        or
                                        Principal      Market
                                        Amount         Value
--------------------------------------------------------------------------------

 Common Stocks - 95.6%

 Advertising - 1.6%
    Lamar Advertising Co. (a)                 207  $     7,994

 Biotechnology - 9.9%
    CuraGen Corp. (a)                          24          664
    Human Genome Sciences Inc. (a)            313       21,698
    Maxygen Inc. (a)                           61        1,505
    Millennium Pharmaceuticals Inc. (a)       406       25,128
                                                   ------------
                                                        48,995

 Commercial Services - 9.2%
    Apollo Group Inc. (a)                     237       11,676
    Paychex Inc.                              685       33,327
                                                   ------------
                                                        45,003

 Computers - 1.4%
    Brocade Communications Systems             57        5,275
    Inc. (a)
    StorageNetworks Inc. (a) (c)               70        1,741
                                                   ------------
                                                         7,016

 Diversified Financial Services -
 0.3%
    E*TRADE Group Inc. (a)                    217        1,603

 Electric - 5.2%
    The AES Corp. (a)                         461       25,545

 Electronics - 0.5%
    Viasystems Group Inc. (a)                 280        2,326

 Healthcare - 0.8%
    MiniMed Inc. (a)                           93        3,916

 Internet - 10.3%
    eBay Inc. (a)                             117        3,873
    Exodus Communications Inc. (a)            869       17,384
    Inktomi Corp. (a)                         106        1,898
    TMP Worldwide Inc. (a)                    178        9,784
    VeriSign Inc. (a)                         243       18,001
                                                   ------------
                                                        50,940

 Media - 6.1%
    Clear Channel Communications              189        9,132
    Inc. (a)
    Cox Radio Inc. (a)                        120        2,716
    Entercom Communications Corp. (a)          88        3,020
    Hispanic Broadcasting Corp. (a)           258        6,574
    Radio One Inc. (a)                         34          365
    Radio One Inc. - Class D (a)              170        1,870
    Sirius Satellite Radio Inc. (a)            76        2,274
    Univision Communications Inc. (a)         103        4,218
                                                   ------------
                                                        30,169

 Oil & Gas Producers - 6.5%
    Anadarko Petroleum Corp.                  307       21,848
    Apache Corp.                               36        2,492
    Barrett Resources Corp. (a)                13          724


                                        Shares
                                        or
                                        Principal      Market
                                        Amount         Value
 --------------------------------------------------------------

    Devon Energy Corp.                         40   $    2,440
    EOG Resources Inc.                         86        4,699
                                                   ------------
                                                        32,203

 Oil & Gas Services - 0.3%
    Hanover Compressor Co. (a)                 38        1,705

 Pharmaceuticals - 8.3%
    Abgenix Inc. (a)                          205       12,125
    Andrx Corp. (a)                            82        4,746
    Biovail Corp. (a)                          41        1,573
    Medarex Inc. (a)                          252       10,252
    MedImmune Inc. (a)                          3          149
    Sepracor Inc. (a)                         150       11,987
                                                   ------------
                                                        40,832

 Retail - 0.4%
    Walgreen Co.                               45        1,894

 Semiconductors - 11.9%
    Applied Micro Circuits Corp. (a)           96        7,185
    Cree Inc. (a)                             338       12,018
    Integrated Device Technology              222        7,348
    Inc. (a)
    Intersil Holdings Corp. (a)               246        5,651
    Triquint Semiconductor Inc. (a)           136        5,957
    Vitesse Semiconductor Inc. (a)            369       20,428
                                                   ------------
                                                        58,587

 Telecommunications - 5.3%
    AT&T Canada Inc. (a)                       91        2,657
    McLeodUSA Inc. (a)                        819       11,570
    Metromedia Fiber Network Inc. (a)         915        9,269
    Microcell Telecommunications
      Inc. (a)                                139        2,632
                                                   ------------
                                                        26,128

 Telecommunications Equipment - 6.7%
    ADC Telecommunications Inc. (a)           788       14,291
    Avanex Corp. (a)                           79        4,689
    ONI Systems Corp. (a)                      19          743
    SDL Inc. (a)                               91       13,473
                                                   ------------
                                                        33,196

 Wireless Telecommunications - 10.9%
    American Tower Corp. (a)                  494       18,725
    Crown Castle International Corp. (a)      557       15,072
    Powertel Inc. (a)                          95        5,906
    Voicestream Wireless Corp. (a)             45        4,487
    Western Wireless Corp. (a)                247        9,664
                                                   ------------
                                                        53,854
                                                   ------------

      Total Common Stocks
        (cost $557,573)                                471,906
                                                   ------------


                     See notes to the financial statements.

                         JNL/Janus Capital Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal      Market
                                        Amount         Value
 --------------------------------------------------------------

 Short Term Investments - 4.4%

 Commercial Paper - 4.4%
    CIT Group Holdings, 6.50%,        $    21,800   $   21,796
       01/02/2001

 Money Market Fund - 0.0%
    Dreyfus Cash Management
     Plus,        6.52% (b)                    25           25
                                                   ------------

      Total Short Term Investments
        (cost $21,821)                                  21,821
                                                   ------------

 Total Investments - 100%
    (cost $579,394)                                 $  493,727
                                                   ============



--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $811 at December 31, 2000.


Based on the cost of investments of $582,289 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $62,741, the gross unrealized depreciation was $151,303 and the net unrealized depreciation on investments was $88,562.

                     See notes to the financial statements.

                        JNL/Janus Global Equities Series

                     Schedule of Investments (in thousands)
                                December 31, 2000



                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 81.0%

Advertising - 0.4%
   WPP Group Plc                             225   $   2,928

Aerospace & Defense - 1.4%
   Boeing Co.                                146       9,668

Apparel - 0.8%
   NIKE Inc.                                  95       5,306

Auto Manufacturers - 0.6%
   Bayerische Motoren Werke (BMW) AG         126       4,133

Banks - 1.7%
   Banco Bilbao Vizcaya Argentaria SA        800      11,900

Beverages - 0.5%
   Interbrew (a)                              49       1,703
   LVMH Moet-Hennessy Louis Vuitton           26       1,704
                                                  -----------
                                                       3,407

Biotechnology - 0.6%
   Human Genome Sciences Inc. (a)             33       2,320
   Millennium Pharmaceuticals Inc. (a)         7         445
   Oxford GlycoSciences Plc (a)               63       1,415
                                                  -----------
                                                       4,180

Chemicals - 0.7%
   E.I. du Pont de Nemours                    45       2,237
   Praxair Inc.                               56       2,491
                                                  -----------
                                                       4,728

Commercial Services - 1.7%
   Capita Group Plc                           67         500
   Grananda Compass Plc (a)                  166       1,809
   Paychex Inc.                               31       1,500
   Securitas AB                              273       5,067
   Vivendi Universal                          43       2,810
                                                  -----------
                                                      11,686

Computers - 1.4%
   Atos SA (a) (b)                             9         658
   EMC Corp. (a)                             133       8,827
   Legend Holdings Ltd. (b)                  110          69
                                                  -----------
                                                       9,554

Cosmetics & Personal Care - 1.0%
   Colgate-Palmolive Co.                      31       1,981
   Estee Lauder Cos. Inc.                    117       5,139
                                                  -----------
                                                       7,120

Diversified Financial Services - 1.8%
   American Express Co.                       42       2,300
   Citigroup Inc.                            170       8,659
   Goldman Sachs Group Inc.                   10       1,121
                                                  -----------
                                                      12,080

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Electric - 0.0%
   The AES Corp. (a)                           2   $     105

Electrical Components &
 Equipment - 1.1%
   Furukawa Electric Co. Ltd.                412       7,197

Electronics - 2.3%
   Celestica Inc. (a)                         78       4,247
   Celestica Inc. (a)                          5         254
   Koninklijke Philips Electronics NV         15         552
   Koninklijke Philips Electronics
    NV -     NY Shares                        69       2,515
   NEC Corp.                                 174       3,184
   Samsung Electronics                        21       2,592
   Sanmina Corp. (a)                          30       2,332
                                                  -----------
                                                      15,676

Food - 0.2%
   Unilever NV                                24       1,491

Hand & Machine Tools - 1.0%
   Schneider Electric SA                      90       6,566

Healthcare - 2.9%
   Guidant Corp. (a)                          65       3,486
   Hoya Corp.                                 23       1,692
   Johnson & Johnson                          35       3,635
   Medtronic Inc.                            119       7,183
   Synthes-Stratec Inc. (a) (b) (c)            5       3,525
                                                  -----------
                                                      19,521

Holding Companies - Diversified -
0.6%
   Citic Pacific Ltd.                     1,160        4,112

Home Furnishings - 1.3%
   SONY Corp.                                127       8,813

Insurance - 2.6%
   Aegon NV                                   90       3,721
   AXA                                        41       5,878
   Zurich Financial Services AG               14       8,316
                                                  -----------
                                                      17,915

Internet - 0.6%
   Check Point Software
    Technologies       Ltd. (a)               32       4,298

Manufacturing - 4.8%
   General Electric Co.                      372      17,811
   Honeywell International Inc.               58       2,738
   Tyco International Inc.                   220      12,228
                                                  -----------
                                                      32,777

Media - 6.4%
   AT&T - Liberty Media Group
    - Class A (a)                            179       2,430
   Clear Channel Communications Inc. (a)     106       5,120

                     See notes to the financial statements.

                        JNL/Janus Global Equities Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Comcast Corp. (a)                         161   $   6,726
   Grupo Televisa SA - GDR (a)               137       6,148
   Rogers Communications Inc. -
     Class B                                  25         423
   Shaw Communications Inc.                  167       3,900
   Television Broadcasts Ltd.                220       1,156
   Time Warner Inc.                          168       8,753
   Viacom Inc. - Class B (a)                  99       4,649
   Walt Disney Co.                            61       1,757
   Wolters Kluwer NV                          97       2,647
                                                  -----------
                                                      43,709

Metal Fabrication & Hardware - 1.1%
   Assa Abloy AB - Class B                   390       7,620

Oil & Gas Producers - 3.2%
   Petroleo Brasileiro SA - ADR (a)          148       3,726
   Petroleo Brasileiro SA - ADR              276       6,474
   Repsol YPF SA                             135       2,157
   Total Fina Elf SA                          61       9,129
                                                  -----------
                                                      21,486

Pharmaceuticals - 6.3%
   Abbott Laboratories                        33       1,606
   American Home Products Corp.               22       1,379
   AstraZeneca Group Plc                     111       5,581
   Aventis SA                                 22       1,970
   Bristol-Myers Squibb Co.                   45       3,299
   Pfizer Inc.                               207       9,524
   Pharmacia Corp.                            73       4,460
   Roche Holdings AG                           1       5,206
   Sepracor Inc. (a)                          18       1,416
   Serono SA - Class B                         2       2,115
   Takeda Chemical Industries Ltd.            85       5,032
   Yamanouchi Pharmaceutical Co. Ltd.         29       1,254
                                                  -----------
                                                      42,842

Retail - 2.7%
   Gap Inc.                                  372       9,479
   Wal-Mart Stores Inc.                      173       9,172
                                                  -----------
                                                      18,651

Semiconductors - 3.6%
   Lattice Semiconductor Corp. (a)           105       1,935
   Linear Technology Corp.                    28       1,298
   PMC-Sierra Inc. (a)                         7         586
   Rohm Co. Ltd.                               9       1,672
   STMicroelectronics NV (b)                  79       3,447
   STMicroelectronics NV - NY Shares (b)     210       8,997
   Texas Instruments Inc.                    138       6,556
                                                  -----------
                                                      24,491

Software - 1.5%
   Dimension Data Holdings Plc (a)         1,215       8,200
   Sage Group Plc                            469       2,149
                                                  -----------
                                                      10,349


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Telecommunications - 6.2%
   Amdocs Ltd. (a)                          149    $   9,845
   Colt Telecom Group Plc (a)               247        5,319
   Nippon Telegraph & Telephone Corp.         -          540
   SK Telecom Co. Ltd. - ADR                 57        1,353
   Telecomunicacoes Brasileiras SA - ADR     40        2,932
   Telefonica SA (a)                        294        4,862
   Telefonica SA - ADR (a)                   30        1,481
   Telefonos de Mexico SA - ADR             330       14,894
   VersaTel Telecom International NV (a)     70          624
                                                  -----------
                                                      41,850

Telecommunications Equipment - 13.6%
   Alcatel                                   73        4,152
   Cisco Systems Inc. (a)                   559       21,376
   Comverse Technology Inc. (a)              55        6,016
   Corning Inc.                              64        3,362
   JDS Uniphase Corp. (a)                    73        3,040
   Nokia Corp. - ADR                        411       17,898
   Nokia Oyj                                474       21,145
   Nortel Networks Corp.                     93        2,997
   SDL Inc. (a)                              11        1,699
   Telefonaktiebolaget LM Ericsson -
     Class B                                617        7,026
   Telefonaktiebolaget LM Ericsson -
     ADR                                    325        3,637
                                                  -----------
                                                      92,348

Wireless Telecommunications - 6.4%
   China Mobile (Hong Kong) Ltd. (a)        472       12,810
   China Telecom (Hong Kong) Ltd. (a)        96          524
   NTT DoCoMo Inc.                            1       18,786
   Vodafone AirTouch Plc                  2,077        7,615
   Vodafone Group Plc - ADR (b)             108        3,856
                                                  -----------
                                                      43,591
                                                  -----------

     Total Common Stocks
       (cost $509,033)                               552,098
                                                  -----------

Preferred Stocks - 1.2%

Auto Manufacturers - 0.6%
   Porsche AG                                 1        3,932

Diversified Financial Services - 0.6%
   Marschollek Lautenschlaeger
    und     Partner AG                       36        3,990
                                                  -----------

     Total Preferred Stocks
       (cost $4,373)                                   7,922
                                                  -----------

Short Term Investments - 17.8%

Commercial Paper - 4.7%
   CIT Group Holdings, 6.50%,
    01/02/2001                       $   31,800       31,794


                     See notes to the financial statements.

                        JNL/Janus Global Equities Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

U.S. Government Agencies - 13.1%
   Federal Home Loan Bank
    6.36%, 01/17/2001                 $  15,000    $  14,957
    6.485%, 01/31/2001                   30,000       29,846
    6.36%, 02/15/2001                    15,000       14,881
   Federal Home Loan Mortgage Corp.
    6.38%, 01/04/2001                    10,000        9,995
    6.23%, 01/31/2001                    20,000       19,896
                                                  -----------
                                                      89,575
                                                  -----------

     Total Short Term Investments
       (cost $121,369)                               121,369
                                                  -----------

Total Investments - 100%
     (cost $634,775)                               $ 681,389
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) All or a portion of this security has been loaned. The total market value of securities loaned is $ 11,400 at December 31, 2000.
(c)  144a security. Certain conditions for public sale may exist.



Based on the cost of investments of $636,289 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $111,833, the gross unrealized depreciation was $66,733 and the net unrealized appreciation on investments was $45,100.




Summary of Investments by Country, December 31, 2000:

                                        % of Investment
  Country                                 Securities            Market Value
----------------------------------------------------------- --------------------
  Belgium                                           0.2%    $            1,703
  Brazil                                            1.9%                13,133
  Canada                                            1.7%                11,821
  Finland                                           5.7%                39,043
  France                                            5.3%                36,313
  Germany                                           1.8%                12,055
  Hong Kong                                         2.7%                18,671
  Israel                                            0.6%                 4,298
  Japan                                             7.1%                48,171
  Mexico                                            3.0%                21,042
  Netherlands                                       3.0%                20,545
  South Korea                                       0.6%                 3,945
  Spain                                             3.0%                20,400
  Sweden                                            3.4%                23,350
  Switzerland                                       2.9%                19,162
  United Kingdom                                    5.9%                39,372
  United States                                    51.2%               348,365
                                     ---------------------  --------------------
    Total                                         100.0%     $         681,389
                                     ====================== ====================


                     See notes to the financial statements.

                        JNL/Janus Global Equities Series

                     Schedule of Investments (in thousands)

Forward Currency Contracts, Open at December 31, 2000:

         Currency             Settlement        Notional           Currency       Unrealized
      Purchased/Sold             Date            Amount              Value        Gain (Loss)
---------------------------- -------------- ------------------   --------------  --------------
  Canadian Dollar/U.S.
    Dollar                     05/07/01             700 CAD      $       467      $        1
  Canadian Dollar/U.S.
    Dollar                     08/10/01             200 CAD              134               2
  Swiss Franc/U.S. Dollar      03/22/01           2,900 CHF            1,802              27
  Swiss Franc/U.S. Dollar      04/27/01             100 CHF               62               1
  Euro/U.S. Dollar             01/26/01          16,600 EUR           15,600             897
  Euro/U.S. Dollar             03/22/01          16,800 EUR           15,820             973
  Euro/U.S. Dollar             04/05/01           2,600 EUR            2,450              77
  Euro/U.S. Dollar             04/27/01           2,100 EUR            1,980              23
  Euro/U.S. Dollar             05/07/01           8,800 EUR            8,299             189
  British Pound/U.S. Dollar    01/26/01           8,600 GBP           12,851             254
  British Pound/U.S. Dollar    03/22/01           1,500 GBP            2,243              92
  British Pound/U.S. Dollar    04/27/01           1,500 GBP            2,244               5
  Hong Kong Dollar/U.S.
    Dollar                     03/16/01         147,900 HKD           18,984             (19)
  Hong Kong Dollar/U.S.
    Dollar                     05/10/01          44,000 HKD            5,651               4
  Hong Kong Dollar/U.S.
    Dollar                     06/27/01           8,000 HKD            1,028               -
  Japanese Yen/U.S. Dollar     03/22/01       2,025,000 JPY           17,967            (758)
  Japanese Yen/U.S. Dollar     05/07/01         400,000 JPY            3,574            (213)
  Korean Won/U.S. Dollar       01/26/01         110,000 KRW               87               -
  Korean Won/U.S. Dollar       02/08/01         330,000 KRW              261             (14)
  Korean Won/U.S. Dollar       03/01/01         200,000 KRW              158              (7)
  U.S. Dollar/Canadian
    Dollar                     05/07/01          (1,100)CAD             (734)             15
  U.S. Dollar/Canadian
    Dollar                     08/10/01          (1,600)CAD           (1,068)            (31)
  U.S. Dollar/Swedish Krona    03/22/01          (5,900)CHF           (3,666)           (181)
  U.S. Dollar/Swedish Krona    04/27/01            (100)CHF              (62)             (4)
  U.S. Dollar/Euro             01/19/01          (5,000)EUR           (4,698)             28
  U.S. Dollar/Euro             01/26/01         (16,600)EUR          (15,600)           (454)
  U.S. Dollar/Euro             03/22/01         (16,800)EUR          (15,820)         (1,270)
  U.S. Dollar/Euro             04/05/01          (2,600)EUR           (2,450)            (44)
  U.S. Dollar/Euro             04/27/01         (12,650)EUR          (11,926)           (930)
  U.S. Dollar/Euro             05/07/01         (11,500)EUR          (10,846)           (826)
  U.S. Dollar/Euro             08/10/01          (4,200)EUR           (3,968)           (317)
  U.S. Dollar/British Pound    01/26/01          (8,600)GBP          (12,851)            (51)
  U.S. Dollar/British Pound    03/22/01          (3,400)GBP           (5,084)           (132)
  U.S. Dollar/British Pound    04/05/01          (4,200)GBP           (6,282)           (113)
  U.S. Dollar/British Pound    04/27/01          (1,500)GBP           (2,244)            (74)
  U.S. Dollar/British Pound    05/08/01            (300)GBP             (450)            (23)
  U.S. Dollar/Hong Kong
    Dollar                     03/16/01        (147,900)HKD          (18,984)             (1)
  U.S. Dollar/Hong Kong
    Dollar                     05/07/01         (87,500)HKD          (11,237)            (17)
  U.S. Dollar/Hong Kong
    Dollar                     05/10/01         (52,000)HKD           (6,678)            (17)
  U.S. Dollar/Hong Kong
    Dollar                     06/27/01         (38,200)HKD           (4,908)             (5)
  U.S. Dollar/Japanese Yen     01/19/01        (200,000)JPY           (1,757)            192
  U.S. Dollar/Japanese Yen     03/22/01      (2,025,000)JPY          (17,967)          1,794
  U.S. Dollar/Japanese Yen     04/05/01        (120,000)JPY           (1,067)             83
  U.S. Dollar/Japanese Yen     04/12/01        (905,000)JPY           (8,056)            471
  U.S. Dollar/Japanese Yen     04/27/01        (225,000)JPY           (2,008)             33
  U.S. Dollar/Japanese Yen     05/07/01          (1,370)JPY          (12,242)          1,121
  U.S. Dollar/Japanese Yen     08/10/01        (673,750)JPY           (6,072)            355
  U.S. Dollar/Korean Won       01/26/01        (110,000)KRW              (87)             11
  U.S. Dollar/Korean Won       02/08/01        (330,000)KRW             (261)             34
  U.S. Dollar/Korean Won       02/15/01        (458,000)KRW             (362)             47
  U.S. Dollar/Korean Won       02/22/01        (366,000)KRW             (289)             38
  U.S. Dollar/Korean Won       03/01/01        (480,000)KRW             (379)             48
  U.S. Dollar/Korean Won       03/08/01        (710,000)KRW             (561)             72
  U.S. Dollar/Korean Won       05/15/01      (1,300,000)KRW           (1,028)            136
                                                               ---------------- ---------------
     Total                                                      $    (80,030)   $      1,522
                                                               ================ ===============


                     See notes to the financial statements.

                        JNL/Janus Growth & Income Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Common Stocks - 64.5%

Aerospace & Defense - 0.6%
   Boeing Co.                                  2   $     133

Auto Manufacturers - 0.5%
   Bayerische Motoren Werke (BMW) AG           3         114

Banks - 1.2%
   Chase Manhattan Corp. (a)                   3         136
   U.S. Bancorp.                               5         134
                                                  -----------
                                                         270

Beverages - 0.7%
   Anheuser-Busch Cos. Inc.                    4         159

Chemicals - 1.2%
   E. I. du Pont de Nemours                    6         278

Commercial Services - 1.1%
   Paychex Inc.                                3         152
   Valassis Communications Inc. (a)            3         102
                                                  -----------
                                                         254

Computers - 3.3%
   Apple Computer Inc. (a)                     2          23
   EMC Corp. (a)                               8         541
   Sun Microsystems Inc. (a)                   6         155
   Veritas Software Corp. (a)                  1          45
                                                  -----------
                                                         764

Cosmetics & Personal Care - 1.4%
   Gillette Co.                                3         107
   Procter & Gamble Co.                        3         225
                                                  -----------
                                                         332

Diversified Financial Services - 5.7%
   American Express Co.                        1          60
   Charles Schwab Corp.                        5         133
   Citigroup Inc.                             16         829
   Household International Inc.                5         299
                                                  -----------
                                                       1,321

Electric - 0.1%
   Duke Energy Corp.                           -          25

Food - 0.2%
   WLR Foods Inc. (a)                          4          51

Healthcare - 0.7%
   Medtronic Inc.                              3         161

Holding Companies - Diversified -
0.5%
   Berkshire Hathaway Inc. - Class B           -         106
   (a)

Home Furnishings - 0.5%
   SONY Corp.                                  2         111

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Insurance - 4.5%
   American General Corp.                     4    $     318
   American International Group Inc.          3          275
   John Hancock Financial Services            5          195
   Inc.
   Marsh & McLennan Cos. Inc.                 2          264
                                                  -----------
                                                       1,052

Internet - 1.1%
   Inktomi Corp. (a)                          1           25
   Macromedia Inc. (a)                        1           36
   VeriSign Inc. (a)                          3          203
                                                  -----------
                                                         264

Leisure Time - 1.1%
   Harley-Davidson Inc.                       3          103
   Royal Caribbean Cruises Ltd.               6          155
                                                  -----------
                                                         258
Lodging - 0.6%
   Park Place Entertainment Corp. (a)        12          143

Manufacturing - 3.6%
   General Electric Co.                      11          531
   Honeywell International Inc.               5          255
   Minnesota Mining and
     Manufacturing Co.                        -           50
                                                  -----------
                                                         836

Media - 8.1%
   AT&T -  Liberty Media Group -
     Class A (a)                             35          475
   Comcast Corp. (a)                         15          607
   Infinity Broadcasting Corp. (a)            6          171
   Time Warner Inc.                           8          415
   Viacom Inc. - Class B (a)                  4          181
   Walt Disney Co.                            1           32
                                                  -----------
                                                       1,881

Oil & Gas Producers - 4.1%
   Burlington Resources Inc.                  6          278
   Coastal Corp.                              2          215
   Conoco Inc. - Class A                      2           59
   Enron Mobil Corp.                          5          407
                                                  -----------
                                                         959

Pharmaceuticals - 4.0%
   Allergan Inc.                              1           93
   Bristol-Myers Squibb Co.                   6          415
   Celgene Corp. (a)                          -           16
   Eli Lilly and Co.                          2          179
   Pfizer Inc.                                5          228
                                                  -----------
                                                         931

Pipelines - 2.5%
   Enron Corp.                                6          508
   Kinder Morgan Inc.                         1           66
                                                  -----------
                                                         574

                     See notes to the financial statements.

                        JNL/Janus Growth & Income Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

Retail - 1.2%
   Gap Inc.                                   5    $     120
   Home Depot Inc.                            4          170
                                                  -----------
                                                         290

Semiconductors - 3.8%
   Advanced Micro Devices Inc. (a)            8          110
   Intel Corp.                                3           91
   Maxim Integrated Products Inc. (a)         5          255
   Texas Instruments Inc.                     9          434
                                                  -----------
                                                         890

Software - 0.4%
   Electronic Arts Inc. (a)                   2           83

Telecommunications - 4.3%
   Cox Communications Inc. (a)                 4         194
   McLeodUSA Inc. (a)                         21         300
   SBC Communications Inc.                     5         223
   Telefonica SA (a)                           8         125
   Verizon Communications                      3         155
                                                  -----------
                                                         997

Telecommunications Equipment - 6.2%
   Cisco Systems Inc. (a)                     11         410
   Corning Inc.                                4         211
   Nokia Corp. - ADR                          17         740
   Telefonaktiebolaget LM Ericsson -
     ADR                                       7          80
                                                  -----------
                                                       1,441

Toys & Hobbies - 0.5%
   Mattel Inc.                                 9         124

Wireless Telecommunications - 0.8%
   Nextel Communications Inc. (a)              4         100
   Sprint Corp. (PCS Group) (a)                4          82
                                                  -----------
                                                         182
                                                  -----------

     Total Common Stocks
       (cost $16,184)                                 14,984
                                                  -----------

Corporate Bonds -  5.5%

Auto Manufacturers - 0.2%
   DaimlerChrysler NA Holdings
    Corp., 6.67%, 02/15/2002          $       40   $      40

Banks - 0.2%
   Firstar Bank NA, 7.125%,                   50          51
   12/01/2009

Computers - 0.1%
   Sun Microsystems Inc., 7.50%,              35          36
      08/15/2006


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Diversified Financial Services - 2.7%
   Ford Motor Credit, 6.55%,          $       50   $      50
   09/15/2002
   General Electric Capital Corp.
    7.00%, 03/01/2002                        175         178
    6.52%, 10/08/2002                         45          46
    7.00%, 02/03/2003                        155         158
    6.75%, 09/11/2003                        130         132
    6.81%, 11/03/2003                         10          10
   Merrill Lynch & Co., 6.80%,                25          25
   11/03/2003
   Qwest Capital Funding, 7.75%,
    08/15/2006 (c)                            20          20
                                                  -----------
                                                         619

Electric - 0.7%
   Reliant Energy Inc. Zero-Premium
    Exchangeable Subordinated Notes
     2.31%, 09/15/29 (a)                       3         158

Food - 0.1%
   Safeway Stores, 7.00%, 09/15/2002          25          25

Oil & Gas Producers - 0.1%
   Devon Energy Corp., 3.814%,                45          22
    06/27/2020

Retail - 0.6%
   Wal-Mart Stores, 6.875%,                  140         142
   08/01/2002

Telecommunications - 0.3%
   Centurytel Inc., 8.375%,                   30          32
   10/15/2010
   NTL Inc., 5.75%, 12/15/2009 (c)            65          31
                                                   ----------
                                                          63

Telecommunications Equipment - 0.3%
   Corning Inc., 2.271%, 11/08/2015           90          64

Toys & Hobbies - 0.2%
   Mattel Inc.
    6.00%, 07/15/2003                         20          19
    6.125%, 07/15/2005                        34          30
                                                  -----------
                                                          49
                                                  -----------

     Total Corporate Bonds
       (cost $1,346)                                   1,269
                                                   ----------

Preferred Stock - 0.6%

Auto Manufacturers - 0.6%
   Porsche AG                                  -         130

Internet - 0.0%
   PSINet Inc., 7.00% (a)                      3           3
                                                  -----------

     Total Preferred Stock
       (cost $205)                                       133
                                                  -----------


                     See notes to the financial statements.

                        JNL/Janus Growth & Income Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal   Market
                                        Amount      Value
-------------------------------------------------------------

U.S. Government Securities - 3.3%

U.S. Treasury Notes - 3.3%
   6.125%, 08/31/2002                 $      390   $     395
   5.25%, 08/15/2003                         370         371
                                                  -----------

     Total  U.S. Government
     Securities
       (cost $754)                                       766
                                                  -----------

Short Term Investments - 26.1%

Money Market Fund - 0.3%
   Dreyfus Cash Management Plus,
    6.52% (b)                                 72          72

U.S. Government Agencies - 25.8%
   Federal National Mortgage Corp.,
    5.70%, 01/02/2001                      6,000       5,999
                                                  -----------

     Total Short Term Investments
       (cost $6,071)                                   6,071
                                                  -----------

Total Investments - 100%
   (cost $24,560)                                  $  23,223
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c)  144a security. Certain conditions for public sale may exist.


Based on the cost of investments of $24,673 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $1,200, the gross unrealized depreciation was $2,650 and the net unrealized depreciation on investments was $1,450.

                     See notes to the financial statements.

                       JNL/PIMCO Total Return Bond Series

                     Schedule of Investments (in thousands)
                               December 31, 2000

                                       Shares or
                                       Principal   Market
                                       Amount      Value
-------------------------------------------------------------

Corporate Bonds - 31.7%

Aerospace & Defense - 0.5%
   Raytheon Co., 7.02%, 08/10/2001
    (e)                               $      200   $     200

Asset Backed Securities - 11.9%
   Advanta Mortgage Loan Trust
    6.81%, 05/25/2014 (e)                    117         117
    5.99%, 08/25/2029 (e)                    227         228
   AFC Mortgage Loan Asset Backed
    Notes, 6.965%, 07/25/2030 (e)            374         374
   Ameriquest Mortgage Securities
    Inc., 7.19%, 07/15/2030 (e)              376         376
   Bear Stearns Adjustable Rate
    Mortgage Trust
    7.497%, 11/25/2030 (e)                    99         100
    7.49%, 12/25/2030                        100         100
    7.50%, 12/29/2030                        100         100
   Conseco Finance Recreation
    Enthusiast Consumer Trust,
    7.56%, 02/24/2030 (e)                    154         157
   GE Capital Mortgage Services
    Inc., 6.00%, 07/25/2029 (e)              300         297
   Green Tree Financial Corp.,
    7.86%,     04/01/2031 (e)                300         303
   Irwin Low Balance Home Equity
    Loan Trust, 7.049%,
    06/25/2021 (e)                           175         175
   Morgan Stanley Capital I, 6.59%,
    10/03/2030 (e)                           271         275
   MSDW Credit Corp. Home Equity
    Loan, 6.91%, 09/25/2010 (e)              498         498
   Providian Gateway Master Trust,
    6.93%, 03/15/2007 (b) (e)                200         200
   Residential Funding Mortgage
    Securities I, 6.75%,
    06/25/2028 (e)                           300         294
   Salomon Brothers Mortgage
    Securities VII Series 2000 Class
     A, 7.60%,
     11/28/2030 (e)                           98          99
   Torrens Trust Series 2000 Class
    A, 6.695%, 07/15/2031 (e)                440         440
   Washington Mutual Series, 6.806%,
    07/26/2003 (b) (e)                        74          74
                                                  -----------
                                                       4,207

Auto Manufacturers - 1.4%
   DaimlerChrysler North American
    Holdings Inc., 6.90%,
    09/01/2004 (e)                           500         495

Banks - 5.1%
   Bank of America Corp.,
    6.20%, 08/15/2003  (e)                   200         199
   Bank One Corp.
    6.81%, 05/07/2002 (e)                    400         400
    8.25%, 06/15/2002 (e)                    200         205





                                      Shares or
                                      Principal    Market
                                      Amount       Value
-------------------------------------------------------------

   Banque Cent de Tunisie, 7.50%,
    08/06/2009 (b) (e)                $      300   $     286
   Old Kent Bank, 7.75%,
    08/15/2010 (e)                           500         518
   PNC Bank NA, 6.525%, 08/15/2002 (a)       200         200
                                                  -----------
                                                       1,808

Chemicals - 0.6%
   Dow Chemical Co., 8.04%,
      07/02/2005 (e)                         200         209

Commercial Services - 0.7%
   Cox Enterprises Inc., 6.625%,
    06/14/2002 (b) (e)                       250         250

Diversified Financial Services - 7.0%
   Donaldson Lufkin Jenrette,
    7.25%,      07/18/2003 (e)               100         100
   Ford Motor Credit Co.
    6.70%, 07/16/2004 (e)                    500         499
    7.174%, 07/18/2005 (e)                   300         299
   General Motors Acceptance Corp.
    6.336%, 04/29/2002 (e)                   200         200
    7.09%, 07/21/2004 (e)                    300         300
   Goldman Sachs Group LP, 7.80%,
    07/15/2002 (b) (e)                       115         118
   Heller Financial Inc.,
    6.448%,           02/05/2001 (e)         300         300
   Lehman Brothers Holdings Plc,
    6.41%, 09/03/2002 (e)                    200         200
   Merrill Lynch & Co. Inc., 6.626%,
    01/11/2002 (e)                           250         251
   Parker Hannifin Employee Stock
    Ownership Trust, 6.34%,
      07/15/2008 (b) (e)                     210         207
                                                  -----------
                                                       2,474

Healthcare - 0.9%
   Tenet Healthcare Corp., 7.875%,
    01/15/2003 (e)                           330         332

Insurance - 0.6%
   Allstate Corp., 6.75%,
    06/15/2003 (e)                           200         202

Machinery - 1.2%
   Caterpillar Financial Services
    Corp., 6.875%, 08/01/2004 (e)            400         405

Retail - 0.6%
   Sears Roebuck Acceptance Corp.,
    7.03%, 06/04/2003 (e)                    200         202

Telecommunications - 1.2%
   British Telecom Global Plc,
    8.125%, 12/15/2010 (e)                   100         101


                     See notes to the financial statements.

                       JNL/PIMCO Total Return Bond Series

                     Schedule of Investments (in thousands)

                                      Shares or
                                      Principal    Market
                                      Amount       Value
-------------------------------------------------------------

   US West Communications Inc.,
    5.65%, 11/01/2004 (e)             $      315   $
                                                  -----------
                                                      403
                                                  -----------

        Total Corporate Bonds
         (cost $11,171)                               11,187
                                                  -----------

Government Securities - 63.6%

Sovereign - 4.1%
   Republic of Brazil
    7.00%, 01/01/2001                         62          61
    7.375%, 04/15/2006 (e)                   264         247
   Republic of Germany
    5.25%, 01/04/2011 (e)                  1,100       1,064
    6.25%, 01/04/2024 (e)                     10          10
    6.50%, 07/04/2027 (e)                     40          43
    6.25%, 01/04/2030 (e)                     20          21
                                                  -----------
                                                       1,446

U.S. Government Agencies - 43.4%
   Federal Home Loan Bank,
    7.538%, 06/29/2018 (e) (f)               500         137
   Federal Home Loan Mortgage Corp.
    6.875%, 09/15/2010 (e)                   400         426
    7.00%, 05/15/2023 (e)                  1,358       1,323
    6.908%, 07/01/2027 (e)                    38          39
    7.145%, 11/15/2030 (e)                   500         501
    6.00%, TBA                               130         126
    7.00%, TBA                               100         100
   Federal National Mortgage
   Association
    7.435%, 09/01/2040 (e)                   595         603
    6.00%, TBA                               600         580
    8.50%, TBA                               300         308
   FHA- St. Regis Nursing Home
    7.50%, 03/01/2032 (d)                     27          27
    7.50%, 03/01/2032 (e)                    173         174
   Government National Mortgage
      Association
    7.00%, 01/25/2030                      1,450       1,456
    6.50%, TBA (d)                         6,200       6,133
    7.00%, TBA (d)                         2,150       2,159
    8.00%, TBA (d)                           200         205
   Government National Mortgage Association
   II
    6.375%, 02/20/2027                       133         134
    7.00%, 04/20/2030 (e)                    483         485
    6.50%, 05/20/2030 (e)                    294         295
   Small Business Administration,
    7.449%, 08/01/2010 (e)                   100         105
                                                  -----------
                                                      15,316

                                      Shares or
                                      Principal    Market
                                      Amount       Value
-------------------------------------------------------------

U.S. Treasury Securities - 16.0%
   U.S. Treasury Bonds
    9.25%, 02/15/2016                $       600  $      828
    8.875%, 02/15/2019                       200         275
    8.75%, 08/15/2020                        500         687
    8.125%, 05/15/2021                       100         131
    6.25%, 08/15/2023                        100         108
    6.00%, 02/15/2026                        100         105
   U.S. Treasury Inflation Index
   Notes
    3.625%, 07/15/2002 (c)                   435         435
    3.375%, 01/15/2007                       659         647
    3.625%, 04/15/2028                       108         106
    3.875%, 04/15/2029                       529         543
   U.S. Treasury Notes
    6.75%, 05/15/2005                      1,300       1,384
   U.S. Treasury Principal Strips
    5.735%, 02/15/2019                       200          72
    5.755%, 11/15/2021                     1,100         336
                                                  -----------
                                                       5,657
                                                  -----------

     Total Government Securities
         (cost $22,169)                               22,419
                                                  -----------

Municipal Bond - 0.5%
---------------------
   Houston Texas Airport Systems,
    5.00%, 07/01/2025                        200         189
                                                  -----------

         Total Municipal Bond
           (cost $176)                                   189
                                                  -----------

Short Term Investments - 4.3%

Money Market Funds - 4.2%
   Dreyfus Cash Management
    Plus,        6.52% (a)                 1,067       1,067
   Dreyfus Government Cash
    Management,     6.31% (a)                422         422
                                                  -----------
                                                       1,489

U.S. Treasury Security - 0.1%
   U.S. Treasury Bill, 5.67%,        $        15          15
    02/01/2001 (c)
                                                  -----------

     Total Short Term Investments
       (cost $1,504)                                   1,504
                                                  -----------

Total Investments -  100%
   (cost $35,019)                                     35,299
                                                  ===========

--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(b)  144a security. Certain conditions for public sale may exist.
(c) Security has been pledged to cover margin requirements for open futures contracts.
(d)  Investment purchased on a when-issued basis.
(e) Security pledged as collateral for investment purchased on a when-issued basis.
(f) Zero coupon security. Rate stated is the quoted yield as of December 31, 2000.

                     See notes to the financial statements.

                       JNL/PIMCO Total Return Bond Series

                     Schedule of Investments (in thousands)

GBP - British Pound

Based on the cost of investments of $35,025 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $378 the gross unrealized depreciation was $104 and the net unrealized appreciation on investments was $274.

                                                Principal    Market
                                                Amount       Value
--------------------------------------------------------------------------------

Investment Securities Sold Short

   U.S. Treasury Notes
    5.75%, 10/31/2002                   $        300        $  303
    5.25%, 08/15/2003                            100           100
    5.875%, 11/15/2004                           700           718
    6.75%, 05/15/2005                          2,400         2,555

   United Kingdom Gilt Bonds
    5.75%, 12/07/2009 GBP                        200           317
    6.25%, 11/25/2010 GBP                        100           165
    9.00%, 07/12/2011 GBP                        100           200
    9.00%, 08/06/2012 GBP                        100           204
                                                       -------------

     Total Investment Securities Sold
     Short
      (Proceeds $4,499)                                      4,562
                                                       =============


Schedule of Futures Contracts, December 31, 2000:
  Contracts
                                                         Unrealized
                                                       Appreciation/
                                                       (Depreciation)
---------------                                       -----------------
      23        Euro Bund Futures                     $          18
                   Expiration March 2001
      1         Eurodollar Futures
                  Expiration March 2001                           1
     (3)        Short Gilt Futures
                  Expiration March 2001                           -
     (2)        U.S. 2-Year Treasury Note Futures
                   Expiration March 2001                        (5)
     (7)        U.S. 5-Year Treasury Note Futures
                   Expiration March 2001                       (12)
      5         U.S. 10-Year Treasury Note Futures
                   Expiration March 2001                         11
                                                      -----------------
                                                      $          13
                                                      =================

Schedule of Options Written, December 31, 2000:
   Contracts

                                                                     Market
                                                                      Value
----------------                                                 ---------------
       7        U.S. 10-Year Treasury Note Future Call Option    $          (7)
                  Expiration March 2001, Exercise price $105
       7        U.S. 10-Year Treasury Note Future Put Option
                  Expiration March 2001, Exercise price $100                  -
                                                                 ---------------
                                                                  $         (7)
                                                                 ===============


                     See notes to the financial statements.

                       JNL/PIMCO Total Return Bond Series

                     Schedule of Investments (in thousands)


Summary of Written Call Options for the Year Ended December 31, 2000 (Premiums in thousands):

                                                                                     Number of
                                                                                     Contracts        Premiums
                                                                                   --------------- ----------------
Options outstanding at December 31, 1999                                                    17     $           10
  Options written during the period                                                    500,061                 22
  Options closed during the period                                                    (500,021)               (14)
  Options expired during the period                                                        (43)               (13)
                                                                                   --------------- ----------------
Options outstanding at December 31, 2000                                                    14     $            5
                                                                                   =============== ================


Summary of Swap Agreements, December 31, 2000:

                                                                                                      Unrealized
                                                                                       Notional      Appreciation/
                                                                                        Amount       (Depreciation)
                                                                                    --------------- -----------------
Bank of America
   Receive floating rate based on 3 month LIBOR and pay fixed rate equal to
7.039%, 11/15/21                                                                      $      320     $        (31)
Goldman Sachs Co.
   Receive floating rate based on 6 month LIBOR and pay fixed rate equal to                   40
6.175%, 05/22/30                                                                                               (2)
   Receive On-The-Run 30-year Swap spread and pay a fixed spread equal to 1.112%,            200
02/16/2005                                                                                                     (1)
J.P. Morgan
   Receive floating rate based on 6 month LIBOR and pay fixed rate equal to                   50
6.00%, 01/04/09                                                                                                (2)
   Receive  floating  rate based on 6 month  LIBOR less 0.54% and pay fixed rate equal to 6.25%,
      01/04/24                                                                                10                -
Morgan Stanley
   Receive  floating  rate based on 3 month  LIBOR less 0.59% and pay fixed rate equal to 6.01%,
      01/04/30                                                                                30               (1)
                                                                                                    -----------------
                                                                                                              (37)
                                                                                                    =================

Forward Currency Contracts, Open at December 31, 2000:

         Currency             Settlement       Notional        Currency        Unrealized
      Purchased/Sold             Date           Amount           Value         Gain (Loss)
---------------------------- -------------- ------------------------------- ----------------
  Euro/U.S. Dollar             02/13/01          12 EUR     $         11    $           1
  U.S. Dollar/Euro             02/13/01        (313)EUR             (294)             (25)
                                                           ---------------- ----------------
     Total                                                  $       (283)   $         (24)
                                                           ================ ================

                     See notes to the financial statements.

                            JNL/Putnam Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or          Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 95.3%

Advertising - 0.5%
   Omnicom Group Inc.                         30   $   2,511

Airlines - 0.1%
   Southwest Airlines Co.                     13         426

Banks - 3.5%
   Bank of New York Co. Inc.                  37       2,064
   Comerica Inc.                              10         570
   Fifth Third Bancorp                       122       7,281
   Firstar Corp.                             128       2,985
   Northern Trust Corp.                       24       1,941
   State Street Corp.                         15       1,888
                                                  -----------
                                                      16,729

Beverages - 2.0%
   Anheuser-Busch Cos. Inc.                   80       3,645
   PepsiCo Inc.                              123       6,096
                                                  -----------
                                                       9,741

Biotechnology - 1.1%
   Amgen Inc. (a)                             16       1,010
   Genetech Inc. (a)                          57       4,678
                                                  -----------
                                                       5,688

Commercial Services - 0.8%
   Paychex Inc.                               82       4,002

Computers - 5.8%
   Brocade Communications Systems             52       4,760
      Inc. (a)
   Electronic Data Systems Corp.              70       4,031
   EMC Corp. (a)                             171      11,358
   Sun Microsystems Inc. (a)                 132       3,666
   Veritas Software Corp. (a) (c)             55       4,790
                                                  -----------
                                                      28,605

Cosmetics & Personal Care - 1.5%
   Avon Products Inc.                         92       4,409
   Estee Lauder Cos. Inc.                     70       3,076
                                                  -----------
                                                       7,485

Diversified Financial Services -
10.8%
   American Express Co.                      134       7,351
   Capital One Financial Corp.                45       2,988
   Charles Schwab Corp.                      206       5,832
   Citigroup Inc.                            287      14,679
   Fannie Mae                                 83       7,235
   MBNA Corp.                                141       5,219
   Merrill Lynch & Co. Inc.                   71       4,841
   Morgan Stanley Dean Witter & Co.           70       5,579
                                                  -----------
                                                      53,724

Electric - 0.3%
   Entergy Corp.                              16         669
   FPL Group Inc.                             14       1,004
                                                  -----------

                                                       1,673

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Electronics - 1.0%
   Applera Corp. - Applied                    55   $   5,202
      Biosystems Group

Food - 2.7%
   Quaker Oats Co.                            63       6,174
   Ralston-Ralston Purina Group               56       1,463
   Sysco Corp.                               196       5,880
                                                  -----------
                                                      13,517

Healthcare - 3.6%
   Johnson & Johnson                          92       9,634
   Medtronic Inc.                              5         326
   UnitedHealth Group Inc.                   131       8,065
                                                  -----------
                                                      18,025

Insurance - 4.0%
   ACE Ltd.                                   23         985
   American International Group Inc.         157      15,484
   Cigna Corp.                                28       3,638
                                                  -----------
                                                      20,107

Internet - 1.8%
   America Online Inc. (a)                    88       3,048
   i2 Technologies Inc. (a)                   57       3,099
   VeriSign Inc. (a)                          36       2,664
                                                  -----------
                                                       8,811

Manufacturing - 10.4%
   General Electric Co.                      560      26,831
   Tyco International Ltd.                   449      24,914
                                                  -----------
                                                      51,745

Media - 2.8%
   AT&T - Liberty Media Group
    -           Class A (a)                  227       3,080
   Time Warner Inc.                           20       1,024
   Viacom Inc. - Class B (a)                 182       8,495
   Walt Disney Co.                            53       1,543
                                                  -----------
                                                      14,142

Oil & Gas Producers - 4.8%
   Anadarko Petroleum Corp.                   47       3,305
   Apache Corp.                               70       4,911
   Exxon Mobil Corp.                         120      10,389
   R & B Falcon Corp. (a)                     39         895
   Royal Dutch Petroleum Co. - NY             21       1,254
      Shares
   Transocean Sedco Forex Inc.                71       3,252
                                                  -----------
                                                      24,006

Oil & Gas Services - 1.1%
   Baker Hughes Inc.                         106       4,389
   Schlumberger Ltd.                          12         951
                                                  -----------
                                                       5,340

Pharmaceuticals - 12.0%
   Allergan Inc.                              71       6,854
   American Home Products Corp.              129       8,223


                     See notes to the financial statements.

                            JNL/Putnam Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

   Cardinal Health Inc.                       28   $  2,790
   Eli Lilly & Co.                            54      5,007
   Merck & Co. Inc.                          118     11,010
   Pfizer Inc.                               274     12,613
   Pharmacia Corp.                            98      5,972
   Schering-Plough Corp.                     126      7,134
                                                  -----------
                                                     59,603

Pipelines - 3.7%
   El Paso Energy Corp.                       80      5,694
   Enron Corp.                               154     12,826
                                                  -----------
                                                     18,520

Retail - 3.4%
   RadioShack Corp.                           80      3,404
   Wal-Mart Stores Inc.                      158      8,378
   Walgreen Co.                              118      4,946
                                                  -----------
                                                     16,728

Savings & Loans - 1.3%
   Washington Mutual Inc.                    119      6,325

Semiconductors - 1.5%
   Linear Technology Corp.                   110      5,074
   PMC-Sierra Inc. (a)                        32      2,547
                                                  -----------
                                                      7,621

Software - 5.5%
   Adobe Systems Inc.                         49      2,834
   BEA Systems Inc. (a)                       60      4,039
   Electronic Arts Inc. (a)                   57      2,442
   Microsoft Corp. (a)                       172      7,473
   Oracle Corp. (a)                          160      4,653
   Siebel Systems Inc. (a)                    84      5,691
                                                  -----------
                                                     27,132

Telecommunications - 2.0%
   Echostar Communications Corp. (a)          74      1,690
   General Motors Corp. - Class H (a)         72      1,663


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Qwest Communications International         48  $   1,952
   Inc. (a)
   SBC Communications Inc.                    93      4,455
                                                  -----------
                                                      9,760

Telecommunications Equipment - 6.3%
   Cisco Systems Inc. (a)                    375     14,328
   Comverse Technology Inc. (a) (c)           40      4,334
   Corning Inc.                               44      2,318
   Juniper Networks Inc. (a)                  18      2,320
   Network Appliance Inc. (a)                 50      3,180
   Qualcomm Inc. (a)                          59      4,857
                                                  -----------
                                                     31,337

Wireless Telecommunications - 1.0%
   Nextel Communications Inc. (a)             85      2,114
   Sprint Corp. (PCS Group) (a)              131      2,675
                                                  -----------
                                                      4,789
                                                  -----------

     Total Common Stocks
           (cost $445,976)                          473,294
                                                  -----------

Short Term Investments - 4.7%

Money Market Fund - 0.0%
   Dreyfus Cash Management
    Plus,        6.52% (b)                     1          1

Repurchase Agreement - 4.7%
    Repurchase agreement with J.P.
    Morgan, 6.40% (Collateralized
    by $23,360,000 Federal Home Loan
    Bank, 6.375%, due 11/15/2002,
    market value $23,839,680)
    acquired on 12/29/2000, due
    01/02/2001                        $   23,387     23,387
                                                  -----------

     Total Short Term Investments
       (cost $23,388)                                23,388
                                                  -----------

Total Investments - 100%
   (cost $469,364)                                $ 496,682
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $ 4,997 at December 31, 2000.

Based on the cost of investments of $470,299 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $76,637, the gross unrealized depreciation was $50,254 and the net unrealized appreciation on investments was $26,383.

                     See notes to the financial statements.

                     JNL/Putnam International Equity Series

                     Schedule of Investments (in thousands)

                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 94.0%

Advertising - 2.1%
   Aegis Group Plc                            78   $     161
   Asatsu-DK Inc.                              4          99
   Havas Advertising SA                       54         777
   Publicis Groupe                            16         531
   WPP Group Plc                              90       1,172
                                                  -----------
                                                       2,740

Aerospace & Defense - 0.2%
   BAE Systems Plc                            52         299

Apparel - 0.8%
   Gucci Group NV - NY Shares                 12       1,081

Auto Manufacturers - 1.7%
   Bayerische Motoren Werke (BMW) AG          49       1,609
   Honda Motor Co. Ltd.                       15         560
                                                  -----------
                                                       2,169

Banks - 6.6%
   Banca Commerciale Italiana                 20         137
   Banca Intesa Spa (d)                      256       1,231
   Banco Popular Espanol                      12         407
   Bank of Nova Scotia                        30         870
   Barclays Plc                                3         105
   Danske Bank A/S                             7         126
   DBS Group Holdings Ltd.                    48         543
   Dexia                                       2         392
   Hypo Vereinsbank                           13         732
   Julius Baer Holdings AG - Class B           -       1,368
   Oversea-Chinese Banking Corp. Ltd.         63         469
   Royal Bank of Scotland Group Plc           34         812
   Svenska Handelsbanken  AB - Class A        37         629
   Toronto-Dominion Bank                      26         741
                                                  -----------
                                                       8,562

Beverages - 0.3%
   Companhia de Bebidas das
    Americas                                  13         343
   Diageo Plc                                  6          63
                                                  -----------
                                                         406

Building Materials - 1.8%
   CRH Plc                                    72       1,347
   Lafarge SA                                 12       1,034
                                                  -----------
                                                       2,381

Chemicals - 2.7%
   Akzo Nobel NV                              38       2,049
   BOC Group Plc                              82       1,240
   Imperial Chemical Industries Plc           23         189
                                                  -----------
                                                       3,478

Commercial Services - 3.1%
   Granada Compass Plc (a)                   195       2,124
   Vivendi Universal                          30       1,946
                                                  -----------
                                                       4,070


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Computers - 0.7%
   Misys Plc                                  89   $     881

Cosmetics & Personal Care - 0.3%
   Shiseido Co. Ltd.                          36         402

Distribution & Wholesale - 0.3%
   Kidde Plc (a)                              46          49
   Sumitomo Corp.                             56         403
                                                  -----------
                                                         452

Diversified Financial Services - 3.0%
   Acom Co. Ltd.                               1          96
   Aiful Corp.                                 2         139
   Fortis (B)                                 16         511
   Fortis (NL) NV                             31         992
   Nikko Securities Co. Ltd.                 268       2,077
   Takefuji Corp.                              1          38
                                                  -----------
                                                       3,853

Electric - 2.1%
   Hongkong Electric Holdings Ltd.           123         452
   Iberdrola SA (d)                           42         532
   Korea Electric Power Corp. - ADR           57         583
   (d)
   ScottishPower Plc                         140       1,108
                                                  -----------
                                                       2,675

Electronics - 2.2%
   Chubb Plc (a)                              47         110
   Hon Hai Precision Industry Co.
      Ltd. -
    GDR (a) (d)                                9          94
   Koninklijke Philips Electronics NV         27         983
   Murata Manufacturing Co. Ltd.               2         223
   NEC Corp.                                  18         329
   Samsung Electronics                         9       1,073
   Venture Manufacturing (Singapore)
     Ltd.                                      7          48
                                                  -----------
                                                       2,860

Engineering & Construction - 0.1%
   Bouygues SA                                 3         131

Food - 3.6%
   Groupe Danone                               6         845
   Nestle SA                                   1       2,634
   Tesco Plc                                 284       1,157
                                                  -----------
                                                       4,636

Forest Products & Paper - 0.4%
   Stora Enso Oyj - Class R                   56         668

Gas - 0.1%
   Hong Kong & China Gas Co. Ltd.            132         194

Hand & Machine Tools - 0.4%
   Sandvik AB                                 28         685


                     See notes to the financial statements.

                     JNL/Putnam International Equity Series

                     Schedule of Investments (in thousands)


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Healthcare - 0.1%
   Smith & Nephew Plc                         16   $      74

Home Furnishings - 0.7%
   SONY Corp. (d)                             13         885

Insurance - 9.8%
   Aegon NV                                   15         624
   Allianz AG                                  4       1,419
   AMP Ltd.                                    5          52
   AXA                                         4         539
   ING Groep NV                               61       4,864
   Muenchener Rueckver AG                      5       1,638
   Sun Life Financial Services of
      Canada                                  42       1,122
   Swiss Reinurance                            -         822
   Zurich Financial Services AG                3       1,666
                                                 -----------
                                                      12,746

Investment Companies - 1.5%
   Investor AB - Class B                     127       1,893

Iron & Steel - 0.2%
   Pohang Iron & Steel Co. - ADR              15         241

Leisure Time - 0.2%
   EMI Group Plc                              26         216

Manufacturing - 0.6%
   Invensys Plc                              127         298
   Smiths Industries Plc                      38         458
                                                  -----------
                                                         756

Media - 4.6%
   Carlton Communications Plc                118       1,080
   EMAP Plc                                   22         275
   Fuji Television Network Inc.                -         725
   Granada Media Plc (a)                      19         119
   Grupo Televisa SA - GDR (a)                 9         419
   Mediaset SpA (d)                           28         329
   News Corp. Ltd. - ADR                      26         846
   Prosieben SAT.1 Media AG                    8         245
   Singapore Press Holdings Ltd.               6          89
   Societe Television Francaise 1             16         888
   United News & Media Plc                    36         455
   Wolters Kluwer NV                          18         479
                                                  -----------
                                                       5,949

Metal Fabrication & Hardware - 0.1%
   Rio Tinto Ltd.                              7         108

Mining - 0.3%
   Rio Tinto Plc                              21         367

Oil & Gas Producers - 12.2%
   BP Amoco Plc                              268       2,159
   ENI SpA (d)                               450       2,876
   Petroleo Basileiro SA - ADR (a)            21         519

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Shell Transport & Trading Co.             496   $   4,068
   Suncor Energy Inc.                         21         537
   Total Fina Elf SA                          38       5,707
                                                  -----------
                                                      15,866

Pharmaceuticals - 11.4%
   AstraZeneca Group Plc                      51       2,583
   Aventis SA                                 40       3,540
   Eisai Co. Ltd.                             23         806
   Elan Corp. Plc (a)                         19         928
   Fujisawa Pharmaceutical Co. Ltd. (d)       10         331
   GlaxoSmithKline Plc (a)                    41       1,168
   Sankyo Co. Ltd.                            18         441
   Sanofi-Synthelabo SA                       40       2,640
   Serono SA - Class B                         2       1,528
   Shionogi & Co. Ltd.                        10         204
   Takeda Chemical Industries Ltd.            12         710
                                                  -----------
                                                      14,879

Real Estate - 1.4%
   Cheung Kong Holdings Ltd.                 145       1,854

Retail - 2.7%
   Bulgari SpA                                18         222
   Cie. Financiere Richemont - A               1       1,455
   Units
   Fast Retailing Co. Ltd.                     1         255
   Metro AG                                   12         540
   The Swatch Group AG                         1         253
   The Swatch Group AG - Class B               1         768
                                                  -----------
                                                       3,493

Semiconductors - 0.5%
   ARM Holdings Plc (a)                       30         222
   Chartered Semiconductor (a)               167         457
                                                  -----------
                                                         679

Software - 1.0%
   SAP AG (d)                                  4         452
   SAP AG - Vorzug                             6         844
                                                  -----------
                                                       1,296

Telecommunications - 5.0%
   BCE Inc.                                   26         756
   BCE Inc.                                   27         771
   Cable & Wireless Plc                       68         912
   Korea Telecom Corp. - ADR                  17         527
   Nippon Telegraph & Telephone
      Corp.                                    -       2,465
   NTL Inc. (a)                                1          29
   Telefonica SA (a)                          46         761
   Telefonos de Mexico SA - ADR                8         359
                                                  -----------
                                                       6,580

Telecommunications Equipment - 3.7%
   Nokia Oyj                                  89       3,955
   Nortel Networks Corp.                      28         899
                                                  -----------
                                                       4,854

                     See notes to the financial statements.

                     JNL/Putnam International Equity Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Toys & Hobbies - 0.5%
   Nintendo Co. Ltd.                           4   $     614

Transportation - 0.4%
   Deutsche Post AG (a)                       23         491
   MTR Corp. (a)                              26          46
                                                  -----------
                                                         537

Wireless Telecommunications - 4.6%
   China Telecom (Hong Kong) Ltd. (a)        103         563
   NTT DoCoMo Inc.                             -         863
   Vodafone AirTouch Plc                   1,250       4,582
                                                  -----------
                                                       6,008
                                                  -----------

     Total Common Stocks
       (cost $123,728)                               122,518
                                                  -----------


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Short Term Investments - 6.0%

Money Market Fund - 0.0%
   Dreyfus Cash Management
    Plus,        6.52% (b)                     1   $       1

Repurchase Agreement - 6.0%
   Repurchase agreement with SBC
    Warburg Dillon Read, 6.40%
    (Collateralized  by $7,750,000
    Federal Home Loan
    Bank, 6.75%, due 02/15/2002,
    market value $8,029,683)
    acquired on
    12/29/2000, due 01/02/2001        $    7,863       7,863
                                                  -----------

     Total Short Term Investments
       (cost $7,864)                                   7,864
                                                  -----------

Total Investments - 100%
   (cost $131,592)                                 $ 130,382
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(c)  144a security. Certain conditions for public sale may exist.
(d) All or a portion of this security has been loaned. The total market value of securities loaned is $3,820 at December 2000.


Based on the cost of investments of $132,575 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $12,248, the gross unrealized depreciation was $14,441 and the net unrealized depreciation on investments was $2,193.

                     JNL/Putnam International Equity Series

                     Schedule of Investments (in thousands)


Summary of Investments by Country, December 31, 2000:

                                       % of Investment
  Country                                 Securities         Market Value
-----------------------------------------------------------------------------
  Australia                                       0.8%    $           1,006
  Belgium                                         0.7%                  904
  Brazil                                          0.7%                  862
  Canada                                          4.4%                5,698
  Denmark                                         0.1%                  126
  Finland                                         3.5%                4,623
  France                                         14.2%               18,577
  Germany                                         6.1%                7,972
  Hong Kong                                       2.4%                3,109
  Ireland                                         1.7%                2,275
  Italy                                           3.7%                4,794
  Japan                                           9.7%               12,664
  Mexico                                          0.6%                  778
  Netherlands                                     8.5%               11,072
  Singapore                                       1.2%                1,603
  South Korea                                     1.9%                2,424
  Spain                                           1.3%                1,700
  Sweden                                          2.5%                3,207
  Switzerland                                     8.0%               10,493
  Taiwan                                          0.1%                   94
  United Kingdom                                 21.9%               28,508
  United States                                   6.0%                7,893
                                     ----------------------------------------
    Total                                       100.0%    $         130,382
                                     ========================================


                     See notes to the financial statements.

                         JNL/Putnam Midcap Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 96.0%

Advertising - 1.0%
   Catalina Marketing Corp. (a)                6   $     249
   Lamar Advertising Co. (a)                   6         239
                                                  -----------
                                                         488

Banks - 6.8%
   Investors Financial Services Corp.          3         257
   M&T Bank Corp.                             15       1,034
   National Commerce Bancorp.                 22         545
   North Fork Bancorp. Inc.                   18         452
   Zions Bancorp.                             15         905
                                                  -----------
                                                       3,193

Biotechnology - 4.1%
   IDEC Pharmaceutical Corp. (a)               4         758
   Inhale Therapeutic Systems Inc. (a)         8         384
   Millennium Pharmaceutical Inc. (a)         13         792
                                                  -----------
                                                       1,934

Commercial Services - 4.9%
   Convergys Corp. (a)                        16         733
   DiamondCluster International Inc. (a)       6         183
   Ecolab Inc.                                17         739
   Idexx Laboratories Inc. (a)                 9         196
   Moody's Corp.                              18         465
                                                  -----------
                                                       2,316

Computers - 1.5%
   Brocade Communications Systems              3         293
      Inc. (a)
   Redback Networks Inc. (a)                   5         193
   SanDisk Corp. (a)                           8         214
                                                  -----------
                                                         700

Cosmetics & Personal Care - 0.3%
   Estee Lauder Cos. Inc.                      3         131

Diversified Financial Services - 2.0%
   Investment Technology Group Inc. (a)        8         342
   Legg Mason Inc.                            11         616
                                                  -----------
                                                         958

Electric - 6.0%
   Calpine Corp. (a)                          12         554
   CMS Energy Corp.                           21         672
   Energy East Corp.                          18         360
   IPALCO Enterprises Inc.                    13         310
   Northeast Utilities                        14         337
   Potomac Electric Power Co.                  8         190
   Progress Energy Inc. (a)                    5           2
   Southern Energy Inc. (a)                   14         388
                                                  -----------
                                                       2,813

Electronics - 5.2%
   PerkinElmer Inc.                            8         830


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Symbol Technologies Inc.                   20   $     734
   Waters Corp. (a)                           11         885
                                                  -----------
                                                       2,449

Entertainment - 0.6%
   Macrovision Corp. (a)                       4         259

Healthcare - 4.4%
   Laboratory Corp. of America                 1         245
      Holdings (a)
   Quest Diagnostics Inc. (a)                  4         540
   Stryker Corp.                              11         572
   Trigon Healthcare Inc. (a)                  9         693
                                                  -----------
                                                       2,050

Home Furnishings - 0.7%
   Polycom Inc. (a)                           10         323

Insurance - 1.2%
   Everest Re Group Ltd.                       4         280
   Old Republic International Corp.            9         275
                                                  -----------
                                                         555

Internet - 2.5%
   Internet Security Systems Inc. (a)          3         220
   Openwave Systems Inc. (a)                   3         120
   Retek Inc. (a)                             12         287
   TMP Worldwide Inc. (a)                      3         170
   Vignette Corp. (a)                         11         198
   webMethods Inc. (a)                         2         187
                                                  -----------
                                                       1,182

Leisure Time - 0.8%
   Harley-Davidson Inc.                        9         370

Lodging - 0.7%
   Four Seasons Hotel Inc.                     5         317

Manufacturing - 1.1%
   Danaher Corp.                               7         506

Media - 3.3%
   Entercom Communications Corp. (a)           6         196
   Pegasus Communications Corp. (a)           11         278
   Primedia Inc. (a)                          14         168
   Radio One Inc. (a)                          6          63
   Radio One Inc. -  Class D (a)               8          85
   Spanish Broadcasting System Inc. (a)       10          50
   Univision Communications Inc. (a)          16         667
                                                  -----------
                                                       1,507

Oil & Gas Producers - 9.4%
   Coastal Corp.                               5         396
   Devon Energy Corp.                          8         476
   Global Marine Inc. (a)                     31         877
   Murphy Oil Corp.                            7         447
   Nabors Industries Inc. (a)                 12         722
   Noble Drilling Corp. (a)                   12         526

                     See notes to the financial statements.

                     JNL/Putnam International Equity Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Transocean Sedco Forex Inc.                12   $     534
   UTI Energy Corp. (a)                       13         434
                                                  -----------
                                                       4,412

Oil & Gas Services - 3.3%
   BJ Services Co. (a)                         8         538
   Cooper Cameron Corp. (a)                    3         218
   National-Oilwell Inc. (a)                   7         286
   Smith International Inc. (a)                7         492
                                                  -----------
                                                       1,534

Pharmaceuticals - 8.8%
   Allergan Inc.                               9         882
   Andrx Group (a)                             5         260
   Barr Laboratories Inc. (a)                  4         292
   Forest Laboratories Inc. (a)                4         518
   Gilead Sciences Inc. (a)                    7         547
   IVAX Corp. (a)                             14         552
   MedImmune Inc. (a)                          9         424
   Sepracor Inc. (a)                           8         625
                                                  -----------
                                                       4,100

Pipelines - 2.3%
   Dynegy Inc. - Class A                      11         617
   El Paso Energy Corp.                        6         444
                                                  -----------
                                                       1,061

Real Estate - 0.3%
   Boston Properties Inc.                      3         148

Retail - 6.4%
   BJ's Wholesale Club Inc. (a)               15         568
   Darden Restaurants Inc.                    16         375
   Dollar Tree Stores Inc. (a)                 7         177
   Family Dollar Stores Inc.                  36         763
   Krispy Kreme Doughnuts Inc. (a)             2         191
   RadioShack Corp.                            -          13
   Starbucks Corp. (a)                         8         363
   Tiffany & Co.                              18         560
                                                  -----------
                                                       3,010

Savings & Loans - 1.8%
   Greenpoint Financial Corp.                 21         856

Semiconductors - 2.6%
   Atmel Corp. (a)                            40         468
   QLogic Corp. (a)                            2         131
   Vitesse Semiconductor Corp. (a)            11         608
                                                  -----------
                                                       1,207



                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Software - 6.7%
   Electronic Arts Inc. (a)                    2   $      98
   Fiserv Inc. (a)                            20         939
   Intuit Inc. (a)                             6         237
   Micromuse Inc. (a)                          3         199
   Peregrine Systems Inc. (a)                 26         512
   Rational Software Corp. (a)                19         732
   Research In Motion Ltd. (a)                 5         416
                                                  -----------
                                                       3,133

Telecommunications - 2.2%
   Allegiance Telecom Inc. (a)                 4          93
   International Game Technology (a)           4         211
   McLeodUSA Inc. (a)                         14         201
   Telephone & Data Systems Inc.               6         513
                                                  -----------
                                                       1,018

Telecommunications Equipment - 2.6%
   Comverse Technology Inc. (a)                5         587
   Emulex Corp. (a)                            3         248
   Finisar Corp. (a)                          14         397
                                                  -----------
                                                       1,232

Textiles - 1.9%
   Cintas Corp.                               17         883

Wireless Communications - 0.6%
   Crown Castle International Corp. (a)       11         287
                                                  -----------


     Total Common Stocks
       (cost $44,792)                                 44,932
                                                  -----------

Short Term Investments - 4.0%

Money Market Fund - 0.0%
   Dreyfus Cash Management
    Plus,  6.52% (b)                           1           1

Repurchase Agreement - 4.0%
   Repurchase agreement with SBC
    Warburg Dillon Read, 6.40%,
    (Collateralized  by $1,860,000
    Federal National
    Mortgage  Association,  6.84%,
    due  07/18/2001,  market value
    $1,924,251) acquired on
    12/29/2000, due 01/02/2001             1,878       1,878
                                                  -----------

     Total Short Term Investments
       (cost $1,879)                                   1,879
                                                  -----------

Total Investments - 100%
   (cost $46,671)                                  $  46,811
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.

Based on the cost of investments of $47,053 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $4,675, the gross unrealized depreciation was $4,917 and the net unrealized depreciation on investments was $242.

                     See notes to the financial statements.

                         JNL/Putnam Value Equity Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                       Shares
                                       or           Market
                                       Principal     Value
                                        Amount
--------------------------------------------------------------

Common Stocks - 94.2%

Aerospace & Defense - 0.8%
   Boeing Co.                                 32    $   2,092
   United Technologies Corp.                  15        1,164
                                                   -----------
                                                        3,256

Banks - 11.5%
   Bank of America Corp.                     174        7,982
   Bank of New York Co. Inc.                  49        2,682
   Bank One Corp.                            145        5,325
   Chase Manhattan Corp. (a)                  41        1,867
   Comerica Inc.                              93        5,540
   First Union Corp.                          41        1,129
   Firstar Corp.                             212        4,931
   Fleet Boston Financial Corp.              152        5,710
   Wells Fargo Co.                           144        8,025
   Zions Bancorp.                             86        5,351
                                                   -----------
                                                       48,542

Beverages - 4.1%
   Coca-Cola Co.                             138        8,379
   Coca-Cola Enterprises Inc.                115        2,181
   PepsiCo Inc.                              140        6,944
                                                   -----------
                                                       17,504

Chemicals - 1.6%
   Dow Chemical Co.                          110        4,029
   E.I. du Pont de Nemours                    56        2,691
                                                   -----------
                                                        6,720

Commercial Services - 0.5%
   Convergys Corp. (a)                        47        2,139

Computers - 3.9%
   Dell Computer Corp. (a)                   180        3,146
   Electronic Data Systems Corp.              64        3,690
   Gateway Inc. (a)                           59        1,058
   International Business Machines
      Corp.                                   66        5,619
   Lexmark International Group Inc.(a)        66        2,911
                                                    ----------
                                                       16,424

Cosmetics & Personal Care - 0.5%
   Kimberly-Clark Corp.                       31        2,156

Diversified Financial Services - 6.4%
   American Express Co.                       41        2,236
   Citigroup Inc.                            162        8,276
   Fannie Mae                                125       10,870
   Goldman Sachs Group Inc. (c)               20        2,128
   Merrill Lynch & Co. Inc.                   53        3,641
                                                   -----------
                                                       27,151

Electric - 6.4%
   Cinergy Corp.                              83        2,919
   CMS Energy Corp.                          134        4,240
   Entergy Corp.                             124        5,226

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
--------------------------------------------------------------

   FirstEnergy Corp.                          70    $   2,218
   NiSource Inc.                              85        2,611
   Progress Energy Inc.                       65        3,196
   Reliant Energy Inc.                        95        4,128
   TXU Corp.                                  60        2,659
                                                   -----------
                                                       27,197

Electrical Components & Equipment - 1.1%
   Emerson Electric Co.                       61        4,815

Electronics - 0.1%
   Solectron Corp. (a)                        13         444

Environmental Control - 0.7%
   Waste Management Inc.                     102        2,817

Food - 0.8%
   Quaker Oats Co.                            34        3,340

Forest Products & Paper - 0.8%
   Boise Cascade Corp.                        42        1,426
   Weyerhaeuser Co.                           35        1,761
                                                   -----------
                                                        3,187

Healthcare - 4.1%
   Baxter International Inc.                  22        1,925
   Johnson & Johnson                          93        9,760
   McKesson HBOC Inc.                         30        1,080
   St. Jude Medical Inc. (a)                  68        4,160
                                                   -----------
                                                       16,925

Household Products - 0.7%
   Avery Dennison Corp.                       54        2,947

Insurance - 3.9%
   American General Corp.                     45        3,668
   American International Group Inc.          41        4,041
   Cigna Corp.                                52        6,853
   Jefferson-Pilot Corp.                      24        1,824
                                                   -----------
                                                       16,386

Machinery - 0.3%
   Caterpillar Inc.                           26        1,211


Manufacturing - 5.1%
   General Electric Co.                      229       10,983
   Honeywell International Inc.               33        1,542
   Tyco International Ltd.                   155        8,586
                                                   -----------
                                                       21,111

Media - 3.2%
   Adelphia Communications Corp.
      -  Class A (a)                          59        3,020
   Clear Channel Communications Inc. (a)      52        2,528
   Tribune Co. (c)                           108        4,559
   Walt Disney Co.                           102        2,940
                                                   -----------
                                                       13,047

                     See notes to the financial statements.

                         JNL/Putnam Value Equity Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal     Value
                                        Amount
--------------------------------------------------------------

Mining - 0.2%
   Alcoa Inc.                                 30    $   1,008

Oil & Gas Producers - 8.4%
   BP Amoco Plc - ADR                         61        2,930
   Conoco Inc. - Class A                      95        2,714
   Conoco Inc. - Class B                     121        3,501
   Exxon Mobil Corp.                         142       12,302
   Royal Dutch Petroleum Co. - NY            144        8,745
      Shares
   Tosco Corp.                                82        2,796
   Transocean Sedco Forex Inc.                54        2,484
                                                   -----------
                                                       35,472

Oil & Gas Services - 0.5%
   Schlumberger Ltd.                          25        2,034


Packaging & Containers - 0.2%
   Smurfit-Stone Container Corp. (a)          59          884

Pharmaceuticals - 6.2%
   American Home Products Corp.              100        6,342
   Bristol-Myers Squibb Co.                  141       10,410
   Merck & Co. Inc.                           73        6,872
   Pharmacia Corp.                            44        2,654
                                                   -----------
                                                       26,278

Pipelines - 1.3%
   El Paso Energy Corp.                       51        3,682
   Williams Cos. Inc.                         50        1,988
                                                   -----------
                                                        5,670

Real Estate - 0.5%
   Boston Properties Inc.                     51        2,210

Retail - 3.8%
   CVS Corp.                                  53        3,188
   Federated Department Stores Inc. (a)       68        2,363
   Lowe's Cos. Inc.                           68        3,008
   McDonald's Corp.                           95        3,227
   Sears Roebuck & Co.                        63        2,182
   Staples Inc. (a)                          174        2,053
                                                   -----------
                                                       16,021

Savings & Loans - 3.1%
   Charter One Financial Inc.                208        6,003
   Washington Mutual Inc.                    135        7,174
                                                   -----------
                                                       13,177

Semiconductors - 0.2%
   Intel Corp.                                31          932


                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
--------------------------------------------------------------

Software - 3.8%
   Automatic Data Processing Inc.             19    $   1,178
   BMC Software Inc. (a)                     171        2,397
   Computer Associates International         139        2,703
   Inc.
   Microsoft Corp. (a)                       137        5,973
   Parametric Technology Corp. (a)           297        3,990
                                                   -----------
                                                       16,241

Telecommunications - 5.7%
   Alltel Corp.                               68        4,226
   SBC Communications Inc.                   250       11,914
   Sprint Corp. (FON Group)                  111        2,255
   Verizon Communications                    117        5,865
                                                   -----------
                                                       24,260

Telecommunications Equipment - 0.6%
   Nortel Networks Corp.                      85        2,719

Tobacco - 1.7%
   Philip Morris Cos. Inc.                   168        7,379

Transportation - 0.6%
   Burlington Northern Santa Fe Corp.         85        2,409

Wireless Telecommunications - 0.9%
   AT&T Wireless Group (a)                   148        2,566
   Motorola Inc.                              56        1,132
                                                   -----------
                                                        3,698
                                                   -----------

     Total Common Stocks
           (cost $372,878)                            397,711
                                                   -----------

Warrants - 1.0%

   Intel Corp., Expiring 03/15/2001           30          808
   Microsoft Corp., Expiring                  21          789
      03/15/2001
   Pharmacia Corp., Expiring                  44        2,651
      06/15/2001
                                                   -----------

     Total Warrants
       (cost $4,242)                                    4,248
                                                   -----------

Short Term Investments - 4.8%

Money Market Fund - 0.0%
   Dreyfus Cash Management
    Plus,        6.52%  (b)                    2            2



                     See notes to the financial statements.

                         JNL/Putnam Value Equity Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
--------------------------------------------------------------


Repurchase Agreement - 4.8%
   Repurchase agreement with SBC
    Warburg Dillon Read, 6.40%
    (Collateralized  by  $20,510,000
    Federal  Home Loan  Mortgage,  6.25%,
    due 05/15/2029, market value
    $20,735,645) acquired on
    12/29/2000, due 01/02/2001       $    20,455   $   20,455
                                                   -----------

     Total Short Term Investments
       (cost $20,457)                                  20,457
                                                   -----------

Total Investments - 100%
   (cost $397,577)                                  $ 422,416
                                                   ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All of a portion of this security has been loaned. The total market value of securities loaned is $2,255 at December 31, 2000.


Based on the cost of investments of $399,223 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $60,238, the gross unrealized depreciation was $37,045 and the net unrealized appreciation on investments was $23,193.


                     See notes to the financial statements.

                         Lazard/JNL Mid Cap Value Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 93.5%

Advertising - 0.4%
   True North Communications                   2   $      68

Aerospace & Defense - 4.0%
   B.F. Goodrich Co.                           9         313
   Raytheon Co. - Class B                      4         121
   Titan Corp. (a)                            11         177
                                                  -----------
                                                         611

Auto Parts & Equipment - 1.5%
   Delphi Automotive Systems Corp.            21         234

Banks - 4.9%
   North Fork Bancorp. Inc.                   13         323
   SouthTrust Corp.                           11         439
                                                  -----------
                                                         762

Beverages - 2.3%
   Whitman Corp. (a)                          22         355


Biotechnology - 2.3%
   Biogen Inc. (a)                             4         216
   Genzyme Corp. General Division (a)          2         135
                                                  -----------
                                                         351

Chemicals - 3.3%
   Eastman Chemical Co.                        5         224
   PPG Industries Inc.                         6         287
                                                  -----------
                                                         511

Commercial Services - 3.5%
   Gartner Group Inc. - Class A (a)           41         286
   Gartner Group Inc. - Class B (a)            8          52
   Valassis Communications Inc. (a)            6         202
                                                  -----------
                                                         540

Computers - 7.3%
   Ceridian Corp. (a)                         13         253
   Diebold Inc.                                9         314
   Lexmark International Group Inc.            4         173
      (a)
   Maxtor Corp. (a)                           45         254
   NCR Corp. (a)                               3         138
                                                  -----------
                                                       1,132

Diversified Financial Services - 3.6%
   Capital One Financial Corp.                 4         250
   Stilwell Financial Inc.                     8         304
                                                  -----------
                                                         554

Electric - 9.5%
   Entergy Corp.                               7         305
   GPU Inc.                                    3          99



                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   NiSource Inc.                              12   $  378
   Southern Energy Inc. (a)                   11      312
   Utilicorp United Inc.                      12      369
                                                  -----------
                                                    1,463

Electronics - 3.6%
   Celestica Inc. (a)                          4      206
   Gentex Corp. (a)                            5      99
   Kemet Corp. (a)                            10      156
   SCI Systems Inc. (a)                        4      92
                                                  -----------
                                                      553

Food - 3.0%
   General Mills Inc.                          3      143
   Keebler Foods Co.                           3      108
   Quaker Oats Co.                             2      204
                                                  -----------
                                                      455

Forest Products & Paper - 1.5%
   Bowater Inc.                                4      237

Insurance - 4.6%
   ACE Ltd.                                    7      305
   AMBAC Financial Group Inc.                  5      289
   Everest Re Group Ltd.                       2      122
                                                  -----------
                                                      716

Investment Companies - 0.6%
   Allied Capital Corp.                        5       98

Leisure Time - 2.2%
   Sabre Holdings Corp. (a)                    8      345

Manufacturing - 4.1%
   SPX Corp. (a)                               2      227
   Textron Inc.                                9      400
                                                  -----------
                                                      627

Media - 4.7%
   Cablevision Systems Corp. (a)               1      110
   Fox Entertainment Group Inc. (a)           15      262
   New York Times Co.                          3      132
   USA Networks Inc. (a)                      12      231
                                                  -----------
                                                      735

Oil & Gas Producers - 5.5%
   Coastal Corp.                               3      283
   Devon Energy Corp.                          4      255
   USX-Marathon Group Inc.                    11      314
                                                  -----------
                                                      852

Oil & Gas Services - 5.1%
   Baker Hughes Inc.                           8      320
   Cooper Cameron Corp. (a)                    3      172
   Tidewater Inc.                              7      297
                                                  -----------
                                                      789

                     See notes to the financial statement.

                         Lazard/JNL Mid Cap Value Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Packaging & Containers - 0.8%
   Sealed Air Corp. (a)                        4   $     125

Pharmaceuticals - 1.5%
   King Pharmaceuticals Inc. (a)               5         238

Retail - 3.0%
   Blockbuster Inc.                           16         135
   Family Dollar Stores Inc.                   5          96
   Venator Group Inc. (a)                     15         234
                                                  -----------
                                                         465

Semiconductors - 1.7%
   Conexant Systems Inc. (a)                  17         261

Software - 4.8%
   Acxiom Corp. (a)                            6         241
   First Data Corp.                            3         142
   IMS Health Inc.                             8         219
   J.D. Edwards & Co. (a)                      8         148
                                                  -----------
                                                         750

Telecommunications Equipment - 3.4%
   Black Box Corp. (a)                         4         179
   Harris Corp.                               11         340
                                                  -----------
                                                         519

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Toys & Hobbies - 0.8%
   Hasbro Inc.                                12   $     123
                                                  -----------

     Total Common Stocks
       (cost $12,935)                                 14,469
                                                  -----------


Short Term Investments - 6.5%

Money Market Funds - 6.5%
   Dreyfus Cash Management
    Plus,        6.52% (b)                   770         770
   Dreyfus Government Cash
    Management, 6.31% (b)                    240         240
                                                  -----------

     Total Short Term Investments
       (cost $1,011)                                   1,011
                                                  -----------

Total Investments - 100%
   (cost $13,946)                                 $   15,480
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Dividend yield changes daily to reflect current market conditions. Rate is quoted yield as of December 31, 2000.


Based on the cost of investments of $13,980 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,351, the gross unrealized depreciation was $851 and the net unrealized appreciation on investments was $1,500.

                     See notes to the financial statements.

                        Lazard/JNL Small Cap Value Series

                     Schedule of Investments (in thousands)
                               December 31, 2000

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Common Stocks - 95.7%

Advertising - 1.3%
   R.H. Donnelley Corp. (a)                    7   $      168
   True North Communications                   1           21
                                                  -----------
                                                          189

Aerospace & Defense - 0.8%
   Titan Corp. (a)                             7          119

Airlines - 1.1%
   Alaska Air Group Inc. (a)                   6          164

Apparel - 0.6%
   Tommy Hilfiger Corp. (a)                   10           94

Auto Parts & Equipment - 1.0%
   Borg Warner Inc.                            4          140

Banks - 3.9%
   Chittenden Corp.                            5          136
   Cullen/Frost Bankers Inc.                   2           84
   Southwest Bancorp. of Texas Inc.            2           64
   (a)
   WestAmerica Bancorp.                        3          125
   Wilmington Trust Corp.                      3          168
                                                  -----------
                                                          577

Beverages - 1.6%
   Whitman Corp. (a)                          14          234

Building Materials - 0.9%
   Martin Marietta Materials Inc.              3          131

Chemicals - 0.6%
   Ferro Corp.                                 4           83

Commercial Services - 7.8%
   ACNielsen Corp. (a)                         7          265
   Banta Corp.                                 5          132
   CDI Corp. (a)                               3           44
   Gartner Group Inc. (a)                     17          114
   ITT Educational Services Inc. (a)           8          169
   MAXIMUS Inc. (a)                            5          168
   Profit Recovery Group
     International (a)                         8           52
   Spherion Corp. (a)                          4           41
   Valassis Communications Inc. (a)            5          161
                                                  -----------
                                                        1,146

Computers - 5.0%
   Affiliates Computer Services Inc.
      - Class A (a)                            1           73
   Diebold Inc.                                4          140
   Maxtor Corp. (a)                           17           96
   Mentor Graphics Corp. (a)                   9          244
   Micron Electronics Inc. (a)                 2            7
   RadiSys Corp. (a)                           4          114
   Storage Technology Corp. (a)                7           60
                                                  -----------
                                                          734


                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Distribution & Wholesale - 1.6%
   Brightpoint Inc.                           15   $       51
   Hughes Supply Inc.                          5           82
   Owens & Minor Inc.                          2           32
   United Stationers Inc. (a)                  3           82
                                                  -----------
                                                          247

Diversified Financial Services - 1.8%
   Heller Financial Inc.                       6          175
   WP Stewart & Co. Ltd. (a)                   4          101
                                                  -----------
                                                          276

Electric - 2.2%
   Avista Corp.                                4           74
   Orion Power Holdings Inc. (a)               5          116
   Sierra Pacific Resources                    8          133
                                                  -----------
                                                          323

 Electrical Components & Equipment - 0.3%
   Belden Inc.                                 2           41

Electronics - 3.2%
   Garmin Ltd. (a)                             5          105
   Gentex Corp. (a)                            4           69
   Kemet Corp. (a)                             3           45
   Sensormatic Electronics Corp. (a)          10          203
   Viasystems Group Inc. (a)                   6           48
                                                  -----------
                                                          470

Engineering & Construction - 1.3%
   Granite Construction Inc.                   3           75
   Insituform Technologies Inc. (a)            3          108
                                                  -----------
                                                          183

Environmental Control - 0.7%
   Tetra Tech Inc. (a)                         3          105

Food - 0.2%
   Wild Oats Markets Inc. (a)                  6           23

Forest Products & Paper - 0.6%
   Wausau-Mosinee Paper Corp.                  9           91

Hand & Machine Tools - 0.7%
   Regal-Beloit Corp.                          1           22
   Snap-On Inc.                                3           75
                                                  -----------
                                                           97

Healthcare - 6.8%
   Apria Healthcare Group Inc. (a)             3          101
   Inamed Group. (a)                           5          110
   Invacare Corp.                              7          247
   Manor Care Inc. (a)                         8          167
   Renal Care Group Inc. (a)                   7          178
   STERIS  Corp. (a)                           8          131
   Varian Medical Systems Inc. (a)             1           82
                                                  -----------
                                                        1,016


                     See notes to the financial statements.

                        Lazard/JNL Small Cap Value Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Home Builders - 1.3%
   Kaufman & Broad Home Corp.                  2  $        57
   Toll Brothers Inc. (a)                      3          135
                                                  -----------
                                                          192

Home Furnishings - 2.5%
   Ethan Allen Interiors Inc.                  1           47
   Furniture Brands International              8          171
   Inc. (a)
   Harman International Industries Inc.        4          146
                                                  -----------
                                                          364

Household Products - 0.5%
   Pennzoil-Quaker State Co.                   6           80

Insurance - 5.4%
   AmerUs Group Co.                            2           55
   Arthur J. Gallagher & Co.                   2          127
   Everest Re Group Ltd.                       3          244
   HCC Insurance Holdings Inc.                 4           94
   Radian Group Inc.                           2          167
   RenaissanceRe Holdings Ltd.                 1          102
                                                  -----------
                                                          789

Internet - 1.2%
   answerthink inc. (a)                       16           58
   Avocent Corp. (a)                           4          116
                                                  -----------
                                                          174

Investment Companies - 1.1%
   Applied Capital Corp.                       8          157

Leisure Time - 0.6%
   Bally Total Fitness Holding Corp.           2           81
   (a)

Lodging - 0.5%
   Prime Hospitality Corp. (a)                 6           67

Machinery - 0.5%
   JLG Industries Inc.                         7           70

Manufacturing - 2.0%
   Crane Co.                                   2           61
   Federal Signal Corp.                        5          106
   Pittson Brink's Group                       3           61
   Roper Industries Inc.                       2           66
                                                  -----------
                                                          294

Media - 1.7%
   Houghton Mifflin Co.                        3          120
   Pulitzer Inc.                               3          122
                                                  -----------
                                                          242

Oil & Gas Producers - 4.2%
   Barrett Resources Corp. (a)                 3          193
   Helmerich & Payne Inc.                      4          193
   Louis Dreyfus Natural Gas Corp. (a)         5          224
                                                  -----------
                                                          610


                                        Share
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Oil & Gas Services - 3.2%
   CoFlexip SA - ADR                           3  $       214
   Core Laboratories NV (a)                    9          248
                                                  -----------
                                                          462

Packaging & Containers - 1.0%
   Packaging Corp. of America (a)              9          152

Pharmaceuticals - 1.2%
   Dentsply International Inc.                 5          180

Real Estate - 4.6%
   Alexandria Real Estate Equities             3          108
   Inc.
   Catellus Development Corp. (a)              6          102
   Chateau Communities Inc.                    3          100
   Chelsea GCA Realty Inc. (a)                 2           59
   FelCor Lodging Trust Inc.                   6          148
   Kilroy Realty Corp.                         3           77
   Mack-Cali Realty Corp.                      3           80
                                                  -----------
                                                          674

Retail - 3.8%
   AnnTaylor Stores Corp. (a)                  2           57
   Blockbuster Inc.                           14          120
   Borders Group Inc. (a)                     11          131
   Pier 1 Imports Inc.                         2           23
   Ross Stores Inc.                            4           61
   Venator Group Inc. (a)                     10          161
                                                  -----------
                                                          553

Savings & Loans - 2.7%
   New York Community Bancorp. Inc.            6          221
   Richmond County Financial Corp.             1           26
   Staten Island Bancorp. Inc.                 7          141
                                                  -----------
                                                          388

Software - 6.3%
   Acxiom Corp. (a)                            7          268
   American Management Systems Inc. (a)        7          138
   ChoicePoint Inc. (a)                        1           59
   Dendrite International Inc. (a)             7          157
   J.D. Edwards & Co. (a)                      4           77
   National Data Corp.                         4          132
   Transactions Systems Architects
     Inc. (a)                                  8           89
                                                  -----------
                                                          920

Telecommunications - 0.9%
   West Corp. (a)                              5          127

Telecommunications Equipment - 3.7%
   Anixter International Inc. (a)              5           99
   ANTEC Corp. (a)                            10           81
   Black Box Corp. (a)                         4          174
   CommScope Inc. (a)                          6          103
   Computer Network Technology Corp. (a)       3           78
                                                  -----------
                                                          535


                     See notes to the financial statements.

                        Lazard/JNL Small Cap Value Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal     Market
                                        Amount        Value
-------------------------------------------------------------

Toys & Hobbies - 1.0%
   Hasbro Inc.                                13  $       139

Transportation - 1.3%
   CNF Transportation Inc.                     6          186

Wireless Telecommunications - 0.5%
   Allen Telecom Inc. (a)                      4           75
                                                  -----------

     Total Common Stocks
       (cost $12,659)                                  13,994
                                                  -----------


Short Term Investment - 4.3%
----------------------------

Money Market Fund - 4.3%
   Dreyfus Cash Management
    Plus,        6.52% (b)                   628   $      628
                                                  -----------

     Total Short Term Investment
       (cost $628)                                        628
                                                  -----------

Total Investments - 100%
     (cost $13,287)                               $    14,622
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.

Based on the cost of investments of $13,323 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,840, the gross unrealized depreciation was $1,541 and the net unrealized appreciation on investments was $1,299.

                     See notes to the financial statements.

                         PPM America/JNL Balanced Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Common Stocks - 54.1%

Aerospace & Defense - 1.5%
   Lockheed Martin Corp.                      36   $   1,229
   United Technologies Corp.                  14       1,085
                                                  -----------
                                                       2,314

Apparel - 2.1%
   Liz Claiborne Inc.                         30       1,253
   V.F. Corp.                                 57       2,076
                                                  -----------
                                                       3,329

Auto Manufacturers - 1.8%
   Ford Motor Co.                             67       1,577
   General Motors Corp.                       24       1,202
                                                  -----------
                                                       2,779

Auto Parts & Equipment - 2.3%
   Delphi Automotive Systems Corp.           143       1,614
   TRW Inc.                                   49       1,883
                                                  -----------
                                                       3,497

Banks - 4.3%
   Bank of America Corp.                      39       1,807
   Chase Manhattan Corp. (a)                  32       1,463
   KeyCorp                                    58       1,616
   SouthTrust Corp.                           44       1,770
                                                  -----------
                                                       6,656

Chemicals - 3.3%
   Ashland Inc.                               45       1,615
   PPG Industries Inc.                        37       1,723
   Rohm & Haas Co.                            50       1,816
                                                  -----------
                                                       5,154

Diversified Financial Services - 0.8%
   Franklin Resources Inc.                    32       1,223

Electric - 2.1%
   FirstEnergy Corp.                          53       1,663
   GPU Inc.                                   44       1,627
                                                  -----------
                                                       3,290

Electronics - 1.1%
   Parker Hannifin Corp.                      40       1,765

Forest Products & Paper - 1.0%
   Mead Corp.                                 48       1,490

Healthcare - 1.7%
   Aetna Inc. (a)                             32       1,314
   HCA-The Healthcare Co.                     29       1,272
                                                  -----------
                                                       2,586

Home Furnishings - 1.2%
   Maytag Corp.                               55       1,774

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Household Products - 1.2%
   Fortune Brands Inc.                        59   $   1,773

Insurance - 3.1%
   American Financial Group Inc.              28         754
   American General Corp.                     20       1,663
   Cigna Corp.                                10       1,283
   Hartford Financial Services Group Inc.     16       1,130
                                                  -----------
                                                       4,830

Iron & Steel - 1.2%
   Nucor Corp.                                45       1,774

Leisure Time - 0.8%
   Brunswick Corp.                            77       1,271

Manufacturing - 2.0%
   Cooper Industries Inc.                     38       1,750
   ITT Industries Inc.                        36       1,391
                                                  -----------
                                                       3,141

Media - 0.9%
   Gannett Co. Inc.                           21       1,350

Mining - 1.1%
   Phelps Dodge Corp.                         31       1,713

Oil & Gas Producers - 3.1%
   Chevron Corp.                              19       1,605
   Occidental Petroleum Corp.                 71       1,724
   Phillips Petroleum Co.                     27       1,507
                                                  -----------
                                                       4,836

Packaging & Containers - 0.6%
   Pactiv Corp. (a)                           71         876

Retail - 3.4%
   Federated Department Stores Inc. (a)       59       2,051
   Kmart Corp. (a)                           336       1,787
   Sears, Roebuck & Co.                       40       1,383
                                                  -----------
                                                       5,221

Savings & Loans - 3.3%
   Charter One Financial Inc.                 65       1,880
   Sovereign Bancorp Inc.                    163       1,321
   Washington Mutual Inc.                     35       1,831
                                                  -----------
                                                       5,032

Software - 2.0%
   Computer Associates International Inc.     79       1,546
   Compuware Corp. (a)                       250       1,560
                                                  -----------
                                                       3,106

Telecommunications - 4.8%
   BellSouth Corp.                            26       1,073
   CenturyTel Inc.                            47       1,662
   SBC Communications Inc.                    38       1,790


                     See notes to the financial statements.

                         PPM America/JNL Balanced Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

   Sprint Corp. (FON Group)                   56   $   1,144
   Verizon Communications                     34       1,679
                                                  -----------
                                                       7,348

Tobacco - 1.3%
   Philip Morris Cos. Inc.                    44       1,945

Transportation - 2.1%
   Burlington Northern Santa Fe               55       1,566
   Corp.
   CSX Corp.                                  64       1,668
                                                  -----------
                                                       3,234
                                                  -----------

     Total Common Stocks
       (cost $80,804)                                 83,307
                                                  -----------

Corporate Bonds - 11.0%

Aerospace & Defense - 0.7%
   Lockheed Martin Corp., 8.50%,
    12/01/2029                       $     1,000       1,136

Airlines - 0.6%
   Atlas Air Inc., 8.77%, 01/02/2011         904         928

Beverages - 0.7%
   Canadaigua Brands Inc.,
    8.625%,      08/01/2006 (e)            1,000       1,018

Commercial Services - 0.6%
   Aramark Services Inc., 7.00%,
    07/15/2006                             1,000         965

Distribution & Wholesale - 0.2%
   United Stationers Supply Co.,
      8.375%, 04/15/2008                     300         279

Diversified Financial Services - 2.1%
   Erac USA Finance Co., 6.75%,
    05/15/2009 (c)                         1,000         920
   Heller Financial Inc.,
    7.375%,     11/01/2009 (e)             1,000         996
   Nisource Finance Corp., 7.625%,
     11/15/2005 (c)                          700         728
   Qwest Capital Funding, 7.90%,
    08/15/2010 (c)                           700         718
                                                  -----------
                                                       3,362

Electric - 0.6%
   Southern Energy Inc., 7.90%,
    07/15/2009 (c) (e)                     1,000         992

Entertainment - 0.7%
   International Speedway Corp.,
      7.875%, 10/15/2004                   1,000       1,029

Food - 0.6%
   Nabisco Inc., 7.05%, 07/15/2007         1,000         969


                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

Forest Products & Paper - 0.0%
   Buckeye Cellulose Corp., 9.25%,
     09/15/2008                      $        15   $      14

Healthcare - 0.7%
   Tenet Healthcare Corp., 8.625%,
     01/15/2007                            1,000       1,024

Home Furnishings - 0.2%
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                       300         252

Lodging - 0.8%
   Harrah's Operating Co. Inc.,
    7.50%, 01/15/2009 (e)                  1,000         975
   MGM Grand Inc., 6.875%,
      02/06/2008                             300         281
                                                  -----------
                                                       1,256

Media - 0.9%
   British Sky Broadcasting Group
    Plc, 8.20%, 07/15/2009                 1,000         946
   FrontierVision Holdings LP,
    (Step-Up Bond), 11.875%,
    09/15/2007 (d)                           500         413
                                                  -----------
                                                       1,359

Packaging & Containers - 0.1%
   Stone Container Corp., 12.25%,
    04/01/2002                               116         116

Telecommunications - 0.2%
   AT&T Canada Inc., 12.00%,
    08/15/2007                               300         330

Tobacco - 0.6%
   Imperial Tobacco Overseas BV,
     7.125%, 04/01/2009                    1,000         945

Wireless Telecommunications - 0.7%
   Rogers Cantel Inc., 9.375%,
     06/01/2008                            1,000       1,030
                                                  -----------

     Total Corporate Bonds
       (cost $17,109)                                 17,004
                                                  -----------

U.S. Government Securities - 34.5%

U.S. Government Agencies - 20.8%
   Federal Home Loan Mortgage Corp.
    6.50%, 05/01/2001                        229         230
    6.00%, 07/01/2001                        198         197
    6.45%, 04/29/2009 (e)                  3,400       3,344
    7.50%, 11/01/2011                        401         408
    6.50%, 04/01/2012                        475         475
    7.00%, 01/01/2013                        587         593
    8.00%, 10/01/2024                        296         302
    7.50%, 11/01/2024                        320         324
    6.50%, 02/01/2027                        280         278
    7.50%, 03/01/2027                        338         342
    6.50%, 12/01/2027                        394         390
    7.00%, 09/01/2028                        378         378

                     See notes to the financial statements.

                         PPM America/JNL Balanced Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or
                                        Principal    Market
                                        Amount       Value
-------------------------------------------------------------

    7.00%, 11/01/2028                $       458   $     458
    7.50%, 02/01/2029                        345         350
    6.50%, 05/01/2029                        479         472
    6.50%, 12/01/2030                      1,127       1,111
   Federal National Mortgage
   Association
    7.10%, 10/18/2004 (e)                  3,400       3,432
    7.50%, 04/01/2012                        250         255
    5.50%, 01/01/2014                        676         658
    6.50%, 05/01/2014                        864         864
    7.50%, 10/01/2025                      1,188       1,209
    7.00%, 09/01/2027                        553         554
    6.50%, 08/01/2028                        565         558
    7.00%, 08/01/2028                        339         339
    7.00%, 08/01/2028                        531         532
    7.00%, 09/01/2028                        613         614
    6.50%, 10/01/2028                        432         426
    6.50%, 11/01/2028                        808         798
    6.50%, 12/01/2028                        566         558
    6.00%, 03/01/2029                        908         881
    7.50%, 05/01/2029                        668         677
    7.50%, 09/01/2029                      1,950       1,978
    7.25%, 05/15/2030                      2,100       2,394
    Government National Mortgage
      Association
    7.00%, 09/15/2013                        395         401
    6.00%, 04/15/2014                      1,061       1,054
    6.50%, 04/15/2026                        788         781
    7.50%, 07/15/2027                        262         266
    8.00%, 02/15/2028                        259         265
    7.00%, 05/15/2028                        328         329
    7.00%, 06/15/2028                        672         675
    7.50%, 04/15/2029                        759         771
    7.00%, 07/15/2029                      1,175       1,180
                                                  -----------
                                                      32,101

U.S. Treasury Securities - 13.7%
   U.S. Treasury Bonds
    6.25%, 08/15/2023 (e)                  2,400       2,584
    6.125%, 11/15/2027 (e)                 3,000       3,244

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

   U.S. Treasury Notes
    6.25%, 10/31/2001 (e)            $     3,500   $   3,518
    6.25%, 02/15/2003 (e)                  1,300       1,328
    5.50%, 02/28/2003 (e)                  2,100       2,114
    6.50%, 05/15/2005 (e)                  4,200       4,432
    5.875%, 11/15/2005 (e)                 3,145       3,252
   U.S. Treasury Strips
    Interest Strip, 7.875%,                  550         602
    11/15/2004 (e)
                                                  -----------
                                                      21,074
                                                  -----------

     Total U.S. Government Securities
       (cost $52,376)                                 53,175
                                                  -----------

Warrants - 0.0%

   AT&T Canada Inc., Expiring                  -          30
   08/15/2007
   Knology Holdings Inc., Expiring
     10/22/2007 (c)                            1           2
                                                  -----------

     Total Warrants
       (cost $0)                                          32
                                                  -----------

Short Term Investment - 0.4%

Money Market Fund - 0.4%
   Dreyfus Cash Management Plus,
    6.52% (b)                                628         628
                                                  -----------

     Total Short Term Investment
       (cost $628)                                       628
                                                  -----------

Total Investments - 100%
   (cost $150,917)                                 $ 154,146
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(c)  144a security. Certain conditions for public sale may exist.
(d) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(e) All or a portion of this security has been loaned. The total market value of securities loaned is $ 31,275 at December 31, 2000.


Based on the cost of investments of $151,596 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $13,038, the gross unrealized depreciation was $10,488 and the net unrealized appreciation on investments was $2,550.

                     See notes to the financial statements.

                     PPM America/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Corporate Bonds - 84.9%

Airlines - 1.5%
   Atlas Air Inc., 10.75%,            $    2,000   $   2,060
      08/01/2005

Auto Parts & Equipment - 1.2%
   Arvinmeritor Inc., 6.80%,               1,000         818
      02/15/2009
   Lear Corp., 7.96%, 05/15/2005           1,000         944
                                                 -----------
                                                       1,762

Beverages - 2.7%
   Canadaigua Brands Inc., 8.625%,
    08/01/2006 (d)                         2,000       2,035
   National Wine & Spirits Inc.,
      10.125%, 01/15/2009                  2,000       1,720
                                                 -----------
                                                       3,755

Building Materials - 1.3%
   Nortek Inc., 9.25%, 03/15/2007 (d)      2,000       1,825

Chemicals - 2.8%
   Georgia Gulf Corp., 10.375%,
    11/01/2007 (d)                         1,200       1,122
   Lyondell Chemical Co., 9.875%,
    05/01/2007                             1,500       1,454
   Methanex Corp., 7.40%, 08/15/2002       1,000         950
   PCI Chemicals Canada Inc., 9.25%,
    10/15/2007                             1,965         452
                                                 -----------
                                                       3,978

Commercial Services - 2.4%
   Iron Mountain Inc., 8.125%,
      05/15/2008 (d)                       2,000       1,900
   Trico Marine Services, 8.50%,
      08/01/2005                           1,600       1,522
                                                 -----------
                                                       3,422

Diversified Financial Services - 0.6%
   Kappa Beheer BV, 10.625%,
    07/15/2009                               800         816

Electric - 1.4%
   Southern Energy Inc., 7.90%,
    07/15/2009 (b) (d)                     2,000       1,985

Electronics - 1.0%
   Imax Corp., 7.875%, 12/01/2005          2,500       1,363

Entertainment - 3.4%
   Alliance Atlantis Communications
      Corp., 13.00%, 12/15/2009            2,065b      2,046
   Anchor Gaming, 9.875%,
    10/15/2008 (b)                         1,000       1,028
   Horseshoe Gaming Holdings Corp.,
    8.625%, 05/15/2009                     1,800       1,762
                                                 -----------
                                                       4,836

Environment Control - 1.3%
   Marsulex Inc., 9.625%, 07/01/2008       2,000       1,860


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Healthcare - 3.4%
   LifePoint Hospitals Holdings
      Inc., 10.75%,
    05/15/2009 (d)                    $    2,000   $   2,170
   Tenet Healthcare Corp.
    8.625%, 01/15/2007                     2,000       2,048
    8.125%, 12/01/2008                       500         505
                                                 -----------
                                                       4,723

Holding Companies - Diversified - 2.3%
   Elgar Holdings Inc., 9.875%,
    02/01/2008                             2,400       1,548
   Kansas City Southern Railway,
      9.50%, 10/01/2008 (b) (d)            1,000       1,025
   Knology Holdings Inc., (Step-Up
      Bond),
    11.875%, 10/15/2007 (c)                3,200         608
                                                 -----------
                                                       3,181

Home Builders - 2.3%
   D.R. Horton Inc., 10.50%,
      04/01/2005                           2,200       2,255
   Toll Corp., 8.00%, 05/01/2009           1,000         940
                                                 -----------
                                                       3,195

Home Funishings - 1.4%
   Windmere-Durable Holdings
      Inc., 10.00%, 07/31/2008             2,400       2,019

Internet - 0.4%
   PSINet Inc., 11.00%, 08/01/2009         2,000         565

Leisure Time - 1.3%
   Royal Caribbean Cruises, 6.75%,
    03/15/2008 (d)                         2,000       1,783

Lodging - 3.6%
   Harrah's Operating Co. Inc.,
      7.875%, 12/15/2005                     500         498
   Hollywood Casino Shreveport,
      13.00%, 08/01/2006                   1,600       1,704
   Jupiters Ltd., 8.50%, 03/01/2006        2,000       1,920
   Mandalay Resort Group, 9.50%,
    08/01/2008 (d)                         1,000         990
                                                 -----------
                                                       5,112

Machinery - 0.8%
   National Equipment Services Inc.,
      10.00%, 11/30/2004                   2,000       1,160

Media - 13.1%
   Adelphia Communications, 9.375%,
    11/15/2009 (d)                         2,000       1,760
   Advanstar Communications Inc.,
      9.25%, 05/01/2008                    1,000       1,011
   British Sky Broadcasting Group
      Plc,
    8.20%, 07/15/2009                      2,000       1,893
   CBS Radio Inc., 11.375%,
      01/15/2009                             569         603


                     See notes to the financial statements.

                     PPM America/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)

                                      Shares
                                      or            Market
                                      Principal     Value
                                      Amount
-------------------------------------------------------------

   Charter Communications Holdings,
    10.25%, 01/15/2010                $    2,725   $   1,581
    11.75%, 01/15/2010
      (Step-Up Bond) (c) (d)               1,000         974
   Echostar DBS Corp., 9.375%,
    02/01/2009                             2,000       1,940
   FrontierVision Holdings LP
    11.00%, 10/15/2006                       400         366
    11.875%, 09/15/2007 (Step-Up
    Bond) (c)                              1,300       1,073
   Gray Communications System Inc.,
    10.625%, 10/01/2006                    1,100      1,064
   Price Communications Wireless
      Inc.,
    9.125%, 12/15/2006                     1,000      1,013
   Primedia Inc., 8.50%, 02/01/2006 (d)    2,000      1,940
   Rogers Cablesystems Ltd.
    10.00%, 03/15/2005                     1,100      1,161
    10.00%, 12/01/2007                     1,000      1,050
   United Pan-Europe Communications
      NV,
    11.25%, 02/01/2010                     3,900       1,112
                                                 -----------
                                                      18,541

Office & Business Equipment - 1.0%
   General Binding Corp., 9.375%,
    06/01/2008                             2,000       1,460

Oil & Gas Producers - 3.7%
   Parker Drilling Co., 9.75%,
      11/15/2006                           2,000       2,010
   Pogo Producing Co., 8.75%,
    05/15/2007                             1,000         985
   R&B Falcon Corp., 9.50%,
      12/15/2008                           2,000       2,180
                                                 -----------
                                                       5,175

Packaging & Containers - 5.0%
   Four M Corp., 12.00%, 06/01/2006        2,000       1,920
   Packaging Corp. of America,
      9.625%, 04/01/2009                   1,000       1,033
   Riverwood International Corp.,
      10.625%, 08/01/2007                  2,000       2,000
   Stone Container Corp., 12.25%,
    04/01/2002                             1,319       1,324
   US Can Corp., 12.375%, 10/01/2008
      (b) (d)                                750         738
                                                 -----------
                                                       7,015

Real Estate - 1.4%
   Felcor Lodging, 9.50%, 09/15/2008       2,000       1,980

Retail - 3.4%
   APCOA Inc., 9.25%, 03/15/2008           1,500         495
   Buhrmann US Inc., 12.25%,
    11/01/2009                             1,850        1860
   Eye Care Centers of America,
      9.125%, 05/01/2008                   2,000         700
   Finlay Enterprises Inc., 9.00%,
    05/01/2008 (d)                        2,075        1,805
                                                 -----------
                                                       4,860

Savings & Loans - 0.8%
   Sovereign Bancorp, 10.50%,
    11/15/2006 (d)                        1,150        1,133


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Software - 0.6%
   Computer Associates
      International, 6.50%,
    04/15/2008                        $   1,000    $     876

Telecommunications - 10.5%
    AT&T Canada Inc.
    12.00%, 08/15/2007                     1,000         810
    9.95%, 06/15/2008 (Step-Up Bond)
    (c)                                      800         881
   Focal Communications Corp.,
      11.75%,
    01/15/2010                             2,025       1,377
   Global Crossing Holdings Ltd.,
      9.625%, 05/15/2008                   2,000       1,880
   Insight Midwest LP, 9.75%,
      10/01/2009 (d)                       2,000       1,985
   Intermedia Communications Inc.,
    (Step-Up Bond), 12.25%,
    03/01/2009 (c)                         2,750       1,100
   Level 3 Communications Inc.
    11.00%, 03/15/2008 (d)                 1,000         880
    9.125%, 05/01/2008 (d)                 1,250       1,008
   McLeodUSA Inc., 9.25%, 07/15/2007       2,000       1,830
   RCN Corp., 10.00%, 10/15/2007 (d)       2,000       1,100
   RSL Communications Plc, 9.875%,
    11/15/2009 (d)                         1,000          65
   Time Warner Telecom LLC, 9.75%,
    07/15/2008 (d)                         2,000       1,840
                                                 -----------
                                                      14,756

Telecommunications Equipment - 3.2%
   Metromedia Fiber Network Inc.,
      10.00%, 12/15/2009                   2,000       1,660
   NorthEast Optic Network Inc.,
      12.75%, 08/15/2008                   2,000         960
   Williams Communications Group
      Inc., 10.875%, 10/01/2009            2,500       1,863
                                                 -----------
                                                       4,483

Transportation - 1.9%
   GulfMark Offshore Inc., 8.75%,
    06/01/2008                             1,000         933
   Ultrapetrol (Bahamas) Ltd.,
      10.50%, 04/01/2008                   2,400       1,800
                                                 -----------
                                                       2,733

Wireless Telecommunications - 5.2%
   Crown Castle International Corp.,
      10.75%, 08/01/2011 (d)               2,000       2,080
   Nextel Communications Inc.,
    (Step-Up Bond), 9.95%,
    02/15/2008 (c)                         2,550       1,862
   Rogers Cantel Inc.
    8.80%, 10/01/2007                      1,000       1,000
    9.375%, 06/01/2008                     1,000       1,030
    9.75%, 06/01/2016                        200         213
   Winstar Communications Inc.,
    (Step-up Bond) 14.75%,
    04/15/2010 (c) (d)                     4,300       1,204
                                                 -----------
                                                       7,389
                                                 -----------
     Total Corporate Bonds
       (cost $139,290)                               119,801
                                                 -----------

                     See notes to the financial statements.

                     PPM America/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)

                                      Shares
                                      or            Market
                                      Principal     Value
                                      Amount
-------------------------------------------------------------

Government Security - 1.3%

Sovereign - 1.3%
   Republic of Argentina, 11.00%,
    10/09/2006 (d)                    $    2,000   $   1,855
                                                 -----------

     Total Government Security
       (cost $2,024)                                   1,855
                                                 -----------

Warrants - 0.1%

   @Track Communications Inc.,                 2           2
   Expiring
     09/15/2005
   AT&T Canada Inc., Expiring                  1         128
     08/15/2007 (b)
   Knology Holdings Inc., Expiring             2           6
     10/22/2007
   Terex Corp., Expiring 05/15/2002            -           6
                                                 -----------

     Total Warrants
       (cost $6)                                         142
                                                 -----------



                                       Shares
                                       or
                                       Principal    Market
                                       Amount       Value
-------------------------------------------------------------

Short Term Investments - 13.7%

Commercial Paper - 8.8%
   American Express Credit Corp.,
      6.49%,
    01/04/2001                        $    3,500   $   3,498
   Ford Motor Credit Co., 6.56%,
    01/04/2001                             3,900       3,898
   General Electric Corp., 6.47%,
    01/10/2001                             1,500       1,498
   Household Finance Corp., 6.50%,
    01/02/2001                             3,600       3,599
                                                 -----------
                                                      12,493

Money Market Fund - 4.9%
   Dreyfus Cash Management Plus,
     6.52% (a)                             6,902       6,902
                                                 -----------

     Total Short Term Investments
       (cost $19,395)                                 19,395
                                                 -----------

Total Investments - 100%
   (cost $160,715)                                 $ 141,193
                                                 ===========

--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(b)  144a security. Certain conditions for public sale may exist.
(c) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(d) All or a portion of this security has been loaned. The total market value of securities loaned is $19,816 at December 31, 2000.

Based on the cost of investments of $160,715 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $1,642, the gross unrealized depreciation was $21,164 and the net unrealized depreciation on investments was $19,522.

                     See notes to the financial statements.

                       PPM America/JNL Money Market Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                       Principal  Amortized
                                        Amount      Cost
-------------------------------------------------------------

Commercial Paper - 100%

Beverages - 5.0% Coca-Cola Co.
    6.48%, 01/26/2001                 $    6,000   $   5,973
    6.49%, 01/26/2001                      2,000       1,991
                                                  -----------
                                                       7,964

Chemicals - 4.3%
   E.I. du Pont de Nemours
    6.50%, 01/11/2001                      2,000       1,996
    6.52%, 01/19/2001                      5,000       4,984
                                                  -----------
                                                       6,980

Computers - 6.2%
   Hewlett-Packard Co., 6.50%,
    01/16/2001                             2,540       2,533
   International Business Machines
    Corp., 6.53%, 01/05/2001               7,500       7,495
                                                  -----------
                                                      10,028

Diversified Financial Services - 54.0%
   American Express Credit Corp.
    6.50%, 01/02/2001                      4,300       4,299
    6.50%, 01/09/2001                      2,750       2,746
   American General Finance Corp.
    6.55%, 01/08/2001                      2,200       2,197
    6.53%, 01/09/2001                      6,000       5,991
   Associates Corp.
    6.54%, 01/08/2001                      3,000       2,996
    6.53%, 01/26/2001                      3,500       3,484
   Chevron UK Investment Plc
    6.54%, 01/12/2001                      3,500       3,493
    6.56%, 01/17/2001                      4,000       3,988
   CIT Group Holding Inc.,
    6.53%, 01/08/2001                      6,500       6,492
   Countywide Home Loans Inc.,
    6.60%, 01/02/2001                      7,200       7,199
   Ford Motor Credit Co.
    6.56%, 01/03/2001                      1,300       1,300
    6.55%, 01/04/2001                      3,000       2,998
    6.53%, 01/05/2001                      3,700       3,697
   General Electric Capital Corp.
    6.50%, 01/08/2001                      2,200       2,197
    6.51%, 01/09/2001                      4,400       4,394
   General Motors Acceptance Corp.
    6.55%, 01/04/2001                      3,000       2,998
    6.52%, 01/05/2001                      3,500       3,497
   Heller Financial Inc., 6.75%,           1,000         997
      01/19/2001
   Household Finance Corp., 6.50%,
    01/02/2001                             3,605       3,604
   John Deere Capital Corp., 6.53%,
    01/04/2001                             6,000       5,997



                                       Principal  Amortized
                                        Amount      Cost
-------------------------------------------------------------

   Merrill Lynch & Co. Inc.
    6.54%, 01/02/2001                 $    2,000   $   2,000
    6.55%, 01/12/2001                      2,000       1,996
    6.54%, 01/16/2001                      1,500       1,496
    6.53%, 01/23/2001                      2,000       1,992
   USAA Capital Corp.
    6.50%, 01/03/2001                      2,000       1,999
    6.50%, 01/31/2001                      3,000       2,985
                                                  -----------
                                                      87,032

Entertainment - 1.4%
   Walt Disney Co., 6.55%, 01/05/2001      2,300       2,298

Food - 6.0%
   Campbell Soup Co., 6.52%,
      01/04/2001                           2,655       2,654
   ConAgra Inc., 6.90%, 01/19/2001         1,000         997
   H.J. Heinz Co., 6.50%, 01/30/2001       5,110       5,083
   Tyson Foods Inc., 6.92%,                1,000         996
      01/17/2001
                                                  -----------
                                                       9,730

Healthcare - 4.6%
   Schering Corp.
    6.49%, 01/11/2001                      4,000       3,993
    6.29%, 05/30/2001                      3,500       3,409
                                                  -----------
                                                       7,402

Manufacturing - 2.5%
   Honeywell International Inc.,
    6.45%, 03/05/2001                      4,000       3,955

Media - 5.0%
   Comcast Cable Communication Inc.,
    6.82%, 01/19/2001                      1,000         997
   McGraw Hill Cos.,
    6.47%, 02/23/2001                      1,215       1,203
    6.12%, 04/27/2001                      6,000       5,882
                                                  -----------
                                                       8,082

Pharmaceuticals - 3.1%
   American Home Products, 6.51%,
    01/26/2001                             5,000       4,977

Retail - 0.6%
   Safeway Inc., 6.80%, 01/05/2001         1,000         999

Telecommunications - 7.3%
   AT&T Corp., 6.50%, 01/05/2001           3,500       3,498
   MCI Worldcom Inc., 6.72%,
    01/31/2001                             1,000         994
   SBC Communications Inc., 6.41%,
    02/08/2001                             7,370       7,320
                                                  -----------
                                                      11,812
                                                  -----------

     Total Commercial Paper
            (cost $161,259)                          161,259
                                                  -----------

                     See notes to the financial statements.

                       PPM America/JNL Money Market Series

                     Schedule of Investments (in thousands)



                                       Principal  Amortized
                                         Amount      Cost
-------------------------------------------------------------

Money Market Fund - 0.0%

   Dreyfus Cash Management
    Plus,        6.52% (a) (cost $7)           7   $       7
                                                  -----------

Total Investments - 100%
   (cost $161,266)                                 $ 161,266
                                                  ===========



--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.


                     See notes to the financial statements.

                      Salomon Brothers/JNL Balanced Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 54.8%

Auto Manufacturers - 0.2%
   DaimlerChrysler AG                          1   $      25

Banks - 3.5%
   Bank of America Corp.                       3         120
   Chase Manhattan Corp. (a)                   3         132
   First Union Corp.                           2          47
   Fleet Boston Financial Corp.                1          45
   Mercantile Bancshares Corp.                 1          48
   SunTrust Banks Inc.                         1          68
                                                  -----------
                                                         460

Beverages - 4.2%
   Anheuser-Busch Cos. Inc.                    2         109
   Coca-Cola Co.                               4         226
   Coca-Cola Enterprises Inc.                  4          70
   PepsiCo Inc.                                3         139
                                                  -----------
                                                         544

Computers - 2.8%
   Compaq Computer Corp.                       4          53
   International Business Machines
      Corp.                                    4         323
                                                  -----------
                                                         376

Cosmetics & Personal Care - 3.9%
   Avon Products Inc.                          2         105
   Gillette Co.                                5         173
   Kimberly-Clark Corp.                        1          71
   Procter & Gamble Co.                        2         157
                                                  -----------
                                                         506

Electric - 0.9%
   American Electric Power Co. Inc.            1          60
   Edison International                        2          26
   Reliant Energy Inc.                         1          30
                                                  -----------
                                                         116

Food - 3.5%
   Delhaize America Inc.                       1          20
   H.J. Heinz Co.                              2          95
   Hormel Foods Corp.                          3          58
   Ralston-Ralston Purina Group                1          28
   Safeway Inc. (a)                            3         188
   Sara Lee Corp.                              3          61
                                                  -----------
                                                         450

Healthcare - 1.5%
   Bausch & Lomb Inc.                          1          53
   Johnson & Johnson                           1         147
                                                  -----------
                                                         200

Holding Companies - Diversified - 1.0%
   Berkshire Hathaway Inc. - Class B (a)       -         125


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Insurance - 4.3%
   Allstate Corp.                              5   $     196
   American International Group Inc.           1         100
   Chubb Corp.                                 1          87
   Cigna Corp.                                 1         118
   Horace Mann Educators Corp.                 3          56
                                                  -----------
                                                         557

Internet - 0.4%
   Genuity Inc. (a)                           10          50

Manufacturing - 2.2%
   Cooper Industries Inc.                      1          32
   Eastman Kodak Co.                           1          51
   General Electric Co.                        3         158
   Honeywell International Inc.                1          50
                                                  -----------
                                                         291

Media - 0.4%
   AT&T - Liberty Media Group -                3          46
    Class A (a)

Mining - 1.3%
   Alcoa Inc.                                  5         174

Oil & Gas Producers - 2.4%
   Amerada Hess Corp.                          1          58
   BP Amoco Plc - ADR                          1          48
   Diamond Offshore Drilling Inc.              2          80
   Exxon Mobil Corp.                           1          78
   Royal Dutch Petroleum Co. -  NY
      Shares                                   1          55
                                                  -----------
                                                         319

Oil & Gas Services - 0.9%
   Schlumberger Ltd.                           1         112

Pharmaceuticals - 9.5%
   Abbott Laboratories                         5         252
   American Home Products Corp.                2         114
   Bristol-Myers Squibb Co.                    1         104
   Merck & Co. Inc.                            2         187
   Novartis - ADR                              5         237
   Pfizer Inc.                                 5         219
   Pharmacia Corp.                             2         121
                                                  -----------
                                                       1,234

Retail - 4.6%
   Costco Wholesale Corp. (a)                  7         275
   Federated Department Stores Inc. (a)        4         144
   McDonald's Corp.                            4         146
   Sears, Roebuck & Co.                        1          38
                                                  -----------
                                                         603

Semiconductors - 0.2%
   Intel Corp.                                 1          27


                     See notes to the financial statements.

                      Salomon Brothers/JNL Balanced Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Software - 0.8%
   Microsoft Corp. (a)                         1   $      39
   Reynolds & Reynolds Co.                     4          71
                                                  -----------
                                                         110

Telecommunications - 3.6%
   AT&T Corp.                                  4          69
   BCE Inc.                                    1          29
   SBC Communications Inc.                     3         119
   Verizon Communications                      4         214
   WorldCom Inc. (a)                           2          34
                                                  -----------
                                                         465

Telecommunications Equipment - 1.0%
   Alcatel SA - ADR                            1          62
   Lucent Technologies Inc.                    4          48
   Nortel Networks Corp.                       -          15
                                                  -----------
                                                         125

Transportation - 0.8%
   Canadian National Railway Co.               1          42
   Union Pacific Corp.                         1          50
   United Parcel Service                       -          18
                                                  -----------
                                                         110

Wireless Telecommunications - 0.9%
   Motorola Inc.                               6         117
                                                  -----------

     Total Common Stocks
       (cost $6,822)                                   7,142
                                                  -----------

Corporate Bonds - 10.7%

Aerospace & Defense - 0.1%
   Raytheon Co., 6.15%, 11/01/2008    $       20          19

Asset Backed Securities - 1.7%
   LB Commercial Conduit Mortgage
      Trust,
    6.78%, 04/15/2009                        100         102
   Prime Credit Card Master Trust,
      6.70%,
    10/15/2009                               125         125
                                                  -----------
                                                         227

Auto Parts & Equipment - 0.4%
   Goodyear Tire & Rubber, 8.125%,
    03/15/2003                                50          47

Banks - 0.8%
   Bank of America, 7.125%,
      09/15/2006                             100         102

Commercial Services - 0.5%
   Cendant Corp., 7.75%, 12/01/2003           65          63

Diversified Financial Services - 1.9%
   Countrywide Home Loans Inc.,
      6.25%,
    04/15/2009                                50          47



                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

   General Motors Acceptance Corp.,
      7.50%,
    07/15/2005                        $       25   $      26
   Lehman Brothers Inc., 7.25%,               98          99
      04/15/2003
   Morgan Stanley Dean Witter & Co.,
    7.75%, 06/15/2005                         75          79
                                                  -----------
                                                         251

Electric - 0.4%
   Duke Energy Corp., 7.375%,
      03/01/2010                              50          52

Insurance - 0.3%
   Fremont General Corp., 7.70%,
      03/17/2004                              75          38

Iron & Steel - 0.4%
   USX Corp., 7.20%, 02/15/2004               50          51

Media - 0.3%
   A.H. Belo Corp., 7.25%,                    50          42
      09/15/2027

Pipelines - 1.2%
   El Paso Energy Corp., 8.05%,              100         105
      10/15/2030
   Kinder Morgan Energy, 7.50%,
    11/01/2010 (c)                            50          52
                                                  -----------
                                                         157

Real Estate - 0.4%
   Spieker Properties Inc., 7.25%,            50          50
      05/01/2009

Retail - 1.2%
   Sears Roebuck Acceptance Corp.,
      7.00%, 06/15/2007                       75          74
   Wal-Mart Stores Inc., 7.55%,
      02/15/2030                              75          83
                                                  -----------
                                                         157

Telecommunications - 0.7%
   GTE Corp., 6.94%, 04/15/2028               50          47
   Sprint Capital Corp., 5.70%,
      11/15/2003                              50          48
                                                  -----------
                                                          95

Transportation - 0.4%
   Burnlington Northern Santa Fe,
      7.95%,
    08/15/2030                                50          52
                                                  -----------

     Total Corporate Bonds
       (cost $1,547)                                   1,403
                                                  -----------

Preferred Stocks - 0.3%

Media - 0.3%
   News Corp. Ltd.                             1          38
                                                  -----------

     Total Preferred Stocks
       (cost $50)                                         38
                                                  -----------


                     See notes to the financial statements.

                      Salomon Brothers/JNL Balanced Series

                     Schedule of Investments (in thousands)


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

U.S. Government Securities - 22.9%

U.S. Government Agencies - 8.9%
   Federal Home Loan Mortgage Corp.,
    6.25%, 07/15/2004                 $      125   $     127
   Federal National Mortgage
      Association
    7.00%, 07/01/2015                         49          50
    6.50%, 07/01/2028                        181         178
    7.00%, 02/01/2029                         77          77
    6.00%, TBA (b)                           230         222
    7.00%, TBA (b)                           100         100
    7.50%, TBA (b)                           150         152
    8.00%, TBA (b)                           250         256
                                                  -----------
                                                       1,162

U.S. Treasury Securities - 14.0%
   U.S. Treasury Bonds
    6.125%, 08/15/2029                       250         272
    6.25%, 05/15/2030                         30          56
   U.S. Treasury Notes
    6.00%, 08/15/2004                        325         334
    5.625%, 05/15/2008                       100         103
    6.00%, 08/15/2009                         10          11
    5.75%, 08/15/2010 (d)                  1,000       1,048
                                                  -----------
                                                       1,824
                                                  -----------

    Total U.S. Government Securities
      (cost $2,773)                                    2,986
                                                  -----------

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Short Term Investments - 11.3%

Repurchase Agreements - 11.3%
   Repurchase agreement with SBC
    Warburg Dillon Read, 5.95%
   (Collateralized by $650,000 U.S.
    Treasury Bond, 7.50%, due
    11/15/2016, market value
    $792,188) acquired on
    12/29/2000, due 01/02/2001        $      776     $   776
   Repurchase  agreement  with
    State  Street  Bank,  5.95%
    (Collateralized  by
    $700,000 U.S. Treasury Note,
    5.50%, due 07/31/2001,  market
    value $714,812) acquired on
    12/29/2000, due 01/02/2001               700         700
                                                  -----------

    Total Short Term Investments
      (cost $1,476)                                    1,476
                                                  -----------

Total Investments - 100%
   (cost $12,668)                                  $  13,045
                                                  ===========

--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Investment purchased on a when-issued basis.
(c)  144a security. Certain conditions for public sale may exist.
(d) Security pledged as collateral for investment purchased on a when-issued basis.


Based on the cost of investments of $12,670 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $1,267, the gross unrealized depreciation was $892 and the net unrealized appreciation on investments was $375.

                     See notes to the financial statements.

                     Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                         Shares
                                         or           Market
                                         Principal    Value
                                         Amount
-------------------------------------------------------------

Corporate Bonds - 23.6%

Advertising - 0.2%
   Lamar Media Corp.,
    9.625%, 12/01/2006                $       50  $       52
    8.625%, 09/15/2007                       125         125
   SITEL Corp., 9.25%, 03/15/2006            125         105
                                                 ------------
                                                         282

Aerospace & Defense - 0.1%
   Raytheon Co., 6.15%, 11/01/2008           100          96
   Sequa Corp., 9.00%, 08/01/2009            125         124
                                                 ------------
                                                         220

Airlines - 0.1%
   Northwest Airlines Inc., 7.625%,
    03/15/2005                               250         228

Apparel - 0.2%
   Levi Strauss & Co., 7.00%,                 75          59
      11/01/2006
   Tommy Hilfiger USA Inc., 6.50%,
    06/01/2003                               125         106
   Tropical Sportswear
      International, 11.00%,
    06/15/2008                               125         106
                                                 ------------
                                                         271

Asset Backed Securities - 6.5%
   Ameriquest, 8.50% , 07/30/2030 (a)        791         772
   Commercial Mortgage Asset Trust,
    7.35%, 08/17/2013                      1,000       1,040
   ContiMortgage Home Equity Loan
      Trust,
    7.00%, 12/25/2029                        500         463
   Countrywide Mortgage Backed
      Securities
    Inc., 7.75%, 06/25/2024                  642         648
   DLJ Commercial Mortgage Corp.
    9.22%, 05/10/2023 - Interest only      4,366         158
    9.14%, 11/12/2031 - Interest only      4,383         200
   DLJ Mortgage Acceptance Corp.,
    7.96%, 11/15/2004 - Interest
    only (a)                              24,500       1,074
   First Union Residential
      Securitization
    Trust, 7.00%, 08/25/2028                  96          90
   GE Capital Mortgage Services
      Inc.,
    6.75%, 10/25/2028                        390         373
   Green Tree Financial Corp.,
    7.07%, 01/15/2029                        545         550
   Indymac Home Equity Loan, 8.00%,
    06/25/2031 (a)                         1,046       1,024
   LB Commercial Conduit Mortgage
      Trust,
    6.78%, 04/15/2009                      1,000       1,023
   Mid-State Trust, 7.34%, 07/01/2035        670         682
   PNC Mortgage Securities Corp.
    6.75%, 05/25/2028                        219         201
    6.841%, 05/25/2028                       315         294
    6.734%, 07/25/2028                       289         266
    6.772%, 03/25/2029                       761         727
    6.905%, 04/25/2029                       356         331
                                                 ------------
                                                       9,916

                                          Shares
                                          or           Market
                                          Principal    Value
                                          Amount
-------------------------------------------------------------

Auto Manufacturers - 0.0%
   Navistar International Corp.,
    8.00%, 02/01/2008                 $      115  $       84

Auto Parts & Equipment - 0.4%
   Advanced Stores Co. Inc.,
    10.25%, 04/15/2008                       200         150
   Breed Technologies Inc., 9.25%,
    04/15/2008 (h)                           250           0
   Goodyear Tire & Rubber, 8.125%,
    03/15/2003                               600         559
                                                 ------------
                                                         709

Banks - 0.5%
   Bank of America, 7.125%,
      09/15/2006                             700         717
   KFW International Finance, 16.30%,
    06/24/2003 PLN                           330          80
   Sudwest LB Capital Market,
      17.50%,
    05/05/2003 PLN                           270          66
                                                 ------------
                                                         863

Building Materials -0.1%
   American Standard Inc., 7.375%,
    04/15/2005                               100          95

Chemicals - 0.2%
   Borden Chemical & Plastics LP,
      9.50%,
    05/01/2005                               140          52
   Lyondell Chemical Co., 9.875%,
    05/01/2007                                75          72
   United Industries Corp., 9.875%,
    04/01/2009                               250         128
                                                 ------------
                                                         252

Commercial Services - 0.9%
   Avis Rent A Car Inc., 11.00%,             250         269
      05/01/2009
   Cendant Corp., 7.75%, 12/01/2003          600         585
   Integrated Electric Services
      Inc., 9.375%,
    02/01/2009                               200         178
   Iron Mountain Inc., 10.125%,              150         155
      10/01/2006
   Loomis Fargo & Co., 10.00%,               125         119
      01/15/2004
   Mail-Well I Corp., 8.75%,
      12/15/2008                             125          88
                                                 ------------
                                                       1,394

Computers - 0.1%
   Quantum Corp., 7.00%, 08/01/2004          250         195

Cosmetics & Personal Care - 0.2%
   American Safety Razor Co.,
      9.875%,
    08/01/2005                               125         120
   French Fragrances Inc., 10.375%,
    05/15/2007                               125         114
   Revlon Consumer Products Corp.,
    9.00%, 11/01/2006                        100          73
                                                 ------------
                                                         307

                     See notes to the financial statements.

                     Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)

                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Diversified Financial Services - 2.6%
   Airplanes Pass through Trust,
      10.875%, 03/15/2012             $      247  $      182
   ContiFinancial Corp., 8.125%,
     04/01/2008 (h)                          250          38
   Countrywide Home Loans Inc.,
      6.25%, 04/15/2009                      350         326
   Delta Funding, 12.50%, 10/26/2030         954         952
   DVI Inc., 9.875%, 02/01/2004              250         232
   General Motors Acceptance Corp.,
      7.50%, 07/15/2005                      500         512
   Goldman Sachs Group Inc., 7.625%,
    08/17/2005                               600         625
   Household Finance Corp., 8.00%,
    07/15/2010                               500         528
   Morgan Stanley Dean Witter & Co.,
      7.75% 06/15/2005                       600         631
                                                 ------------
                                                       4,026

Electric - 0.2%
   AES Corp., 9.375%, 09/15/2010              75          77
   Calpine Corp., 8.75%, 07/15/2007          225         216
                                                 ------------
                                                         293

Electronics - 0.1%
   Amphenol Corp., 9.875%, 05/15/2007        150         151

Entertainment - 0.1%
   Mohegan Tribal Gaming, 8.75%,
    01/01/2009                               150         150

Environmental Control - 0.1%
   Allied Waste North America,
      7.875%, 01/01/2009                     250         232
   Safety-Kleen Services, 9.25%,
    06/01/2008 (h)                           375           4
                                                 ------------
                                                         236

Food - 0.0%
   Pueblo Xtra International Inc.,
      9.50%, 08/01/2003                       28          12
   Vlasic Foods International Inc.,
      10.25%, 07/01/2009                      75          17
                                                 ------------
                                                          29

Forest Products & Paper - 0.2%
   Abitibi-Consolidated Inc., 8.55%,
    08/01/2010                               125         126
   Repap New Brunswick, 10.625%,
    04/15/2005                               120         123
                                                 ------------
                                                         249

Healthcare - 0.3%
   Fresenius Medical Care Capital
      Trust I,
    9.00%, 12/01/2006                        125         120
   HCA-The Healthcare Company,
      6.91%,
    06/15/2005                               125         120
   Tenet Healthcare Corp.,  9.25%,
      09/01/2010                             200         217
                                                 ------------
                                                         457

                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Holding Companies - Diversified -
0.3%
   High Voltage Engineering Corp.,
      10.50%, 08/15/2004              $      125  $       81
   Jordan Industries, 10.375%,
      08/01/2007                             125         105
   Murrin Murrin Holdings Property
      Ltd.,
    9.375%, 08/31/2007                       125          94
   Nebco Evans Holding Co., (Step-Up
    Bond), 12.375%, 07/15/2007 (c)(h)        350           0
   P&L Coal Holdings Corp., 9.625%,
    05/15/2008                               125         125
                                                 ------------
                                                         405

Home Furnishings - 0.1%
   Windmere-Durable Holdings Inc.,
      10.00%, 07/31/2008                     125         105

Household Products - 0.0%
   Indesco International Inc.,
      9.75%, 04/15/2008 (h)                  250          48

Insurance - 0.0%
   Fremont General Corp., 7.70%,
      03/17/2004                             225         113

Internet - 0.0%
   Exodus Communications, 11.625%
    07/15/2010 (a)                            45          40
   PSINet Inc., 11.00%, 08/01/2009           125          35
                                                 ------------
                                                          75

Iron & Steel - 0.3%
   USX Corp., 7.20%, 02/15/2004              500         509

Lodging - 1.1%
   Aztar Corp., 8.875%, 05/15/2007           225         217
   Harrah's Operating Co. Inc.,
      7.875%, 12/15/2005                     125         124
   HMH Properties, 7.875%, 08/01/2008        250         240
   Horseshoe Gaming LLC, 9.375%,
    06/15/2007                               250         251
   Mandalay Resort Group, 10.25%,
    08/01/2007                               125         123
   MGM Grand Inc., 9.75%, 06/01/2007         150         157
   Park Place Entertainment Corp.,
      7.875%, 12/15/2005                     175         172
   Station Casinos Inc., 9.875%,
      07/01/2010                             125         128
   Sun International Hotel Ltd.,
      8.625%, 12/15/2007                     250         227
                                                 ------------
                                                       1,639

Manufacturing - 0.5%
   Aqua Chemical Inc., 11.25%,
      07/01/2008                              75          52
   Axiohm Transaction Solutions
      Inc., 9.75%, 10/01/2007 (h)            150          17
   Blount Inc., 13.00%, 08/01/2009           250         192
   DI Industries Inc., 8.75%,
      07/01/2007                             125         121
   Foamex LP, 9.875%, 06/15/2007             250         138
   Gentek Inc., 11.00%, 08/01/2009           195         195


                     See notes to the financial statements.

                     Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)

                                      Shares
                                      or           Market
                                      Principal    Value
                                      Amount
-------------------------------------------------------------

   Polaroid Corp., 11.50%, 02/15/2006 $      125  $       68
   Polymer Group Inc., 9.00%,
      07/01/2007                             100          66
                                                 ------------
                                                         849

Media - 1.2%
   Adelphia Communications Corp.,
      10.50%, 07/15/2004                     100          98
   Charter Communications Holdings
      LLC,
     (Step-Up Bond), 9.92%,
    04/01/2011 (c)                           375         218
   Citadel Broadcasting Co., 10.25%,
    07/01/2007                               125         126
   CSC Holdings Inc.
    9.75%, 02/15/2013                        125         128
    10.50%, 05/15/2016                       250         271
   Diamond Cable Communications Plc,
    (Step-Up Bond), 11.75%,
    12/15/2005 (c)                           150         135
   Hollinger International
      Publishing Inc.,
    9.25%, 02/01/2006                        250         250
   Price Communications Wireless
      Inc.,
    9.125%, 12/15/2006                       125         127
   Rogers Cablestystems Inc.,
    10.125%, 09/01/2012                      125         131
   Telewest Communications Plc,
     (Step-Up Bond), 11.00%,
    10/01/2007 (c)                           150         134
   UnitedGlobalCom Inc., (Step-Up
      Bond),
    10.75%, 02/15/2008 (c)                   400         164
                                                 ------------
                                                       1,782

Metals Fabrication & Hardware - 0.0%
   Oxford Automotive Inc., 10.125%,
    06/15/2007                                75          51

Mining - 0.1%
   Glencore Nickel Property Ltd.,
      9.00%, 12/01/2014                      175         143

Oil & Gas Producers - 1.3%
   Belco Oil & Gas Corp., 8.875%,
    09/15/2007                               175         164
   Canadian Forest Oil Ltd., 8.75%,
    09/15/2007                               125         123
   Continental Resources Inc.,
      10.25%, 08/01/2008                     250         217
   Devon Energy Corp., 10.25%,
      11/01/2005                             250         286
   Gulf Canada Resources Ltd.,
      9.625%, 07/01/2005                     125         128
   HS Resources Inc., 9.25%,                 125         126
      11/15/2006
   Nuevo Energy Co., 9.25%,
      10/01/2010 (a)                         250         251
   Ocean Energy Inc., 8.875%,
      07/15/2007                             125         129
   Pioneer Natural Resources,
      9.625%, 04/01/2010                     125         133
   Plains Resources Inc., 10.25%,
      03/15/2006                             125         125
   Range Resources Corp., 8.75%,
      01/15/2007                             250         236
   Triton Energy Corp., 8.875%,
      10/01/2007                             125         126
                                                 ------------
                                                       2,044

Oil & Gas Services - 0.1%
   Key Energy Services Inc., 14.00%,
    01/15/2009                               125         142

                                          Shares
                                          or           Market
                                          Principal    Value
                                          Amount
-------------------------------------------------------------

Packaging & Containers - 0.2%
   Delta Beverage Group Inc., 9.75%,
    12/15/2003                        $      200  $      210
   Radnor Holdings Corp., 10.00%,
    12/01/2003                               100          85
                                                 ------------
                                                         295

Pipelines - 0.9%
   El Paso Energy Corp., 8.05%,              750         788
      10/15/2030
   Kinder Morgan Energy, 7.50%,
    11/01/2010 (a)                           400         415
   Western Gas Resources Inc.,
      10.00%, 06/15/2009                     175         183
                                                 ------------
                                                       1,386

Real Estate - 0.5%
   CB Richard Ellis Services Inc.,
      8.875%, 06/01/2006                     250         223
   Felcor Lodging, 9.50%, 09/15/2008         125         124
   Forest City Enterprises Inc.,
      8.50%, 03/15/2008                      125         118
   Meristar Hospitality Corp., 8.75%,
    08/15/2007                               125         114
   Spieker Properties Inc., 7.25%,
      05/01/2009                             200         198
                                                 ------------
                                                         777

Retail - 1.0%
   Cole National Group Inc., 8.625%,
    8/15/2007                                 75          52
   Federated Department Stores,
      6.90%, 04/01/2029                      500         403
   Finlay Fine Jewelry Corp.,
      8.375%, 05/01/2008                     250         223
   Guitar Center Inc., 11.00%,
      07/01/2006                             250         235
   J.H. Heafner Co. Inc., 10.00%,
      05/15/2008                             300          87
   R.H. Donnelly Inc., 9.125%,
      06/01/2008                             150         146
   Wal-Mart Stores, 7.55%, 02/15/2030        350         388
                                                 ------------
                                                       1,534

Savings & Loans - 0.1%
   Sovereign Bancorp., 10.50%,
      11/15/2006                             125         123

Telecommunications - 1.3%
   AT&T Canada Inc., (Step-Up Bond),
    9.95%, 06/15/2008 (c)                    250         203
   Global Crossing Holdings Ltd.,
      9.50%, 11/15/2009                       75          71
   GTE Corp., 6.94%, 04/15/2028              150         140
   ICG Holdings Inc., (Step-Up
      Bond),
    12.50%, 05/01/2006 (c) (h)               175          18
   Insight Midwest LP, 9.75%,
      10/01/2009                             125         124
   Intermedia Communication Inc.,
      8.50%, 01/15/2008                      145         102
   Level 3 Communications Inc.,
      9.125%, 05/01/2008                     125         101
   NEXTLINK Communications Inc.,
    10.75%, 06/01/2009                        25          21


                     See notes to the financial statements.

                    Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)

                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

   Sprint Capital Corp., 5.70%,
      11/15/2003                      $      600  $      578
   Telefonica Europe BV, 7.75%,
      09/15/2010                             600         607
                                                 ------------
                                                       1,965

Textiles - 0.3%
   Collins & Aikman Floorcoverings,
    10.00%, 01/15/2007                       150         162
   Pillowtex Corp., 9.00%,
      12/15/2007 (h)                          25           1
   Simmons Co., 10.25%, 03/15/2009           250         231
   WestPoint Stevens Inc., 7.875%,
    06/15/2005                                75          56
                                                 ------------
                                                         450

Tobacco - 0.1%
   North Atlantic Trading Co.,
      11.00%, 06/15/2004                     125          81

Transportation - 0.5%
   Burlington Northern Santa Fe,
      7.95%, 08/15/2030                      400         418
   Holt Group Inc., 9.75%,
      01/15/2006 (h)                         200           8
   Stena AB, 8.75%, 06/15/2007               125         100
   Teekay Shipping Corp., 8.32%,
      02/01/2008                             125         120
   TFM SA, (Step-Up Bond), 11.75%,
    06/15/2009 (c)                           125          93
                                                   ----------
                                                         739

Water - 0.2%
   Azurix Corp., 10.75%, 02/15/2010          250         245

Wireless Telecommunications - 0.4%
   Crown Castle International Corp.,
      10.75%, 08/01/2011                      75          78
   Nextel Communications Inc.,
      (Step-Up Bond ), 9.75%,
      10/31/2007 (c)                         350         259
   Rogers Cantel Inc., 8.80%,
      10/01/2007                             125         125
   Telecorp PCS Inc., 10.625%,
      07/15/2010                             125         127
                                                 ------------
                                                         589
                                                 ------------

     Total Corporate Bonds
       (cost $39,651)                                 36,496
                                                 ------------

Government Securities - 46.6%

Sovereign - 10.8%
   Federation of
    Russia,
    12.75%, 06/24/2028                       850         708
   French Treasury
    Note, 3.00%, 07/12/2001 EUR              155         144
   Government of Jamaica,
    12.75%, 09/01/2007                       100         104
   Hellenic Republic,
    9.70%, 05/27/2001 GRD                  9,300          26
   Hungary Government Bond,
    9.50%, 01/12/2002 HUF                 65,000         227
   Kingdom of Morocco,
    6.844%, 01/01/2009                       264         228


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

   National Republic of Bulgaria
    6.50%, 07/28/2011
    2.75%, 07/28/2012                 $      225  $      168
     (Step-Up Bond) (c)                      250         185
   Republic of Algeria, 6.375%,
     03/04/2010                              406         308
   Republic of Argentina
    11.75%, 04/07/2009                       410         381
    11.75%, 06/15/2015                       350         317
    11.375%, 01/30/2017                      325         290
    12.125%, 02/25/2019                      300         278
   Republic of Brazil
    14.50%, 10/15/2009                       490         538
    7.00%, 04/15/2012 (g)                    500         371
    12.75%, 01/15/2020                       600         584
    11.00%, 08/17/2040                       831         676
   Republic of Columbia
    9.75%, 04/23/2009                        175         147
    11.75%, 02/25/2020                       225         192
   Republic of Croatia, 6.456%,
    07/31/2006 (g)                           275         262
   Republic of Ecuador
    12.00%, 11/15/2012 (a)                     4           3
    4.00%, 08/15/2030 (a) (g)                500         189
   Republic of Germany
    8.25%, 09/20/2001                        242         233
    6.50%, 07/15/2003                        140         138
    6.00%, 01/05/2006                      2,950       2,940
   Republic of Italy, 9.50%,
      02/01/2001 EUR                         267         252
   Republic of Ivory Coast (Step-Up
      Bond),
    2.00%, 03/29/2018 (c) (h)                900         108
   Republic of Panama
    4.25%, 07/17/2014 (Step-Up Bond)(f)      250         199
    8.875%, 09/30/2027                       250         213
   Republic of Peru
    3.75%, 03/07/2017 (Step-Up Bond)(f)      400         234
    4.50%, 03/07/2017 (Step-Up Bond)(f)      500         323
   Republic of Philippines
    9.875%, 01/15/2019                       150         120
    8.60%, 06/15/2027                        125          83
   Republic of Venezuela
    6.875%, 03/31/2007                       619         499
    13.625%, 08/15/2018                      975         892
   Russian Federation
    2.50%, 03/31/2030                        725         271
    5.00%, 03/31/2030 (Step-Up Bond)
    (a) (f)                                1,920         718
    8.25%, 03/31/2030 (Step-Up Bond)
    (a) (f)                                  268         167
   Spanish Government Bond
    6.00%, 01/31/2008 EUR                    990         980
    4.00%, 01/31/2010 EUR                    640         553
    6.15%, 01/31/2013 EUR                     55          55
   United Mexican States
    10.375%, 02/17/2009                      100         109
    11.375%, 09/15/2016                      996       1,160
                                                 ------------
                                                      16,573

U.S. Government Agencies - 27.4%
   Federal Home Loan Mortgage Corp.
    10.00%, 05/15/2020                        13          14
    30.62%, 06/15/2021 - Interest Only         1          14


                     See notes to the financial statements.

                    Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)

                                     Shares
                                     or           Market
                                     Principal    Value
                                     Amount
-------------------------------------------------------------

   Federal National Mortgage
      Association
    7.394%, 08/17/2003                $       80  $       79
    7.369%, 01/17/2013                     1,920       2,038
    13.00%, 11/15/2015                         4           5
    10.40%, 04/25/2019                        23          25
    10.03%, 03/17/2020 - Interest Only       503          12
    6.50%, 02/01/2026                      192           191
    8.09%, 02/25/2035 - Interest Only      2,123         124
    9.41%, 10/17/2036 - Interest Only      4,175          89
    9.52%, 06/25/2038 - Interest Only      6,104         315
    6.00%, TBA (d)                        10,000       9,674
    7.00%,TBA (d)                          9,500       9,511
    7.50%, TBA (d)                        14,500      14,695
    8.00%, TBA (d)                         5,500       5,624
                                                 ------------
                                                      42,410

U.S. Treasury Securities - 8.4%
   U.S. Treasury Bonds
    6.125%, 11/15/2027 (e)                   100         108
    5.50%, 08/15/2028  (e)                    70          69
    5.25%, 11/15/2028 (e)                  1,500       1,438
    5.25%, 02/15/2029 (e)                    500         480
    6.125%, 08/15/2029 (e)                 1,500       1,634
    6.25%, 05/15/2030 (e)                  3,500       3,907
   U.S. Treasury Notes
    5.25%, 05/31/2001 (e)                  2,000       1,996
    6.50%, 03/31/2002 (e)                  2,300       2,329
    5.875%, 11/15/2004 (e)                 1,000       1,026
                                                 ------------
                                                      12,987
                                                 ------------

     Total Government Securities
       (cost $70,526)                                 71,970
                                                 ------------


                                      Shares
                                      or           Market
                                      Principal    Value
                                      Amount
-------------------------------------------------------------

Short Term Investments - 29.8%

Diversified Financial Services - 18.5%
   Houston Industries Finance Co.,
      7.65%, 01/16/2001 (e)           $    5,250  $    5,234
   Marriot International, 7.50%,
      01/16/2001 (e)                       3,250       3,240
   Public Service Electric and Gas
      Co., 7.62%, 01/16/2001 (e)           5,250       5,233
   Reliant Energy Inc., 8.00%,
      01/11/2001 (e)                       4,325       4,315
   Solutia Inc., 7.80%, 01/11/2001 (e)     5,250       5,239
   Sprint Capital Corp., 7.60%,
      01/16/2001 (e)                       5,250       5,233
                                                 ------------
                                                      28,494

Electric - 4.2%
   Texas Utilities
    7.50%, 01/11/2001 (e)                  1,295       1,292
    7.70%, 01/11/2001 (e)                  5,250       5,239
                                                 ------------
                                                       6,531

Food - 3.4%
   Earthgrains Co., 7.77%,
      01/11/2001 (e)                       5,250       5,239

Repurchase Agreement - 3.7%
   Repurchase agreement with State
    Street Bank, 5.95%
    (Collateralized by $5,635,000
    U.S. Treasury Note, 5.50%, due
    07/31/2001, market value
    $5,754,236), acquired on
    12/29/2000, due 01/02/2001             5,641       5,641
                                                 ------------

     Total Short Term Investments
       (cost $45,905)                                 45,905
                                                 ------------

Total Investments - 100%
   (cost $156,082)                                $  154,371
                                                 ============

--------------------------------------------------------------------------------
(a)  144a security. Certain conditions for public sale may exist.
(b) Dividend yield changes daily to reflect current market conditions. Rate it the quoted yield as of December 31, 2000.
(c) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(d)  Investment purchased on a when-issued basis.
(e) Security pledged as collateral for investment purchased on a when-issued basis.
(f) Coupon payment periodically increases over the life of the security. Rate is in effect as of December 31, 2000.
(g)  Variable rate security. Rate stated is in effect as of December 31, 2000.
(h)  Security is in default.


EUR - Euro; GRD - Greek Drachma; HUF - Hungarian Forint; PLN - Polish Zloty

Based on the cost of investments of $156,124 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,535, the gross unrealized depreciation was $4,288 and the net unrealized depreciation on investments was $1,753.

                     See notes to the financial statements.

                     Salomon Brothers/JNL Global Bond Series

                     Schedule of Investments (in thousands)




Forward Currency Contracts, Open at December 31, 2000:

         Currency             Settlement       Notional          Currency       Unrealized
          Purchased/Sold         Date           Amount             Value        Gain (Loss)
---------------------------- -------------- ---------------- ----------------  --------------
   Euro/U.S. Dollar            01/25/01      1,470  EUR      $     1,381      $     51
   Euro/U.S. Dollar            01/31/01      1,340  EUR            1,260            69
   U.S. Dollar/Euro            01/31/01     (3,288) EUR           (3,090)          (322)
                                                             ---------------- ---------------
     Total                                                   $     (449)      $    (202)
                                                             ================ ===============

Summary of Investments by Country, December 31, 2000:

                                                                 % of Investment
  Country                                Securities              Market Value
----------------------------------------------------------- --------------------
  Algeria                                           0.2%     $             309
  Argentina                                         0.8%                 1,266
  Australia                                         0.2%                   236
  Bahamas                                           0.1%                   227
  Brazil                                            1.4%                 2,171
  Bulgaria                                          0.2%                   354
  Canada                                            0.6%                   960
  Columbia                                          0.2%                   339
  Ecuador                                           0.1%                   191
  France                                            0.1%                   144
  Germany                                           2.1%                 3,310
  Greece                                            0.0%                    26
  Hungary                                           0.3%                   488
  Italy                                             0.2%                   252
  Jamaica                                           0.1%                   104
  Liberia                                           0.1%                   120
  Mexico                                            0.9%                 1,362
  Morocco                                           0.1%                   228
  Netherlands                                       0.4%                   607
  Panama                                            0.3%                   411
  Peru                                              0.4%                   557
  Philippines                                       0.0%                   203
  Russia                                            1.2%                 1,864
  Spain                                             1.1%                 1,588
  Sweden                                            0.1%                   100
  United Kingdom                                    0.2%                   335
  United States                                    87.6%               135,227
  Venezuela                                         1.0%                 1,392
                                     -------------------      ------------------
    Total                                         100.0%     $         154,371
                                     ====================== ====================

                     See notes to the financial statements.

                   Salomon Brothers/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Corporate Bonds - 77.8%

Advertising - 1.4%
   Lamar Media Corp., 8.625%,         $      125   $     125
      09/15/2007
   SITEL Corp., 9.25%, 03/15/2006            125         105
                                                 -----------
                                                         230

Aerospace & Defense - 0.9%
   Sequa Corp., 9.00%, 08/01/2009            125         124
   Stellex Industries Inc., 9.50%,
     11/01/2007 (d)                          125          14
                                                 -----------
                                                         138

Agriculture - 0.4%
    Hines Horticulture Inc.,
    11.75%,   10/15/2005                      75          59

Airlines - 0.7%
   Northwest Airlines Inc., 7.625%,
    03/15/2005                               125         114

Apparel - 1.6%
   Levi Strauss & Co., 7.00%,
      11/01/2006                              75          59
   Tommy Hilfiger USA Inc., 6.85%,
    06/01/2008                               125          94
   Tropical Sportswear
    International, 11.00%, 06/15/2008        125         106
                                                 -----------
                                                         259

Auto Manufacturers - 0.4%
   Navistar International Corp.,
    8.00%, 02/01/2008                         95          69

Auto Parts & Equipment - 0.9%
   Advanced Stores Co. Inc., 10.25%,
    04/15/2008                               100          75
   J.L. French Automotive Castings
    Inc., 11.50%, 06/01/2009                 125          68
                                                 -----------
                                                         143

Building Materials - 0.9%
   International Utility Structures
    Inc., 10.75%, 02/01/2008                  50          34
   Nortek Inc., 9.875%, 03/01/2004           125         117
                                                 -----------
                                                         151

Chemicals - 1.2%
   Borden Chemical & Plastics L.P.,
    9.50%, 05/01/2005                         85          32
   Lyondell Chemical Co., 9.875%,
    05/01/2007                                75          73
   PCI Chemicals Canada Inc., 9.25%,
    10/15/2007                               125          29
   United Industries Corp., 9.875%,
    04/01/2009                               125          63
                                                 -----------
                                                         197


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Commercial Services - 4.0%
   Avis Rent A Car Inc., 11.00%,
    05/01/2009                        $      125   $     135
   Comforce Operating Inc., 12.00%,
    12/01/2007                               125          56
   Iron Mountain Inc., 8.75%,
      09/30/2009                             125         123
   Loomis Fargo & Co., 10.00%,
      01/15/2004                             125         119
   Mail-Well I Corp., 8.75%,
      12/15/2008                             125          88
   World Color Press Inc., 8.375%,
      11/15/2008                             125         126
                                                 -----------
                                                         647

Cosmetics & Personal Care - 1.2%
   French Fragrances Inc., 10.375%,
    05/15/2007                               125         114
   Revlon Consumer Products Corp.,
    9.00%, 11/01/2006                        100          73
                                                 -----------
                                                         187

Diversified Financial Services - 1.4%
   Airplanes Pass Through Trust,
    10.875%, 03/15/2012                      123          91
   ContiFinancial Corp.
    7.50%, 03/15/2002 (d)                     50           8
    8.125%, 04/01/2008 (d)                    75          11
   DVI Inc., 9.875%, 02/01/2004              125         116
                                                 -----------
                                                         226

Electric - 1.2%
     AES Corp., 9.375%, 09/15/2010            75          77
   Capline Corp., 8.75%, 07/15/2007          125         120
                                                 -----------
                                                         197

Entertainment - 2.2%
   Hollywood Park Inc., 9.25%,
      02/15/2007                             125         126
   Horseshoe Gaming Holding Corp.,
    8.625%, 05/15/2009                       125         122
   Mohegan Tribal Gaming, 8.75%,
    01/01/2009                               100         100
                                                 -----------
                                                         348

Environmental Control - 0.7%
   Allied Waste North America,
    7.875%, 01/01/2009                       125         116
   Safety-Kleen Services, 9.25%,
      06/01/2008 (d)                         125           1
                                                 -----------
                                                         117

Food - 0.7%
   Premier International Foods Plc,
    12.00%, 09/01/2009                       125         103
   Vlasic Foods International Inc.,
    10.25%, 07/01/2009 (d)                    75          16
                                                 -----------
                                                         119

                     See notes to the financial statements.

                   Salomon Brothers/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Forest Products & Paper - 0.8%
   Tembec Industries Inc., 8.625%,
    06/30/2009                        $      125  $      124

Healthcare - 2.0%
   Fresenius Medical Care Capital
    Trust I, 9.00%, 12/01/2006               100          96
   HCA-The Healthcare Co., 6.91%,
    06/15/2005                               125         120
   Tenet Healthcare Corp.,
    7.25%, 06/01/2008                         75          74
    9.625%, 09/01/2010                        25          27
                                                 -----------
                                                         317

Holding Companies - Diversified - 1.7%
   High Voltage Engineering Corp.,
    10.50%, 08/15/2004                        75          49
   Jordan Industries, 10.375%,
      08/01/2007                             125         105
   P&L Coal Holdings Corp.
    8.75%, 05/15/2008                         25          25
    9.625%, 05/15/2008                       100         100
                                                 -----------
                                                         279

Home Furnishings - 1.9%
   Fedders North America, 9.375%,
    08/15/2007                               125         108
   Mattress Discounters Corp.,
    12.625%, 07/15/2007                      100          90
   Windmere-Durable Holdings Inc.,
    10.00%, 07/31/2008                       125         104
                                                 -----------
                                                         302

Household Products - 0.1%
   Indesco International Inc.,
    9.75%, 04/15/2008 (d)                    125          24

Internet - 0.4%
   Exodus Communications, 11.625%,
    07/15/2010 (c)                            30          27
    PSINet Inc., 11.50%, 11/01/2008(d)       125          33
                                                 -----------
                                                          60

Lodging - 6.3%
   Aztar Corp., 8.875%, 05/15/2007           125         121
   Harrah's Operating Co. Inc.,
    7.875%, 12/15/2005                       125         124
   HMH Properties, 7.875%, 08/01/2008        125         120
   Mandalay Resort Group, 10.25%,
    08/01/2007                               100          99
   MGM Grand Inc., 9.75%, 06/01/2007         125         131
   Park Place Entertainment Corp.
    7.875%, 12/15/2005                        50          49
    9.375%, 02/15/2007                       125         129
   Station Casinos Inc., 9.875%,
    07/01/2010                               125         128
   Sun International Hotel Ltd.,
    8.625%, 12/15/2007                       125         113
                                                 -----------
                                                       1,014


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Manufacturing - 4.2%
   Aqua Chemical Inc., 11.25%,
      07/01/2008                      $       50   $      35
   Axiohm Transaction Solutions
    Inc., 9.75%, 10/01/2007 (d)              125          14
   Blount Inc., 13.00%, 08/01/2009           125          96
   DI Industries Inc., 8.75%,
      07/01/2007                             125         121
   Foamex LP, 9.875%, 06/15/2007             125          69
   Gentek Inc., 11.00%, 08/01/2009           125         125
   Hexcel Corp., 9.75%, 01/15/2009            75          66
   Polaroid Corp., 11.50%, 02/15/2006        125          69
   Polymer Group Inc., 9.00%,
      07/01/2007                             125          82
                                                 -----------
                                                         677

Media - 8.7%
   Adelphia Communications Corp.,
    9.50%, 02/15/2004                         17          16
   Allbritton Communication, 8.875%,
    02/01/2008                               125         118
   Century Communications Corp.,
    8.375%, 12/15/2007                       125         105
   Charter Communications Holdings
    LLC, 8.625%, 04/01/2009                  200         182
   Citadel Broadcasting Co., 10.25%,
    07/01/2007                               125         126
   CSC Holdings Inc.
    9.75%, 02/15/2013                        100         103
    7.625%, 07/15/2018                       125         114
    9.875%, 04/01/2023                        75          77
   FrontierVision Holdings LP,
    11.00%, 10/15/2006                        50          46
   Hollinger International
    Publishings Inc., 9.25%,
    03/15/2007                               125         125
   Price Communications Wireless
    Inc., 9.125%, 12/15/2006                 125         126
   Rogers Communications Inc.,
    8.75%, 07/15/2007                        125         124
   Telewest Communications Plc,
    (Step-Up Bond), 9.25%,
    04/15/2009 (b)                           125          58
   UnitedGlobalCom Inc., (Step-Up
    Bond), 10.75%, 02/15/2008 (b)            200          81
                                                 -----------
                                                       1,401

Mining - 0.0%
   AEI Resources Inc., 10.50%,
    12/15/2005 (c) (d)                       125           8

Oil & Gas Producers - 10.5%
   Belco Oil & Gas Corp., 8.875%,
    09/15/2007                               125         117
   Canadian Forest Oil Ltd., 8.75%,
    09/15/2007                               125         123
   Comstock Resources Inc., 11.25%,
    05/01/2007                               125         130
   Devon Energy Corp., 10.25%,
    11/01/2005                               125         143
   Gulf Canada Resources Ltd.,
    9.625%, 07/01/2005                       125         129
   HS Resources Inc., 9.25%,
    11/15/2006                               125         126
   Nuevo Energy Co., 9.375%,
      10/01/2010 (c)                         125         125
   Ocean Energy Inc., 8.875%,
      07/15/2007                             145         149


                     See notes to the financial statements.

                   Salomon Brothers/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount

-------------------------------------------------------------

   Pioneer Natural Resources,
    9.625%, 04/01/2010                $      125   $     133
   Plains Resources Inc., 10.25%,
    03/15/2006 (c)                           125         125
   R&B Falcon Corp, 9.50%, 12/15/2008        125         136
   Triton Energy Corp., 8.875%,
    10/01/2007                               125         126
   Vintage Petroleum Inc., 8.625%,
    02/01/2009                               125         127
                                                 -----------
                                                       1,689

Oil & Gas Services - 0.9%
   Key Energy Services Inc., 14.00%,
    01/15/2009                               125         142

Packaging & Containers - 1.5%
   Delta Beverage Group Inc., 9.75%,
    12/15/2003                               125         131
   Radnor Holdings Corp., 10.00%,
    12/01/2003                               125         107
                                                 -----------
                                                         238

Pipelines - 0.8%
   Western Gas Resources Inc.,
    10.00%, 06/15/2009                       125         131

Real Estate - 2.1%
   Felcor Lodging, 9.50%, 09/15/2008         125         124
   Forest City Enterprises Inc.,
    8.50%, 03/15/2008                        100          94
   Meristar Hospitality Corp.,
    8.75%, 08/15/2007                        125         116
                                                 -----------
                                                         334

Retail - 4.0%
   Cole National Group Inc., 8.625%,
    08/15/2007                                75          52
   Duane Reade Inc., 9.25%,
    02/15/2008                               125         108
   Finlay Fine Jewelry Corp.,
    8.375%, 05/01/2008                       125         111
   Guitar Center Inc., 11.00%,
    07/01/2006                               125         118
   Home Interiors & Gifts Inc.,
    10.125%, 06/01/2008                      125          44
   Leslie's Poolmart, 10.375%,
    07/15/2004                               125          93
   R.H.  Donnelly Inc., 9.125%,
    06/01/2008                               125         121
                                                 -----------
                                                         647

Savings & Loans - 0.8%
   Soverign Bancorp., 10.50%,
      11/15/2006                             125         123


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Shipbuilding - 0.8%
   Newport News Shipbuilding, 9.25%,
    12/01/2006                        $      125   $     126

Telecommunications - 3.6%
   Global Crossing Holding Ltd.,
    9.625%, 05/15/2008                       125         118
   ICG Holdings Inc., (Step-Up
    Bond), 12.50%, 05/01/2006 (b) (d)        100          11
   Insight Midwest LP, 9.75%,
    10/01/2009                               125         124
   Intermedia Communication
    Inc.         8.50%, 01/15/2008            50          35
    9.50%, 03/01/2009                         50          35
   Level 3 Communications Inc.,
    9.125%, 05/01/2008                       125         101
   NEXTLINK Communications Inc.,
    10.75%, 06/01/2009                        25          21
   NTL Inc., (Step-Up Bond), 11.50%,
    02/01/2006 (b)                           150         130
                                                 -----------
                                                         575

Textiles - 1.2%
   Pillowtex Corp., 9.00%,
      12/15/2007 (d)                          75           3
   Simmons Co., 10.25%, 03/15/2009           125         115
   WestPoint Stevens Inc., 7.875%,
    06/15/2005                               100          74
                                                 -----------
                                                         192

Tobacco - 0.5%
   North Atlantic Trading Co.,
    11.00%, 06/15/2004                       125          81

Transportation - 1.1%
   Enterprises Shipholding Corp.,
    8.875%, 05/01/2008                       125          53
   Holt Group, 9.75%, 01/15/2006 (d)         125           5
   Teekay Shipping Corp., 8.32%,
    02/01/2008                               125         120
                                                 -----------
                                                         178

Water - 0.8%
   Azurix Corp., 10.75%, 02/15/2010          125         124

Wireless Telecommunications - 3.3%
   Crown Castle International Corp.,
    10.75%, 08/01/2011                       125         130
   Nextel Communications Inc.,
    (Step-Up Bond), 9.75%,
    10/31/2007 (b)                           200         148
   Rogers Cantel Inc., 8.80%,
    10/01/2007                               125         125
   Telecorp PCS Inc., 10.625%,
    07/15/2010                               125         127
                                                 -----------
                                                         530
                                                 -----------

     Total Corporate Bonds
       (cost $14,817)                                 12,517
                                                 -----------

                     See notes to the financial statements.

                   Salomon Brothers/JNL High Yield Bond Series

                     Schedule of Investments (in thousands)


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount

-------------------------------------------------------------

Preferred Stocks - 0.4%

Wireless Telecommunications - 0.4%
    Rural Cellular Corp. (c)                   -   $      65
                                                 -----------

     Total Preferred Stocks
       (cost $74)                                         65
                                                 -----------


Warrants - 0.0%

    Mattress Discounters Corp.,                -           1
      Expiring 07/15/2007
                                                 -----------

          Total Warrants
              (cost $-)                                    1
                                                 -----------


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Short Term Investments - 21.8%

Money Market Fund - 0.0%
   Dreyfus Cash Management
    Plus,        6.52% (a)                     1   $       1

Repurchase Agreement - 21.8%
   Repurchase agreement with State
    Street Bank, 5.95%
    (Collateralized by $3,495,000
    U.S. Treasury Note, 5.50%, due
    07/31/2001, market value
    $3,568,954), acquired on
    12/29/2000, due 01/02/2001       $     3,498       3,498
                                                 -----------

         Total Short Term Investments
             (cost $3,499)                             3,499
                                                 -----------


Total Investments - 100%
    (cost $18,390)                                 $  16,082
                                                 ===========


--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(b) Denoted deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(c)  144a security. Certain conditions for public sale may exist.
(d)  Security in default.


Based on the cost of investments of $18,391 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $166, the gross unrealized depreciation was $2,475 and the net unrealized depreciation on investments was $2,309.

                     See notes to the financial statements.

           Salomon Brothers/JNL U.S. Government & Quality Bond Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Corporate Bonds - 0.7%

Asset Backed Securities - 0.7%
   Green Tree Financial Corp., 7.07%,
    01/15/2029                        $    1,362   $   1,375
                                                  -----------

     Total Corporate Bonds
       (cost $1,306)                                   1,375
                                                  -----------

U.S. Government Securities - 73.3%

U.S. Government Agencies - 42.4%
   Federal Home Loan Bank, 5.80%,
    09/02/2008 (b)                         3,500       3,466
   Federal Home Loan Mortgage Corp.
    6.00%, 09/01/2010                          2           2
    7.00%, 07/01/2011                         53          53
    6.50%, 08/01/2013                        363         363
    8.25%, 04/01/2017                        139         142
    10.50%, 06/01/2020                       365         394
    8.00%, 07/01/2020                        501         516
    10.00%, 09/01/2020                       699         748
    8.50%, 03/15/2024                      1,750       1,809
    6.00%, 11/01/2028 (b)                  4,013       3,895
    7.00%, 08/01/2030                     14,000      14,025
    6.00%, 09/14/2030                     10,000       9,680
   Federal National Mortgage
   Association
    7.369%, 01/17/2013 (b)                 2,881       3,058
    12.50%, 09/20/2015                        10          11
    13.00%, 11/15/2015                         8          10
    12.00%, 01/01/2016                       269         298
    12.00%, 01/15/2016                        10          11
    12.50%, 01/15/2016                       147         168
    11.50%, 09/01/2019                         3           3
    10.50%, 08/01/2020                        48          52
    6.50%, 03/01/2026                        255         252
    7.00%, 05/01/2026                        190         190
    9.00%, 08/01/2026                         74          77
    7.00%, 11/01/2028                        397         397
    7.00%, 12/01/2028                        227         228
    6.69%, 12/28/2028                      1,356       1,377
    7.00%, 03/01/2029                        871         873
    6.50%, 04/01/2029 (b)                  3,991       3,939
    7.00%, 01/01/2030 (b)                  2,429       2,432
    6.527%, 05/25/2030 (b)                 2,250       2,237
    6.00%, TBA (a)                        13,070      12,643
    7.50%, TBA (a)                         5,000       5,066
    8.00%, TBA (a)                         6,650       6,800


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

   Government National Mortgage
    Association
    13.50%, 07/15/2010                $      141   $     160
    8.50%, 01/15/2018                         74          76
   Government National Mortgage
    Association II
    9.00%, 12/20/2019                      2,832       2,906
                                                  -----------
                                                      78,357

U.S. Treasury Securities - 30.9%
   U.S. Treasury Bonds
    6.625%, 02/15/2027 (c)                 2,350       2,683
    5.25%, 11/15/2028 (c)                  2,000       1,917
    5.25%, 02/15/2029 (c)                  2,000       1,920
    6.125%, 08/15/2029 (c)                 5,750       6,262
   U.S. Treasury Notes
    5.25%, 05/31/2001                      1,000         998
    5.25%, 05/15/2004 (c)                  8,500       8,528
    5.875%, 11/15/2004 (c)                 5,000       5,130
    6.75%, 05/15/2005 (c)                 12,000      12,773
    5.75%, 11/15/2005 (c)                  8,000       8,260
    6.50%, 02/15/2010 (c)                  6,750       7,388
   U.S. Treasury Strips
    6.375%, 08/15/2027 (c)                 1,000       1,110
                                                  -----------
                                                      56,969
                                                  -----------

     Total U.S. Government Securities
      (cost $131,341)                                135,326
                                                  -----------

Short Term Investments - 26.0%

Commercial Paper - 26.0%
   Chevron Phillips Chemical, 7.65%,
    01/11/2001 (b)                         7,000       6,984
   Conagra Inc., 7.55%, 01/11/2001 (b)     7,000       6,985
   Houston Industries Finance Co.,
    7.65%, 01/16/2001 (b)                  7,000       6,978
   Public Service Electric and Gas
    Co., 7.60% 01/16/2001 (b)              7,000       6,978
   Solutia Inc., 7.80%, 01/11/2001(b)      7,000       6,985
   Sprint Capital Corp., 7.60%,
   01/16/2001 (b)                          7,000       6,978
   Timken Co., 7.45%, 01/02/2001 (b)       6,205       6,204
                                                  -----------

     Total Short Term Investments
      (cost $48,092)                                  48,092
                                                  -----------

Total Investments - 100%
   (cost $180,739)                                 $ 184,793
                                                  ===========


--------------------------------------------------------------------------------
(a)  Investment purchased on a when-issued basis.
(b) Security pledged as collateral for investment purchased on a when-issued basis.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $ 44,644 at December 31, 2000.

Based on the cost of investments of $181,102 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $4,538, the gross unrealized depreciation was $847 and the net unrealized appreciation on investments was $3,691.

                     See notes to the financial statements.

                   T. Rowe Price/JNL Established Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 95.6%

Advertising - 1.1%
   Omnicom Group Inc.                         36   $   3,017
   WPP Group Inc.                            118       1,530
                                                  -----------
                                                       4,547

Aerospace & Defense - 0.5%
   United Technologies Corp.                  24       1,918

Banks - 4.2%
   Bank of New York Co. Inc.                  66       3,659
   Chase Manhattan Corp. (a)                  50       2,261
   Firstar Corp.                              55       1,288
   Mellon Financial Corp.                     82       4,038
   State Street Corp.                         15       1,838
   Wells Fargo & Co.                          76       4,227
                                                  -----------
                                                      17,311

Beverages - 1.9%
   Coca-Cola Co.                              69       4,199
   PepsiCo Inc.                               75       3,727
                                                  -----------
                                                       7,926

Biotechnology - 1.0%
   Amgen Inc. (a)                             14         908
   Genentech Inc. (a)                         25       2,070
   Immunex Corp. (a)                          19         759
                                                  -----------
                                                       3,737

Commercial Services - 1.1%
   Concord EFS Inc. (a)                       81       3,541
   Granada Compass Plc (a)                    36         395
   Randstad Holdings NV                       46         679
                                                  -----------
                                                       4,615

Computers - 2.4%
   Dell Computer Corp. (a)                   117       2,040
   EMC Corp. (a)                              48       3,172
   Hewlett-Packard Co.                        44       1,386
   Sun Microsystems Inc. (a)                  34         942
   Veritas Software Corp. (a)                 26       2,273
                                                  -----------
                                                       9,813

Cosmetics & Personal Care - 0.2%
   Gillette Co.                               26         954

Diversified Financial Services - 11.9%
   Capital One Financial Corp.                58       3,817
   Citigroup Inc.                            242      12,380
   Fairfax Financial Holdings Ltd.(a)          9       1,369
   Fannie Mae                                 82       7,087
   Freddie Mac                               202      13,927
   Goldman Sachs Group Inc.                    8         802



                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

   Morgan Stanley Dean Witter & Co.           40   $   3,154
   Providian Financial Corp.                  83       4,750
   Stilwell Financial Inc.                    42       1,672
                                                  -----------
                                                      48,958

Electrical Components & Equipment - 0.3%
   Furukawa Electric Co. Ltd.                 60       1,048

Electronics - 4.2%
   Applera Corp. - Applied                    19       1,787
   Biosystems Group
   Flextronics International Ltd. (a)        164       4,680
   Koninklijke Phillips Electronics NV        52       1,920
   Samsung Electronics                         5         562
   Solectron Corp. (a)                       158       5,339
   Waters Corp. (a)                           35       2,889
                                                  -----------
                                                      17,177

Food - 3.3%
   Kroger Co. (a)                            194       5,245
   Safeway Inc. (a)                           83       5,213
   Sysco Corp.                                98       2,939
                                                  -----------
                                                      13,397

Healthcare - 4.7%
   Baxter International Inc.                  66       5,793
   Johnson & Johnson                          53       5,537
   UnitedHealth Group Inc.                    89       5,438
   Wellpoint Health Networks Inc. (a)         23       2,605
                                                  -----------
                                                      19,373

Holding Companies - Diversified - 0.9%
   Hutchison Whampoa Ltd.                    291       3,622

Home Furnishings - 0.5%
   SONY Corp. (c)                             28       1,965

Insurance - 4.4%
   ACE Ltd.                                  134       5,674
   AMBAC Financial Group Inc.                 27       1,601
   Hartford Financial Services Group Inc.     44       3,129
   Loews Corp.                                34       3,542
   Marsh & McLennan Cos. Inc.                 15       1,720
   Mutual Risk Management Ltd.                42         638
   PartnerRe Ltd.                             17       1,048
   XL Capital Ltd.                            11         926
                                                  -----------
                                                      18,278

Internet - 3.3%
   America Online Inc. (a)                   119       4,138
   Ariba Inc. (a)                             21       1,123
   Check Point Software Technologies
   Ltd. (a)                                    5         601
   Exodus Communications Inc. (a)            119       2,384
   Macromedia Inc. (a)                        52       3,147
   VeriSign Inc. (a)                          28       2,055
                                                  -----------
                                                      13,448

                     See notes to the financial statements.

                   T. Rowe Price/JNL Established Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Lodging - 0.9%
   MGM Grand Inc.                             65   $   1,829
     Starwood Hotels & Resorts
     Worldwide Inc.                           57       1,999
                                                  -----------
                                                       3,828

Manufacturing - 4.9%
   Danaher Corp.                              54       3,672
   General Electric Co.                      168       8,049
   Honeywell International Inc.               82       3,889
   Tyco International Ltd.                    79       4,363
                                                  -----------
                                                      19,973

Media - 4.0%
   AT&T - Liberty Media Group
    -          Class A (a)                   185       2,505
   Clear Channel Communications Inc.          53       2,548
   (a)
   Comcast Corp. (a)                          87       3,632
   Fox Entertainment Group Inc. (a)           38         676
   Infinity Broadcasting Corp. (a)            35         967
   Viacom Inc. - Class B (a)                  96       4,505
   Walt Disney Co.                            53       1,533
                                                  -----------
                                                      16,366

Oil & Gas Producers - 3.8%
   Chevron Corp.                              61       5,176
   Exxon Mobil Corp.                          49       4,226
   Royal Dutch Petroleum Co. - NY
   Shares                                     84       5,087
   Transocean Sedco Forex Inc.                24       1,104
                                                  -----------
                                                      15,593

Oil & Gas Services - 1.3%
   Baker Hughes Inc.                         127       5,291

Pharmaceuticals - 7.4%
   Allergan Inc.                               2         145
   American Home Products Corp.               82       5,179
   Bristol-Myers Squibb Co.                   33       2,410
    IDEC Pharmaceuticals Corp. (a)             3         569
   Medimmune Inc. (a)                         40       1,884
   Merck & Co. Inc.                           28       2,593
   Pfizer Inc.                               261      12,016
   Pharmacia Corp.                            51       3,112
   Schering-Plough Corp.                      54       3,066
                                                  -----------
                                                      30,974

Pipelines - 0.5%
   El Paso Energy Corp.                       30       2,120

Retail - 4.2%
   CVS Corp.                                  72       4,290
   Gap Inc.                                   12         309
   Home Depot Inc.                            85       3,877
   Target Corp.                               60       1,948
   Wal-Mart de Mexico SA de CV
    -        ADR (a) (c)                      67       1,331
   Wal-Mart Stores Inc.                      104       5,540
                                                  -----------
                                                      17,295


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

Semiconductors - 5.1%
   Altera Corp. (a)                           81   $   2,142
   Analog Devices Inc. (a)                    55       2,815
   Applied Materials Inc. (a)                 62       2,349
   Applied Micro Circuits Corp. (a)           24       1,824
   Intel Corp.                                62       1,885
   KLA-Tencor Corp. (a)                       69       2,321
   LSI Logic Corp. (a)                       113       1,931
   Maxim Integrated Products Inc. (a)         28       1,348
   QLogic Corp. (a)                            8         578
   Texas Instruments Inc.                     57       2,681
   Xilinx Inc. (a)                            26       1,208
                                                  -----------
                                                      21,082

Software - 6.3%
   Automatic Data Processing Inc.             72       4,571
   Electronic Arts Inc. (a)                   40       1,723
   First Data Corp.                          142       7,461
   Microsoft Corp. (a)                       148       6,434
   Oracle Corp. (a)                          122       3,534
   Siebel Systems Inc. (a) (c)                34       2,317
                                                  -----------
                                                      26,040

Telecommunications - 1.2%
   Asia Global Crossing Ltd. (a)              49         319
   China Unicom - ADR (a)                     79       1,158
   SBC Communications Inc.                    22       1,027
   WorldCom Inc. (a)                          88       1,226
   XO Communications Inc. (a)                 67       1,188
                                                  -----------
                                                       4,918

Telecommunications Equipment - 5.5%
   Cisco Systems Inc. (a)                    244       9,344
   Corning Inc.                               74       3,919
   JDS Uniphase Corp. (a)                     10         409
   Juniper Networks Inc. (a)                  18       2,257
   Nokia Corp. - ADR                          69       3,019
   Nortel Networks Corp.                      37       1,180
   SDL Inc. (a)                               18       2,622
                                                  -----------
                                                      22,750

Tobacco - 1.5%
   Philip Morris Cos. Inc.                   139       6,125

Wireless Telecommunications - 3.1%
   China Telecom (Hong Kong) Ltd. (a)        326       1,781
   Crown Castle International Corp. (a)      127       3,429
   Nextel Communications Inc. (a)             55       1,349
   Sprint Corp. (PCS Group) (a)               97       1,978
   Vodafone AirTouch Plc                   1,154       4,230
                                                  -----------
                                                      12,767
                                                  -----------

     Total Common Stocks
       (cost $363,635)                               393,209
                                                  -----------

                     See notes to the financial statements.

                   T. Rowe Price/JNL Established Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Short Term Investments - 4.4%

Money Market Funds - 4.4%
   Dreyfus Cash Management Plus,
    6.52% (b)                              4,598   $   4,598
    T. Rowe Price Reserves
    Investment Fund, 6.07% (b) (d)        13,479      13,479
                                                  -----------


     Total Short Term Investments
       (cost $18,077)                                 18,077
                                                  -----------

 Total Investments - 100%
     (cost $381,712)                               $ 411,286
                                                  ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2000.
(c) All or a portion of this security has been loaned. The total market value of securities loaned is $1,920 at December 31, 2000.
(d) Affiliated investment as defined by the Investment Company Act of 1940. Income earned for the period ended December 31, 2000 was $779.

Based on the cost of investments of $385,266 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $78,136, the gross unrealized depreciation was $52,116 and the net unrealized appreciation on investments was $26,020.


Summary of Investments by Country, December 31, 2000:

                                        % of Investment
Country                                   Securities        Market Value (000's)
----------------------------------------------------------- --------------------
  Bermuda                                           0.4%     $           1,564
  Canada                                            0.6%                 2,549
  Finland                                           0.7%                 3,019
  Hong Kong                                         1.6%                 6,561
  Israel                                            0.2%                   601
  Japan                                             0.7%                 3,013
  Mexico                                            0.3%                 1,331
  Netherlands                                       1.9%                 7,686
  South Korea                                       0.1%                   562
  United Kingdom                                    1.5%                 6,157
  United States                                    92.0%               378,243
                                     ---------------------- --------------------
     Total                                        100.0%     $         411,286
                                     ====================== ====================

                     See notes to the financial statements.

                     T. Rowe Price/JNL Mid-Cap Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 92.6%

Advertising - 1.8%
   Catalina Marketing Corp. (a)               97   $   3,777
   Lamar Advertising Co. (a)                 102       3,937
                                                   ----------
                                                       7,714

Banks - 0.6%
   North Fork Bancorp. Inc.                  106       2,604

Biotechnology - 2.4%
   Affymetrix Inc. (a)                        32       2,382
   Human Genome Sciences Inc. (a)             12         797
   IDEC Pharmaceuticals Corp. (a)             13       2,464
   Incyte Genomics Inc. (a)                   46       1,139
   Invitrogen Corp. (a)                       39       3,369
                                                   ----------
                                                      10,151

Building Materials - 0.5%
   Martin Marietta Materials Inc.             53       2,221

Commercial Services - 6.9%
   Concord EFS Inc. (a)                      191       8,392
   Hertz Corp.                                61       2,082
   Iron Mountain Inc. (a)                     45       1,674
   Manpower Inc.                             128       4,864
   NOVA Corp. (a)                            157       3,130
   Robert Half International Inc. (a)        192       5,088
   United Rentals Inc. (a)                    44         594
   Viad Corp.                                137       3,151
                                                   ----------
                                                      28,975

Computers - 4.3%
   Affiliated Computer Services
      Inc.  - Class A (a)                    115       6,979
   BISYS Group Inc. (a)                       69       3,597
   Ceridian Corp. (a)                        102       2,032
   Ciber Inc. (a)                             58         284
   McDATA Corp. (a)                           17         903
   SunGard Data Systems Inc. (a)              90       4,241
                                                   ----------
                                                      18,036

Distribution & Wholesale - 0.7%
   Tech Data Corp. (a)                       105       2,840

Diversified Financial Services - 7.3%
   Capital One Financial Corp.                72       4,739
   E*TRADE Group Inc. (a)                     98         723
   eSpeed Inc. (a)                             9         141
   Federated Investors Inc.                  206       5,991
   Franklin Resources Inc.                   108       4,115
   Heller Financial Inc.                     156       4,787
   Waddell & Reed Financial Inc. -
      Class A                                183       6,885
   Waddell & Reed Financial Inc. -
      Class B                                 92       3,458
                                                   ----------
                                                      30,839


                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Electric - 0.2%
   TNPC Inc. (a)                              98   $     962

Electrical Components & Equipment - 0.4%
   Molex Inc.                                 62       1,577

Electronics - 3.9%
   Flextronics International Ltd. (a)        101       2,878
   Garmin Ltd. (a)                            36         711
   Jabil Circuit Inc. (a)                    105       2,664
   Sanmina Corp. (a)                          29       2,222
   SCI Systems Inc. (a)                       52       1,372
   Waters Corp. (a)                           81       6,764
                                                   ----------
                                                      16,611

Environmental Control - 1.2%
   Republic Services Inc. (a)                292       5,019

Food - 0.9%
   Sysco Corp.                                66       1,980
   Whole Foods Market Inc. (a)                33       2,017
                                                   ----------
                                                       3,997

Healthcare - 6.1%
   Apogent Technologies Inc. (a)             163       3,342
   Cytyc Corp. (a)                            27       1,689
   Laboratory Corp. of America
      Holdings (a)                             5         862
   Linecare Holdings Inc. (a)                131       7,475
   MiniMed Inc. (a)                           12         500
   St. Jude Medical Inc. (a)                  85       5,222
   Wellpoint Health Networks Inc. (a)         56       6,455
                                                   ----------
                                                      25,545

Insurance - 3.4%
   ACE Ltd.                                   92       3,904
   MGIC Investment Corp.                      52       3,507
   Progressive Corp.                           9         933
   Protective Life Corp.                      78       2,515
   Radian Group Inc.                          46       3,453
                                                   ----------
                                                      14,312

Internet - 3.9%
   CNET Networks Inc. (a)                     59         943
   Exodus Communications Inc. (a)            159       3,180
   Homestore.com Inc. (a)                     79       1,590
   Internet Security Systems Inc. (a)         46       3,608
   Macromedia Inc. (a)                        29       1,762
   PurchasePro.com Inc. (a)                   51         892
   RealNetworks Inc. (a)                      78         676
   TMP Worldwide Inc. (a)                     44       2,437
   Vignette Corp. (a)                         38         688
   Vitria Technology Inc. (a)                 52         402
   webMD Corp. (a)                            32         254
                                                   ----------
                                                      16,432


                     See notes to the financial statements.

                     T. Rowe Price/JNL Mid-Cap Growth Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Iron & Steel - 0.2%
   Allegheny Technologies Inc.                64   $   1,016

Leisure Time - 0.6%
   Galileo International Inc.                125       2,492

Manufacturing - 2.9%
   Danaher Corp.                              55       3,761
   ITT Industries Inc.                        92       3,564
   Pentair Inc.                              121       2,927
   Teleflex Inc.                              42       1,856
                                                  -----------
                                                      12,108

Media - 2.0%
   Charter Communications Inc. (a)           131       2,972
   Cox Radio Inc. (a)                         72       1,625
   Entercom Communications Corp. (a)          21         730
   Entravision Communications Corp. (a)       78       1,433
   Rogers Communications Inc. -
      Class B (a)                             98       1,666
                                                  -----------
                                                       8,426

Oil & Gas Producers - 3.7%
   Devon Energy Corp.                        103       6,280
   Diamond Offshore Drilling Inc.            118       4,720
   Ocean Energy Inc. (a)                     256       4,448
                                                  -----------
                                                      15,448

Oil & Gas Services - 3.1%
   BJ Services Co. (a)                        65       4,477
   Smith International Inc. (a)               47       3,504
   Tidewater Inc.                            111       4,926
                                                  -----------
                                                      12,907
Pharmaceuticals - 12.8%
   Abgenix Inc. (a)                           22       1,323
   Alkermes Inc. (a)                          19         596
   Allergan Inc.                              41       3,979
   Alpharma Inc.                              21         904
   ALZA Corp. (a)                             10         442
   AmeriSource Health Corp. (a)              181       9,141
   Cephalon Inc. (a)                          46       2,912
   Gilead Sciences Inc. (a)                   56       4,669
   King Pharmaceuticals Inc. (a)             124       6,409
   MedImmune Inc. (a)                         67       3,195
   Omnicare Inc.                             289       6,252
   QLT Photo Therapeutics Inc. (a)            69       1,932
   Sepracor Inc. (a)                          37       2,925
   Shire Pharmaceuticals Group Plc -
      ADR (a)                                 75       3,455
   Teva Pharmaceutical Industries Ltd.
      - ADR                                   65       4,761
   Watson Pharmaceutical Inc. (a)             21       1,075
                                                  -----------
                                                      53,970

Retail - 6.2%
   Best Buy Co. Inc. (a)                      37       1,082
   BJ's Wholesale Club Inc. (a)              105       4,028


                                       Shares
                                       or           Market
                                       Principal    Value
                                       Amount
-------------------------------------------------------------

   Borders Group Inc. (a)                     77   $     900
   Circuit City Stores Inc.                  125       1,438
   Consolidated Stores Corp. (a)             128       1,360
   Family Dollar Stores Inc.                 217       4,652
   MSC Industrial Direct Co. Inc. (a)         78       1,408
   O'Reilly Automotive Inc. (a)              125       3,344
   Outback Steakhouse Inc. (a)               108       2,795
   TJX Cos. Inc.                             190       5,273
                                                  -----------
                                                      26,280
Semiconductors - 5.7%
   Analog Devices Inc. (a)                    98       5,016
   KLA-Tencor Corp. (a)                      174       5,862
   Lattice Semiconductor Corp. (a)           232       4,263
   Maxim Integrated Products Inc. (a)         64       3,060
   Novellus Systems Inc. (a)                  48       1,725
   QLogic Corp. (a)                           11         847
   Xilinx Inc. (a)                            72       3,321
                                                  -----------
                                                      24,094

Software - 4.8%
   Electronic Arts Inc. (a)                   77       3,282
   Informatica Corp. (a)                      56       2,216
   Intuit Inc. (a)                            89       3,510
   Keane Inc. (a)                            126       1,228
   Mercury Interactive Corp. (a)              31       2,798
   NetIQ Corp. (a)                            47       4,107
   Peregrine Systems Inc. (a)                148       2,922
                                                  -----------
                                                      20,063

Telecommunications - 1.8%
   Allegiance Telecom Inc. (a)               187       4,164
   McLeodUSA Inc. (a)                        246       3,474
                                                  -----------
                                                       7,638

Telecommunications Equipment - 0.5%
   Newport Corp.                              12         904
   Sonus Networks Inc. (a)                    49       1,237
                                                  -----------
                                                       2,141

Transportation - 0.8%
   C.H. Robinson Worldwide Inc.               33       1,037
   Expeditors International of
    Washington Inc.                           42       2,228
                                                  -----------
                                                       3,265

Wireless Telecommunications - 3.0%
   Crown Castle International Corp. (a)      124       3,356
   Triton PCS Holdings Inc. (a)               61       2,063
   Western Wireless Corp. (a)                190       7,446
                                                  -----------
                                                      12,865
                                                  -----------

     Total Common Stocks
       (cost $315,868)                               390,548
                                                  -----------

                     See notes to the financial statements.

                    T. Rowe Price/JNL Mid-Cap Growth Series

                     Schedule of Investments (in thousands)

                                        Shares       Market
                                        or           Value
                                        Principal    (000's)
                                        Amount
-------------------------------------------------------------

Short Term Investments - 7.4%

Money Market Funds -7.4%
   Dreyfus Cash Management
    Plus,        6.52% (b)                 1,315   $   1,315
   T. Rowe Price Reserves Investment
      Fund, 6.07% (b) (c)                 30,001      30,001
                                                  -----------

     Total Short Term Investments
       (cost $31,316)                                 31,316
                                                  -----------

Total Investments - 100%
   (cost $347,184)                                 $ 421,864
                                                  ===========
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(c) Affiliated investment as defined by the Investment Company Act of 1940. Income earned for the period ended December 31, 2000 was $1,520.

Based on the cost of investments of $347,917 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $110,047, the gross unrealized depreciation was $36,100 and the net unrealized appreciation on investments was $73,947.

                     See notes to the financial statements.

                         T. Rowe Price/JNL Value Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Common Stocks - 93.2%

Aerospace & Defense - 1.8%
   Lockheed Martin Corp.                      14   $     472

Airlines - 1.0%
   Delta Air Lines Inc.                        5         271

Auto Manufacturers - 0.7%
   Ford Motor Co.                              8         177

Auto Parts & Equipment - 2.4%
   Dana Corp.                                 10         150
   Goodyear Tire & Rubber Co.                 11         244
   TRW Inc.                                    6         228
                                                  -----------
                                                         622

Banks - 6.8%
   AmSouth Bancorp.                           11         169
   Bank of America Corp.                       5         220
   Bank One Corp.                              8         293
   Firstar Corp.                              10         235
   Huntington Bancshares Inc.                  7         118
   KeyCorp                                     8         227
   Mellon Financial Corp.                      5         251
   Summit Bancorp.                             7         252
                                                  -----------
                                                       1,765

Chemicals - 3.9%
   Cabot Corp.                                11         285
   E.I. du Pont de Nemours                     5         217
   Great Lakes Chemical Corp.                  8         294
   Hercules Inc.                              12         233
                                                  -----------
                                                       1,029

Commercial Services - 3.8%
   Dun & Bradstreet Corp. (a)                  3          71
   H&R Block Inc.                              7         277
   Moody's Corp.                               6         159
   R.R. Donnelley & Sons Co.                   9         246
   Vivendi Universal                           4         249
                                                  -----------
                                                       1,002

Computers - 2.6%
   Compaq Computer Corp.                      10         151
   Hewlett-Packard Co.                         7         214
   NCR Corp. (a)                               3         128
   Unisys Corp. (a)                           13         194
                                                  -----------
                                                         687

Cosmetics & Personal Care - 2.3%
   Gillette Co.                               10         368
   Procter & Gamble Co.                        3         244
                                                  -----------
                                                         612

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Diversified Financial Services - 1.9%
   Citigroup Inc.                              5   $     269
   Fannie Mae                                  3         234
                                                  -----------
                                                         503

Electric -  1.0%
   Niagara Mohawk Holdings Inc. (a)           16         260

Electrical Components & Equip. - 0.5%
   Hubbell Inc. - Class B                      5         130

Environmental Control - 1.4%
   Waste Management Inc.                      13         358

Food - 0.8%
   Albertson's Inc.                            8         217

Forest Products & Paper - 2.2%
   Georgia-Pacific Corp. (Timber               8         225
      Group)
   Georgia-Pacific Group.                      2          60
   Mead Corp.                                  9         288
                                                  -----------
                                                         573

Hand & Machine Tools - 2.8%
   Black & Decker Corp.                        8         326
   Stanley Works                              12         368
                                                  -----------
                                                         694

Healthcare - 2.2%
   Aetna Inc. (a)                              5         222
   Becton, Dickinson & Co.                    10         343
                                                  -----------
                                                         565

Holding Companies - Diversified - 1.4%
   Berkshire Hathaway Inc. - Class A (a)       -         355

Household Products - 0.8%
   Fortune Brands Inc.                         6         192

Insurance - 8.5%
   Allstate Corp.                              8         340
   AON Corp.                                   7         250
   Chubb Corp.                                 3         294
   Hartford Financial Services Group
      Inc.                                     5         332
   Loews Corp.                                 5         466
   PartnerRe Ltd.                              4         244
   UnumProvident Corp.                        11         296
                                                  -----------
                                                       2,222

Lodging - 2.5%
   Hilton Hotels Corp.                        26         275
   Starwood Hotels & Resorts
      Worldwide Inc.                          11         377
                                                  -----------
                                                         652

Machinery -  1.7%
   Rockwell International Corp.                9         448


                     See notes to the financial statements.

                         T. Rowe Price/JNL Value Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Manufacturing - 6.9%
   Cooper Industries Inc.                      9   $     390
   Eastman Kodak Co.                           5         209
   Eaton Corp.                                 3         248
   Honeywell International Inc.                8         369
   ITT Industries Inc.                         8         322
   Pall Corp.                                 13         273
                                                  -----------
                                                       1,811

Media - 5.1%
   Chris-Craft Industries Inc. (a)             1          80
   Comcast Corp. (a)                           8         342
   Fox Entertainment Group Inc. (a)            9         156
   Houghton Mifflin Co.                        3         139
   Time Warner Inc.                            5         235
   Viacom Inc. - Class B (a)                   3         127
   Walt Disney Co.                             9         266
                                                  -----------
                                                       1,345

Mining - 1.7%
   Newmont Mining Corp.                       10         166
   Phelps Dodge Corp.                          5         290
                                                  -----------
                                                         456

Oil & Gas Producers -  5.7%
   Amerada Hess Corp.                          4         300
   BP Amoco Plc - ADR                          5         235
   Burlington Resources Inc.                   6         313
   Texaco Inc.                                 5         304
   Unocal Corp.                                5         201
   USX-Marathon Group Inc.                     5         147
                                                  -----------
                                                       1,500

Oil & Gas Services - 0.8%
   Baker Hughes Inc.                           5         208

Packaging & Containers - 0.1%
   Owens-Illinois Inc. (a)                     5          28

Pharmaceuticals -0.9%
   American Home Products Corp.                4         248

Retail - 5.1%
   Dillard's Inc. - Class A                   13         156
   May Department Stores Co.                   9         301
   Nordstrom Inc.                             13         236
   Toys "R" Us Inc. (a)                       17         279
   Tricon Global Restaurants Inc. (a)         11         350
                                                  -----------
                                                       1,322

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Savings & Loans - 1.9%
   Washington Mutual Inc.                      9   $     499

Semiconductors - 0.8%
   Texas Instruments Inc.                      4         208

Software - 1.4%
   BMC Software Inc. (a)                       9         124
   Microsoft Corp. (a)                         6         244
                                                  -----------
                                                         368

Telecommunications - 2.5%
   AT&T Corp.                                 11         185
   CenturyTel Inc.                             7         258
   Sprint Corp. (FON Group)                   11         213
                                                  -----------
                                                         656

Telecommunications Equipment - 0.6%
   Lucent Technologies Inc.                   12         155

Tobacco - 0.7%
   UST Inc.                                    6         180

Toys - 0.8%
   Hasbro Inc.                                20         208

Transportation - 4.1%
   Canadian Pacific Ltd.                       9         263
   CNF Transportation Inc.                     8         277
   Norfolk Southern Corp.                      7          98
   Ryder System Inc.                          14         224
   Union Pacific Corp.                         4         218
                                                  -----------
                                                       1,080

Wireless Telecommunications - 1.1%
   Motorola Inc.                              14         275
                                                  -----------

     Total Common Stocks
       (cost $22,390)                                 24,353
                                                  -----------

                     See notes to the financial statements.

                         T. Rowe Price/JNL Value Series

                     Schedule of Investments (in thousands)

                                        Shares
                                        or           Market
                                        Principal    Value
                                        Amount
-------------------------------------------------------------

Short Term Investments - 6.8%

Money Market Funds - 6.8%
   Dreyfus Cash Management
    Plus,        6.52% (b)                   392   $     392
   T. Rowe Price Reserves Investment
      Fund, 6.07% (b) (c)                  1,389       1,389
                                                  -----------

     Total Short Term Investments
       (cost $1,781)                                   1,781
                                                  -----------

Total Investments - 100%
   (cost $24,171)                                  $  26,134
                                                  ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yield changes daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 2000.
(c) Affiliated investment as defined by the Investment Company Act of 1940. Income earned for the period ended December 31, 2000 was $50.


Based on the cost of investments of $24,259 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $3,521, the gross unrealized depreciation was $1,646 and the net unrealized appreciation on investments was $1,875.

                     See notes to the financial statements.

                       JNL/S&P Conservative Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                                                             Market
                                                            Shares           Value
----------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alliance Growth Series                                        85   $        1,147
  JNL/Janus Aggressive Growth Series                                28              735
  JNL/Janus Global Equities Series                                  29              761
  JNL/Janus Growth & Income Series                                 104              878
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series               90              842
  JNL/PIMCO Total Return Bond Series                                98            1,004
  PPM America/JNL Money Market Series                              477              477
  Salomon Brothers/JNL Balanced Series                              92              973
  Salomon Brothers/JNL Global Bond Series                           94              979
  Salomon Brothers/JNL High Yield Bond Series                      120              917
                                                                        ----------------

Total Investments - 100%
  (cost $9,722)                                                          $        8,713
                                                                        ================


--------------------------------------------------------------------------------
Based on the cost of investments of $9,752 for federal income tax purposes at December 30, 2000, the gross unrealized appreciation was $48, the gross unrealized depreciation was $1,087 and the net unrealized depreciation on investments was $1,039.



                         JNL/S&P Moderate Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                                Shares           Market
                                                                                 Value
--------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alliance Growth Series                                           290   $        3,930
  JNL/Janus Aggressive Growth Series                                   143            3,801
  JNL/Janus Global Equities Series                                      76            1,967
  JNL/Janus Growth & Income Series                                     132            1,115
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series                  346            3,231
  JNL/PIMCO Total Return Bond Series                                   246            2,535
  JNL/Putnam Midcap Series                                              71              699
  Lazard/JNL Mid Cap Value Series                                       45              534
  Salomon Brothers/JNL Balanced Series                                 117            1,235
  Salomon Brothers/JNL Global Bond Series                              120            1,240
  Salomon Brothers/JNL High Yield Bond Series                          152            1,166
                                                                            ----------------

Total Investments - 100%
  (cost $24,816)                                                             $       21,453
                                                                            ================

--------------------------------------------------------------------------------
Based on the cost of investments of $24,885 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $128, the gross unrealized depreciation was $3,560 and the net unrealized depreciation on investments was $3,432.

                     See notes to the financial statements.

                        JNL/S&P Aggressive Growth Series

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                                 Shares           Market
                                                                                  Value
---------------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alliance Growth Series                                            329   $        4,452
  JNL/Janus Aggressive Growth Series                                    162            4,307
  JNL/Janus Global Equities Series                                       69            1,782
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series                   418            3,900
  JNL/Putnam Midcap Series                                              107            1,056
  Lazard/JNL Mid Cap Value Series                                        62              723
  Lazard/JNL Small Cap Value Series                                      45              462
  T. Rowe Price/JNL Mid-Cap Growth Series                                92            2,151
                                                                             ----------------

Total Investments - 100%
  (cost $22,433)                                                              $       18,833
                                                                             ================


--------------------------------------------------------------------------------
Based on the cost of investments of $22,466for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $130, the gross unrealized depreciation was $3,763 and the net unrealized depreciation on investments was $3,633.



                      JNL/S&P Conservative Growth Series I

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                                                                 Market
                                                                Shares           Value
  ------------------------------------------------------------------------------------------

  Investment Company Securities - 100%

  JNL/Alger Growth Series                                              652    $      12,116
  JNL/Eagle Core Equity Series                                         862           13,967
  JNL/Janus Aggressive Growth Series                                   212            5,646
  JNL/Janus Balanced Series                                            147            1,422
  JNL/Janus Global Equities Series                                     451           11,702
  JNL/Putnam Growth Series                                             538           12,320
  JNL/Putnam Value Equity Series                                     1,142           20,312
  PPM America/JNL High Yield Bond Series                             1,133            9,747
  PPM America/JNL Money Market Series                               14,898           14,898
  Salomon Brothers/JNL Global Bond Series                            1,917           19,875
  Salomon Brothers/JNL U.S. Government & Quality Bond Series         1,430           15,671
  T. Rowe Price/JNL Value Series                                       145            1,619
                                                                              --------------

  Total Investments - 100%
    (cost $149,169)                                                           $     139,295
                                                                              ==============


--------------------------------------------------------------------------------
Based on the cost of investments of $150,518 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $2,066, the gross unrealized depreciation was $13,289 and the net unrealized depreciation on investments was $11,223.



                     See notes to the financial statements.

                        JNL/S&P Moderate Growth Series I
                     Schedule of Investments (in thousands)
                                December 31, 2000


                                                                                Market
                                                               Shares           Value
-------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alger Growth Series                                           1,067   $       19,822
  JNL/Eagle Core Equity Series                                      1,412           22,888
  JNL/Janus Aggressive Growth Series                                  692           18,444
  JNL/Janus Balanced Series                                           482            4,661
  JNL/Janus Global Equities Series                                    737           19,151
  JNL/Putnam Growth Series                                          1,321           30,274
  JNL/Putnam Value Equity Series                                    1,584           28,167
  PPM America/JNL High Yield Bond Series                            1,856           15,958
  PPM America/JNL Money Market Series                              12,211           12,211
  Salomon Brothers/JNL Global Bond Series                           1,934           20,054
  Salomon Brothers/JNL U.S. Government & Quality Bond Series        1,173           12,852
  T. Rowe Price/JNL Mid-Cap Growth Series                             509           11,950
    T. Rowe Price/JNL Value Series                                    476            5,306
                                                                            ---------------

Total Investments - 100%
  (cost $241,631)                                                           $      221,738
                                                                            ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $243,874 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $3,883, the gross unrealized depreciation was $26,019 and the net unrealized depreciation on investments was $22,136.


                       JNL/S&P Aggressive Growth Series I

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                                                                 Market
                                                                Shares           Value
--------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alger Growth Series                                              479   $        8,907
  JNL/Alliance Growth Series                                           321            4,347
  JNL/Eagle Core Equity Series                                         632           10,242
  JNL/Janus Aggressive Growth Series                                   466           12,430
  JNL/Janus Balanced Series                                            323            3,131
  JNL/Janus Capital Growth Series                                      158            3,717
  JNL/Janus Global Equities Series                                     332            8,611
  JNL/Putnam Growth Series                                             593           13,583
  JNL/Putnam Value Equity Series                                       579           10,287
  PPM America/JNL High Yield Bond Series                               356            3,064
  Salomon Brothers/JNL Global Bond Series                              756            7,843
  T. Rowe Price/JNL Mid-Cap Growth Series                              227            5,339
  T. Rowe Price/JNL Value Series                                       319            3,553
                                                                             ---------------

Total Investments - 100%
  (cost $109,456)                                                            $       95,054
                                                                             ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $110,033 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $1,393, the gross unrealized depreciation was $16,372 and the net unrealized depreciation on investments was $14,979.


                     See notes to the financial statements.

                     JNL/S&P Very Aggressive Growth Series I

                     Schedule of Investments (in thousands)
                                December 31, 2000


                                                                                  Market
                                                                 Shares           Value
---------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alger Growth Series                                               633   $       11,756
  JNL/Alliance Growth Series                                            424            5,740
  JNL/Eagle SmallCap Equity Series                                      218            3,092
  JNL/Janus Aggressive Growth Series                                    514           13,695
  JNL/Janus Capital Growth Series                                       208            4,908
  JNL/Janus Global Equities Series                                      219            5,690
  JNL/Putnam Growth Series                                              261            5,971
  JNL/Putnam Midcap Growth Series                                       349            3,453
  T. Rowe Price/JNL Mid-Cap Growth Series                               150            3,514
                                                                              ---------------

Total Investments - 100%
  (cost $73,599)                                                              $       57,819
                                                                              ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $73,850 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $71, the gross unrealized depreciation was $16,102 and the net unrealized depreciation on investments was $16,031.


                         JNL/S&P Equity Growth Series I

                     Schedule of Investments (in thousands)
                                December31, 2000


                                                                                 Market
                                                                Shares           Value
  ------------------------------------------------------------------------------------------

  Investment Company Securities  - 100%

    JNL/Alger Growth Series                                          1,076   $       19,998
    JNL/Alliance Growth Series                                         961           13,021
    JNL/Eagle Core Equity Series                                       473            7,664
    JNL/Janus Aggressive Growth Series                                 933           24,860
    JNL/Janus Capital Growth Series                                    236            5,556
    JNL/Janus Global Equities Series                                   497           12,897
    JNL/Putnam Growth Series                                         1,183           27,101
    JNL/Putnam Midcap Growth Series                                    793            7,852
    JNL/Putnam Value Equity Series                                     482            8,563
    T. Rowe Price/JNL Mid-Cap Growth Series                            341            7,993
                                                                             ---------------

  Total Investments - 100%
    (cost $163,178)                                                          $      135,505
                                                                             ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $163,302 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $818, the gross unrealized depreciation was $28,615 and the net unrealized depreciation on investments was $27,797.

                     See notes to the financial statements.

                    JNL/S&P Equity Aggressive Growth Series I

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                                 Shares or
                                                                 Principal         Market
                                                                  Amount           Value
----------------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alger Growth Series                                                327   $        6,069
    JNL/Alliance Growth Series                                           292            3,951
  JNL/Eagle Core Equity Series                                           144            2,327
  JNL/Eagle SmallCap Equity Series                                       150            2,130
  JNL/Janus Aggressive Growth Series                                     354            9,430
  JNL/Janus Capital Growth Series                                         71            1,680
  JNL/Janus Global Equities Series                                       151            3,916
  JNL/Putnam Growth Series                                               269            6,163
  JNL/Putnam Midcap Growth Series                                        241            2,386
  T. Rowe Price/JNL Mid-Cap Growth Series                                104            2,429
                                                                               ---------------

Total Investments - 100%
  (cost $49,773)                                                               $       40,481
                                                                               ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $49,858 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $85, the gross unrealized depreciation was $9,462 and the net unrealized depreciation on investments was $9,377.



                      JNL/S&P Conservative Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alliance Growth Series                                          96   $        1,299
  JNL/Janus Aggressive Growth Series                                  31              823
  JNL/Janus Global Equities Series                                    33              854
  JNL/Janus Growth & Income Series                                    59              498
  JNL/PIMCO Total Return Bond Series                                 110            1,133
  JNL/Putnam Growth Series                                            39              901
  JNL/Putnam Value Equity Series                                      63            1,128
  Salomon Brothers/JNL Balanced Series                               104            1,097
  Salomon Brothers/JNL Global Bond Series                            106            1,103
  Salomon Brothers/JNL High Yield Bond Series                        135            1,033
                                                                           ---------------

Total Investments - 100%
  (cost $10,664)                                                           $        9,869
                                                                          ================


--------------------------------------------------------------------------------
Based on the cost of investments of $10,770 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $107, the gross unrealized depreciation was $1,008 and the net unrealized depreciation on investments was $901.

                     See notes to the financial statements.

                        JNL/S&P Moderate Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alliance Growth Series                                         174   $        2,356
  JNL/Janus Aggressive Growth Series                                  84            2,245
  JNL/Janus Global Equities Series                                    60            1,554
  JNL/Janus Growth & Income Series                                   173            1,466
  JNL/PIMCO Total Return Bond Series                                 102            1,053
  JNL/Putnam Growth Series                                            72            1,639
  JNL/Putnam Midcap Growth Series                                     58              574
  JNL/Putnam Value Equity Series                                     118            2,091
  Lazard/JNL Mid Cap Value Series                                     76              890
  Salomon Brothers/JNL Balanced Series                               192            2,033
  Salomon Brothers/JNL Global Bond Series                             99            1,024
  Salomon Brothers/JNL High Yield Bond Series                        125              955
                                                                           ---------------

Total Investments - 100%
  (cost $19,399)                                                           $       17,880
                                                                           ===============

--------------------------------------------------------------------------------
Based on the cost of investments of $19,490 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $346, the gross unrealized depreciation was $1,956 and the net unrealized depreciation on investments was $1,610.



                       JNL/S&P Aggressive Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alliance Growth Series                                          83   $        1,130
  JNL/Janus Aggressive Growth Series                                  30              806
  JNL/Janus Global Equities Series                                    22              559
  JNL/Janus Growth & Income Series                                    62              525
  JNL/Putnam Growth Series                                            39              883
  JNL/Putnam Midcap Growth Series                                     21              206
  JNL/Putnam Value Equity Series                                      63            1,122
  Lazard/JNL Mid Cap Value Series                                     27              318
  Salomon Brothers/JNL Global Bond Series                             35              366
   Salomon Brothers/JNL High Yield Bond Series                        44              341
                                                                           ---------------

Total Investments - 100%
  (cost $6,995)                                                            $        6,256
                                                                           ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $7,100 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $125, the gross unrealized depreciation was $969 and the net unrealized depreciation on investments was $844.

                     See notes to the financial statements.

                    JNL/S&P Very Aggressive Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alliance Growth Series                                          93   $        1,256
  JNL/Janus Aggressive Growth Series                                  45            1,193
  JNL/Janus Global Equities Series                                    16              415
  JNL/Putnam Growth Series                                            19              437
  JNL/Putnam Midcap Growth Series                                     15              153
  JNL/Putnam Value Equity Series                                      13              223
  Lazard/JNL Mid Cap Value Series                                     20              237
  Lazard/JNL Small Cap Value Series                                   22              223
  T. Rowe Price/JNL Mid-Cap Growth Series                             11              259
                                                                           ---------------

Total Investments - 100%
  (cost $5,125)                                                            $        4,396
                                                                           ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $5,168 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $79, the gross unrealized depreciation was $851 and the net unrealized depreciation on investments was $772.



                         JNL/S&P Equity Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities - 100%

  JNL/Alliance Growth Series                                         155   $        2,106
  JNL/Janus Aggressive Growth Series                                  76            2,013
  JNL/Janus Global Equities Series                                    40            1,044
  JNL/Janus Growth & Income Series                                    43              367
  JNL/Putnam Growth Series                                            96            2,196
  JNL/Putnam Midcap Growth Series                                     39              384
  JNL/Putnam Value Equity Series                                      79            1,397
  Lazard/JNL Mid Cap Value Series                                     51              594
  Lazard/JNL Small Cap Value Series                                   68              701
  T. Rowe Price/JNL Mid-Cap Growth Series                             28              651
                                                                           ---------------

Total Investments - 100%
  (cost $13,004)                                                           $       11,453
                                                                           ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $13,080 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $260, the gross unrealized depreciation was $1,887 and the net unrealized depreciation on investments was $1,627.

                     See notes to the financial statements.

                   JNL/S&P Equity Aggressive Growth Series II

                     Schedule of Investments (in thousands)
                                December 31, 2000

                                                              Shares           Market
                                                                               Value
------------------------------------------------------------------------------------------

Investment Company Securities  - 100%

  JNL/Alliance Growth Series                                          60   $          813
  JNL/Janus Aggressive Growth Series                                  29              774
  JNL/Janus Global Equities Series                                    12              322
  JNL/Putnam Growth Series                                            22              507
  JNL/Putnam Midcap Growth Series                                     12              118
  JNL/Putnam Value Equity Series                                      19              343
  Lazard/JNL Mid Cap Value Series                                     15              182
  Lazard/JNL Small Cap Value Series                                   21              214
    T. Rowe Price/JNL Mid-Cap Growth Series                            9              200
                                                                           ---------------

Total Investments - 100%
  (cost $4,045)                                                            $        3,473
                                                                           ===============


--------------------------------------------------------------------------------
Based on the cost of investments of $4,074 for federal income tax purposes at December 31, 2000, the gross unrealized appreciation was $75, the gross unrealized depreciation was $676 and the net unrealized depreciation on investments was $601.



                     See notes to the financial statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                                                                            JNL/         JNL/
                                                                                            JNL/Eagle    J.P. Morgan  J.P. Morgan
                                                    JNL/Alger    JNL/Alliance  JNL/Eagle     SmallCap    Enhanced S&P International
                                                      Growth       Growth      Core Equity    Equity     500 Stock    & Emerging
                                                      Series       Series        Series       Series     Index Series Markets Series
                                                    -----------  ------------  -----------  -----------  -----------  -----------
Assets
Investments, at cost                                  $459,656      $109,851     $149,536     $ 85,842      $23,544      $ 9,870
                                                    ===========  ============  ===========  ===========  ===========  ===========
Investments, at value                                 $458,896      $ 96,906     $149,897     $ 79,461      $22,534      $ 9,550
Cash                                                         -             -            -            -            -            -
Foreign currency                                             -             -            -            -            -            -
Receivables:
   Dividends and interest                                  427            38          175           59           24            9
   Forward currency contracts                                -             -            -            -            -          109
   Foreign taxes recoverable                                 -             -            -            -            -           15
   Fund shares sold                                        178           256          109           39          117            2
   Investment securities sold                              724           888          157            -           79          252
   Other                                                     -             -            -            -            -            -
Collateral for securities loaned                         7,537         1,362        1,071          110           33            -
                                                    -----------  ------------  -----------  -----------  -----------  -----------
Total assets                                           467,762        99,450      151,409       79,669       22,787        9,937
                                                    -----------  ------------  -----------  -----------  -----------  -----------

Liabilities
Cash overdraft                                               -             -            -            -            4          216
Payables:
   Administrative fees                                      39             8           12            6            2            1
   Advisory fees                                           376            61          105           61           15            8
   Investment securities purchased                           -         4,791        3,290        2,277           73            -
   Income payable                                            -             -            -            -            -            -
   Forward currency contracts                                -             -            -            -            -           96
   Fund shares redeemed                                    233           247           27           15           38          351
   Other                                                     -             -            -            -            -            1
Investment securities sold short, at value (a)               -             -            -            -            -            -
Options written, at value (b)                                -             -           16            -            -            -
Return of collateral for securities loaned               7,537         1,362        1,071          110           33            -
                                                    -----------  ------------  -----------  -----------  -----------  -----------
Total liabilities                                        8,185         6,469        4,521        2,469          165          673
                                                    -----------  ------------  -----------  -----------  -----------  -----------
Net assets                                            $459,577      $ 92,981     $146,888     $ 77,200      $22,622      $ 9,264
                                                    ===========  ============  ===========  ===========  ===========  ===========

Net assets consist of:
Paid-in capital                                       $463,607      $109,984     $150,599     $ 82,497      $24,576      $10,073
Undistributed (accumulated) net
   investment income (loss)                                  -             -           29            -           16          (21)
Accumulated net realized gain (loss)                    (3,270)       (4,058)      (4,101)       1,084         (957)        (479)
Net unrealized appreciation (depreciation)                (760)      (12,945)         361       (6,381)      (1,013)        (309)
                                                    -----------  ------------  -----------  -----------  -----------  -----------
                                                      $459,577      $ 92,981     $146,888     $ 77,200      $22,622      $ 9,264
                                                    ===========  ============  ===========  ===========  ===========  ===========

Shares outstanding (no par value),
   unlimited shares authorized                          24,741         6,861        9,064        5,436        2,423          946
                                                    ===========  ============  ===========  ===========  ===========  ===========
Net asset value per share                              $ 18.58       $ 13.55      $ 16.21      $ 14.20       $ 9.34       $ 9.79
                                                    ===========  ============  ===========  ===========  ===========  ===========

------------------------------------
(a)   Proceeds from short sales                            $ -           $ -          $ -          $ -          $ -          $ -
(b)   Premiums from options written                          -             -           17            -            -            -

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                  JNL/Janus                   JNL/Janus     JNL/Janus    JNL/Janus
                                                 Aggressive     JNL/Janus      Capital       Global       Growth &
                                                   Growth       Balanced        Growth      Equities       Income
                                                   Series        Series         Series        Series       Series
                                                 ------------  ------------  ------------- ------------ -------------
Assets
Investments, at cost                                $787,988      $ 43,989      $ 579,394     $634,775      $ 24,560
                                                 ============  ============  ============= ============ =============
Investments, at value                               $749,266      $ 43,925      $ 493,727     $681,389      $ 23,223
Cash                                                      78             -             18          284             -
Foreign currency                                           -             -              -          307             -
Receivables:
   Dividends and interest                                 78           328             29          167            42
   Forward currency contracts                          4,150             -              -        7,535             -
   Foreign taxes recoverable                               -             -              -          137             -
   Fund shares sold                                      334            66            273          158            22
   Investment securities sold                          7,142            36          4,690        1,236            33
   Other                                                   -             -              -            -             -
Collateral for securities loaned                      31,076             -            818       11,858             -
                                                 ------------  ------------  ------------- ------------ -------------
Total assets                                         792,124        44,355        499,555      703,071        23,320
                                                 ------------  ------------  ------------- ------------ -------------

Liabilities
Cash overdraft                                             -            21              -            -            53
Payables:
   Administrative fees                                    65             4             43           59             2
   Advisory fees                                         576            34            385          547            18
   Investment securities purchased                     1,105             -          1,105          568            10
   Income payable                                          -             -              -            -             -
   Forward currency contracts                          7,384             -              -        6,013             -
   Fund shares redeemed                                6,946             2            374       18,839            25
   Other                                                   -             -              -            -             -
Investment securities sold short, at value (a)             -             -              -            -             -
Options written, at value (b)                              -             -              -            -             -
Return of collateral for securities loaned            31,076             -            818       11,858             -
                                                 ------------  ------------  ------------- ------------ -------------
Total liabilities                                     47,152            61          2,725       37,884           108
                                                 ------------  ------------  ------------- ------------ -------------
Net assets                                          $744,972      $ 44,294      $ 496,830     $665,187      $ 23,212
                                                 ============  ============  ============= ============ =============

Net assets consist of:
Paid-in capital                                     $801,229      $ 45,524      $ 617,875     $621,036      $ 25,179
Undistributed (accumulated) net
   investment income (loss)                             (975)           16              -       (2,628)            7
Accumulated net realized gain (loss)                 (13,326)       (1,182)       (35,378)      (1,361)         (637)
Net unrealized appreciation (depreciation)           (41,956)          (64)       (85,667)      48,140        (1,337)
                                                 ------------  ------------  ------------- ------------ -------------
                                                    $744,972      $ 44,294      $ 496,830     $665,187      $ 23,212
                                                 ============  ============  ============= ============ =============

Shares outstanding (no par value),
   unlimited shares authorized                        27,949         4,572         21,101       25,617         2,741
                                                 ============  ============  ============= ============ =============
Net asset value per share                            $ 26.65        $ 9.69        $ 23.55      $ 25.97        $ 8.47
                                                 ============  ============  ============= ============ =============

------------------------------------
(a)   Proceeds from short sales                          $ -           $ -            $ -          $ -           $ -
(b)   Premiums from options written                        -             -              -            -             -

                     See notes to the financial statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                      JNL/PIMCO     JNL/      JNL/Putnam   JNL/Putnam    JNL/Putnam
                                                     Total Return  Putnam     International  Midcap        Value
                                                        Bond       Growth       Equity       Growth        Equity
                                                       Series      Series       Series       Series        Series
                                                     ------------ ----------  -----------  -----------  -------------
Assets
Investments, at cost                                    $ 35,019  $ 469,364     $131,592      $46,671      $ 397,577
                                                     ============ ==========  ===========  ===========  =============
Investments, at value                                   $ 35,299  $ 496,682     $130,382      $46,811      $ 422,416
Cash                                                           -          -            3            -              -
Foreign currency                                              90          -           39            -              -
Receivables:
   Dividends and interest                                    287        295           94           16            564
   Forward currency contracts                                  1          -            3            -              -
   Foreign taxes recoverable                                   -          -           91            -              -
   Fund shares sold                                          344        473           38          130            177
   Investment securities sold                              3,908      9,099           41          986              -
   Other                                                      10          -            -            -              -
Collateral for securities loaned                               -      5,588        4,011            -          2,318
                                                     ------------ ----------  -----------  -----------  -------------
Total assets                                              39,939    512,137      134,702       47,943        425,475
                                                     ------------ ----------  -----------  -----------  -------------

Liabilities
Cash overdraft                                               278          -            -            -              -
Payables:
   Administrative fees                                         2         42           10            4             35
   Advisory fees                                              12        357          111           35            295
   Investment securities purchased                        13,298      8,718          563        1,750              -
   Income payable                                              -          -            -            -              -
   Forward currency contracts                                 25          -            -            -              -
   Fund shares redeemed                                        1        133        3,191           32             77
   Other                                                      39          -            -            -              -
Investment securities sold short, at value                 4,562(a)       -            -            -              -
Options written, at value (b)                                  7          -            -            -              -
Return of collateral for securities loaned                     -      5,588        4,011            -          2,318
                                                     ------------ ----------  -----------  -----------  -------------
Total liabilities                                         18,224     14,838        7,886        1,821          2,725
                                                     ------------ ----------  -----------  -----------  -------------
Net assets                                              $ 21,715  $ 497,299     $126,816      $46,122      $ 422,750
                                                     ============ ==========  ===========  ===========  =============

Net assets consist of:
Paid-in capital                                         $ 21,339  $ 483,444     $129,355      $47,009      $ 413,692
Undistributed (accumulated) net
   investment income (loss)                                    7          -          (14)           -             28
Accumulated net realized gain (loss)                         206    (13,463)      (1,315)      (1,027)       (15,809)
Net unrealized appreciation (depreciation)                   163     27,318       (1,210)         140         24,839
                                                     ------------ ----------  -----------  -----------  -------------
                                                        $ 21,715  $ 497,299     $126,816      $46,122      $ 422,750
                                                     ============ ==========  ===========  ===========  =============

Shares outstanding (no par value),
   unlimited shares authorized                             2,111     21,706       10,370        4,658         23,781
                                                     ============ ==========  ===========  ===========  =============
Net asset value per share                                $ 10.29    $ 22.91      $ 12.23       $ 9.90        $ 17.78
                                                     ============ ==========  ===========  ===========  =============

------------------------------------
(a)   Proceeds from short sales                          $ 4,499        $ -          $ -          $ -            $ -
(b)   Premiums from options written                            5          -            -            -              -

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                                                                                          Salomon
                                               Lazard/JNL      Lazard/JNL        PPM             PPM           PPM       Brothers/
                                                 Mid Cap       Small Cap     America/JNL     America/JNL     America/       JNL
                                                  Value          Value         Balanced      High Yield     JNL Money    Balanced
                                                 Series          Series         Series       Bond Series    Market Series Series
                                              --------------  -------------  -------------  --------------  -----------------------
Assets
Investments, at cost                               $ 13,946       $ 13,287      $ 150,917       $ 160,715    $ 161,266     $12,668
                                              ==============  =============  =============  ==============  ===========  ==========
Investments, at value                              $ 15,480       $ 14,622      $ 154,146       $ 141,193    $ 161,266     $13,045
Cash                                                      1              -              -               -            -           -
Foreign currency                                          -              -              -               -            -           -
Receivables:
   Dividends and interest                                20             11          1,080           3,426            6          74
   Forward currency contracts                             -              -              -               -            -           -
   Foreign taxes recoverable                              -              -              -               -            -           -
   Fund shares sold                                     193             11             79              50       25,175         218
   Investment securities sold                            81             82            195               -            -           -
   Other                                                  -              -              -               -            -           -
Collateral for securities loaned                          -              -         32,313          20,756            -           -
                                              --------------  -------------  -------------  --------------  -----------  ----------
Total assets                                         15,775         14,726        187,813         165,425      186,447      13,337
                                              --------------  -------------  -------------  --------------  -----------  ----------

Liabilities
Cash overdraft                                            -              -              -               -            -           -
Payables:
   Administrative fees                                    1              1             13              12           14           1
   Advisory fees                                         12             12             92              86           87           9
   Investment securities purchased                      274             86            114               -            -         729
   Income payable                                         -              -              -               -          866           -
   Forward currency contracts                             -              -              -               -            -           -
   Fund shares redeemed                                  10             13             11              55          468           1
   Other                                                  -              -              -               -            -           -
Investment securities sold short,
  at value (a)                                            -              -              -               -            -           -
Options written, at value (b)                             -              -              -               -            -           -
Return of collateral for securities loaned                -              -         32,313          20,756            -           -
                                              --------------  -------------  -------------  --------------  -----------  ----------
Total liabilities                                       297            112         32,543          20,909        1,435         740
                                              --------------  -------------  -------------  --------------  -----------  ----------
Net assets                                         $ 15,478       $ 14,614      $ 155,270       $ 144,516    $ 185,012     $12,597
                                              ==============  =============  =============  ==============  ===========  ==========

Net assets consist of:
Paid-in capital                                    $ 13,436       $ 13,486      $ 154,379       $ 182,235    $ 185,012     $12,304
Undistributed (accumulated) net
   investment income (loss)                               2              4            447             266            -          14
Accumulated net realized gain (loss)                    506           (211)        (2,785)        (18,463)           -         (98)
Net unrealized appreciation (depreciation)            1,534          1,335          3,229         (19,522)           -         377
                                              --------------  -------------  -------------  --------------  -----------  ----------
                                                   $ 15,478       $ 14,614      $ 155,270       $ 144,516    $ 185,012     $12,597
                                              ==============  =============  =============  ==============  ===========  ==========

Shares outstanding (no par value),
   unlimited shares authorized                        1,318          1,421         11,826          16,803      185,012       1,190
                                              ==============  =============  =============  ==============  ===========  ==========
Net asset value per share                           $ 11.75        $ 10.28        $ 13.13          $ 8.60       $ 1.00      $10.58
                                              ==============  =============  =============  ==============  ===========  ==========

------------------------------------
(a)   Proceeds from short sales                         $ -            $ -            $ -             $ -          $ -         $ -
(b)   Premiums from options written                       -              -              -               -            -           -

                     See notes to the financial statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                              Salomon        Salomon          Salomon        T. Rowe        T. Rowe
                                             Brothers/      Brothers/      Brothers/JNL     Price/JNL      Price/JNL      T. Rowe
                                                JNL            JNL         U.S. Government Established      Mid-Cap      Price/JNL
                                            Global Bond    High Yield        & Quality       Growth         Growth         Value
                                              Series       Bond Series      Bond Series      Series         Series         Series
                                            ------------   --------------  --------------  ------------  --------------  -----------
Assets
Investments, at cost                          $ 156,082         $ 18,390       $ 180,739      $381,712       $ 347,184      $24,171
                                            ============   ==============  ==============  ============  ==============  ===========
Investments, at value                         $ 154,371         $ 16,082       $ 184,793      $411,286       $ 421,864      $26,134
Cash                                                 38               10               -             -               -            -
Foreign currency                                     18                -               -           244               -            -
Receivables:
   Dividends and interest                         1,641              352           1,155           396             283           41
   Forward currency contracts                       120                -               -             -               -            -
   Foreign taxes recoverable                          -                -               -             4               -            -
   Fund shares sold                                 379                6             385           193             370          459
   Investment securities sold                     2,561                -           4,853           371              73            -
   Other                                              -                -               -             -               -            -
Collateral for securities loaned                      -                -          44,677         2,133               -            -
                                            ------------   --------------  --------------  ------------  --------------  -----------
Total assets                                    159,128           16,450         235,863       414,627         422,590       26,634
                                            ------------   --------------  --------------  ------------  --------------  -----------

Liabilities
Cash overdraft                                        -                -               -           261               -            -
Payables:
   Administrative fees                               10                1              12            35              34            2
   Advisory fees                                     81               11              80           284             315           18
   Investment securities purchased               42,045                -          52,944             -           2,133          160
   Income payable                                     -                -               -             -               -            -
   Forward currency contracts                       322                -               -             -               -            -
   Fund shares redeemed                               8                1              20            59             312            8
   Other                                              8                -               8             -               -            -
Investment securities sold short,
 at value (a)                                         -                -               -             -               -            -
Options written, at value (b)                         -                -               -             -               -            -
Return of collateral for securities loaned            -                -          44,677         2,133               -            -
                                            ------------   --------------  --------------  ------------  --------------  -----------
Total liabilities                                42,474               13          97,741         2,772           2,794          188
                                            ------------   --------------  --------------  ------------  --------------  -----------
Net assets                                    $ 116,654         $ 16,437       $ 138,122      $411,855       $ 419,796      $26,446
                                            ============   ==============  ==============  ============  ==============  ===========

Net assets consist of:
Paid-in capital                               $ 120,439         $ 19,589       $ 137,598      $384,643       $ 346,681      $24,033
Undistributed (accumulated) net
   investment income (loss)                         321               17             224            (9)              -           (2)
Accumulated net realized gain (loss)             (2,203)            (861)         (3,754)       (2,363)         (1,565)         452
Net unrealized appreciation (depreciation)       (1,903)          (2,308)          4,054        29,584          74,680        1,963
                                            ------------   --------------  --------------  ------------  --------------  -----------
                                              $ 116,654         $ 16,437       $ 138,122      $411,855       $ 419,796      $26,446
                                            ============   ==============  ==============  ============  ==============  ===========

Shares outstanding (no par value),
   unlimited shares authorized                   11,252            2,144          12,606        21,976          17,886        2,374
                                            ============   ==============  ==============  ============  ==============  ===========
Net asset value per share                       $ 10.37           $ 7.67         $ 10.96       $ 18.74         $ 23.47      $ 11.14
                                            ============   ==============  ==============  ============  ==============  ===========

------------------------------------
(a)   Proceeds from short sales                     $ -              $ -             $ -           $ -             $ -          $ -
(b)   Premiums from options written                   -                -               -             -               -            -

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                   JNL/S&P        JNL/S&P        JNL/S&P      JNL/S&P       JNL/S&P
                                                  Conservative    Moderate     Aggressive    Conservative   Moderate
                                                    Growth         Growth        Growth        Growth        Growth
                                                    Series         Series        Series       Series I      Series I
                                                  -----------    ------------- ------------  -----------  -------------
Assets
Investments, at cost                                 $ 9,722         $ 24,816     $ 22,433     $149,169      $ 241,631
                                                  ===========    ============= ============  ===========  =============
Investments, at value                                $ 8,713         $ 21,453     $ 18,833     $139,295      $ 221,738
Cash                                                       -                -            -            -              -
Foreign currency                                           -                -            -            -              -
Receivables:
   Dividends and interest                                  2                -            -           73             60
   Forward currency contracts                              -                -            -            -              -
   Foreign taxes recoverable                               -                -            -            -              -
   Fund shares sold                                       23               41          113          365            300
   Investment securities sold                              -                -            -            -              -
   Other                                                   -                -            -            -              -
Collateral for securities loaned                           -                -            -            -              -
                                                  -----------    ------------- ------------  -----------  -------------
Total assets                                           8,738           21,494       18,946      139,733        222,098
                                                  -----------    ------------- ------------  -----------  -------------

Liabilities
Cash overdraft                                             -                -            -            -              -
Payables:
   Administrative fees                                     -                -            -            -              -
   Advisory fees                                           1                4            3           23             36
   Investment securities purchased                         -                -            -            -              -
   Income payable                                          -                -            -            -              -
   Forward currency contracts                              -                -            -            -              -
   Fund shares redeemed                                    -                1           46            9             10
   Other                                                   -                -            -            -              -
Investment securities sold short, at value (a)             -                -            -            -              -
Options written, at value (b)                              -                -            -            -              -
Return of collateral for securities loaned                 -                -            -            -              -
                                                  -----------    ------------- ------------  -----------  -------------
Total liabilities                                          1                5           49           32             46
                                                  -----------    ------------- ------------  -----------  -------------
Net assets                                           $ 8,737         $ 21,489     $ 18,897     $139,701      $ 222,052
                                                  ===========    ============= ============  ===========  =============

Net assets consist of:
Paid-in capital                                      $ 9,322         $ 23,675     $ 21,360     $138,912      $ 224,383
Undistributed (accumulated) net
   investment income (loss)                              292              648          370        5,714          8,336
Accumulated net realized gain (loss)                     132              529          767        4,949          9,226
Net unrealized appreciation (depreciation)            (1,009)          (3,363)      (3,600)      (9,874)       (19,893)
                                                  -----------    ------------- ------------  -----------  -------------
                                                     $ 8,737         $ 21,489     $ 18,897     $139,701      $ 222,052
                                                  ===========    ============= ============  ===========  =============

Shares outstanding (no par value),
   unlimited shares authorized                           916            2,338        1,996       11,811         17,951
                                                  ===========    ============= ============  ===========  =============
Net asset value per share                             $ 9.54           $ 9.19       $ 9.47      $ 11.83        $ 12.37
                                                  ===========    ============= ============  ===========  =============

------------------------------------
(a)   Proceeds from short sales                          $ -              $ -          $ -          $ -            $ -
(b)   Premiums from options written                        -                -            -            -              -

                     See notes to the financial statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                              JNL/S&P                        JNL/S&P
                                               JNL/S&P         Very          JNL/S&P          Equity        JNL/S&P       JNL/S&P
                                             Aggressive     Aggressive       Equity         Aggressive     Conservative   Moderate
                                               Growth         Growth         Growth           Growth         Growth        Growth
                                              Series I       Series I       Series I         Series I      Series II     Series II
                                            --------------  ------------  --------------   -------------  -----------  -------------
Assets
Investments, at cost                            $ 109,456      $ 73,599       $ 163,178         $ 49,773      $10,664      $ 19,399
                                            ==============  ============  ==============   =============  ===========  ============
Investments, at value                            $ 95,054      $ 57,819       $ 135,505         $ 40,481      $ 9,869      $ 17,880
Cash                                                    -             -               -                -            -             -
Foreign currency                                        -             -               -                -            -             -
Receivables:
   Dividends and interest                               -             -               -                -            -             -
   Forward currency contracts                           -             -               -                -            -             -
   Foreign taxes recoverable                            -             -               -                -            -             -
   Fund shares sold                                    46            34              47                6            -             8
   Investment securities sold                           -             -               -                -            -             -
   Other                                                -             -               -                -            -             -
Collateral for securities loaned                        -             -               -                -            -             -
                                            --------------  ------------  --------------   -------------  -----------  ------------
Total assets                                       95,100        57,853         135,552           40,487        9,869        17,888
                                            --------------  ------------  --------------   -------------  -----------  ------------

Liabilities
Cash overdraft                                          -             -               -                -            -             -
Payables:
   Administrative fees                                  -             -               -                -            -             -
   Advisory fees                                       16            10              23                7            2             3
   Investment securities purchased                      -             -               -                -            -             -
   Income payable                                       -             -               -                -            -             -
   Forward currency contracts                           -             -               -                -            -             -
   Fund shares redeemed                                 9             2               6                9            -             1
   Other                                                -             -               -                -            -             -
Investment securities sold short,
  at value (a)                                          -             -               -                -            -             -
Options written, at value (b)                           -             -               -                -            -             -
Return of collateral for securities
  loaned                                                -             -               -                -            -             -
                                            --------------  ------------  --------------   -------------  -----------  ------------
Total liabilities                                      25            12              29               16            2             4
                                            --------------  ------------  --------------   -------------  -----------  ------------
Net assets                                       $ 95,075      $ 57,841       $ 135,523         $ 40,471      $ 9,867      $ 17,884
                                            ==============  ============  ==============   =============  ===========  ============

Net assets consist of:
Paid-in capital                                 $ 100,249      $ 66,851       $ 149,046         $ 44,933      $10,570      $ 18,227
Undistributed (accumulated) net
   investment income (loss)                         3,307         1,468           3,439            1,188          218           499
Accumulated net realized gain (loss)                5,921         5,302          10,711            3,642         (126)          677
Net unrealized appreciation (depreciation)        (14,402)      (15,780)        (27,673)          (9,292))       (795)       (1,519)
                                            --------------  ------------  --------------   -------------  -----------  ------------
                                                 $ 95,075      $ 57,841       $ 135,523         $ 40,471      $ 9,867      $ 17,884
                                            ==============  ============  ==============   =============  ===========  ============

Shares outstanding (no par value),
   unlimited shares authorized                      7,394         4,422          10,768            3,213          980         1,593
                                            ==============  ============  ==============   =============  ===========  ============
Net asset value per share                         $ 12.86       $ 13.08         $ 12.59          $ 12.59      $ 10.07       $ 11.22
                                            ==============  ============  ==============   =============  ===========  ============

------------------------------------
(a)   Proceeds from short sales                       $ -           $ -             $ -              $ -          $ -           $ -
(b)   Premiums from options written                     -             -               -                -            -             -

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2000

                                                                  JNL/S&P                     JNL/S&P
                                                     JNL/S&P       Very        JNL/S&P        Equity
                                                    Aggressive   Aggressive    Equity       Aggressive
                                                     Growth       Growth       Growth         Growth
                                                    Series II    Series II    Series II      Series II
                                                    ----------   ----------  ------------   ------------
Assets
Investments, at cost                                   $6,995       $5,125      $ 13,004        $ 4,045
                                                    ==========   ==========  ============   ============
Investments, at value                                  $6,256       $4,396      $ 11,453        $ 3,473
Cash                                                        -            -             -              -
Foreign currency                                            -            -             -              -
Receivables:
   Dividends and interest                                   -            -             -              -
   Forward currency contracts                               -            -             -              -
   Foreign taxes recoverable                                -            -             -              -
   Fund shares sold                                         2            -             -              2
   Investment securities sold                               -            -             -              -
   Other                                                    -            -             -              -
Collateral for securities loaned                            -            -             -              -
                                                    ----------   ----------  ------------   ------------
Total assets                                            6,258        4,396        11,453          3,475
                                                    ----------   ----------  ------------   ------------

Liabilities
Cash overdraft                                              -            -             -              -
Payables:
   Administrative fees                                      -            -             -              -
   Advisory fees                                            1            1             2              -
   Investment securities purchased                          -            -             -              -
   Income payable                                           -            -             -              -
   Forward currency contracts                               -            -             -              -
   Fund shares redeemed                                     -            -           208              -
   Other                                                    -            -             -              -
Investment securities sold short, at value (a)              -            -             -              -
Options written, at value (b)                               -            -             -              -
Return of collateral for securities loaned                  -            -             -              -
                                                    ----------   ----------  ------------   ------------
Total liabilities                                           1            1           210              -
                                                    ----------   ----------  ------------   ------------
Net assets                                             $6,257       $4,395      $ 11,243        $ 3,475
                                                    ==========   ==========  ============   ============

Net assets consist of:
Paid-in capital                                        $6,544       $4,744      $ 12,072        $ 3,815
Undistributed (accumulated) net
   investment income (loss)                               149          104           221             74
Accumulated net realized gain (loss)                      303          276           501            158
Net unrealized appreciation (depreciation)               (739)        (729)       (1,551)          (572)
                                                    ----------   ----------  ------------   ------------
                                                       $6,257)      $4,395)     $ 11,243)       $ 3,475
                                                    ==========   ==========  ============   ============

Shares outstanding (no par value),
   unlimited shares authorized                            551          353           946            279
                                                    ==========   ==========  ============   ============
Net asset value per share                              $11.36       $12.45       $ 11.89        $ 12.46
                                                    ==========   ==========  ============   ============

------------------------------------
(a)   Proceeds from short sales                           $ -          $ -           $ -            $ -
(b)   Premiums from options written                         -            -             -              -

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                                                                          JNL/         JNL/
                                                                                          JNL/Eagle    J.P. Morgan  J.P. Morgan
                                                   JNL/Alger   JNL/Alliance  JNL/Eagle    SmallCap     Enhanced S&P International
                                                    Growth        Growth     Core Equity   Equity      500 Stock    & Emerging
                                                    Series        Series      Series       Series      Index Series Markets Series
                                                  ------------ ------------- ----------  ------------  -----------  -------------
Investment income
   Dividends                                          $ 2,298         $ 324     $1,352         $ 247        $ 192        $ 164
   Interest                                             2,607           234        505           316           23           (6)
   Foreign taxes withheld                                  (1)           (4)        (4)           (1)          (1)         (21)
   Securities lending                                       8             2         25            12            7            -
                                                  ------------ ------------- ----------  ------------  -----------  -----------
Total investment income                                 4,912           556      1,878           574          221          137
                                                  ------------ ------------- ----------  ------------  -----------  -----------

Expenses
   Administrative fees                                    474            63        122            76           15            9
   Advisory fees                                        4,578           489      1,063           724          121           91
   Interest expense                                         -             -          -             -            -            -
   12b-1 fees                                               -             -          -             -            -            -
                                                  ------------ ------------- ----------  ------------  -----------  -----------
Total expenses                                          5,052           552      1,185           800          136          100
                                                  ------------ ------------- ----------  ------------  -----------  -----------
   Fees paid indirectly                                     -             -          -             -            -            -
                                                  ------------ ------------- ----------  ------------  -----------  -----------
Net expenses                                            5,052           552      1,185           800          136          100
                                                  ------------ ------------- ----------  ------------  -----------  -----------
Net investment income (loss)                             (140)            4        693          (226)          85           37
                                                  ------------ ------------- ----------  ------------  -----------  -----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                  -             -          -             -            -            -
   Investments                                         23,808        (3,215)     8,070         4,744         (879)         501
   Foreign currency related items                           -             -          -             -            -          (66)
   Futures contracts and options written                    -             -        138             -          (75)        (102)
   Investment securities sold short                         -             -          -             -            -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                        (96,823)      (15,827)    (9,400)      (16,439)      (1,286)      (1,817)
   Foreign currency related items                           -             -          -             -            -           15
   Futures contracts and options written                    -             -          1             -           (3)         (25)
   Investment securities sold short                         -             -          -             -            -            -
                                                  ------------ ------------- ----------  ------------  -----------  -----------
Net realized and unrealized gain (loss)               (73,015)      (19,042)    (1,191)      (11,695)      (2,243)      (1,494)
                                                  ------------ ------------- ----------  ------------  -----------  -----------

Net increase (decrease) in net assets
   from operations                                   $(73,155)    $ (19,038)    $ (498)    $ (11,921)    $ (2,158)    $ (1,457)
                                                  ============ ============= ==========  ============  ===========  ===========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                   JNL/Janus                 JNL/Janus     JNL/Janus    JNL/Janus
                                                   Aggressive    JNL/Janus    Capital        Global     Growth &
                                                     Growth      Balanced     Growth        Equities     Income
                                                     Series      Series (a)   Series         Series      Series
                                                  -------------  ---------  ------------  ------------- ----------
Investment income
   Dividends                                           $ 1,906       $ 71         $ 259        $ 2,720       $ 70
   Interest                                              8,011        644         1,165          5,262        326
   Foreign taxes withheld                                  (77)         -            (5)          (246)         -
   Securities lending                                      175          -           584            151          -
                                                  -------------  ---------  ------------  ------------- ----------
Total investment income                                 10,015        715         2,003          7,887        396
                                                  -------------  ---------  ------------  ------------- ----------

Expenses
   Administrative fees                                     819         21           642            744         15
   Advisory fees                                         7,187        195         5,680          6,922        141
   Interest expense                                          -          -             -              -          -
   12b-1 fees                                                -          -             -              -          -
                                                  -------------  ---------  ------------  ------------- ----------
Total expenses                                           8,006        216         6,322          7,666        156
                                                  -------------  ---------  ------------  ------------- ----------
   Fees paid indirectly                                      -          -             -              -          -
                                                  -------------  ---------  ------------  ------------- ----------
Net expenses                                             8,006        216         6,322          7,666        156
                                                  -------------  ---------  ------------  ------------- ----------
Net investment income (loss)                             2,009        499        (4,319)           221        240
                                                  -------------  ---------  ------------  ------------- ----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                   -          -             -              -          -
   Investments                                          53,908     (1,185)       10,911         47,960         41
   Foreign currency related items                        9,699          -            (2)        11,986         (2)
   Futures contracts and options written                     -          -             -              -        (18)
   Investment securities sold short                          -          -             -              -          -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                        (264,160)       (64)     (279,612)      (207,303)    (1,835)
   Foreign currency related items                       (5,047)         -             -            150          -
   Futures contracts and options written                     -          -             -              -        (14)
   Investment securities sold short                          -          -             -              -          -
                                                  -------------  ---------  ------------  ------------- ----------
Net realized and unrealized gain (loss)               (205,600)    (1,249)     (268,703)      (147,207)    (1,828)
                                                  -------------  ---------  ------------  ------------- ----------

Net increase (decrease) in net assets
   from operations                                  $ (203,591)    $ (750)    $(273,022)     $(146,986)   $(1,588)
                                                  =============  =========  ============  ============= ==========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

                     See notes to the financial statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                     JNL/PIMCO     JNL/       JNL/Putnam   JNL/Putnam  JNL/Putnam    Lazard/JNL
                                                    Total Return  Putnam      International Midcap       Value       Mid Cap
                                                       Bond       Growth        Equity      Growth       Equity       Value
                                                      Series      Series        Series     Series (a)    Series       Series
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Investment income
   Dividends                                               $ -      $ 2,677      $ 1,396       $ 103       $ 6,295      $ 102
   Interest                                              1,004        1,032          592          97         1,038         42
   Foreign taxes withheld                                    -          (23)        (162)          -           (17)         -
   Securities lending                                        -           22           45           4             8          -
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Total investment income                                  1,004        3,708        1,871         204         7,324        144
                                                    ----------- ------------  -----------  ---------- -------------  ---------

Expenses
   Administrative fees                                      15          515          116          21           364         10
   Advisory fees                                           101        4,347        1,246         203         3,135         97
   Interest expense                                         20            -            -           -             -          -
   12b-1 fees                                                -           27            -           2            46          -
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Total expenses                                             136        4,889        1,362         226         3,545        107
                                                    ----------- ------------  -----------  ---------- -------------  ---------
   Fees paid indirectly                                      -          (27)           -          (2)          (46)         -
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Net expenses                                               136        4,862        1,362         224         3,499        107
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Net investment income (loss)                               868       (1,154)         509         (20)        3,825         37
                                                    ----------- ------------  -----------  ---------- -------------  ---------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                   -            -            -           -             -          -
   Investments                                             356      (13,245)      17,565      (1,027)      (12,562)       823
   Foreign currency related items                           27            -         (426)          -             -          -
   Futures contracts and options written                   164            -            -           -             -          -
   Investment securities sold short                       (116)           -            -           -             -          -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                             544      (87,940)     (33,047)        140        38,205      1,608
   Foreign currency related items                          (31)           -            1           -             -          -
   Futures contracts and options written                    18            -            -           -             -          -
   Investment securities sold short                        (63)           -            -           -             -          -
                                                    ----------- ------------  -----------  ---------- -------------  ---------
Net realized and unrealized gain (loss)                    899     (101,185)     (15,907)       (887)       25,643      2,431
                                                    ----------- ------------  -----------  ---------- -------------  ---------

Net increase (decrease) in net assets
   from operations                                     $ 1,767    $(102,339)   $ (15,398)     $ (907)     $ 29,468     $2,468
                                                    =========== ============  ===========  ========== =============  =========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                                                                    Salomon
                                             Lazard/JNL      PPM         PPM         PPM           Brothers/
                                             Small Cap    America/JNL  America/JNL   America/         JNL
                                               Value       Balanced    High Yield   JNL Money       Balanced
                                               Series       Series     Bond Series  Market Series    Series
                                             -----------  -----------  ---------    ------------   ----------
Investment income
   Dividends                                      $ 114      $ 2,119        $ -            $ -         $ 166
   Interest                                          38        4,773     15,945         10,060           331
   Foreign taxes withheld                             -            -          -              -            (1)
   Securities lending                                 -           40         41              -             -
                                             -----------  -----------  ---------    -----------    ----------
Total investment income                             152        6,932     15,986         10,060           496
                                             -----------  -----------  ---------    -----------    ----------

Expenses
   Administrative fees                               10          143        147            156            10
   Advisory fees                                    106        1,029      1,054            936            83
   Interest expense                                   -            -          -              -             -
   12b-1 fees                                         -            -          -              -             -
                                             -----------  -----------  ---------    -----------    ----------
Total expenses                                      116        1,172      1,201          1,092            93
                                             -----------  -----------  ---------    -----------    ----------
   Fees paid indirectly                               -            -          -              -             -
                                             -----------  -----------  ---------    -----------    ----------
Net expenses                                        116        1,172      1,201          1,092            93
                                             -----------  -----------  ---------    -----------    ----------
Net investment income (loss)                         36        5,760     14,785          8,968           403
                                             -----------  -----------  ---------    -----------    ----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies            -            -          -              -             -
   Investments                                       11       (2,507)   (13,258)             -           (30)
   Foreign currency related items                     -            -          -              -             -
   Futures contracts and options written              -            -          -              -             -
   Investment securities sold short                   -            -          -              -             -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                    1,650        8,622    (10,098)             -           518
   Foreign currency related items                     -            -          -              -             -
   Futures contracts and options written              -            -          -              -             -
   Investment securities sold short                   -            -          -              -             -
                                             -----------  -----------  ---------    -----------    ----------
Net realized and unrealized gain (loss)           1,661        6,115    (23,356)             -           488
                                             -----------  -----------  ---------    -----------    ----------

Net increase (decrease) in net assets
   from operations                              $ 1,697      $11,875    $(8,571)       $ 8,968         $ 891
                                             ===========  ===========  =========    ===========    ==========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

                     See notes to the financial statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                        Salomon     Salomon       Salomon      T. Rowe      T. Rowe
                                                        Brothers/  Brothers/    Brothers/JNL   Price/JNL   Price/JNL     T. Rowe
                                                          JNL         JNL     U.S. Government  Established  Mid-Cap     Price/JNL
                                                        Global BondHigh Yield     & Quality     Growth      Growth        Value
                                                         Series    Bond Series  Bond Series     Series      Series      Series (a)
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Investment income
   Dividends                                                 $ 9      $     -       $      -     $2,790         $ 989       $ 249
   Interest                                                8,182        1,357          8,001      1,035         1,902          66
   Foreign taxes withheld                                      -            -              -        (60)           (6)         (1)
   Securities lending                                          -            -             78         28            15           -
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Total investment income                                    8,191        1,357          8,079      3,793         2,900         314
                                                        ---------  -----------  -------------  ---------  ------------  ----------

Expenses
   Administrative fees                                        98           13            118        402           355          13
   Advisory fees                                             831          108            824      3,290         3,272         114
   Interest expense                                            -            -              -          -             -           -
   12b-1 fees                                                  -            -              -         10             -           1
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Total expenses                                               929          121            942      3,702         3,627         128
                                                        ---------  -----------  -------------  ---------  ------------  ----------
   Fees paid indirectly                                        -            -              -        (10)            -          (1)
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Net expenses                                                 929          121            942      3,692         3,627         127
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Net investment income (loss)                               7,262        1,236          7,137        101          (727)        187
                                                        ---------  -----------  -------------  ---------  ------------  ----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                     -            -              -          -             -           -
   Investments                                               164         (524)        (2,408)    43,042        23,258         501
   Foreign currency related items                           (517)           -              -       (327)            -          (3)
   Futures contracts and options written                       -            -              -          -             -           -
   Investment securities sold short                            -            -              -          -             -           -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                               420       (1,323)         8,561    (47,635)          (88)      1,963
   Foreign currency related items                           (187)           -              -         11             -           -
   Futures contracts and options written                       -            -              -          -             -           -
   Investment securities sold short                            -            -              -          -             -           -
                                                        ---------  -----------  -------------  ---------  ------------  ----------
Net realized and unrealized gain (loss)                     (120)      (1,847)         6,153     (4,909)       23,170       2,461
                                                        ---------  -----------  -------------  ---------  ------------  ----------

Net increase (decrease) in net assets
   from operations                                        $7,142       $ (611)      $ 13,290    $(4,808)     $ 22,443      $2,648
                                                        =========  ===========  =============  =========  ============  ==========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                         JNL/S&P      JNL/S&P      JNL/S&P     JNL/S&P         JNL/S&P
                                                       Conservative  Moderate     Aggressive  Conservative    Moderate
                                                         Growth       Growth       Growth       Growth         Growth
                                                       Series (b)    Series (c)   Series (d)   Series I       Series I
                                                       ------------  ----------   ----------  -----------   --------------
Investment income
   Dividends                                                 $ 254       $ 430        $ 120      $ 4,007          $ 4,881
   Interest                                                      -           -            -            -                -
   Foreign taxes withheld                                        -           -            -            -                -
   Securities lending                                            -           -            -            -                -
                                                       ------------  ----------   ----------  -----------   --------------
Total investment income                                        254         430          120        4,007            4,881
                                                       ------------  ----------   ----------  -----------   --------------

Expenses
   Administrative fees                                           -           -            -            -                -
   Advisory fees                                                10          22           20          215              348
   Interest expense                                              -           -            -            -                -
   12b-1 fees                                                    -           -            -            -                -
                                                       ------------  ----------   ----------  -----------   --------------
Total expenses                                                  10          22           20          215              348
                                                       ------------  ----------   ----------  -----------   --------------
   Fees paid indirectly                                          -           -            -            -                -
                                                       ------------  ----------   ----------  -----------   --------------
Net expenses                                                    10          22           20          215              348
                                                       ------------  ----------   ----------  -----------   --------------
Net investment income (loss)                                   244         408          100        3,792            4,533
                                                       ------------  ----------   ----------  -----------   --------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                     189         781          994        4,403            9,597
   Investments                                                  (9)        (12)          43        2,500            3,477
   Foreign currency related items                                -           -            -            -                -
   Futures contracts and options written                         -           -            -            -                -
   Investment securities sold short                              -           -            -            -                -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                              (1,009)     (3,363)      (3,600)     (14,061)         (29,306)
   Foreign currency related items                                -           -            -            -                -
   Futures contracts and options written                         -           -            -            -                -
   Investment securities sold short                              -           -            -            -                -
                                                       ------------  ----------   ----------  -----------   --------------
Net realized and unrealized gain (loss)                       (829)     (2,594)      (2,563)      (7,158)         (16,232)
                                                       ------------  ----------   ----------  -----------   --------------

Net increase (decrease) in net assets
   from operations                                          $ (585)    $(2,186)     $(2,463)     $(3,366)       $ (11,699)
                                                       ============  ==========   ==========  ===========   ==============


--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                               JNL/S&P                        JNL/S&P
                                                 JNL/S&P         Very          JNL/S&P        Equity         JNL/S&P
                                                 Aggressive   Aggressive       Equity        Aggressive    Conservative
                                                  Growth        Growth         Growth         Growth         Growth
                                                 Series I      Series I       Series I       Series I       Series II
                                                 ---------    -----------    ------------    ----------    ------------
Investment income
   Dividends                                       $1,320          $ 334           $ 771         $ 244           $ 254
   Interest                                             -              -               -             -               -
   Foreign taxes withheld                               -              -               -             -               -
   Securities lending                                   -              -               -             -               -
                                                 ---------    -----------    ------------    ----------    ------------
Total investment income                             1,320            334             771           244             254
                                                 ---------    -----------    ------------    ----------    ------------

Expenses
   Administrative fees                                  -              -               -             -               -
   Advisory fees                                      145             90             213            64              15
   Interest expense                                     -              -               -             -               -
   12b-1 fees                                           -              -               -             -               -
                                                 ---------    -----------    ------------    ----------    ------------
Total expenses                                        145             90             213            64              15
                                                 ---------    -----------    ------------    ----------    ------------
   Fees paid indirectly                                 -              -               -             -               -
                                                 ---------    -----------    ------------    ----------    ------------
Net expenses                                          145             90             213            64              15
                                                 ---------    -----------    ------------    ----------    ------------
Net investment income (loss)                        1,175            244             558           180             239
                                                 ---------    -----------    ------------    ----------    ------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies          5,604          4,537           8,952         3,050             211
   Investments                                      2,467          2,069           4,652         1,603             161
   Foreign currency related items                       -              -               -             -               -
   Futures contracts and options written                -              -               -             -               -
   Investment securities sold short                     -              -               -             -               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                    (19,129)       (18,383)        (36,017)      (12,116)         (1,138)
   Foreign currency related items                       -              -               -             -               -
   Futures contracts and options written                -              -               -             -               -
   Investment securities sold short                     -              -               -             -               -
                                                 ---------    -----------    ------------    ----------    ------------
Net realized and unrealized gain (loss)           (11,058)       (11,777)        (22,413)       (7,463)           (766)
                                                 ---------    -----------    ------------    ----------    ------------

Net increase (decrease) in net assets
   from operations                                $(9,883)     $ (11,533)      $ (21,855)      $(7,283)         $ (527)
                                                 =========    ===========    ============    ==========    ============

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2000

                                                                                 JNL/S&P                     JNL/S&P
                                                    JNL/S&P        JNL/S&P         Very        JNL/S&P       Equity
                                                   Moderate       Aggressive    Aggressive     Equity       Aggressive
                                                    Growth         Growth         Growth       Growth        Growth
                                                   Series II      Series II     Series II     Series II     Series II
                                                  ------------    ----------    -----------   ----------    ----------
Investment income
   Dividends                                            $ 346          $ 89           $ 31         $ 73          $ 23
   Interest                                                 -             -              -            -             -
   Foreign taxes withheld                                   -             -              -            -             -
   Securities lending                                       -             -              -            -             -
                                                  ------------    ----------    -----------   ----------    ----------
Total investment income                                   346            89             31           73            23
                                                  ------------    ----------    -----------   ----------    ----------

Expenses
   Administrative fees                                      -             -              -            -             -
   Advisory fees                                           29            10              8           18             5
   Interest expense                                         -             -              -            -             -
   12b-1 fees                                               -             -              -            -             -
                                                  ------------    ----------    -----------   ----------    ----------
Total expenses                                             29            10              8           18             5
                                                  ------------    ----------    -----------   ----------    ----------
   Fees paid indirectly                                     -             -              -            -             -
                                                  ------------    ----------    -----------   ----------    ----------
Net expenses                                               29            10              8           18             5
                                                  ------------    ----------    -----------   ----------    ----------
Net investment income (loss)                              317            79             23           55            18
                                                  ------------    ----------    -----------   ----------    ----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                543           207            257          511           176
   Investments                                            339           187            128          167            59
   Foreign currency related items                           -             -              -            -             -
   Futures contracts and options written                    -             -              -            -             -
   Investment securities sold short                         -             -              -            -             -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         (2,492)       (1,080)        (1,088)      (2,057)         (688)
   Foreign currency related items                           -             -              -            -             -
   Futures contracts and options written                    -             -              -            -             -
   Investment securities sold short                         -             -              -            -             -
                                                  ------------    ----------    -----------   ----------    ----------
Net realized and unrealized gain (loss)                (1,610)         (686)          (703)      (1,379)         (453)
                                                  ------------    ----------    -----------   ----------    ----------

Net increase (decrease) in net assets
   from operations                                   $ (1,293)       $ (607)        $ (680)     $(1,324)       $ (435)
                                                  ============    ==========    ===========   ==========    ==========

--------------------------------------

(a) Period from May 1, 2000 (commencement of operations).


                     See notes to the financial statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                                                                            JNL/           JNL/
                                                                                           JNL/Eagle     J.P. Morgan   J.P. Morgan
                                             JNL/Alger      JNL/Alliance    JNL/Eagle       SmallCap     Enhanced S&P  International
                                               Growth          Growth      Core Equity       Equity       500 Stock     & Emerging
                                               Series          Series         Series         Series     Index Series  Markets Series
                                            -------------   -------------  -------------  ------------- -------------- -------------
Net investment income (loss)                   $    (140)     $        4      $     693      $   (226)     $       85     $      37
Net realized gain (loss) on:
   Distributions from investment companies             -               -              -              -              -             -
   Investments                                    23,808          (3,215)         8,070          4,744           (879)          501
   Foreign currency related items                      -               -              -              -              -           (66)
   Futures contracts and options written               -               -            138              -            (75)         (102)
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                   (96,823)        (15,827)        (9,400)       (16,439)        (1,286)       (1,817)
   Foreign currency related items                      -               -              -              -              -            15
   Futures contracts and options written               -               -              1              -             (3)          (25)
                                            -------------   -------------  -------------  ------------- -------------- -------------
Net increase (decrease) in net assets
   from operations                               (73,155)        (19,038)          (498)       (11,921)        (2,158)       (1,457)
                                            -------------   -------------  -------------  ------------- -------------- -------------

Distributions to shareholders
   From net investment income                          -              (4)          (717)             -            (69)          (47)
   From net realized gains on
      investment transactions                    (28,600)         (1,089)       (17,029)        (2,626)           (15)       (1,034)
                                            -------------   -------------  -------------  ------------- -------------- -------------
Total distributions to shareholders              (28,600)         (1,093)       (17,746)        (2,626)           (84)       (1,081)
                                            -------------   -------------  -------------  ------------- -------------- -------------

Share transactions1
   Proceeds from the sale of shares              254,900         113,571         91,421         56,798         22,472        17,656
   Reinvestment of distributions                  28,600           1,093         17,746          2,626             84         1,081
   Cost of shares redeemed                      (122,807)        (19,808)       (39,364)       (29,181)        (3,033)      (14,712)
                                            -------------   -------------  -------------  ------------- -------------- -------------
Net increase in net assets from
   share transactions                            160,693          94,856         69,803         30,243         19,523         4,025
                                            -------------   -------------  -------------  ------------- -------------- -------------

Net increase (decrease) in net assets             58,938          74,725         51,559         15,696         17,281         1,487

Net assets beginning of period                   400,639          18,256         95,329         61,504          5,341         7,777
                                            -------------   -------------  -------------  ------------- -------------- -------------

Net assets end of period                       $ 459,577        $ 92,981      $ 146,888       $ 77,200       $ 22,622       $ 9,264
                                            =============   =============  =============  ============= ============== =============

Undistributed (accumulated) net
   investment income (loss)                    $       -        $      -      $      29       $      -       $     16       $ (21)
                                            =============   =============  =============  ============= ============== =============

1Share transactions
   Shares sold                                    10,982           6,946          4,854          3,352          2,207         1,520
   Reinvestment of distributions                   1,555              80          1,121            192              9           113
   Shares redeemed                                (5,287)         (1,262)        (2,072)        (1,732)          (298)       (1,278)
                                            -------------   -------------  -------------  ------------- -------------- -------------
   Net increase                                    7,250           5,764          3,903          1,812          1,918           355
                                            =============   =============  =============  ============= ============== =============

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                 JNL/Janus                     JNL/Janus     JNL/Janus      JNL/Janus
                                                 Aggressive     JNL/Janus       Capital        Global        Growth &
                                                   Growth        Balanced       Growth        Equities        Income
                                                   Series       Series (a)      Series         Series         Series
                                                -------------  -------------  ------------  -------------  -------------
Net investment income (loss)                      $    2,009    $       499    $   (4,319)    $      221    $       240
Net realized gain (loss) on:
   Distributions from investment companies                 -              -             -              -              -
   Investments                                        53,908         (1,185)       10,911         47,960             41
   Foreign currency related items                      9,699              -            (2)        11,986             (2)
   Futures contracts and options written                   -              -             -              -            (18)
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      (264,160)           (64)     (279,612)      (207,303)        (1,835)
   Foreign currency related items                     (5,047)             -             -            150              -
   Futures contracts and options written                   -              -             -              -            (14)
                                                -------------  -------------  ------------  -------------  -------------
Net increase (decrease) in net assets
   from operations                                  (203,591)          (750)     (273,022)      (146,986)        (1,588)
                                                -------------  -------------  ------------  -------------  -------------

Distributions to shareholders
   From net investment income                        (12,209)          (480)            -        (14,036)          (231)
   From net realized gains on
      investment transactions                       (106,881)             -       (86,605)       (62,620)             -
                                                -------------  -------------  ------------  -------------  -------------
Total distributions to shareholders                 (119,090)          (480)      (86,605)       (76,656)          (231)
                                                -------------  -------------  ------------  -------------  -------------

Share transactions1
   Proceeds from the sale of shares                  868,092         50,759       435,038      1,843,739         20,908
   Reinvestment of distributions                     119,090            480        86,605         76,656            231
   Cost of shares redeemed                          (574,075)        (5,715)     (174,272)    (1,628,807)        (3,785)
                                                -------------  -------------  ------------  -------------  -------------
Net increase in net assets from
   share transactions                                413,107         45,524       347,371        291,588         17,354
                                                -------------  -------------  ------------  -------------  -------------

Net increase (decrease) in net assets                 90,426         44,294       (12,256)        67,946         15,535

Net assets beginning of period                       654,546              -       509,086        597,241          7,677
                                                -------------  -------------  ------------  -------------  -------------

Net assets end of period                          $  744,972    $    44,294    $  496,830     $  665,187    $    23,212
                                                =============  =============  ============  =============  =============

Undistributed (accumulated) net
   investment income (loss)                       $    (975)    $        16    $        -     $   (2,628)   $         7
                                                =============  =============  ============  =============  =============

1Share transactions
   Shares sold                                        21,978          5,102        10,165         52,271          2,312
   Reinvestment of distributions                       4,383             50         3,634          2,907             27
   Shares redeemed                                   (14,786)          (580)       (4,368)       (46,296)          (418)
                                                -------------  -------------  ------------  -------------  -------------
   Net increase                                       11,575          4,572         9,431          8,882          1,921
                                                =============  =============  ============  =============  =============

                     See notes to the financial statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                           JNL/PIMCO         JNL/         JNL/Putnam     JNL/Putnam     JNL/Putnam     Lazard/JNL
                                         Total Return       Putnam       International     Midcap          Value         Mid Cap
                                             Bond           Growth          Equity         Growth         Equity          Value
                                            Series          Series          Series       Series (a)       Series         Series
                                         --------------  --------------  -------------  --------------  ------------- --------------
Net investment income (loss)               $       868    $     (1,154)   $       509    $        (20)  $      3,825   $         37
Net realized gain (loss) on:
   Distributions from investment companies           -               -              -               -              -              -
   Investments                                     356         (13,245)        17,565          (1,027)       (12,562)           823
   Foreign currency related items                   27               -           (426)              -              -              -
   Futures contracts and options written           167               -              -               -              -              -
   Investment securities sold short               (116)              -              -               -              -              -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                     544         (87,940)       (33,047)            140         38,205          1,608
   Foreign currency related items                  (31)              -              1               -              -              -
   Futures contracts and options written            18               -              -               -              -              -
   Investment securities sold short                (63)              -              -               -              -              -
                                         --------------  --------------  -------------  --------------  ------------- --------------
Net increase (decrease) in net assets
   from operations                               1,767        (102,339)       (15,398)           (907)        29,468          2,468
                                         --------------  --------------  -------------  --------------  ------------- --------------

Distributions to shareholders
   From net investment income                     (902)              -            (98)              -         (3,797)           (35)
   From net realized gains on
      investment transactions                      (24)         (9,625)       (19,160)              -              -           (352)
                                         --------------  --------------  -------------  --------------  ------------- --------------
Total distributions to shareholders               (926)         (9,625)       (19,258)              -         (3,797)          (387)
                                         --------------  --------------  -------------  --------------  ------------- --------------

Share transactions1
   Proceeds from the sale of shares             14,570         257,015        316,897          56,225        197,889         10,714
   Reinvestment of distributions                   926           9,625         19,258               -          3,797            387
   Cost of shares redeemed                      (4,073)       (111,770)      (279,717)         (9,196)      (124,061)        (4,098)
                                         --------------  --------------  -------------  --------------  ------------- --------------
Net increase in net assets from
   share transactions                           11,423         154,870         56,438          47,029         77,625          7,003
                                         --------------  --------------  -------------  --------------  ------------- --------------

Net increase (decrease) in net assets           12,264          42,906         21,782          46,122        103,296          9,084

Net assets beginning of period                   9,451         454,393        105,034               -        319,454          6,394
                                         --------------  --------------  -------------  --------------  ------------- --------------

Net assets end of period                   $    21,715    $    497,299    $   126,816    $     46,122   $    422,750   $    15,478
                                         ==============  ==============  =============  ==============  ============= ==============

Undistributed (accumulated) net
   investment income (loss)                $         7    $          -    $      (14)    $          -   $         28   $        2
                                         ==============  ==============  =============  ==============  ============= ==============

1Share transactions
   Shares sold                                   1,446           9,444         20,680           5,590         12,012          1,002
   Reinvestment of distributions                    91             427          1,618               -            221             34
   Shares redeemed                                (407)         (4,139)       (18,186)           (932)        (7,493)          (382)
                                         --------------  --------------  -------------  --------------  ------------- --------------
   Net increase                                  1,130           5,732          4,112           4,658          4,740            654
                                         ==============  ==============  =============  ==============  ============= ==============


JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                                                                              Salomon
                                            Lazard/JNL          PPM             PPM             PPM          Brothers/
                                             Small Cap      America/JNL     America/JNL       America/          JNL
                                               Value         Balanced        High Yield      JNL Money        Balanced
                                              Series          Series        Bond Series    Market Series       Series
                                           --------------  --------------  --------------- --------------- ---------------
Net investment income (loss)                $         36     $     5,760     $     14,785     $     8,968   $         403
Net realized gain (loss) on:
   Distributions from investment companies             -               -                -               -               -
   Investments                                        11          (2,507)         (13,258)              -             (30)
   Foreign currency related items                      -               -                -               -               -
   Futures contracts and options written               -               -                -               -               -
   Investment securities sold short                    -               -                -               -               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                     1,650           8,622          (10,098)              -             518
   Foreign currency related items                      -               -                -               -               -
   Futures contracts and options written               -               -                -               -               -
   Investment securities sold short                    -               -                -               -               -
                                           --------------  --------------  --------------- --------------- ---------------
Net increase (decrease) in net assets
   from operations                                 1,697          11,875           (8,571)          8,968             891
                                           --------------  --------------  --------------- --------------- ---------------

Distributions to shareholders
   From net investment income                        (36)         (5,286)         (14,519)         (8,968)           (394)
   From net realized gains on
      investment transactions                          -            (341)               -               -               -
                                           --------------  --------------  --------------- --------------- ---------------
Total distributions to shareholders                  (36)         (5,627)         (14,519)         (8,968)           (394)
                                           --------------  --------------  --------------- --------------- ---------------

Share transactions1
   Proceeds from the sale of shares                9,502          43,446           58,997       1,689,868           9,968
   Reinvestment of distributions                      36           5,627           14,519           8,900             394
   Cost of shares redeemed                        (2,898)        (43,063)         (52,933)     (1,678,202)         (5,779)
                                           --------------  --------------  --------------- --------------- ---------------
Net increase in net assets from
   share transactions                              6,640           6,010           20,583          20,566           4,583
                                           --------------  --------------  --------------- --------------- ---------------

Net increase (decrease) in net assets              8,301          12,258           (2,507)         20,566           5,080

Net assets beginning of period                     6,313         143,012          147,023         164,446           7,517
                                           --------------  --------------  --------------- --------------- ---------------

Net assets end of period                    $     14,614     $   155,270     $    144,516     $   185,012   $      12,597
                                           ==============  ==============  =============== =============== ===============

Undistributed (accumulated) net
   investment income (loss)                 $          4     $       447     $        266     $         -   $         14
                                           ==============  ==============  =============== =============== ===============

1Share transactions
   Shares sold                                     1,006           3,502            5,933       1,689,868             959
   Reinvestment of distributions                       4             441            1,682           8,900              38
   Shares redeemed                                  (303)         (3,465)          (5,321)     (1,678,202)           (551)
                                           --------------  --------------  --------------- --------------- ---------------
   Net increase                                      707             478            2,294          20,566             446
                                           ==============  ==============  =============== =============== ===============

                     See notes to the financial statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                Salomon        Salomon         Salomon         T. Rowe         T. Rowe
                                               Brothers/      Brothers/     Brothers/JNL      Price/JNL       Price/JNL
                                                  JNL            JNL        U.S. Government  Established       Mid-Cap
                                              Global Bond    High Yield       & Quality        Growth          Growth
                                                Series       Bond Series     Bond Series       Series          Series
                                             -------------- --------------  --------------  --------------  --------------
Net investment income (loss)                   $     7,262    $     1,236    $      7,137     $       101    $       (727)
Net realized gain (loss) on:
   Distributions from investment companies               -              -               -               -               -
   Investments                                         164           (524)         (2,408)         43,042          23,258
   Foreign currency related items                     (517)             -               -            (327)              -
   Futures contracts and options written                 -              -               -               -               -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                         420         (1,323)          8,561         (47,635)            (88)
   Foreign currency related items                     (187)             -               -              11               -
   Futures contracts and options written                 -              -               -               -               -
                                             -------------- --------------  --------------  --------------  --------------
Net increase (decrease) in net assets
   from operations                                   7,142           (611)         13,290          (4,808)         22,443
                                             -------------- --------------  --------------  --------------  --------------

Distributions to shareholders
   From net investment income                       (6,515)        (1,219)         (6,956)           (106)              -
   From net realized gains on
      investment transactions                            -              -               -         (54,187)        (30,745)
                                             -------------- --------------  --------------  --------------  --------------
Total distributions to shareholders                 (6,515)        (1,219)         (6,956)        (54,293)        (30,745)
                                             -------------- --------------  --------------  --------------  --------------

Share transactions1
   Proceeds from the sale of shares                 61,572         10,286          60,432         144,663         306,687
   Reinvestment of distributions                     6,515          1,219           6,956          54,293          30,745
   Cost of shares redeemed                         (33,121)        (3,928)        (41,929)        (79,338)       (195,836)
                                             -------------- --------------  --------------  --------------  --------------
Net increase in net assets from
   share transactions                               34,966          7,577          25,459         119,618         141,596
                                             -------------- --------------  --------------  --------------  --------------

Net increase (decrease) in net assets               35,593          5,747          31,793          60,517         133,294

Net assets beginning of period                      81,061         10,690         106,329         351,338         286,502
                                             -------------- --------------  --------------  --------------  --------------

Net assets end of period                       $   116,654    $    16,437    $    138,122     $   411,855    $    419,796
                                             ============== ==============  ==============  ==============  ==============

Undistributed (accumulated) net
   investment income (loss)                    $       321    $        17    $        224     $        (9)   $          -
                                             ============== ==============  ==============  ==============  ==============

1Share transactions
   Shares sold                                       5,876          1,222           5,612           6,393          12,333
   Reinvestment of distributions                       633            160             638           2,938           1,361
   Shares redeemed                                  (3,165)          (465)         (3,910)         (3,546)         (7,893)
                                             -------------- --------------  --------------  --------------  --------------
   Net increase                                      3,344            917           2,340           5,785           5,801
                                             ============== ==============  ==============  ==============  ==============

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                T. Rowe      JNL/S&P       JNL/S&P      JNL/S&P       JNL/S&P      JNL/S&P
                                               Price/JNL    Conservative  Moderate     Aggressive   Conservative   Moderate
                                                 Value        Growth       Growth        Growth       Growth        Growth
                                              Series (a)    Series (b)   Series (c)    Series (d)    Series I      Series I
                                              ------------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                   $      187     $    244     $     408    $     100     $   3,792    $   4,533
Net realized gain (loss) on:
   Distributions from investment companies              -          189           781          994         4,403        9,597
   Investments                                        501           (9)          (12)          43         2,500        3,477
   Foreign currency related items                      (3)           -             -            -             -            -
   Futures contracts and options written                -            -             -            -             -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      1,963       (1,009)       (3,363)      (3,600)      (14,061)     (29,306)
   Foreign currency related items                       -            -             -            -             -            -
   Futures contracts and options written                -            -             -            -             -            -
                                              ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
   from operations                                  2,648         (585)       (2,186)      (2,463)       (3,366)     (11,699)
                                              ------------  -----------  ------------  -----------  ------------  -----------

Distributions to shareholders
   From net investment income                        (186)           -             -            -        (2,558)      (3,536)
   From net realized gains on
      investment transactions                         (49)           -             -            -        (2,160)      (4,315)
                                              ------------  -----------  ------------  -----------  ------------  -----------
Total distributions to shareholders                  (235)           -             -            -        (4,718)      (7,851)
                                              ------------  -----------  ------------  -----------  ------------  -----------

Share transactions1
   Proceeds from the sale of shares                31,708       10,678        26,289       23,524        96,690      151,906
   Reinvestment of distributions                      235            -             -            -         4,718        7,851
   Cost of shares redeemed                         (7,910)      (1,356)       (2,614)      (2,164)      (26,621)     (28,763)
                                              ------------  -----------  ------------  -----------  ------------  -----------
Net increase in net assets from
   share transactions                              24,033        9,322        23,675       21,360        74,787      130,994
                                              ------------  -----------  ------------  -----------  ------------  -----------

Net increase (decrease) in net assets              26,446        8,737        21,489       18,897        66,703      111,444

Net assets beginning of period                          -            -             -            -        72,998      110,608
                                              ------------  -----------  ------------  -----------  ------------  -----------

Net assets end of period                       $   26,446     $  8,737     $  21,489    $  18,897     $ 139,701    $ 222,052
                                              ============  ===========  ============  ===========  ============  ===========

Undistributed (accumulated) net
   investment income (loss)                    $       (2)    $    292     $     648    $     370     $   5,714    $   8,336
                                              ============  ===========  ============  ===========  ============  ===========

1Share transactions
   Shares sold                                      3,099        1,050         2,600        2,201         7,675       11,207
   Reinvestment of distributions                       22            -             -            -           403          641
   Shares redeemed                                   (747)        (134)         (262)        (205)       (2,128)      (2,137)
                                              ------------  -----------  ------------  -----------  ------------  -----------
   Net increase                                     2,374          916         2,338        1,996         5,950        9,711
                                              ============  ===========  ============  ===========  ============  ===========

                     See notes to the financial statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                            JNL/S&P                  JNL/S&P
                                               JNL/S&P       Very        JNL/S&P      Equity      JNL/S&P
                                              Aggressive   Aggressive    Equity      Aggressive  Conservative
                                                Growth      Growth       Growth       Growth       Growth
                                               Series I    Series I     Series I     Series I    Series II
                                              -----------  ----------  ------------  ----------  -----------
Net investment income (loss)                   $   1,175    $    244    $      558    $    180   $      239
Net realized gain (loss) on:
   Distributions from investment companies         5,604       4,537         8,952       3,050          211
   Investments                                     2,467       2,069         4,652       1,603          161
   Foreign currency related items                      -           -             -           -            -
   Futures contracts and options written               -           -             -           -            -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                   (19,129)    (18,383)      (36,017)    (12,116)      (1,138)
   Foreign currency related items                      -           -             -           -            -
   Futures contracts and options written               -           -             -           -            -
                                              -----------  ----------  ------------  ----------  -----------
Net increase (decrease) in net assets
   from operations                                (9,883)    (11,533)      (21,855)     (7,283)        (527)
                                              -----------  ----------  ------------  ----------  -----------

Distributions to shareholders
   From net investment income                     (1,206)       (752)       (1,519)       (525)        (260)
   From net realized gains on
      investment transactions                     (1,961)     (2,050)       (3,362)     (1,281)          (9)
                                              -----------  ----------  ------------  ----------  -----------
Total distributions to shareholders               (3,167)     (2,802)       (4,881)     (1,806)        (269)
                                              -----------  ----------  ------------  ----------  -----------

Share transactions1
   Proceeds from the sale of shares               73,479      52,466       108,570      34,395        5,770
   Reinvestment of distributions                   3,167       2,802         4,881       1,806          269
   Cost of shares redeemed                        (9,850)     (6,680)      (12,071)     (5,321)      (1,889)
                                              -----------  ----------  ------------  ----------  -----------
Net increase in net assets from
   share transactions                             66,796      48,588       101,380      30,880        4,150
                                              -----------  ----------  ------------  ----------  -----------

Net increase (decrease) in net assets             53,746      34,253        74,644      21,791        3,354

Net assets beginning of period                    41,329      23,588        60,879      18,680        6,513
                                              -----------  ----------  ------------  ----------  -----------

Net assets end of period                       $  95,075    $ 57,841    $  135,523    $ 40,471   $    9,867
                                              ===========  ==========  ============  ==========  ===========

Undistributed (accumulated) net
   investment income (loss)                    $   3,307    $  1,468    $    3,439    $  1,188   $      218
                                              ===========  ==========  ============  ==========  ===========

1Share transactions
   Shares sold                                     5,017       3,209         7,198       2,225          533
   Reinvestment of distributions                     249         215           390         144           27
   Shares redeemed                                  (685)       (422)         (822)       (356)        (171)
                                              -----------  ----------  ------------  ----------  -----------
   Net increase                                    4,581       3,002         6,766       2,013          389
                                              ===========  ==========  ============  ==========  ===========


JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2000

                                                                                JNL/S&P           JNL/S&P
                                                 JNL/S&P     JNL/S&P       Very       JNL/S&P      Equity
                                                 Moderate   Aggressive   Aggressive    Equity    Aggressive
                                                  Growth      Growth      Growth       Growth      Growth
                                                Series II   Series II    Series II   Series II   Series II
                                                ----------- -----------  ----------  ----------- -----------
Net investment income (loss)                    $      317   $      79    $     23    $      55   $      18
Net realized gain (loss) on:
   Distributions from investment companies             543         207         257          511         176
   Investments                                         339         187         128          167          59
   Foreign currency related items                        -           -           -            -           -
   Futures contracts and options written                 -           -           -            -           -
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                      (2,492)     (1,080)     (1,088)      (2,057)       (688)
   Foreign currency related items                        -           -           -            -           -
   Futures contracts and options written                 -           -           -            -           -
                                                ----------- -----------  ----------  ----------- -----------
Net increase (decrease) in net assets
   from operations                                  (1,293)       (607)       (680)      (1,324)       (435)
                                                ----------- -----------  ----------  ----------- -----------

Distributions to shareholders
   From net investment income                         (254)        (75)        (73)         (93)        (20)
   From net realized gains on
      investment transactions                         (430)       (135)       (236)        (245)        (77)
                                                ----------- -----------  ----------  ----------- -----------
Total distributions to shareholders                   (684)       (210)       (309)        (338)        (97)
                                                ----------- -----------  ----------  ----------- -----------

Share transactions1
   Proceeds from the sale of shares                 10,925       5,579       2,728        9,636       3,459
   Reinvestment of distributions                       684         210         309          338          97
   Cost of shares redeemed                          (2,198)     (2,094)       (775)      (1,802)       (495)
                                                ----------- -----------  ----------  ----------- -----------
Net increase in net assets from
   share transactions                                9,411       3,695       2,262        8,172       3,061
                                                ----------- -----------  ----------  ----------- -----------

Net increase (decrease) in net assets                7,434       2,878       1,273        6,510       2,529

Net assets beginning of period                      10,450       3,379       3,122        4,733         946
                                                ----------- -----------  ----------  ----------- -----------

Net assets end of period                        $   17,884   $   6,257    $  4,395    $  11,243   $   3,475
                                                =========== ===========  ==========  =========== ===========

Undistributed (accumulated) net
   investment income (loss)                     $      499   $     149    $    104    $     221   $      74
                                                =========== ===========  ==========  =========== ===========

1Share transactions
   Shares sold                                         873         436         176          707         241
   Reinvestment of distributions                        61          19          25           29           8
   Shares redeemed                                    (178)       (165)        (51)        (136)        (35)
                                                ----------- -----------  ----------  ----------- -----------
   Net increase                                        756         290         150          600         214
                                                =========== ===========  ==========  =========== ===========

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------
JNL/Alger Growth Series

    12/31/00                                        $  22.91      $   (0.01)        $   (3.08)      $  (3.09)      $     -
    12/31/99                                           18.95          (0.03)             6.42           6.39             -
    12/31/98                                           13.56               -             6.20           6.20             -
    12/31/97                                           11.16          (0.01)             2.93           2.92             -
 4/01-12/31/96                                         10.38               -             0.78           0.78             -
10/16(a)-3/31/96                                       10.00               -             0.38           0.38             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Series

    12/31/00                                           16.64               -            (2.93)         (2.93)            -
    12/31/99                                           13.28          (0.01)             3.76           3.75             -
3/02(a)-12/31/98                                       10.00          (0.01)             3.29           3.28             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series

    12/31/00                                           18.47           0.08             (0.08)             -         (0.09)
    12/31/99                                           15.91           0.11              3.63           3.74         (0.11)
    12/31/98                                           13.75           0.10              2.17           2.27         (0.09)
    12/31/97                                           10.62           0.08              3.35           3.43         (0.08)
9/16(a)-12/31/96                                       10.00           0.03              0.62           0.65         (0.03)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series

    12/31/00                                           16.97          (0.04)            (2.23)         (2.27)            -
    12/31/99                                           14.82          (0.04)             2.88           2.84             -
    12/31/98                                           14.73          (0.06)             0.23           0.17             -
    12/31/97                                           11.54          (0.07)             3.26           3.19             -
9/16(a)-12/31/96                                       10.00          (0.01)             1.55           1.54             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan Enhanced S&P 500
Stock Index Series

    12/31/00                                           10.58           0.04             (1.24)         (1.20)        (0.03)
5/16(a)-12/31/99                                       10.00           0.03              0.65           0.68         (0.03)

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan International &
Emerging Markets Series

    12/31/00                                           13.15           0.04             (2.10)         (2.06)        (0.06)
    12/31/99                                            9.82           0.06              3.67           3.73         (0.21)
3/02(a)-12/31/98                                       10.00           0.08             (0.20)         (0.12)        (0.06)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------

JNL/Alger Growth Series

    12/31/00                                         $ (1.24)      $    -     $  18.58       (13.44)%    $   459,577       88.34%
    12/31/99                                           (2.43)           -        22.91        33.80          400,639      122.58
    12/31/98                                           (0.81)           -        18.95        45.66          164,948      121.39
    12/31/97                                           (0.52)           -        13.56        26.20           85,877      125.44
 4/01-12/31/96                                              -           -        11.16         7.51           38,252       59.92
10/16(a)-3/31/96                                            -           -        10.38         3.80            8,649       50.85

------------------------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Series

    12/31/00                                           (0.16)           -        13.55       (17.59)          92,981       47.01
    12/31/99                                           (0.39)           -        16.64        28.23           18,256       51.15
3/02(a)-12/31/98                                            -           -        13.28        32.80            4,573      136.69

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series

    12/31/00                                            (2.17)          -        16.21         0.28          146,888      192.40
    12/31/99                                            (1.07)          -        18.47        23.55           95,329      124.71
    12/31/98                                            (0.02)          -        15.91        16.54           37,169       67.04
    12/31/97                                            (0.22)          -        13.75        32.35           11,896       51.48
9/16(a)-12/31/96                                             -          -        10.62         6.47            1,954        1.36

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series

    12/31/00                                           (0.50)           -        14.20       (13.25)          77,200       89.43
    12/31/99                                           (0.69)           -        16.97        19.27           61,504       61.69
    12/31/98                                           (0.08)           -        14.82         1.18           34,953       51.90
    12/31/97                                                -           -        14.73        27.64           13,493       60.78
9/16(a)-12/31/96                                            -           -        11.54        15.40            1,944       28.01

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan Enhanced S&P 500
Stock Index Series

    12/31/00                                            (0.01)          -         9.34       (11.38)          22,622       57.14
5/16(a)-12/31/99                                        (0.07)          -        10.58         6.85            5,341       34.39

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan International & Emerging
Markets Series

    12/31/00                                            (1.24)          -         9.79       (15.45)           9,264      120.75
    12/31/99                                            (0.19)          -        13.15        38.02            7,777       66.82
3/02(a)-12/31/98                                             -          -         9.82        (1.24)           4,997      231.88

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------

JNL/Alger Growth Series

    12/31/00                                             1.07%      (0.03)%        n/a          n/a
    12/31/99                                             1.07       (0.22)         n/a          n/a
    12/31/98                                             1.06       (0.02)        1.06%       (0.02)%
    12/31/97                                             1.10       (0.07)        1.10        (0.07)
 4/01-12/31/96                                           1.07       (0.02)        1.19        (0.14)
10/16(a)-3/31/96                                         1.03       (0.17)        1.89        (1.03)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Alliance Growth Series

    12/31/00                                             0.87        0.01          n/a          n/a
    12/31/99                                             0.88       (0.07)         n/a          n/a
3/02(a)-12/31/98                                         0.93       (0.08)        2.13        (1.28)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle Core Equity Series

    12/31/00                                             0.97        0.57          n/a          n/a
    12/31/99                                             0.99        0.97          n/a          n/a
    12/31/98                                             1.05        1.07         1.17         0.95
    12/31/97                                             1.05        1.00         1.54         0.51
9/16(a)-12/31/96                                         1.05        1.10         4.57        (2.42)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Series

    12/31/00                                             1.05       (0.30)         n/a          n/a
    12/31/99                                             1.05       (0.35)         n/a          n/a
    12/31/98                                             1.10       (0.42)        1.17        (0.49)
    12/31/97                                             1.10       (0.54)        1.51        (0.95)
9/16(a)-12/31/96                                         1.10       (0.26)        4.77        (3.93)

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan Enhanced S&P 500
Stock Index Series

    12/31/00                                             0.90        0.56          n/a          n/a
5/16(a)-12/31/99                                         0.90        0.56          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/J.P. Morgan International & Emerging
Markets Series

    12/31/00                                             1.07        0.40          n/a          n/a
    12/31/99                                             1.08        0.53          n/a          n/a
3/02(a)-12/31/98                                         1.13        0.62         2.64        (0.09)

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencementof operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------


JNL/Janus Aggressive Growth Series

    12/31/00                                        $  39.97      $    0.16        $    (8.45)     $   (8.29)    $   (0.51)
    12/31/99                                           22.09          (0.06)            20.87          20.81             -
    12/31/98                                           14.53          (0.06)             8.45           8.39         (0.05)
    12/31/97                                           13.38           0.04              1.65           1.69             -
 04/01-12/31/96                                        13.13           0.05              1.10           1.15         (0.05)
5/15(a)-3/31/96                                        10.00           0.01              3.53           3.54             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Balanced Series

5/01(a)-12/31/00                                       10.00           0.11             (0.31)         (0.20)        (0.11)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Capital Growth Series

    12/31/00                                           43.62          (0.20)           (14.90)        (15.10)            -
    12/31/99                                           20.73          (0.13)            25.85          25.72             -
    12/31/98                                           16.50          (0.12)             5.92           5.80             -
    12/31/97                                           14.46          (0.06)             2.23           2.17         (0.02)
 4/01-12/31/96                                         13.86           0.06              0.70           0.76             -
5/15(a)-3/31/96                                        10.00              -              4.70           4.70             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Global Equities Series

    12/31/00                                           35.69           0.07             (6.55)         (6.48)        (0.59)
    12/31/99                                           22.11              -             14.27          14.27             -
    12/31/98                                           17.48           0.04              4.66           4.70         (0.07)
    12/31/97                                           15.20           0.07              2.84           2.91             -
 4/01-12/31/96                                         13.75           0.03              2.72           2.75         (0.08)
5/15(a)-3/31/96                                        10.00           0.10              4.02           4.12             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Growth & Income Series

    12/31/00                                            9.36           0.09             (0.89)         (0.80)        (0.09)
    12/31/99                                            9.00           0.09              0.36           0.45         (0.09)
3/02(a)-12/31/98                                       10.00           0.07             (1.00)         (0.93)        (0.07)

------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series

    12/31/00                                            9.64           0.45              0.68           1.13         (0.47)
    12/31/99                                           10.16           0.49             (0.52)         (0.03)        (0.49)
3/02(a)-12/31/98                                       10.00           0.31              0.26           0.57         (0.31)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------

JNL/Janus Aggressive Growth Series

    12/31/00                                       $   (4.52)      $    -      $ 26.65       (20.97)%     $  744,972       61.65%
    12/31/99                                           (2.93)           -        39.97        94.43          654,546       95.06
    12/31/98                                           (0.78)           -        22.09        57.66          161,842      114.51
    12/31/97                                           (0.54)           -        14.53        12.67           78,870      137.26
 04/01-12/31/96                                        (0.71)       (0.14)       13.38         8.72           29,555       85.22
5/15(a)-3/31/96                                        (0.41)           -        13.13        35.78            8,527      163.84

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Balanced Series

5/01(a)-12/31/00                                           -            -         9.69        (2.00)          44,294       41.10

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Capital Growth Series

    12/31/00                                           (4.97)           -        23.55       (34.74)         496,830      110.81
    12/31/99                                           (2.83)           -        43.62       124.19          509,086      102.26
    12/31/98                                           (1.57)           -        20.73        35.16          111,037      128.95
    12/31/97                                           (0.04)       (0.07)       16.50        15.01           73,749      131.43
 4/01-12/31/96                                         (0.16)           -        14.46         5.45           36,946      115.88
5/15(a)-3/31/96                                        (0.84)           -        13.86        47.94            9,578      128.56

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Global Equities Series

    12/31/00                                           (2.65)           -        25.97       (18.28)         665,187       65.56
    12/31/99                                           (0.69)           -        35.69        64.58          597,241       61.60
    12/31/98                                               -            -        22.11        26.87          240,385       81.46
    12/31/97                                           (0.63)           -        17.48        19.12          151,050       97.21
 4/01-12/31/96                                         (0.90)       (0.32)       15.20        19.99           48,638       52.02
5/15(a)-3/31/96                                        (0.37)           -        13.75        41.51           16,141      142.36

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Growth & Income Series

    12/31/00                                               -            -         8.47        (8.56)          23,212      160.19
    12/31/99                                               -            -         9.36         4.98            7,671      120.54
3/02(a)-12/31/98                                           -            -         9.00        (9.31)           4,311      129.99

------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series

    12/31/00                                           (0.01)           -        10.29        11.75           21,715      221.61
    12/31/99                                               -            -         9.64        (0.26)           9,451       91.12
3/02(a)-12/31/98                                       (0.10)           -        10.16        (5.70)           6,133      269.16

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------


JNL/Janus Aggressive Growth Series

    12/31/00                                             0.98%       0.25%         n/a          n/a
    12/31/99                                             1.01       (0.40)         n/a          n/a
    12/31/98                                             1.10       (0.35)        1.10%       (0.35)%
    12/31/97                                             1.10        0.39         1.17         0.32
 04/01-12/31/96                                          1.09        0.77         1.40         0.46
5/15(a)-3/31/96                                          1.09        0.27         2.77        (1.41)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Balanced Series

5/01(a)-12/31/00                                         1.05        2.42          n/a           n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Capital Growth Series

    12/31/00                                             0.99       (0.67)         n/a          n/a
    12/31/99                                             1.03       (0.75)         n/a          n/a
    12/31/98                                             1.09       (0.68)        1.09        (0.68)
    12/31/97                                             1.10       (0.30)        1.11        (0.31
 4/01-12/31/96                                           1.09        0.91         1.27         0.73
5/15(a)-3/31/96                                          1.09       (0.49)        2.08        (1.48)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Global Equities Series

    12/31/00                                             1.03        0.03          n/a          n/a
    12/31/99                                             1.06        0.01          n/a          n/a
    12/31/98                                             1.14        0.13         1.30        (0.03)
    12/31/97                                             1.15        0.33         1.37         0.11
 4/01-12/31/96                                           1.14        0.37         1.63        (0.12)
5/15(a)-3/31/96                                          1.15        0.39         2.25        (0.71)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Janus Growth & Income Series

    12/31/00                                             1.04        1.61          n/a          n/a
    12/31/99                                             1.03        1.17          n/a          n/a
3/02(a)-12/31/98                                         1.08        1.01         2.16        (0.08)

------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series

    12/31/00                                             0.93        5.98          n/a          n/a
    12/31/99                                             0.80        5.41          n/a          n/a
3/02(a)-12/31/98                                         0.85        4.95         1.57         4.23

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  The ratio of net operating expenses was 0.80%.

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

JNL/Putnam Growth Series

    12/31/00                                       $   28.45       $  (0.05)       $    (5.03)      $  (5.08)      $     -
    12/31/99                                           22.88          (0.04)             6.76           6.72             -
    12/31/98                                           16.99          (0.01)             5.94           5.93         (0.01)
    12/31/97                                           14.21           0.04              3.07           3.11         (0.02)
 4/01-12/31/96                                         12.50           0.04              2.12           2.16         (0.05)
5/15(a)-3/31/96                                        10.00           0.01              3.66           3.67             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam International Equity Series

    12/31/00                                           16.79           0.08             (2.49)         (2.41)        (0.01)
    12/31/99                                           13.62           0.09              4.28           4.37         (0.16)
    12/31/98                                           12.09           0.16              1.58           1.74         (0.19)
    12/31/97                                           12.08           0.09              0.23           0.32         (0.08)
 4/01-12/31/96                                         11.25           0.06              0.90           0.96         (0.12)
5/15(a)-3/31/96                                        10.00           0.04              1.21           1.25             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Midcap Growth Series

5/01(a)-12/31/00                                       10.00              -             (0.10)         (0.10)            -

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series

    12/31/00                                           16.78           0.16              1.00           1.16         (0.16)
    12/31/99                                           18.24           0.19             (0.38)         (0.19)        (0.20)
    12/31/98                                           16.82           0.16              1.94           2.10         (0.16)
    12/31/97                                           14.50           0.13              3.03           3.16         (0.13)
 4/01-12/31/96                                         12.77           0.10              1.97           2.07         (0.15)
5/15(a)-3/31/96                                        10.00           0.23              2.86           3.09         (0.17)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Series

    12/31/00                                            9.63           0.03              2.40           2.43         (0.03)
    12/31/99                                            9.21           0.02              0.42           0.44         (0.02)
3/02(a)-12/31/98                                       10.00           0.03             (0.79)         (0.76)        (0.03)

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


JNL/Putnam Growth Series

    12/31/00                                        $  (0.46)      $    -        22.91       (17.85)%    $   497,299       77.67%
    12/31/99                                           (1.15)           -        28.45        29.41          454,393       74.67
    12/31/98                                           (0.03)           -        22.88        34.93          182,097       70.55
    12/31/97                                           (0.31)           -        16.99        21.88           83,612      194.81
 4/01-12/31/96                                         (0.40)           -        14.21        17.28           22,804      184.33
5/15(a)-3/31/96                                        (1.17)           -        12.50        37.69            2,518      255.03

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam International Equity Series

    12/31/00                                           (2.14)           -        12.23       (13.99)         126,816      138.12
    12/31/99                                           (1.04)           -        16.79        32.11          105,034       26.19
    12/31/98                                           (0.02)           -        13.62        14.43           70,927       16.39
    12/31/97                                           (0.23)           -        12.09         2.65           78,685       18.81
 4/01-12/31/96                                         (0.01)           -        12.08         8.54           48,204        5.93
5/15(a)-3/31/96                                            -            -        11.25        12.50           24,211       16.45

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Midcap Growth Series

5/01(a)-12/31/00                                           -            -         9.90        (1.00)          46,122       58.67

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series

    12/31/00                                               -            -        17.78         6.96          422,750       86.43
    12/31/99                                           (1.07)           -        16.78        (1.04)         319,454       72.23
    12/31/98                                           (0.52)           -        18.24        12.48          195,936       77.80
    12/31/97                                           (0.71)           -        16.82        21.82          108,565      112.54
 4/01-12/31/96                                         (0.19)           -        14.50        16.25           17,761       13.71
5/15(a)-3/31/96                                        (0.15)           -        12.77        31.14            3,365       30.12

------------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Series

    12/31/00                                           (0.28)           -        11.75        25.37           15,478      134.53
    12/31/99                                               -            -         9.63         4.77            6,394      118.56
3/02(a)-12/31/98                                           -            -         9.21        (7.64)           4,731       70.72

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------



JNL/Putnam Growth Series

    12/31/00                                            0.94%       (0.22)%       0.95%       (0.23)%
    12/31/99                                            0.97        (0.21)         n/a          n/a
    12/31/98                                            1.01        (0.07)        1.01        (0.07)
    12/31/97                                            1.13         0.31         1.13         0.31
 4/01-12/31/96                                          1.04         0.94         1.27         0.71
5/15(a)-3/31/96                                         0.95         0.28         5.38        (4.15)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam International Equity Series

    12/31/00                                            1.17         0.44          n/a          n/a
    12/31/99                                            1.18         0.63          n/a          n/a
    12/31/98                                            1.23         0.88         1.28         0.83
    12/31/97                                            1.24         0.74         1.32         0.66
 4/01-12/31/96                                          1.25         1.09         1.29         1.05
5/15(a)-3/31/96                                         1.25         0.78         2.14        (0.11)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Midcap Growth Series

5/01(a)-12/31/00                                        1.05        (0.09)        1.06        (0.10)

------------------------------------------------------------------------------------------------------------------------------------
JNL/Putnam Value Equity Series

    12/31/00                                            0.96         1.05         0.97         1.04
    12/31/99                                            0.98         1.19          n/a          n/a
    12/31/98                                            1.01         1.06         1.01         1.06
    12/31/97                                            1.03         1.43         1.09         1.37
 4/01-12/31/96                                          0.85         2.29         1.53         1.61
5/15(a)-3/31/96                                         0.87         2.33         2.28         0.91

------------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Series

    12/31/00                                            1.07         0.37          n/a          n/a
    12/31/99                                            1.08         0.25          n/a          n/a
3/02(a)-12/31/98                                        1.13         0.34         1.85        (0.38)

------------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

JNL/Lazard Small Cap Value Series

    12/31/00                                       $    8.84      $    0.02        $     1.45       $   1.47       $ (0.03)
    12/31/99                                            8.70           0.03              0.14           0.17         (0.03)
3/02(a)-12/31/98                                       10.00          (0.01)            (1.28)         (1.29)            -

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series

    12/31/00                                           12.60           0.50              0.52           1.02         (0.46)
    12/31/99                                           13.48           0.44             (0.45)         (0.01)        (0.44)
    12/31/98                                           13.06           0.47              0.84           1.31         (0.47)
    12/31/97                                           11.92           0.36              1.83           2.19         (0.36)
 4/01-12/31/96                                         11.17           0.10              0.98           1.08         (0.15)
5/15(a)-3/31/96                                        10.00           0.25              1.40           1.65         (0.19)

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Series

    12/31/00                                           10.13           0.98             (1.55)         (0.57)        (0.96)
    12/31/99                                           10.89           0.88             (0.76)          0.12         (0.88)
    12/31/98                                           11.48           0.91             (0.47)          0.44         (0.91)
    12/31/97                                           10.67           0.59              1.02           1.61         (0.59)
 4/01-12/31/96                                         10.23           0.51              0.64           1.15         (0.69)
5/15(a)-3/31/96                                        10.00           0.73              0.04           0.77         (0.54)

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series

    12/31/00                                            1.00           0.06                 -           0.06         (0.06)
    12/31/99                                            1.00           0.05                 -           0.05         (0.05)
    12/31/98                                            1.00           0.05                 -           0.05         (0.05)
    12/31/97                                            1.00           0.05                 -           0.05         (0.05)
 4/01-12/31/96                                          1.00           0.04                 -           0.04         (0.04)
5/15(a)-3/31/96                                         1.00           0.04                 -           0.04         (0.04)

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series

    12/31/00                                           10.11           0.36              0.46           0.82         (0.35)
    12/31/99                                           10.38           0.28             (0.27)          0.01         (0.28)
3/02(a)-12/31/98                                       10.00           0.21              0.38           0.59         (0.21)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


JNL/Lazard Small Cap Value Series

    12/31/00                                         $     -       $    -     $  10.28        16.60%     $    14,614       58.07%
    12/31/99                                               -            -         8.84         1.96            6,313       53.35
3/02(a)-12/31/98                                           -        (0.01)        8.70       (12.92)           4,804       40.15

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series

    12/31/00                                           (0.03)           -        13.13         8.25          155,270       25.76
    12/31/99                                           (0.43)           -        12.60        (0.11)         143,012       35.02
    12/31/98                                           (0.42)           -        13.48        10.06           95,974       33.74
    12/31/97                                           (0.69)           -        13.06        18.43           59,694      160.88
 4/01-12/31/96                                         (0.18)           -        11.92         9.72           24,419      158.15
5/15(a)-3/31/96                                        (0.29)           -        11.17        16.60            4,761      115.84

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Series

    12/31/00                                               -            -         8.60        (5.62)         144,516       62.41
    12/31/99                                               -            -        10.13         1.09          147,023       61.03
    12/31/98                                           (0.12)           -        10.89         3.84          101,485      129.85
    12/31/97                                           (0.21)           -        11.48        15.05           62,712      189.25
 4/01-12/31/96                                         (0.02)           -        10.67        11.24           13,396      113.08
5/15(a)-3/31/96                                            -            -        10.23         7.82            6,156      186.21

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series

    12/31/00                                               -            -         1.00         5.83          185,012         n/a
    12/31/99                                               -            -         1.00         4.67          164,446         n/a
    12/31/98                                               -            -         1.00         4.99           56,349         n/a
    12/31/97                                               -            -         1.00         5.01           41,808         n/a
 4/01-12/31/96                                             -            -         1.00         3.61           23,752         n/a
5/15(a)-3/31/96                                            -            -         1.00         4.59            6,816         n/a

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series

    12/31/00                                               -            -        10.58         8.20           12,597       26.67
    12/31/99                                               -            -        10.11         0.09            7,517       59.53
3/02(a)-12/31/98                                           -            -        10.38         5.91            3,297      128.41

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------



JNL/Lazard Small Cap Value Series

    12/31/00                                            1.15%        0.36%         n/a          n/a
    12/31/99                                            1.15         0.43          n/a          n/a
3/02(a)-12/31/98                                        1.20        (0.04)        1.89%       (0.73)%

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Balanced Series

    12/31/00                                            0.82         4.02          n/a          n/a
    12/31/99                                            0.82         3.71          n/a          n/a
    12/31/98                                            0.85         3.87         0.85         3.87
    12/31/97                                            0.93         3.72         0.84         3.71
 4/01-12/31/96                                          1.04         2.39         1.22         2.21
5/15(a)-3/31/96                                         1.01         2.99         3.71         0.29

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL High Yield Series

    12/31/00                                            0.82        0.06           n/a          n/a
    12/31/99                                            0.82         9.22          n/a          n/a
    12/31/98                                            0.83         8.62         0.83         8.62
    12/31/97                                            0.90         8.15         0.90         8.15
 4/01-12/31/96                                          0.88         8.64         1.21         8.31
5/15(a)-3/31/96                                         0.88         8.34         1.50         7.72

------------------------------------------------------------------------------------------------------------------------------------
PPM America/JNL Money Market Series

    12/31/00                                            0.70         5.73          n/a          n/a
    12/31/99                                            0.70         4.63          n/a          n/a
    12/31/98                                            0.74         4.87         0.75         4.86
    12/31/97                                            0.75         4.92         0.76         4.91
 4/01-12/31/96                                          0.75         4.75         0.85         4.65
5/15(a)-3/31/96                                         0.75         5.06         1.30         4.51

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series

    12/31/00                                            0.90         3.91          n/a          n/a
    12/31/99                                            0.90         3.54          n/a          n/a
3/02(a)-12/31/98                                        0.95         3.49         2.38         2.06

------------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

Salomon Brothers/JNL Global Bond Series

    12/31/00                                       $   10.25      $    0.68         $    0.06       $   0.74       $ (0.62)
    12/31/99                                           10.67           0.62             (0.42)          0.20         (0.62)
    12/31/98                                           11.12           0.72             (0.45)          0.27         (0.72)
    12/31/97                                           10.63           0.54              0.59           1.13         (0.58)
 4/01-12/31/96                                         10.46           0.42              0.70           1.12         (0.69)
5/15(a)-3/31/96                                        10.00           0.81              0.24           1.05         (0.56)

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL High Yield Series

    12/31/00                                            8.71           0.64             (1.05)         (0.41)        (0.63)
    12/31/99                                            9.59           0.71             (0.88)         (0.17)        (0.71)
3/02(a)-12/31/98                                       10.00           0.54             (0.41)          0.13         (0.54)

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL U.S. Government &
Quality Bond Series

    12/31/00                                           10.36           0.60              0.59           1.19         (0.59)
    12/31/99                                           11.15           0.51             (0.79)         (0.28)        (0.51)
    12/31/98                                           10.69           0.41              0.60           1.01         (0.41)
    12/31/97                                           10.20           0.44              0.49           0.93         (0.42)
 4/01-12/31/96                                         10.09           0.24              0.24           0.48         (0.34)
5/15(a)-3/31/96                                        10.00           0.45              0.02           0.47         (0.34)

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series

    12/31/00                                           21.70              -             (0.11)         (0.11)        (0.01)
    12/31/99                                           19.06           0.03              4.12           4.15         (0.03)
    12/31/98                                           15.62           0.05              4.29           4.34         (0.06)
    12/31/97                                           12.56           0.06              3.64           3.70         (0.03)
 4/01-12/31/96                                         11.36           0.03              1.81           1.84         (0.04)
5/15(a)-3/31/96                                        10.00           0.07              2.68           2.75         (0.06)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


Salomon Brothers/JNL Global Bond Series

    12/31/00                                        $      -     $      -    $   10.37         7.28%    $    116,654       93.13%
    12/31/99                                               -            -        10.25         1.87           81,061       98.01
    12/31/98                                               -            -        10.67         2.46           48,167      261.87
    12/31/97                                           (0.05)       (0.01)       11.12        10.66           36,725      134.55
 4/01-12/31/96                                         (0.26)           -        10.63        10.68           12,483      109.85
5/15(a)-3/31/96                                        (0.03)           -        10.46        10.74            6,380      152.89

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL High Yield Series

    12/31/00                                               -            -         7.67        (4.67)          16,437       35.52
    12/31/99                                               -            -         8.71        (1.76)          10,690       31.39
3/02(a)-12/31/98                                           -            -         9.59         1.32            7,388       37.45

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL U.S. Government &
Quality Bond Series

    12/31/00                                               -            -        10.96        11.50          138,122       49.09
    12/31/99                                               -            -        10.36        (2.50)         106,329      122.72
    12/31/98                                           (0.14)           -        11.15         9.40           63,785      429.70
    12/31/97                                           (0.02)           -        10.69         9.16           25,389      378.59
 4/01-12/31/96                                         (0.03)           -        10.20         4.82            9,832      218.50
5/15(a)-3/31/96                                        (0.04)           -        10.09         4.65            3,007      253.37

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series

    12/31/00                                           (2.84)           -        18.74        (0.34)         411,855       77.19
    12/31/99                                           (1.48)           -        21.70        21.77          351,338       61.45
    12/31/98                                           (0.84)           -        19.06        27.78          216,599       54.93
    12/31/97                                           (0.61)           -        15.62        29.47          124,022       47.06
 4/01-12/31/96                                         (0.09)       (0.51)       12.56        16.12           32,291       36.41
5/15(a)-3/31/96                                        (1.33)           -        11.36        28.23            8,772      101.13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------



Salomon Brothers/JNL Global Bond Series

    12/31/00                                            0.95%        7.42%         n/a          n/a
    12/31/99                                            0.95         7.22          n/a          n/a
    12/31/98                                            1.00         7.05         1.01%        7.04%
    12/31/97                                            1.01         6.83         1.08         6.76
 4/01-12/31/96                                          0.99         7.52         1.44         7.07
5/15(a)-3/31/96                                         1.00         9.01         2.14         7.87

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL High Yield Series

    12/31/00                                            0.90         9.17          n/a          n/a
    12/31/99                                            0.90         8.74          n/a          n/a
3/02(a)-12/31/98                                        0.95         7.80         1.39         7.36

------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers/JNL U.S. Government &
Quality Bond Series

    12/31/00                                            0.80         6.06          n/a          n/a
    12/31/99                                            0.80         5.45          n/a          n/a
    12/31/98                                            1.28         5.33         1.29         5.32
    12/31/97                                            0.94         5.99         1.05         5.88
 4/01-12/31/96                                          0.84         5.72         1.37         5.19
5/15(a)-3/31/96                                         0.84         5.41         2.53         3.72

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth Series

    12/31/00                                            0.92         0.03         0.92         0.02
    12/31/99                                            0.93         0.16          n/a          n/a
    12/31/98                                            0.95         0.38         0.95         0.38
    12/31/97                                            0.98         0.43         0.98         0.43
 4/01-12/31/96                                          1.00         0.59         1.11         0.48
5/15(a)-3/31/96                                         1.00         0.75         2.09        (0.34)
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.


                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

T. Rowe Price/JNL Mid-Cap Growth Series

    12/31/00                                       $   23.71     $    (0.04)       $     1.67       $   1.63      $      -
    12/31/99                                           20.43          (0.05)             4.93           4.88             -
    12/31/98                                           17.37          (0.07)             3.80           3.73             -
    12/31/97                                           14.89          (0.03)             2.74           2.71             -
 4/01-12/31/96                                         13.43          (0.05)             1.92           1.87         (0.05)
5/15(a)-3/31/96                                        10.00           0.06              3.90           3.96             -

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Value Series

5/01(a)-12/31/00                                       10.00           0.09              1.16           1.25         (0.09)

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series

1/26(a)-12/31/00                                       10.00           0.27             (0.73)         (0.46)            -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series

1/13(a)-12/31/00                                       10.00           0.17             (0.98)         (0.81)            -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series

1/13(a)-12/31/00                                       10.00           0.05             (0.58)         (0.53)            -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I (d)

    12/31/00                                           12.45           0.11             (0.31)         (0.20)        (0.23)
    12/31/99                                           10.47          (0.06)             2.10           2.04         (0.06)
4/09(a)-12/31/98                                       10.00           0.38              0.09           0.47             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I (d)

    12/31/00                                           13.42           0.03             (0.62)         (0.59)        (0.21)
    12/31/99                                           10.63          (0.11)             2.95           2.84         (0.05)
4/09(a)-12/31/98                                       10.00           0.36              0.27           0.63             -

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


T. Rowe Price/JNL Mid-Cap Growth Series

    12/31/00                                        $  (1.87)      $    -    $   23.47         7.16%     $   419,796       47.90%
    12/31/99                                           (1.60)           -        23.71        24.01          286,502       56.68
    12/31/98                                           (0.67)           -        20.43        21.49          189,636       50.92
    12/31/97                                           (0.23)           -        17.37        18.21          127,052       41.43
 4/01-12/31/96                                         (0.36)           -        14.89        13.91           47,104       25.05
5/15(a)-3/31/96                                        (0.53)           -        13.43        40.06           10,545       66.04

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Value Series

5/01(a)-12/31/00                                       (0.02)           -        11.14        12.54           26,446       44.84

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series

1/26(a)-12/31/00                                           -            -         9.54        (4.60)           8,737       18.17

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series

1/13(a)-12/31/00                                           -            -         9.19        (8.10)          21,489       14.96

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series

1/13(a)-12/31/00                                           -            -         9.47        (5.30)          18,897       12.75

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I (d)

    12/31/00                                           (0.19)           -        11.83        (1.55)         139,701       25.30
    12/31/99                                               -            -        12.45        19.52           72,998       12.96
4/09(a)-12/31/98                                           -            -        10.47         4.70           10,026       36.08

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I (d)

    12/31/00                                           (0.25)           -        12.37        (4.35)         222,052       19.23
    12/31/99                                               -            -        13.42        26.74          110,608       17.15
4/09(a)-12/31/98                                           -            -        10.63         6.30           12,612       57.96

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------



T. Rowe Price/JNL Mid-Cap Growth Series

    12/31/00                                            1.02%       (0.20)%        n/a          n/a
    12/31/99                                            1.03        (0.28)         n/a          n/a
    12/31/98                                            1.04        (0.37)        1.04%       (0.37)%
    12/31/97                                            1.06        (0.26)        1.06        (0.26)
 4/01-12/31/96                                          1.10        (0.18)        1.14        (0.22)
5/15(a)-3/31/96                                         1.10         0.82         2.10        (0.18)

------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price/JNL Value Series

5/01(a)-12/31/00                                        1.00         1.47         1.01          1.46

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series

1/26(a)-12/31/00                                        0.20         4.79          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series

1/13(a)-12/31/00                                        0.20         3.68          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Aggressive Growth Series

1/13(a)-12/31/00                                        0.20         0.99          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series I (d)

    12/31/00                                            0.20         3.53          n/a          n/a
    12/31/99                                            0.20         3.97          n/a          n/a
4/09(a)-12/31/98                                        0.20        14.15          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series I (d)

    12/31/00                                            0.20         2.61          n/a          n/a
    12/31/99                                            0.20         2.99          n/a          n/a
4/09(a)-12/31/98                                        0.20        13.74          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) Certain prior year amounts have been reclassified in conformity with the current year's presentation.


                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

JNL/S&P Aggressive Growth Series I (d)

    12/31/00                                        $  14.69     $    (0.10)        $   (1.28)      $  (1.38)      $ (0.17)
    12/31/99                                           10.88          (0.15)             4.00           3.85         (0.04)
4/09(a)-12/31/98                                       10.00           0.27              0.61           0.88             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I (d)

    12/31/00                                           16.61          (0.29)            (2.56)         (2.85)        (0.18)
    12/31/99                                           11.19          (0.21)             5.68           5.47         (0.04)
4/09(a)-12/31/98                                       10.00           0.24              0.95           1.19             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I (d)

    12/31/00                                           15.21          (0.18)            (1.96)         (2.14)        (0.15)
    12/31/99                                           10.64          (0.18)             4.77           4.59         (0.02)
4/09(a)-12/31/98                                       10.00           0.21              0.43           0.64             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I (d)

    12/31/00                                           15.56          (0.21)            (2.17)         (2.38)        (0.17)
    12/31/99                                           10.75          (0.16)             5.02           4.86         (0.05)
4/09(a)-12/31/98                                       10.00           0.21              0.54           0.75             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series II (d)

    12/31/00                                           11.01           0.16             (0.80)         (0.64)        (0.30)
    12/31/99                                            9.54           0.06              1.48           1.54         (0.07)
 4/09(a)-12/31/98                                      10.00           0.23             (0.69)         (0.46)            -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II (d)

    12/31/00                                           12.49           0.06             (0.88)         (0.82)        (0.17)
    12/31/99                                           10.22           0.05              2.28           2.33         (0.06)
4/09(a)-12/31/98                                       10.00           0.17              0.05           0.22               -

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


JNL/S&P Aggressive Growth Series I (d)

    12/31/00                                        $  (0.28)     $     -     $  12.86        (9.37)%    $    95,075       24.94%
    12/31/99                                               -            -        14.69        35.38           41,329       26.50
4/09(a)-12/31/98                                           -            -        10.88         8.80            4,425      126.18

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I (d)

    12/31/00                                           (0.50)           -        13.08       (17.16)          57,841       29.95
    12/31/99                                           (0.01)           -        16.61        48.86           23,588      141.89
4/09(a)-12/31/98                                           -            -        11.19        11.90            2,441      121.03

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I (d)

    12/31/00                                           (0.33)           -        12.59       (14.06)         135,523       28.83
    12/31/99                                               -            -        15.21        43.19           60,879       34.62
4/09(a)-12/31/98                                           -            -        10.64         6.40            5,035       72.69

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I (d)

    12/31/00                                           (0.42)           -        12.59       (15.27)          40,471       28.62
    12/31/99                                               -            -        15.56        45.25           18,680       41.60
4/09(a)-12/31/98                                           -            -        10.75         7.50            3,238       67.88

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series II (d)

    12/31/00                                               -            -        10.07        (5.77)           9,867       25.52
    12/31/99                                               -            -        11.01        16.14            6,513       55.32
 4/09(a)-12/31/98                                          -            -         9.54        (4.60)           1,701      369.99

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II (d)

    12/31/00                                           (0.28)           -        11.22        (6.57)          17,884       18.92
    12/31/99                                               -            -        12.49        22.77           10,450       38.38
4/09(a)-12/31/98                                           -            -        10.22         2.20            2,856      103.28

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------



JNL/S&P Aggressive Growth Series I (d)

    12/31/00                                            0.20%        1.62%         n/a          n/a
    12/31/99                                            0.20         1.22          n/a          n/a
4/09(a)-12/31/98                                        0.20         7.34          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series I (d)

    12/31/00                                            0.20         0.54          n/a          n/a
    12/31/99                                            0.20        (0.13)         n/a          n/a
4/09(a)-12/31/98                                        0.20         5.73          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I (d)

    12/31/00                                            0.20         0.52          n/a          n/a
    12/31/99                                            0.20        (0.01)         n/a          n/a
4/09(a)-12/31/98                                        0.20         6.93          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Aggressive Growth Series I (d)

    12/31/00                                            0.20         0.56          n/a          n/a
    12/31/99                                            0.20        (0.09)         n/a          n/a
4/09(a)-12/31/98                                        0.20         7.01          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series II (d)

    12/31/00                                            0.20         3.03          n/a          n/a
    12/31/99                                            0.20         3.31          n/a          n/a
 4/09(a)-12/31/98                                       0.20         2.29          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series II (d)

    12/31/00                                            0.20         2.15          n/a          n/a
    12/31/99                                            0.20         2.15          n/a          n/a
4/09(a)-12/31/98                                        0.20         4.09          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) Certain prior year amounts have been reclassified in conformity with the current year's presentation.

                     See notes to the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Increase (Decrease) from
                                                                           Investment Operations
                                                      Net Asset   -----------------------------------------       Distributions
                                                      Value         Net            Net Realized     Total from    from Net
     Period                                           Beginning     Investment     & Unrealized     Investment    Investment
     Ended                                            of Period     Income (Loss)  Gains (Losses)   Operations    Income
------------------------------------------------------------------------------------------------------------------------------------

JNL/S&P Aggressive Growth Series II (d)

    12/31/00                                        $  12.92      $   (0.01)        $   (1.16)      $  (1.17)      $ (0.14)
    12/31/99                                           10.05          (0.01)             2.89           2.88         (0.01)
4/09(a)-12/31/98                                       10.00           0.10             (0.05)          0.05             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II (d)

    12/31/00                                           15.37          (0.07)            (1.91)         (1.98)        (0.22)
    12/31/99                                           10.80          (0.07)             4.65           4.58             -
4/09(a)-12/31/98                                       10.00           0.07              0.73           0.80             -

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II (d)

    12/31/00                                           13.67          (0.11)            (1.31)         (1.42)        (0.10)
    12/31/99                                           10.04          (0.05)             3.69           3.64         (0.01)
4/09(a)-12/31/98                                       10.00           0.08             (0.04)          0.04             -

------------------------------------------------------------------------------------------------------------------------------------
 JNL/S&P Equity Aggressive Growth Series II (d)

    12/31/00                                           14.44          (0.17)            (1.45)         (1.62)        (0.07)
    12/31/99                                           10.36          (0.05)             4.15           4.10         (0.02)
4/09(a)-12/31/98                                       10.00           0.07              0.29           0.36             -

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Distributions
                                                     from Net                                    Supplement Data
                                                     Realized                  -----------------------------------------------------
                                                     Gains on                  Net Asset                Net Assets,
     Period                                          Investment     Return of  Value, End    Total      End of Period    Portfolio
     Ended                                           Transactions   Capital    of Period     Return (b) (in thousands)   Turnover
------------------------------------------------------------------------------------------------------------------------------------


JNL/S&P Aggressive Growth Series II (d)

    12/31/00                                        $  (0.25)      $    -    $   11.36        (9.04)%    $     6,257       42.75%
    12/31/99                                               -            -        12.92        28.66            3,379       72.67
4/09(a)-12/31/98                                           -            -        10.05         0.50              267      165.71

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II (d)

    12/31/00                                           (0.72)           -        12.45       (12.86)           4,395       21.22
    12/31/99                                           (0.01)           -        15.37        42.42            3,122      145.99
4/09(a)-12/31/98                                           -            -        10.80         8.00              155      208.66

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II (d)

    12/31/00                                           (0.26)           -        11.89       (10.35)          11,243       18.49
    12/31/99                                               -            -        13.67        36.29            4,733       59.07
4/09(a)-12/31/98                                           -            -        10.04         0.40              600      121.14

------------------------------------------------------------------------------------------------------------------------------------
 JNL/S&P Equity Aggressive Growth Series II (d)

    12/31/00                                           (0.29)           -        12.46       (11.18)           3,475       17.61
    12/31/99                                               -            -        14.44        39.61              946      202.45
4/09(a)-12/31/98                                           -            -        10.36         3.60              224      157.21

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
JNL Series Trust
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Assuming No
                                                                            Expense Reimbursement
                                                                           or Fees Paid Indirectly
                                                                 -------------------------------------------
                                                                 Ratio of Net                 Ratio of Net
                                                    Ratio of     Investment      Ratio of     Investment
                                                    Expenses to  Income (Loss)   Expenses to  Income (Loss)
     Period                                         Average Net  to Average      Average Net  to Average
     Ended                                          Assets(c)    Net Assets (c)  Assets (c)   Net Assets (c)
------------------------------------------------------------------------------------------------------------------------------------


JNL/S&P Aggressive Growth Series II (d)

    12/31/00                                            0.20%        1.53%         n/a          n/a
    12/31/99                                            0.20         1.26          n/a          n/a
4/09(a)-12/31/98                                        0.20         2.19          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Very Aggressive Growth Series II (d)

    12/31/00                                            0.20         0.59          n/a          n/a
    12/31/99                                            0.20        (0.07)         n/a          n/a
4/09(a)-12/31/98                                        0.20         0.91          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Equity Growth Series II (d)

    12/31/00                                            0.20         0.62          n/a          n/a
    12/31/99                                            0.20         0.20          n/a          n/a
4/09(a)-12/31/98                                        0.20         1.82          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------
 JNL/S&P Equity Aggressive Growth Series II (d)

    12/31/00                                            0.20         0.71          n/a          n/a
    12/31/99                                            0.20         0.00          n/a          n/a
4/09(a)-12/31/98                                        0.20         1.22          n/a          n/a

------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d) Certain prior year amounts have been reclassified in conformity with the current year's presentation.

                      See notes the financial statements.

--------------------------------------------------------------------------------
                                JNL Series Trust
                        Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust, consisting of diversified and non-diversified Series, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in forty-three (43) separate Series, each with its own investment objective. JNL/Alger Growth Series, for which Fred Alger Management, Inc serves as the sub-adviser; JNL/Alliance Growth Series, for which Alliance Capital Management L.P. serves as the sub-adviser; JNL/Eagle Core Equity Series and JNL/Eagle SmallCap Equity Series, for which Eagle Asset Management, Inc. serves as the sub-adviser; JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series and JNL/J.P. Morgan
International & Emerging Markets Series, for which J.P. Morgan Investment Management Inc. serves as the sub-adviser; JNL/Janus Aggressive Growth Series, JNL/Janus Balanced Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series and JNL/Janus Growth & Income Series, for which Janus Capital Corporation serves as the sub-adviser; JNL/PIMCO Total Return Bond Series, for which Pacific Investment Management Company serves as the sub-adviser; JNL/Putnam Growth Series, JNL/Putnam International Equity Series, JNL/Putnam Midcap Growth Series and JNL/Putnam Value Equity Series, for which Putnam Investment Management, Inc. serves as the sub-adviser; Lazard/JNL Mid Cap Value Series and Lazard/JNL Small Cap Value Series, for which Lazard Asset Management serves as sub-adviser; PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series and PPM America/JNL Money Market Series, for which PPM America Inc. serves as sub-adviser; Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series and Salomon Brothers/JNL U.S. Government & Quality Bond Series, for which Salomon Brothers Asset Management Inc. serves as the sub-adviser; and T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series and T. Rowe Price/JNL Value Series, for which T. Rowe Price Associates, Inc. serves as the sub-adviser. The JNL/S&P Conservative Growth Series, JNL/S&P Conservative Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series, JNL/S&P Moderate Growth Series I, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series, JNL/S&P Aggressive Growth Series I, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series I, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series I and JNL/S&P Equity Aggressive Growth Series II (collectively the "JNL/S&P Series") for which Standard & Poor's Investment Advisory Services, Inc. serves as the sub-adviser.

     Effective May 1, 2000, the Goldman Sachs/JNL Growth & Income Series became the JNL/Janus Growth & Income Series and is managed by Janus Capital Corporation and the T. Rowe Price/JNL International Equity Investment Series became the JNL/Putnam International Equity Series and is managed by Putnam Investment Management, Inc.

     Jackson National Financial Services, LLC ("JNFS"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Adviser. Shares are presently offered only to Jackson National and its separate accounts to fund the benefits of variable annuity policies.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed and consistently applied by the Trust in the preparation of its financial statements. Certain prior year amounts have been reclassified in conformity with the current year's presentation.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

     Security Valuation -- Bonds are valued on the basis of prices furnished by pricing services which determine prices for normal institutional size trading units of bonds or based on quotations provided by reputable broker-dealers. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Trustees. Stocks are valued at

--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

the last quoted sale price on the New York stock exchange or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

     The JNL/S&P Series are valued at the net asset value per share of each underlying Series determined as of the close of the New York Stock Exchange on the valuation date.

     Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     Foreign Currency Translations -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities de-nominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of noon Eastern Standard Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) and net unrealized appreciation (depreciation), respectively.

     Forward Foreign Currency Exchange Contracts -- A Series may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

     When-Issued and Delayed Delivery Transactions -- A Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     Unregistered Securities -- A Series may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities.

     Options Transactions -- A Series may write covered call options on portfolio securities. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and

--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

Liabilities. The risk in writing a covered call option is that the Series may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When a written call option is exercised, the proceeds on the sale of the underlying security are adjusted by the amount of premium received.

     Futures Contracts -- A Series may utilize futures contracts to a limited extent. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Series is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Series receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Series as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities.

     Dollar  Roll   Transactions   --  A  Series  may  enter  into  dollar  roll
transactions with respect to mortgage securities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The value of the dollar roll transactions are reflected in the Series' Statements of Assets and Liabilities. During the period between the sale and repurchase, the Series forgoes principal and interest paid on the mortgage securities sold. The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. These fees are accrued as income over the life of the dollar roll contract. Dollar roll transactions involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those similar securities which the Series is obligated to purchase or that the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs.

     Repurchase Agreements -- A Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     Reverse Repurchase Agreements -- A Series may engage in reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Series have committed to sell is reflected in the Statements of Assets and Liabilities. A Series pays interest on amounts borrowed which is reflected in the Statements of Operations. The Series will maintain securities in segregated accounts with its custodian that at all times are in an amount equal to their obligations under the reverse repurchase agreements. Reverse Repurchase agreements involve the risks that the market value of the securities sold by the Series may decline below the repurchase price and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

     Securities Loaned -- The Series has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Advisor. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

     Distributions to Shareholders -- The PPM Amer-ica/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, dividends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

     Federal Income Taxes -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has an investment advisory agreement with JNFS whereby JNFS provides investment management and transfer agency services. Each Series pays JNFS an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Series. A portion of this fee is paid to sub-advisers as compensation for their services. The following is a schedule of the fees each Series is currently obligated to pay JNFS.


                                           $0 to    $25 to   $50 to  $100 to   $150 to  $200 to  $250 to  $300 to  $350 to    Over
(M - Millions)                             $25 M    $50 M    $100 M   $150 M   $200 M    $250 M   $300 M   $350 M   $500 M   $500 M
--------------                             -----    -----    ------   ------   ------    ------   ------   ------   ------   ------
JNL/Alger Growth Series                      .975%    .975%    .975%    .975%     .975%    .975%    .975%     .95%     .95%     .90%
JNL/Alliance Growth Series                   .775%    .775%    .775%    .775%     .775%    .775%     .70%     .70%     .70%     .70%
JNL/Eagle Core Equity Series                  .90%     .90%     .85%     .85%      .85%     .85%     .85%     .75%     .75%     .75%
JNL/Eagle SmallCap Equity Series              .95%     .95%     .95%     .90%      .90%     .90%     .90%     .90%     .90%     .85%
JNL/J.P. Morgan Enhanced S&P 500 Stock
  Index Series                                .80%     .75%     .75%     .75%      .75%     .75%     .75%     .75%     .75%     .75%
JNL/J.P. Morgan International & Emerging
  Markets Series                             .975%    .975%     .95%     .95%      .95%     .90%     .90%     .90%     .85%     .85%
JNL/Janus Aggressive Growth Series            .95%     .95%     .95%     .95%      .90%     .90%     .90%     .85%     .85%     .85%
JNL/Janus Balanced Series                     .95%     .95%     .95%     .95%      .95%     .95%     .95%     .90%     .90%     .90%
JNL/Janus Capital Growth Series               .95%     .95%     .95%     .95%      .90%     .90%     .90%     .85%     .85%     .85%
JNL/Janus Global Equities Series             1.00%    1.00%    1.00%    1.00%      .95%     .95%     .95%     .90%     .90%     .90%
JNL/Janus Growth & Income Series              .95%     .95%     .95%     .95%      .95%     .95%     .95%     .90%     .90%     .90%
JNL/PIMCO Total Return Bond Series            .70%     .70%     .70%     .70%      .70%     .70%     .70%     .70%     .70%     .70%
JNL/Putnam Growth Series                      .90%     .90%     .90%     .90%      .85%     .85%     .85%     .80%     .80%     .80%
JNL/Putnam International Equity Series       1.10%    1.10%    1.05%    1.05%     1.00%    1.00%    1.00%     .95%     .95%     .90%
JNL/Putnam Midcap Growth Series               .95%     .95%     .95%     .95%      .95%     .95%     .95%     .90%     .90%     .90%
JNL/Putnam Value Equity Series                .90%     .90%     .90%     .90%      .85%     .85%     .85%     .80%     .80%     .80%
Lazard/JNL Mid Cap Value Series              .975%    .975%    .975%    .975%     .925%    .925%    .925%     .90%     .90%     .90%
Lazard/JNL Small Cap Value Series            1.05%    1.05%    1.00%    1.00%     .975%    .975%    .975%    .925%    .925%    .925%
PPM America/JNL Balanced Series               .75%     .75%     .70%     .70%     .675%    .675%    .675%     .65%     .65%    .625%
PPM America/JNL High Yield Bond Series        .75%     .75%     .70%     .70%     .675%    .675%    .675%     .65%     .65%    .625%
PPM America/JNL Money Market Series           .60%     .60%     .60%     .60%     .575%    .575%    .575%     .55%     .55%    .525%
Salomon Brothers/JNL Balanced Series          .80%     .80%     .75%     .75%      .70%     .70%     .70%     .70%     .70%     .70%
Salomon Brothers/JNL Global Bond Series       .85%     .85%     .85%     .85%      .80%     .80%     .80%     .80%     .80%     .75%
Salomon Brothers/JNL High Yield Bond
  Series                                      .80%     .80%     .75%     .75%      .70%     .70%     .70%     .70%     .70%     .70%
Salomon Brothers/JNL U.S. Government &
  Quality Bond Series                         .70%     .70%     .70%     .70%      .65%     .65%     .65%     .60%     .60%     .55%
T. Rowe Price/JNL Established Growth          .85%     .85%     .85%     .85%      .80%     .80%     .80%     .80%     .80%     .80%
Series
T. Rowe Price/JNL Mid-Cap Growth Series       .95%     .95%     .95%     .95%      .90%     .90%     .90%     .90%     .90%     .90%
T. Rowe Price/JNL Value Series                .90%     .90%     .90%     .90%      .90%     .90%     .90%     .85%     .85%     .85%
JNL/S&P Series                                .20%     .20%     .20%     .20%      .20%     .20%     .20%     .20%     .20%     .15%

     Administrative Fee - In addition to the investment advisory fee, each Series except the JNL/S&P Series, pays to JNFS an annual Administrative Fee of
 .10% of the average daily net assets of the Series. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the agreement, JNFS is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes.

     During the period ended December 31, 2000, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam

--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

International Equity Series and T. Rowe Price/JNL Established Growth Series, paid, $700, $3, $5, $3 and $1, in thousands respectively, to affiliates of the Series for brokerage fees on the execution of purchases and sales of portfolio investments.

     Brokerage Enhancement Plan - Certain Series have adopted a Brokerage Enhancement Plan (the "Plan") under the provisions of Rule 12b-1 for the purpose of utilizing the Trust's brokerage commissions to the extent available, to promote the sale and distribution of the Trust's shares (through the sale of variable insurance products funded by the Trust). Commissions are reflected in the Statements of Operations as "12b-1 expenses" and a corresponding reduction "Fees paid indirectly". Net expenses of the Series are unaffected by participating in the Plan.

NOTE 4. PURCHASES AND SALES OF SECURITIES

     Information with respect to purchases and proceeds from sales of long-term securities for the period ended December 31, 2000 is as follows (in thousands):

                                                           Investment Securities         U.S. Government Obligations
                                                         Purchases         Sales          Purchases          Sales
                                                      ---------------- --------------- ---------------- ----------------

  JNL/Alger Growth Series                             $       534,820  $      380,675  $             -  $             -
  JNL/Alliance Growth Series                                  121,668          27,690                -                -
  JNL/Eagle Core Equity Series                                275,652         222,603                -                -
  JNL/Eagle SmallCap Equity Series                             91,663          63,889                -                -
  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series          27,684           8,507                -                -
  JNL/J.P. Morgan International & Emerging Markets             13,316          10,402              127              177
    Series
  JNL/Janus Aggressive Growth Series                          700,620         425,716                -                -
  JNL/Janus Balanced Series                                    35,910           8,781           11,229            1,266
  JNL/Janus Capital Growth Series                             925,790         682,072                -                -
  JNL/Janus Global Equities Series                            591,193         424,773                -                -
  JNL/Janus Growth & Income Series                             28,413          16,291              167                -
  JNL/PIMCO Total Return Bond Series                           65,109          53,479           41,287           30,350
  JNL/Putnam Growth Series                                    516,464         386,497                -                -
  JNL/Putnam International Equity Series                      182,775         144,945                -                -
  JNL/Putnam Midcap Growth Series                              63,289          16,878                -                -
  JNL/Putnam Value Equity Series                              376,734         301,289                -                -
  Lazard/JNL Mid Cap Value Series                              19,102          12,819                -                -
  Lazard/JNL Small Cap Value Series                            12,244           5,593                -                -
  PPM America/JNL Balanced Series                              42,331          31,317            8,883            7,192
  PPM America/JNL High Yield Bond Series                       97,301          80,731                -                -
  Salomon Brothers/JNL Balanced Series                         13,897          11,073            1,173               48
  Salomon Brothers/JNL Global Bond Series                     395,386          373125           16,358            6,707
  Salomon Brothers/JNL High Yield Bond Series                   9,444           4,191                -                -
  Salomon Brothers/JNL U.S. Government & Quality Bond         481,504         457,348           60,969           51,894
    Series
  T. Rowe Price/JNL Value Series                               29,729           7,455                -                -
  T. Rowe Price/JNL Established Growth Series                 354,421         296,916                -                -
  T. Rowe Price/JNL Mid-Cap Growth Series                     265,325         156,955                -                -
  JNL/S&P Conservative Growth Series                           10,643             912                -                -
  JNL/S&P Moderate Growth Series                               26,480           1,651                -                -
  JNL/S&P Aggressive  Growth Series                            23,670           1,280                -                -
  JNL/S&P Conservative Growth Series I                        105,295          27,173                -                -
  JNL/S&P Moderate Growth Series I                            170,450          33,193                -                -
  JNL/S&P Aggressive  Growth Series I                          88,467          18,051                -                -
  JNL/S&P Very Aggressive Growth Series I                      63,888          13,369                -                -
  JNL/S&P Equity Growth Series I                              136,645          30,512                -                -

--------------------------------------------------------------------------------
                                JNL Series Trust
                  Notes to the Financial Statements (continued)
--------------------------------------------------------------------------------

                                                           Investment Securities         U.S. Government Obligations
                                                         Purchases         Sales          Purchases          Sales
                                                      ---------------- --------------- ---------------- ----------------

  JNL/S&P Equity Aggressive Growth Series I           $        41,388  $        9,100  $             -  $             -
  JNL/S&P Conservative Growth Series II                         6,358           2,025                -                -
  JNL/S&P Moderate Growth Series II                            12,356           2,761                -                -
  JNL/S&P Aggressive  Growth Series II                          5,995           2,177                -                -
  JNL/S&P Very Aggressive Growth Series II                      3,075             834                -                -
  JNL/S&P Equity Growth Series II                              10,139           1,521                -                -
  JNL/S&P Equity Aggressive Growth Series II                    3,604             445                -                -

NOTE 5.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE 6.  FEDERAL INCOME TAX MATTERS

     At December 31, 2000, the following Series had accumulated net realized capital loss carryovers (in thousands) for U.S. federal income tax purposes which may be used to offset future realized capital gains:

                                                                              Year(s) of
                                                              Amount          Expiration
                                                           --------------  -----------------

  J.P. Morgan Enhanced S&P 500 Stock Index Series          $       201        2008
  JNL/Janus Balanced Series                                        512        2008
  JNL/Janus Growth & Income Series                                 523        2006 - 2008
  JNL/Putnam Growth Series                                       2,490        2008
  JNL/Putnam Midcap Growth Series                                  453        2008
  JNL/Putnam Value Equity Series                                13,271        2008
  Lazard/JNL Small Cap Value Series                                137        2006, 2008
  PPM America/JNL Balanced Series                                  446        2008
  PPM America/JNL High Yield Bond Series                        16,684        2007 - 2008
  Salomon Brothers/JNL Balanced Series                              90        2006 - 2008
  Salomon Brothers/JNL Global Bond Series                        2,122        2006 - 2008
  Salomon Brothers/JNL High Yield Bond Series                      829        2006 - 2008
  Salomon Brothers/JNL U.S. Government
    & Quality Bond Series                                        3,391        2007 - 2008
  JNL/S&P Conservative Growth Series II
                                                                    20        2006

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of JNL Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty-three (43) Series of the JNL Series Trust listed in Note 1 of the financial statements (hereafter collectively referred to as the "Series") at December 31, 2000, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers and the application of alternative auditing procedures provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers, LLP


Chicago, Illinois
February 2, 2001